UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-58433

Marshall Funds, Inc.

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

John M. Blaser

M&I Investment Management Corp.

111 East Kilbourn Avenue

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

August 31, 2010

•     Marshall Large-Cap Value Fund

•     Marshall Large-Cap Growth Fund

•     Marshall Mid-Cap Value Fund

•     Marshall Mid-Cap Growth Fund

•     Marshall Small-Cap Growth Fund

•     Marshall International Stock Fund

•     Marshall Emerging Markets Equity Fund

•     Marshall Ultra Short Tax-Free Fund

•     Marshall Short-Term Income Fund

•     Marshall Short-Intermediate Bond Fund

•     Marshall Intermediate Tax-Free Fund

•     Marshall Government Income Fund

•     Marshall Corporate Income Fund

•     Marshall Aggregate Bond Fund

•     Marshall Core Plus Bond Fund

• Marshall Government Money Market Fund • Marshall Tax-Free Money Market Fund • Marshall Prime Money Market Fund

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report—Commentary	Marshall Large-Cap Value Fund

Fund Manager: Analysts:	Daniel P. Brown, CFA, began investment experience in 1997 Kenneth M. Conrad, CFA and Casey J. Sambs, CFA

The Marshall Large-Cap Value Fund returned -0.42% for the fiscal year ended August 31, 2010 versus the Lipper Large-Cap Value Fund Index and the Russell 1000® Value Index, which returned 2.65% and 4.96%, respectively.

The equity market continued to be a very turbulent place the past year, marked by 11 of 12 monthly returns of greater than +/- 2% (6 positive, 5 negative). Economic and regulatory uncertainties were major themes that were generally negative for equity investors. Equity investors responded to this volatility by withdrawing record amounts from equity based mutual funds. The increased volatility caused us to put more emphasis on higher quality, dividend paying stocks.

In the past year, the Fund maintained an underweight position of approximately 3% in the Financials sector due to downward housing trends, potentially restrictive regulatory changes, lack of dividends, and weak loan demand. This underweight decision added value, but our stock selection detracted more as we underestimated how investors would respond to the uneven economic recovery and regulatory overhang. The Financials sector was the worst performer over the past year and several of our holdings experienced negative returns. We believe top bank holdings, JP Morgan Chase & Co. (3.1% of the Fund, -15.9%) and Wells Fargo & Co. (1.9% of the Fund, -13.8%), came out of the financial crisis much stronger than their peers and were able to buy weaker franchises at compelling prices. However, their efforts were underappreciated by investors as these two holdings underperformed within the sector.

The Fund was aided by strong stock selection in the Energy sector as top holding ConocoPhillips (2.5% of the Fund, 21.3%) benefited from its divesture/restructuring plan; they intend to return proceeds to shareholders via increased dividends and buybacks. The Energy sector was not immune to volatility as the Gulf of Mexico oil spill affected some of our holdings. Anadarko Petroleum Corp (1.1% of the Fund, -12.5%) held a 25% interest in the well and will likely be responsible for a portion of the clean up costs. We still view this holding favorably as the company has had many successful explorations outside the U.S.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LLCVFI	Russell 1000® VI
1-year (Class Y)	(0.42)%	2.65%	4.96%
1-year (Class I)	(0.14)%	2.65%	4.96%
5-year (Class Y)	(2.18)%	(1.48)%	(1.69)%
10-year (Class Y)	0.61%	(0.03)%	1.92%

Commencement of Operations
(2/1/08) (Class I)	(10.82)%	(8.97)%	(9.92)%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/2010
	Fund	LLCVFI	Russell 1000® VI
1-year (NAV)	(0.42)%	2.65%	4.96%
1-year (Offer)	(6.10)%
5-year (NAV)	(2.18)%	(1.48)%	(1.69)%
5-year (Offer)	(3.32)%
10-year (NAV)	0.61%	(0.03)%	1.92%
10-year (Offer)	0.02%

Expense Ratios	Gross	Net
Investor/Advisor shares	1.33%	1.24%
Institutional shares	1.08%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	8.0%
Consumer Staples	10.6

Energy	11.7
Financials	24.0
Healthcare	13.0
Industrials	10.0

Information Technology	5.7
Materials	2.8
Telecommunication Services	4.0

Utilities	7.0
Purchased Call Options	0.1
Other Assets & Liabilities, Net	3.1

Total	100.0%

Annual Report—Commentary	Marshall Large-Cap Growth Fund

Fund Managers: Analyst:	Robert G. Cummisford, CFA and Alan K. Creech, began investment experience in 1992 and 1995, respectively Shane T. Sawyer, CFA

The Marshall Large-Cap Growth Fund returned 2.94% for the fiscal year ended August 31, 2010 versus the Lipper Large-Cap Growth Fund Index and the Russell 1000® Growth Index, which returned 4.25% and 6.14%, respectively.

The past year has seen the equity markets struggle for direction. The remainder of 2009 saw equity markets continue to surge higher off the March bottom as it appeared the recession was well behind us and good times were ahead. However, 2010 ushered in new bouts of uncertainty, panic, and euphoria leading to a volatile but range bound market. Daily moves of 1% or more have become commonplace and stock correlations have reached all time highs.

Amidst this volatility, the stock market has wrestled with largely divergent views of where the economy is headed. One camp has turned quite bearish and points to continued trouble in housing, employment, and confidence and is forecasting a “double dip” recession. The opposite camp believes the global economy continues to recover and points to strong corporate earnings, revenues, and balance sheets and is forecasting the current “soft patch” to be resolved positively.

The Fund struggled to keep pace with market benchmarks in this environment as our fundamental focus on companies with improving revenues and earnings provided ample investment opportunities for us to consider, but has not yet translated into positive stock price performance. Fund performance benefited most from our underweight in the Consumer Staples sector as our process revealed few opportunities and enabled us to avoid many stocks that lagged in the sector. Additionally, the instances where our process showed opportunity proved to be accurate with double digit gains in many stocks including CVS Caremark Corp. and Procter & Gamble Co. each up 19% (each 0.0% of the Fund), and PepsiCo, Inc. and Altria Group, Inc. up over 16% (1.8% and 1.4% of the Fund, respectively).

The Materials and Financials sectors were the most challenging areas for growth investing during the year. A majority of the underperformance in Materials was due to Monsanto (0.0% of the Fund), where we underestimated the global commoditization of Roundup and the stock declined 39% over the year. In addition, Goldman Sachs Group, Inc. (1.0% of the Fund) hurt performance in Financials, as the stock was down 19%. Nonetheless, we continue to hold the stock as we believe the company has strong management with a good fundamental business.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LLCGFI	Russell 1000® GI
1-year (Class Y)	2.94%	4.25%	6.14%
1-year (Class I)	3.17%	4.25%	6.14%
5-year (Class Y)	(1.19)%	(1.01)%	0.10%
10-year (Class Y)	(3.36)%	(5.84)%	(5.36)%

Commencement of Operations
(2/1/08) (Class I)	(6.73)%	(7.26)%	(5.50)%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/2010
	Fund	LLCGFI	Russell 1000® GI
1-year (NAV)	2.94%	4.25%	6.14%
1-year (Offer)	(3.00)%
5-year (NAV)	(1.19)%	(1.01)%	0.10%
5-year (Offer)	(2.35)%
10-year (NAV)	(3.36)%	(5.84)%	(5.36)%
10-year (Offer)	(3.93)%

Expense Ratios	Gross	Net
Investor/Advisor shares	1.39%	1.24%
Institutional shares	1.14%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	12.9%
Consumer Staples	9.5
Energy	7.4
Financials	5.8

Healthcare	8.9
Industrials	12.6
Information Technology	31.9
Materials	5.4

Other Assets & Liabilities, Net	5.6

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Value Fund

Fund Manager: Analysts:	Matthew B. Fahey, began investment experience in 1980 Gregory S. Dirkse, CFA; Jeffrey Strong and Brian J. Janowski, CFA, CPA

The Marshall Mid-Cap Value Fund returned 7.62% for the fiscal year ended August 31, 2010 versus the Lipper Mid-Cap Value Fund Index and the Russell Midcap® Value Index, which returned 8.93% and 13.01%, respectively.

The fiscal year started strong with six of the first eight months posting solid gains. As the economy began to show signs of slowing, the remaining four months of the year produced negative returns. All ten economic sectors in the Russell Index recorded positive results for the year ranging from 29% in Financials to 2% in Telecomm Services.

On an absolute basis, the Fund’s performance was solid, but relative to peers and the passive Russell Index the Fund trailed. The underperformance by the Fund compared to the Russell Index was due primarily to stock selection, although sector allocation was also negative.

In terms of relative stock results, three sectors (Financials, Energy, Utilities) reflect the majority of the underperformance. In the Financials sector, the average stock in the Fund advanced 4%, while the index results reflected a 12% return. The Real Estate Investment Trust (REIT) segment of Financials was a major factor in the underperformance. The average return of REIT’s in the index was approximately 32%, while the Fund was significantly underweight in REIT’s. Our valuation discipline kept us on the sidelines, while REIT’s continued to move up. We suspect investors are grasping for yield producing equities and not focusing on valuation fundamentals. We remain significantly underweight in REIT’s on valuation grounds; we do not believe current prices are justified or can be maintained.

Within the Energy sector, the Fund’s average stock was up 5% versus 15% for the index. Two Gulf of Mexico related stocks held in the Fund, Noble Corp. (1.7% of the Fund) and Plains Exploration & Production Co. (1.7% of the Fund) were down significantly. Neither company was party to the BP PLC event, but both are affected by the drilling moratorium. We continue to hold both stocks and have added to our positions.

In the sector weight category, an overweight in Technology detracted from relative performance as the Fund carried an average weight of 12% during the year compared to 7% in the index, but the sector underperformed overall. The remaining sector weights were generally in line with the benchmark.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LMCVFI	RMCVI
1-year (Class Y)	7.62%	8.93%	13.01%
1-year (Class I)	7.83%	8.93%	13.01%
5-year (Class Y)	(0.35)%	0.26%	0.45%
10-year (Class Y)	6.92%	5.14%	6.95%

Commencement of Operations
(2/1/08) (Class I)	(4.28)%	(5.15)%	(4.81)%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/2010
	Fund	LMCVFI	RMCVI
1-year (NAV)	7.62%	8.93%	13.01%
1-year (Offer)	1.41%
5-year (NAV)	(0.35)%	0.26%	0.45%
5-year (Offer)	(1.53)%
10-year (NAV)	6.92%	5.14%	6.95%
10-year (Offer)	6.29%

Expense Ratios	Gross	Net
Investor/Advisor shares	1.37%	1.24%
Institutional shares	1.12%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	12.6%
Consumer Staples	4.7

Energy	10.3
Financials	21.0
Healthcare	7.9
Industrials	12.0

Information Technology	12.4
Materials	7.5
Telecommunication Services	2.2

Utilities	6.5
Other Assets & Liabilities, Net	2.9

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Growth Fund

Fund Managers: Analysts:	Kenneth S. Salmon and Patrick M. Gundlach, CFA, began investment experience in 1986 and 2002, respectively Bryan J. Bigari, CFA; Ryan P. Bushman and Earl R. DeLaet, CFA

The Marshall Mid-Cap Growth Fund returned 14.26% for the fiscal year ended August 31, 2010 versus the Lipper Mid-Cap Growth Fund Index and the Russell Midcap® Growth Index, which returned 10.51% and 11.58%, respectively.

Fiscal year 2010 began on a strong note with the global economy bouncing back strongly from the Great Recession. The stock market performed well too, led primarily by the more cyclical sectors. However, the arrival of spring was accompanied by some important changes, including: the sovereign debt crisis in Europe, a loss of economic momentum in much of the global economy, and a much more volatile stock market that has had a clear downward bias during the past four months.

Our stock-selection process remains active, but disciplined. First, we focus on identifying those companies for which readily identifiable catalysts are driving a clear improvement in business fundamentals. Our research requires that those positive fundamentals will drive financial performance that is both stronger and more persistent than what is discounted in current stock prices. This process allows us to maintain a diversified portfolio that we believe is well-positioned regardless of the macroeconomic environment.

The Fund’s outperformance was driven by stock selection as sector allocation was modestly dilutive for the period. Energy and Materials performed best while Information Technology and Consumer Staples were the laggards. The top five contributors for the Fund during the period were: Energy XXI (Bermuda), Ltd. (5.0% period-ending weight in the Fund, +101.9%); McMoRan Exploration Co. (5.0% of the Fund, +65.6%); Coinstar, Inc. (2.6% of the Fund, +31.8%); Hecla Mining Co. (0.0% of the Fund, +59.1%); and Cliff Natural Resources (0.0% of the Fund, +134.7%). The five worst performers were: Quantum Corp. (0.7% of the Fund, -24.6%); Heckmann Corp. (1.9% of the Fund, -34.2%); Sonic Solutions, Inc. (1.5% of the Fund, -24.8%); Nuvasive, Inc. (0.4% of the Fund, -42.6%); and Teradyne, Inc. (0.7% of the Fund, -30.5%).

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LMCGFI	RMCGI
1-year (Class Y)	14.26%	10.51%	11.58%
1-year (Class I)	14.49%	10.51%	11.58%
5-year (Class Y)	2.24%	2.13%	0.80%
10-year (Class Y)	(3.06)%	(2.83)%	(2.50)%

Commencement of Operations
(2/1/08) (Class I)	(4.07)%	(5.39)%	(5.04)%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/2010
	Fund	LMCGFI	RMCGI
1-year (NAV)	14.26%	10.51%	11.58%
1-year (Offer)	7.69%
5-year (NAV)	2.24%	2.13%	0.80%
5-year (Offer)	1.04%
10-year (NAV)	(3.06)%	(2.83)%	(2.50)%
10-year (Offer)	(3.63)%

Expense Ratios	Gross	Net
Investor/Advisor shares	1.35%	1.24%
Institutional shares	1.10%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	18.5%
Consumer Staples	1.9

Energy	10.0
Financials	4.0
Healthcare	16.0
Industrials	19.9

Information Technology	23.9
Materials	1.5
Telecommunication Services	2.7
Other Assets & Liabilities, Net	1.6

Total	100.0%

Annual Report—Commentary	Marshall Small-Cap Growth Fund

Fund Managers: Analysts:	Kenneth S. Salmon and Patrick M. Gundlach, CFA, began investment experience in 1986 and 2002, respectively Bryan J. Bigari, CFA; Ryan P. Bushman and Earl R. DeLaet, CFA

The Marshall Small-Cap Growth Fund returned 17.70% for the fiscal year ended August 31, 2010 versus the Lipper Small-Cap Growth Fund Index and the Russell 2000® Growth Index, which returned 8.83% and 7.16%, respectively.

Fiscal year 2010 began on a strong note with the global economy bouncing back strongly from the Great Recession. The stock market performed well too, led primarily by the more cyclical sectors. However, the arrival of spring was accompanied by some important changes, including: the sovereign debt crisis in Europe, a loss of economic momentum in much of the global economy, and a much more volatile stock market that has had a clear downward bias during the past four months.

Our stock-selection process remains active, but disciplined. First, we focus on identifying those companies for which readily identifiable catalysts are driving a clear improvement in business fundamentals. Our research requires that those positive fundamentals will drive financial performance that is both stronger and more persistent than what is discounted in current stock prices. This process allows us to maintain a diversified portfolio that we believe is well-positioned regardless of the macroeconomic environment.

The Fund’s substantial outperformance was driven primarily by stock selection although sector allocation made a modestly positive contribution as well. Energy and Information Technology performed best while Consumer Staples and Financials were the laggards. The top five winners for the Fund during the period were: Energy XXI (Bermuda), Ltd. (5.0% period-ending weight in the Fund, +175.7%); McMoRan Exploration Co. (5.0% of the Fund, +58.0%); Coinstar, Inc. (2.6% of the Fund, +31.8%); Rex Energy Corp. (0.6% of the Fund, +133.8%); and Oclaro, Inc. (0.0% of the Fund, +86.1%). The five worst performers were: Heckmann Corp. (2.5% of the Fund, -31.0%); CDC Corp., Class A (0.5% of the Fund, -58.0%); DJSP Enterprises (0.0% of the Fund, -60.9%); Sykes Enterprises (0.0% of the Fund, -43.2%); and LTX-Credence Corp. (0.8% of the Fund, -40.0%).

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LSCGI	Russell 2000® GI
1-year (Class Y)	17.70%	8.83%	7.16%
1-year (Class I)	17.96%	8.83%	7.16%
5-year (Class Y)	4.24%	(1.04)%	(0.17)%
10-year (Class Y)	2.20%	(2.40)%	(1.94)%

Commencement of Operations
(2/1/08) (Class I)	(1.62)%	(6.16)%	(4.89)%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/2010
	Fund	LSCGI	Russell 2000® GI
1-year (NAV)	17.70%	8.83%	7.16%
1-year (Offer)	10.91%
5-year (NAV)	4.24%	(1.04)%	(0.17)%
5-year (Offer)	3.01%
10-year (NAV)	2.20%	(2.40)%	(1.94)%
10-year (Offer)	1.59%

Expense Ratios	Gross	Net
Investor/Advisor shares	1.60%	1.44%
Institutional shares	1.35%	1.19%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	14.5%
Consumer Staples	2.4

Energy	11.4
Financials	6.1
Healthcare	18.0
Industrials	11.5

Information Technology	30.4
Materials	2.8
Telecommunication Services	1.5
Other Assets & Liabilities, Net	1.4

Total	100.0%

Annual Report—Commentary	Marshall International Stock Fund

Investment Adviser: Sub-advisers:	M&I Investment Management Corp. Acadian Asset Management, LLC Trilogy Global Advisors, LLC

The Marshall International Stock Fund returned -1.25% for the fiscal year ended August 31, 2010 versus the Lipper International Large-Cap Core Fund Index and the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) which returned -1.13% and -2.34%, respectively.

For the final four months of 2009, international equity markets posted solid returns despite some jitters in response to Dubai’s debt crisis and Greece’s fiscal problems. After posting a modestly positive return in the first quarter of 2010, international equity markets slipped significantly in the second quarter as Europe’s sovereign debt crisis intensified and concerns mounted about the sustainability of China’s economic boom. International equity markets staged an impressive rebound in July as foreign markets responded favorably to banking stress tests in Europe.

Acadian slightly outperformed versus its MSCI EAFE Value benchmark during the period from a combination of geographic allocations to India, Germany, and Turkey; sector allocations to Consumer Discretionary, Financials, and Materials; and stock selections from Canara Bank (0.0% of the Fund, +52.4%), Deutsche Telekom (1.3% of the Fund, +5.1%), and Sabanci (0.2% of the Fund, +19.0%). Performance detractors were geographic allocations to Japan, South Korea, and Greece; sector allocations to Industrials, Telecommunication Services, and Utilities; and stock such as Leopalace 21 (0.0% of the Fund, -64.3%), LG Corp. (0.5% of the Fund, -43.0%), and National Bank of Greece (0.0% of the Fund, -56.3%).

Trilogy also slightly outperformed versus its MSCI EAFE Growth benchmark during the period primarily from stock selection in the Financials, Consumer Discretionary, and Health Care sectors. Stock selection in the Energy sector detracted from performance. Geographically, allocations to Japan and certain Emerging Markets contributed positively to relative performance, but were partially offset by an overweight allocation to Canada. On an individual stock basis, significant contributors for the period were Hutchison Whampoa (0.6% of the Fund, +11.9%), Li & Fung (0.7% of the Fund, +11.6%), and Yara International (1.2% of the Fund, +6.8%), while significant detractors included CRH (0.0% of the Fund, -24.8%), Research In Motion (0.7% of the Fund, -25.5%), and Wolseley (0.6% of the Fund, -14.1%).

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above. The Lipper International Large-Cap Core Fund Index is replacing the Lipper International Multi-Cap Core Fund Index as the Fund’s benchmark. Lipper has reclassified the Fund based on a review of the Fund’s current portfolio holdings. The Lipper International Multi-Cap Core Fund Index will be excluded from this comparison in the future.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LILCCFI	LIMCCFI	EAFE
1-year (Class Y)	(1.25)%	(1.13)%	3.08%	(2.34)%
1-year (Class I)	(0.94)%	(1.13)%	3.08%	(2.34)%
5-year (Class Y)	(1.79)%	0.57%	2.53%	0.96%
5-year (Class I)	(1.44)%	0.57%	2.53%	0.96%
10-year (Class Y)	(1.67)%	0.57%	2.48%	1.10%
10-year (Class I)	(1.37)%	0.57%	2.48%	1.10%

Average Annual
Total Returns (Advisor Class) *
As of 8/31/2010
	Fund	LILCCFI	LIMCCFI	EAFE
1-year (NAV)	(1.25)%	(1.13)%	3.08%	(2.34)%
1-year (Offer)	(6.94)%
5-year (NAV)	(1.79)%	0.57%	2.53%	0.96%
5-year (Offer)	(2.94)%
10-year (NAV)	(1.67)%	0.57%	2.48%	1.10%
10-year (Offer)	(2.25)%

Expense Ratios	Gross	Net
Investor/Advisor shares	1.69%	1.45%
Institutional shares	1.44%	1.20%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations (2)
Sector	Fund
Consumer Discretionary	14.2%
Consumer Staples	4.6

Energy	10.6
Financials	22.5
Healthcare	7.0
Industrials	12.3

Information Technology	7.5
Materials	7.7
Telecommunication Services	5.0
Utilities	3.9

Other Assets & Liabilities, Net	4.7

Total	100.0%

Annual Report—Commentary	Marshall Emerging Markets Equity Fund

Investment Adviser: Sub-adviser:	M&I Investment Management Corp. Trilogy Global Advisors, LLC

The Marshall Emerging Markets Equity Fund returned 16.63% for the fiscal year ended August 31, 2010 versus the Lipper Emerging Markets Fund Index and the Morgan Stanley Capital International Emerging Markets Index which returned 18.49% and 18.01%, respectively.

For the last four months of 2009, emerging market equities demonstrated impressive relative performance as an asset class. After posting gains in the first quarter of 2010, emerging market equities slipped in the second quarter as Europe’s sovereign debt crisis intensified and concerns mounted about the sustainability of China’s economic boom. Emerging market equities staged an impressive rebound in July as investors responded favorably to banking stress tests in Europe. Although emerging equity markets have still been buffeted by global macroeconomic concerns this year, they have provided a modest diversification benefit to global equity investors by delivering strong performance for the trailing year.

All MSCI EM sectors generated positive returns for the period ranging from Consumer Staples (41%) to Energy (8%). All three main regions of the Emerging Markets universe had strong performance with Latin America rising the most (+24%), followed by Asia (+17%), and EMEA (+16%). Colombia, Chile, Thailand, Peru, and Indonesia all posted noteworthy gains in the range of 39–62% during the period, while the Czech Republic (-12%), Morocco (-6%), Hungary (-5%), and Egypt (-1%) were the only countries in the Index to generate negative returns.

Stock selection in the Financials, Energy, Information Technology, Health Care, and Industrial sectors added the most relative value for the Fund during the period. Holdings in the Consumer Discretionary, Telecommunication Services, and Utility sectors as well as underweight allocations to the Materials and Consumer Staples sectors underperformed on a relative basis. Geographically, stock selection in Latin America and EMEA added the most relative value highlighted by strong relative performance in Chile, Brazil, and Mexico as well as in South Africa and Egypt. Holdings in Asia underperformed as positions in India and Korea detracted from relative performance as did an underweight allocation to Malaysia. On an individual stock basis, significant positive contributors for the period were NovaTek OAO, GDR (1.4% of the Fund, +88%), Companhia Vale do Rio Doce (0.0% of the Fund, +41%), and LAN Airlines SA, ADR (0.5% of the Fund, +129%). Material detractors during the period included Bharti Airtel, Ltd. (1.1% of the Fund, -20%), OJSC Oil Co. Rosneft, GDR (1.6% of the Fund, -15%), and Guangzhou R&F Properties (0.0% of the Fund, -45%).

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LEMFI	EMI
1-year (Class Y)	16.63%	18.49%	18.01%

Commencement of Operations
(12/23/08) (Class Y)	36.31%	42.33%	42.47%
1-year (Class I)	16.88%	18.49%	18.01%

Commencement of Operations
(12/23/08) (Class I)	36.60%	42.33%	42.47%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/2010
	Fund	LEMFI	EMI
1-year (Nav)	16.63%	18.49%	18.01%
1-year (Offer)	9.94%

Commencement of Operations
(12/23/08)
NAV	36.31%	42.33%	42.47%
Offer	31.61%

Expense Ratios	Gross	Net
Investor/Advisor shares	2.77%	1.50%
Institutional shares	2.52%	1.25%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations (2)
Sector	Fund
Consumer Discretionary	10.8%
Consumer Staples	4.9

Energy	13.1
Financials	30.3
Healthcare	2.0
Industrials	4.5

Information Technology	13.9
Materials	11.5
Telecommunication Services	5.1
Utilities	1.8

Other Assets & Liabilities, Net	2.1

Total	100.0%

Annual Report—Commentary	Marshall Ultra Short Tax-Free Fund

Fund Managers: Analysts:	Craig Mauermann and Duane A. McAllister, CFA, began investment experience in 1997 and 1990, respectively Andrew W. Tillman and Erik R. Schleicher

The Marshall Ultra Short Tax-Free Fund returned 1.82% for the period from inception through the fiscal year ended August 31, 2010 versus the Lipper Short Municipal Debt Fund Index, the Barclays Capital 1 Year Municipal Bond Index, and the blended benchmark of 50% Barclays Capital 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index, which returned 2.03%, 1.86%, and 0.95%, respectively.

While the overall tax-exempt municipal market performed well over the past year, particularly as the pace of economic growth slowed in recent months, little price movement occurred among the shortest maturities. With the Fed essentially anchoring over-night rates, the steep yield curve encouraged even cautious investors to extend beyond the thirteen month money market threshold. Those who ventured into the ultra short maturity range were rewarded for doing so with excess yield and modest price appreciation over this period. A combination of certain bonds increasing in value as they approached maturity as well as gains earned by a narrowing of credit spreads, provided a modest rise in net asset value for shareholders. The duration range of the Fund did not vary much, generally holding between 0.60 and 0.75 years. We continue to target a weighting of 60% fixed rate issues and 40% floating to maintain liquidity for cash flow needs while also seeking to enhance yield and total return. Overall, the broad strategies have provided favorable relative performance against our benchmark.

Two of the Fund’s better performing sectors were Health Care and Housing. Tax-exempt housing issues began the year undervalued due to lingering concerns in the mortgage market and weak home prices, but the sector rebounded nicely. In the Health Care sector, while uncertainty remains even after the passage of health care reform legislation, many not-for-profit hospital systems are well positioned. Investor recognition of this helped to boost performance in the sector. The Fund was overweight both sectors and underweight the pre-refunded sector, which lagged during the year.

Looking forward, we agree with current market expectations for modest growth and low inflation, the combination of which should keep the Federal Reserve on hold for the foreseeable future. Should economic growth surprise to the upside, we stand ready to make appropriate adjustments as necessary. One strategy for minimizing price volatility is to vary the fixed/floating mixture, giving greater weight to floating rate issues in a rising rate environment. Our primary focus, however, remains on credit. While valuations remain particularly attractive amid “A”-rated issues, caution, diversification, and selectivity remain our watch words in this environment.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Cumulative
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LSMDFI	B1MBI	BI
Commencement of Operations
(10/1/09) (Class Y)	1.82%	2.03%	1.86%	0.95%

Commencement of Operations
(10/1/09) (Class I)	2.05%	2.03%	1.86%	0.95%

Expense Ratios	Gross	Net
Investor shares	1.01%	0.57%
Institutional shares	0.76%	0.32%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Credit Ratings(2)
Sector	Fund
AAA	17.4%
AA	12.2
A	40.4
BBB	7.3

NR	22.8
Other Assets & Liabilities, Net	(0.1)

Total	100.0%

Annual Report—Commentary	Marshall Short-Term Income Fund

Fund Manager: Analysts:	Vincent S. Russo, CFA, began investment experience in 1991 David M. Komberec, CFA; Genny C. Lynkiewicz, CFA; Andrew J. O’Connell; Matthew J. Olmsted, CFA, Abhishek Pulakanti and Andrew M. Reed

The Marshall Short-Term Income Fund returned 6.61% for the fiscal year ended August 31, 2010 versus the Lipper Short-Term Investment Grade Debt Fund Index and the Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index, which returned 6.73% and 3.42%, respectively.

While the recession was technically over, investors remained skittish and highly sensitive to any news that might signal a “double dip” scenario. Overall, the economic recovery has been sluggish and unemployment remains persistently high. Consumer confidence remains low, causing personal savings rates to rise. Although positive for consumer balance sheets, it has translated into modest retail sales growth. The housing market continued to stagnate with sales of new and existing homes at anemic levels. In the middle of these domestic issues, the European Union (EU) experienced its own debt crisis, which further tested investors’ nerves. On the positive side, manufacturing measures signaled expansion for most of the year and corporate profits were on the rise. EU leaders and regulators acted swiftly to implement austerity measures and conduct bank stress tests which calmed investor concerns. Additionally, while the housing market was stagnating, the free fall in prices that occurred in earlier years appeared to have subsided. Investors reacted to all this information, both positive and negative, in a dramatic fashion, which has heightened volatility measures in many sectors.

The Fund performed well through this difficult market environment by taking advantage of opportunities and avoiding pitfalls. The Fund made a modest allocation to the commercial mortgage-backed securities (CMBS) sector, which is not part of the Fund’s benchmark. The CMBS sector came under extreme negative pressures during the 2008 financial crisis, but has seen dramatic improvement since March 2009. The Fund’s allocation to the corporate sector also was in excess of the benchmark, which added to the Fund’s outperformance. The Fund was underweight in the Treasury sector throughout the year, which was additive early on, but detracted from performance during the second half of the year as investors fled riskier asset classes for the relatively safety of Treasuries. Finally, the Fund continued to benefit from its yield curve strategies aimed at emphasizing Treasury holdings in the 5-7 year part of the yield curve. As these securities progress towards maturity and “roll down” the upward sloping yield curve, buyers are willing to pay higher prices for the perceived safety and security of shorter-term bonds.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LSTIDI	ML13
1-year (Class Y)	6.61%	6.73%	3.42%
1-year (Class I)	6.87%	6.73%	3.42%
5-year (Class Y)	4.69%	3.78%	4.53%
10-year (Class Y)	4.49%	3.93%	4.61%
Commencement of Operations
(6/1/07) (Class I)	5.18%	3.81%	4.99%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/2010
	Fund	LSTIDI	ML13
1-year (NAV)	6.50%	6.73%	3.42%
1-year (Offer)	4.41%
5-year (NAV)	4.61%	3.78%	4.53%
5-year (Offer)	4.19%
Commencement of Operations
(11/1/00)
NAV	4.23%	3.87%	4.55%
Offer	4.02%

Expense Ratios	Gross	Net
Investor/Advisor shares	0.92%	0.65%
Institutional shares	0.67%	0.40%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 2.00% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	9.5%
Collateralized Mortgage Obligations	9.1

Commercial Mortgage Securities	16.8
Corporate Bonds & Notes	46.2
Municipals	2.0
Mutual Funds	6.8

U.S. Government & U.S. Government Agency Obligations	4.7
U.S. Government Agency -Mortgage Securities	0.6
Other Assets & Liabilities, Net	4.3

Total	100.0%

Annual Report—Commentary	Marshall Short-Intermediate Bond Fund

Fund Manager: Analysts:	Jason D. Weiner, CFA, began investment experience in 1993 David M. Komberec, CFA; Andrew J. O’Connell; Matthew J. Olmsted, CFA; Abhishek Pulakanti; Andrew M. Reed and Vincent S. Russo, CFA

The Marshall Short-Intermediate Bond Fund returned 12.25% for the fiscal year ended August 31, 2010 versus the Lipper Short/Intermediate Investment Grade Debt Fund Index and the Barclays Intermediate Government/Credit Index, which returned 8.55% and 8.18%, respectively.

The Fund’s fiscal year saw a continuation of the market rally that began in March 2009. Since that time, all sectors of the bond market posted positive total returns, with the strongest returns provided by the commercial mortgage-backed securities (CMBS) sector. This sector, which was much maligned by investors during the financial crisis, posted a total return for the fiscal year of 21.20%. Overall, the corporate sector returned 12.76%, led by financial industry securities. The recent equity-like performance of these sectors serves to highlight the severity of their largely unwarranted devaluations during the crisis.

Investors, for the most part, remained jaded, pessimistic, and apprehensive, which led to significant market volatility throughout the year. While the recession “officially” ended in summer 2009, the recovery was underwhelming and talk of a “double dip recession” became louder and more pronounced over the course of the year. High unemployment, slow retail sales, lack of consumer confidence, and a stagnant housing market were the primary factors concerning investors. While manufacturing measures were strong for most of the year, this failed to translate into new jobs as workers learned to do more with less. Another challenge came in the second quarter in the form of a European Union (EU) debt crisis which upset the fragile state of investors and caused a flight to quality. While action by European leaders and regulators assuaged much of the fear, investors remain uncertain about the stability and long-term viability of the EU.

The Fund performed well through this difficult market environment, both on an absolute basis and relative to peers and market benchmarks. The Fund benefited from its allocation to CMBS, which was reduced as valuations climbed significantly during the year. Further, an overweight to the corporate sector was additive to performance. The Fund also benefited from a tactical shift into the Treasury sector early in the second quarter. This move was made in anticipation of a flight to quality on negative news from the EU, which ultimately occurred later in the second quarter. Other factors including conservative security selection and the timely employment of specific yield curve strategies added to the overall strong performance of the Fund.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LSIDF	BIGCI
1-year (Class Y)	12.25%	8.55%	8.18%
1-year (Class I)	12.65%	8.55%	8.18%
5-year (Class Y)	5.46%	4.82%	5.67%
10-year (Class Y)	5.47%	5.11%	6.10%

Commencement of Operations
(6/1/07) (Class I)	7.04%	5.85%	7.15%

Average Annual
Total Returns (Advisor Class) *
As of 8/31/2010
	Fund	LSIDF	BIGCI
1-year (NAV)	12.37%	8.55%	8.18%
1-year (Offer)	8.16%
5-year (NAV)	5.37%	4.82%	5.67%
5-year (Offer)	4.56%
10-year (NAV)	5.31%	5.11%	6.10%
10-year (Offer)	4.90%

Expense Ratios	Gross	Net
Investor/Advisor shares	0.94%	0.80%
Institutional shares	0.69%	0.55%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Collateralized Mortgage Obligations	2.7%
Commercial Mortgage Securities	10.5

Corporate Bonds & Notes	35.1
Municipals	1.2
U.S. Government & U.S. Government Agency Obligations	36.2
U.S. Government Agency -Mortgage Securities	8.7

Other Assets & Liabilities, Net	5.6

Total	100.0%

Annual Report—Commentary	Marshall Intermediate Tax-Free Fund

Fund Managers: Analyst:	John D. Boritzke, CFA and Duane A. McAllister, CFA, began investment experience in 1983 and 1987, respectively Andrew W. Tillman and Erik R. Schleicher

The Marshall Intermediate Tax-Free Fund returned 9.78% for the fiscal year ended August 31, 2010 versus the Lipper Intermediate Municipal Debt Fund Index and the Barclays Capital Municipal Bond 1–15 Year Blend Index, which returned 8.85%, and 8.29%, respectively.

The tax-exempt municipal market performed very well over the past year, particularly as the pace of economic growth slowed in recent months. Weaker economic data and reduced inflation fears allowed municipal yields to fall with longer rates falling more than short maturities. Reduced supply helped long end performance as nearly one-third of all new municipal supply was issued in the taxable market—primarily through the Build America Bond program. Generally, it was a year in which risk, such as longer duration and lower credit quality, was well rewarded despite heightened attention on state and local budget pressures. The demand for income, evident by the steady cash flows into the tax-exempt market and the Fund, also helped to narrow credit spreads between lower quality and higher quality issuers. The out performance of lower-rated credits contributed to the Fund’s favorable returns, as did our exposure to longer maturities along the yield curve. In hindsight, had we fully anticipated the sharp decline in rates, perhaps a more aggressive duration posture may have been appropriate, but with rates already low erring on the side of caution seemed the prudent stance.

Two of the Fund’s better performing sectors were Health Care and Housing. Tax-exempt housing issues began the year under-valued due to lingering concerns in the mortgage market and weak home prices, but the sector rebounded nicely. In the Health Care sector, while uncertainty remains even after the passage of health care reform legislation, many not-for-profit hospital systems are well-positioned. Investor recognition of this helped to boost performance in the sector. The Fund was overweight both sectors and underweight the pre-refunded sector, which lagged during the year.

Looking forward, we concur with market expectations for modest growth and low inflation, which should keep the Federal Reserve on hold well into 2011. An important issue we are monitoring is clarity on extension of the Build America Bond tax credit beyond 2010. If not extended, modest downward pressure on longer tax-exempt prices could occur. The primary focus, however, remains on credit. While valuations remain particularly attractive amid “A”-rated issues, caution, diversification, and selectivity remain our watch words in this environment.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

Average Annual
Total Returns (Investor Class)*
As of 8/31/2010
	Fund	LIMDI	BMB15I
1-year	9.78%	8.85%	8.29%
5-year	5.47%	4.37%	5.21%
10-year	5.15%	4.72%	5.42%

Expense Ratios	Gross	Net
Investor shares	1.14%	0.56%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Credit Ratings(2)
Sector	Fund
AAA	22.2%
AA	25.5

A	33.2
BBB	6.6
NR	8.6
Other Assets & Liabilities, Net	3.9

Total	100.0%

Annual Report—Commentary	Marshall Government Income Fund

Fund Manager: Analyst:	Jason D. Weiner, CFA, began investment experience in 1993 David M. Komberec, CFA

The Marshall Government Income Fund returned 9.49% for the fiscal year ended August 31, 2010 versus the Lipper U.S. Mortgage Fund Index and the Barclays U.S. Mortgage-Backed Securities Index, which returned 8.80% and 6.97%, respectively.

Market volatility was one of the biggest challenges faced by investors, particularly in the second half of the fiscal year. The recession was technically over, but the recovery was lackluster. Most troubling was the persistent high level of unemployment and lack of any real prospects for job growth in the near term. Consumer confidence remained at low levels, resulting in sluggish retail sales. While housing reached all time affordability levels, consumers were reluctant to buy on fears of additional job losses. Halfway through the second quarter, the European Union (EU) faced its own debt crisis, which sparked a panic rally into Treasury securities. Quick action by EU officials to implement austerity measures and the completion of bank stress tests by the Central Bank calmed investors, although concerns over the long-term viability of the EU remained. Not all news was bad, however, as manufacturing measures signaled expansionary levels throughout the fiscal year. Additionally, corporate profits-per-worker reached all time highs. Both of these factors should spur hiring, but workers continue to improve productivity and do more with less. The overall tenor of the markets can best be described as skittish with investors reacting dramatically to both good and bad news.

The past fiscal year brought another round of strong returns for bond investors. Structured product including commercial (CMBS) and residential (MBS) mortgage-backed securities provided significant excess returns over similar duration Treasury securities. Corporate bonds also did well ending the year on a positive note both on an absolute basis and relative to Treasuries.

The Fund performed well through this difficult market. Fund performance was enhanced with the strategic allocation to CMBS, which was the best performing of the investment grade bond market sectors. Security selection within the MBS sector also enhanced performance as the Fund concentrated on identifying higher coupon securities with attractive relative valuations and a low probability for pre-payment. The Fund, concerned with agency MBS reaching the highest valuations in history, allocated assets to Treasuries during the second quarter of 2010, which detracted from performance versus the benchmark as agency MBS continued to outperform in the months of June and July.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LUSMI	BMI
1-year (Class Y)	9.49%	8.80%	6.97%
1-year (Class I)	9.65%	8.80%	6.97%
5-year (Class Y)	5.97%	5.44%	6.38%
10-year (Class Y)	5.88%	5.58%	6.42%

Commencement of Operations
(6/1/07) (Class I)	7.67%	6.62%	7.75%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/2010
	Fund	LUSMI	BMI
1-year (NAV)	9.49%	8.80%	6.97%
1-year (Offer)	5.38%
5-year (NAV)	5.89%	5.44%	6.38%
5-year (Offer)	5.09%
10-year (NAV)	5.71%	5.58%	6.42%
10-year (Offer)	5.31%

Expense Ratios	Gross	Net
Investor/Advisor shares	0.90%	0.80%
Institutional shares	0.65%	0.55%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	0.6%
Collateralized Mortgage Obligations	8.8

Commercial Mortgage Securities	9.5
Corporate Bonds & Notes	1.6
U.S. Government & U.S. Government Agency Obligations	26.0
U.S. Government Agency-Mortgage Securities	53.8

Other Assets & Liabilities, Net	(0.3)

Total	100.0%

Annual Report—Commentary	Marshall Corporate Income Fund

Investment Adviser: Sub-adviser:	M&I Investment Management Corp. Taplin, Canida & Habacht, LLC

The Marshall Corporate Income Fund returned 13.28% for the fiscal year ended August 31, 2010 versus the Lipper Intermediate Investment Grade Debt Fund Index and the Barclays Capital U.S. Credit Index, which returned 12.70% and 12.87%, respectively.

Quality and yield curve strategies were the primary drivers of favorable absolute and relative returns. Over the past twelve months, our above market commitment to BBB corporate bonds benefited the portfolio as BBB’s were the best performing quality category of the fixed income market, outperforming duration-matched Treasuries by 540 basis points of excess return.

For the past twenty months, the Federal Reserve has kept its targeted range for the Fed Funds rate at 0–¼% while reiterating its expectation that the benchmark lending rate will remain “exceptionally low… for an extended period.” Short-term Treasury yields are hovering at all-time lows, with the two-year yield at 0.5%. Exceptionally low rates on the short-end of the curve have resulted in the steepest Treasury yield curve on record. Our barbell strategy to managing duration benefits the Fund as longer dated securities outperformed intermediate term maturities. Over the past twelve months, long corporates outperformed intermediate corporates by 422 basis points (+13.02% versus +8.80%).

A similar barbell approach to credit, emphasizing lower quality investment grade securities on the long end of the curve and high quality floating-rate notes on the short end of the curve, enhanced Fund performance over the past twelve months. Long BBB corporates were the best performing quality category on the long end of the curve, outperforming AAA, AA and A rated corporates by 2,083, 176 and 445 basis points of excess return, respectively.

In our view, the unsustainable path of growth in government debt suggests we are in the early stages of a transition to a rising interest rate environment. Our floating rate note holdings should benefit from preservation of principal in such an interest rate environment. Corporate bonds have historically outperformed other sectors in a stable to rising interest rate environment. We believe corporations have taken important steps toward improving their creditworthiness over the past year, including an emphasis on more permanent sources of funding, reduced leverage, and a strengthened capital base via equity issuance that benefit bondholders.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LIIGDFI	BCCI
1-year (Class Y)	13.28%	12.70%	12.87%

Commencement of Operations
(12/23/08) (Class Y)	19.62%	14.49%	15.80%
1-year (Class I)	13.56%	12.70%	12.87%

Commencement of Operations
(12/23/08) (Class I)	19.91%	14.49%	15.80%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/2010
	Fund	LIIGDFI	BCCI
1-year (Nav)	13.29%	12.70%	12.87%
1-year (Offer)	9.05%

Commencement of Operations
(12/23/08)
NAV	19.64%	14.49%	15.80%
Offer	16.96%

Expense Ratios	Gross	Net
Investor/Advisor shares	1.89%	0.85%
Institutional shares	1.64%	0.60%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	9.5%
Corporate Bonds & Notes	82.4

Other Assets & Liabilities, Net	8.1

Total	100.0%

Annual Report—Commentary	Marshall Aggregate Bond Fund

Fund Manager: Analysts:	Jason D. Weiner, CFA, began investment experience in 1993 David M. Komberec, CFA; Andrew J. O’Connell; Matthew J. Olmsted, CFA; Abhishek Pulakanti; Andrew M. Reed and Vincent S. Russo, CFA

The Marshall Aggregate Bond Fund returned 12.25% for the fiscal year ended August 31, 2010 versus the Lipper Intermediate Investment Grade Debt Fund Index and the Barclays Aggregate Bond Index, which returned 12.70% and 9.18%, respectively.

The Fund’s fiscal year brought equity-like returns to bond investors as the markets continued to heal from the recent financial crisis and economic recession. For the past twelve months, all sectors of the bond market posted positive total returns, led by commercial mortgage-backed securities (CMBS) and financial names within the Corporate sector. These securities, which were the worst performing in 2008 and the first half of 2009, saw significant recovery as fundamentals improved and investor confidence returned.

While the recession was deemed officially over in the summer of 2009, the markets continued to exhibit significant volatility as the economic recovery failed to meet expectations. Unemployment remained stalled in the 9.5%–10% range for the year. Housing prices stabilized, but sales and new building activity remained anemic. The European debt crisis, which came to a head in the second quarter, sparked a broad scale panic and subsequent market correction. While the austerity measure put in place by European governments and the results of the European bank stress tests put some fears to rest, the overall health and sustainability of the European Union remained at the forefront of investors’ minds. On a more positive note, manufacturing measures were strong for most of the year on inventory rebuilding and increased overseas demand and corporate profits-per-worker reached an all time high. In theory, these two points should boost hiring, but have yet to translate into jobs.

The Fund performed well versus its market benchmark. Over the course of the year, as the CMBS sector recovered, holdings were sold to capture gains. Additionally, the Fund maintained a modest overweight to corporate bonds, namely Financials, which outperformed other sectors of the bond market. A tactical reallocation into the Treasury sector at the beginning of the second quarter also enhanced performance as the sector rallied on fears surrounding Europe. The Fund continued to benefit from its yield curve strategies aimed at emphasizing holdings in the five to seven year part of the yield curve. As these securities progress towards maturity and “roll down” the upward sloping yield curve, buyers are willing to pay higher prices for the perceived safety and security of shorter-term bonds.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LIIGDFI	BABI
1-year (Class Y)	12.25%	12.70%	9.18%

Commencement of Operations
(6/1/07) (Class Y)	9.13%	6.81%	7.61%
1-year (Class I)	12.43%	12.70%	9.18%

Commencement of Operations
(6/1/07) (Class I)	9.37%	6.81%	7.61%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/2010
	Fund	LIIGDFI	BABI
1-year (Nav)	12.25%	12.70%	9.18%
1-year (Offer)	8.01%

Commencement of Operations
(6/1/07)
NAV	9.14%	6.81%	7.61%
Offer	7.86%

Expense Ratios	Gross	Net
Investor/Advisor shares	0.92%	0.80%
Institutional shares	0.67%	0.55%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Collateralized Mortgage Obligations	2.8%
Commercial Mortgage Securities	6.1
Corporate Bonds & Notes	30.2
Municipals	3.0
U.S. Government & U.S. Government Agency Obligations	35.1
U.S. Government Agency - Mortgage Securities	16.3
Other Assets & Liabilities, Net	6.5

Total	100.0%

Annual Report—Commentary	Marshall Core Plus Bond Fund

Investment Adviser: Sub-adviser:	M&I Investment Management Corp. Taplin, Canida & Habacht, LLC

The Marshall Core Plus Bond Fund returned 10.19% for the fiscal year ended August 31, 2010 versus the Lipper Intermediate Investment Grade Debt Fund Index and the Barclays Aggregate Bond Index, which returned 12.70% and 9.18%, respectively.

Sector, quality, and yield curve strategies were the primary drivers of favorable absolute and relative returns. Our above market commitment to corporate bonds benefited the Fund as corporate bonds outperformed duration-matched Treasuries by 311 basis points of excess return. The Fund was overweight lower quality investment grade corporate bonds, BBB rated, and it was the best performing quality category of the investment grade fixed income market, outperforming duration-matched Treasuries by 540 basis points of excess return.

For the past twenty months, the Federal Reserve has kept its targeted range for the Fed Funds rate at 0–¼% while reiterating its expectation that the benchmark lending rate will remain “exceptionally low… for an extended period.” Short-term Treasury yields were hovering at all-time lows, with the two-year yield at 0.5%. Exceptionally low rates on the short-end of the curve have resulted in the steepest yield curve on record. Our barbell strategy to managing duration benefitted the Fund as longer dated securities outperformed intermediate maturities. By way of example, long Treasuries outperformed intermediate Treasuries by 176 basis points (+7.46% versus +5.70%).

On August 18, 2010 the Congressional Budget Office (CBO) updated its Long-Term Budget Outlook, describing the outlook as “daunting,” as its projections “provide a clear indication of the serious nature of the fiscal challenge facing the nation.” According to the CBO, the projections “would reduce national saving, leading to higher interest rates, more borrowing from abroad, and less domestic investment—which in turn would lower income growth…. would also reduce lawmakers’ ability to respond to economic downturns and other challenges… (and) would increase the probability of a fiscal crisis.” In our view, the unsustainable path of growth in debt suggests that we are in the early stages of a transition to a rising interest rate environment. Accordingly, the Fund is underweight Treasury securities and overweight corporate bonds, which have historically outperformed other sectors in a rising interest rate environment. We believe corporations have taken important steps toward improving their creditworthiness over the past year, including an emphasis on more permanent sources of funding, reduced leverage, and a strengthened capital base via equity issuance that benefit bondholders.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class(Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LIIGDFI	BABI
1-year (Class Y)	10.19%	12.70%	9.18%

Commencement of Operations
(12/23/08) (Class Y)	12.57%	14.49%	8.37%
1-year (Class I)	10.46%	12.70%	9.18%

Commencement of Operations
(12/23/08) (Class I)	12.87%	14.49%	8.37%

Expense Ratios	Gross	Net
Investor shares	1.17%	0.85%
Institutional shares	0.92%	0.60%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2010. The Adviser has committed to continue this arrangement through December 31, 2011. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	5.6%
Commercial Mortgage Securities	3.2

Corporate Bonds & Notes	62.0
U.S. Government & U.S. Government Agency Obligations	9.1
U.S. Government Agency - Mortgage Securities	8.5
Other Assets & Liabilities, Net	11.6

Total	100.0%

Annual Report—Commentary	Marshall Government Money Market Fund

Fund Manager: Analyst:	John D. Boritzke, CFA, began investment experience in 1983 Genny C. Lynkiewicz, CFA

The Marshall Government Money Market Fund returned 0.01% for the fiscal year ended August 31, 2010 versus the Lipper U.S. Government Money Market Fund Index and the iMoneyNet, Inc. Government Money Market Index, which returned 0.02% and 0.02%, respectively.

Fiscal year 2010 encompassed a time when the Federal Reserve chose to leave monetary policy unchanged, with historically low Federal Funds rates continuing to suppress overall money market fund yield levels. The domestic economic backdrop simply was not strong enough to support a higher interest rate policy, despite signs of a nascent recovery. Additionally, the Federal Reserve was careful not to tighten policy prematurely to avoid the monetary mistakes made after the Great Depression, or more recently, in Japan.

Federal Reserve interest rate policy is still viewed as accommodative since inflation trends and stable inflation expectations remain. In fact, the latest Federal Reserve commentary indicates that we would likely see “exceptionally low levels of federal funds for an extended period.” What is an extended period of time? The market assumption is several more calendar quarters without monetary tightening. We expect that money market fund investors will continue to experience low absolute returns until monetary policy changes lead to higher rates. As always, Federal Reserve policy will be highly data dependent.

The low interest rate environment, combined with a limited supply of short-term securities, suppressed short-term yields in the fixed income markets to nearly zero percent. At various points during the fiscal year, the Adviser voluntarily waived certain fees and absorbed certain expenses to maintain a positive net yield for the Fund. The Fund remained in a very liquid position and a short average days-to-maturity profile since extending into longer dated investments did not offer much incremental yield improvement. Although we are not concerned that short-term interest rates will move higher anytime soon, little doubt exists that the ultimate direction of the next Federal Reserve monetary move will be a tightening. One new area of opportunity for the Fund was found in the agency-backed short-term municipal money market space. Recognizing that historically low level of interest rates remain, the Fund will remain flexible and take advantage of whatever opportunities lie ahead in fiscal 2011.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class)*
As of 8/31/2010
	Fund	LUSGMMFI	INGMMI
1-year	0.01%	0.02%	0.02%
5-year	2.56%	2.37%	2.20%

Commencement of Operations
(5/18/04)	2.41%	2.21%	2.05%
7-day Current Yield 0.01%

Average Annual
Total Returns (Institutional Class)*
As of 8/31/2010
	Fund	LUSGMMFI	INGMMI
1-year	0.09%	0.02%	0.02%
5-year	2.78%	2.37%	2.20%

Commencement of Operations
(5/29/04)	2.65%	2.21%	2.06%
7-day Current Yield 0.08%

The performance data quoted represents past performance which is no guarantee of future results. Mutual Fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Sector Allocations(2)
Sector	Fund
Commercial Paper	3.7%
Municipals	17.4
U.S. Government & U.S. Government Agency Obligations	18.1

Repurchase Agreements	60.8
Other Assets and Liabilities, Net	0.0

Total	100.0%

Annual Report—Commentary	Marshall Tax-Free Money Market Fund

Fund Manager: Analyst:	Craig J. Mauermann, began investment experience in 1997 Erik R. Schleicher

The Marshall Tax-Free Money Market Fund returned 0.30% for the fiscal year ended August 31, 2010 versus the Lipper Tax Exempt Money Market Fund Index and the iMoneyNet, Inc. Fund Report/Tax-Free National Retail, which returned 0.03% and 0.04%, respectively.

Over the past twelve months, the U.S. experienced a weak economic recovery, generating only slight improvements in unemployment levels. Since cutting its overnight lending rate to nearly zero in December, 2008 the Federal Reserve has maintained a loose monetary policy that should be generating substantial growth in the U.S. economy by now. The economic recovery, which began in March 2009, appeared strong early on, but slowed considerably this year, most notably in the second quarter. American confidence also was tested by the European debt crisis and the oil spill in the Gulf of Mexico.

Throughout the fiscal year, we hoped the government would encourage business owners to expand and hire. Instead, high unemployment continued with consumers and businesses focused on debt reduction rather than spending. We are encouraged by a number of signals in the economy that growth may improve. Consumer spending has rebounded more than expected as workers with jobs are working more hours, offsetting the high pool of unemployed. Transportation companies (e.g. trains, trucking, and shipping) are reporting stronger demand. Auto and truck sales are gradually rebounding and still have more room to grow. Housing remains weak, but prices have probably bottomed in most of the U.S. Finally, the number of job openings has been rising and currently stands at about three million around the country.

Municipal securities and municipal funds remained attractive investments relative to taxable securities throughout the fiscal year. We expect this trend to continue if and when tax rates rise in the coming year, increasing the value of the federal tax-free nature of municipals.

The Fund performed well during the past year versus peers and market benchmarks. Last year at this time, the Fund had a longer average maturity, but today is roughly in-line with peers. Floating rate bonds were the most attractive option as yields on most fixed-rate notes remained low throughout the year. As a result, the Fund’s average maturity shortened as maturing fixed notes have outpaced new note purchases. As a measure of risk control, the Fund remained widely diversified across states, sectors and industries.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class)*
As of 8/31/2010
	Fund	LTEMMFI	IMNTFNR
1-year	0.30%	0.03%	0.04%
5-year	2.09%	1.76%	1.74%

Commencement of Operations
(9/23/04)	2.03%	1.72%	1.70%
7-day Current Yield 0.16%

Average Annual
Total Returns (Institutional Class)*
As of 8/31/2010
	Fund	LTEMMFI	IMNTFNR
1-year	0.55%	0.03%	0.04%
5-year	2.34%	1.76%	1.74%

Commencement of Operations
(6/30/05)	2.34%	1.76%	1.74%
7-day Current Yield 0.41%

The performance data quoted represents past performance which is no guarantee of future results. Mutual Fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Sector Allocations(2)
Sector	Fund
Municipals	98.7%
Mutual Funds	0.1

Other Assets & Liabilities, Net	1.2

Total	100.0%

Annual Report—Commentary	Marshall Prime Money Market Fund

Fund Manager: Analysts:	John D. Boritzke, CFA, began investment experience in 1983 David M. Komberec, CFA; Genny C. Lynkiewicz, CFA; Andrew J. O’Connell; Matthew J. Olmsted, CFA, Abhishek Pulakanti and Andrew M. Reed

The Marshall Prime Money Market Fund returned 0.04% for the fiscal year ended August 31, 2010 versus the Lipper Money Market Fund Index and the iMoneyNet, Inc. Money Fund Report Averages, which returned 0.04% and 0.04%, respectively.

Fiscal year 2010 encompassed a time when the Federal Reserve chose to leave monetary policy unchanged, with historically low Federal Funds rates continuing to suppress overall money market fund yield levels. The domestic economic backdrop simply was not strong enough to support a higher interest rate policy, despite signs of a recovery. Additionally, the Federal Reserve was careful not to tighten policy prematurely to avoid the monetary mistakes made after the Great Depression, or more recently, in Japan.

Federal Reserve interest rate policy is still viewed as accommodative since inflation trends and stable inflation expectations remain. In fact, the latest Federal Reserve commentary indicates that we would likely see “exceptionally low levels of federal funds for an extended period.” What is an extended period of time? The market assumption is several more calendar quarters without monetary tightening. We expect that money market fund investors will continue to experience low absolute returns until monetary policy changes lead to higher rates. As always, Federal Reserve policy will be highly data dependent.

The low interest rate environment, combined with a limited supply of short-term securities, suppressed short-term yields in the fixed income markets to nearly zero percent. At various points during the fiscal year, the Adviser voluntarily waived certain fees and absorbed certain expenses to maintain a positive net yield for the Fund. The Fund did take advantage of a brief blip upward in LIBOR rates, which normally move in lockstep with Federal Funds rates. Due to sovereign credit quality concerns, European banks demanded higher rates for loans between themselves. The Fund owned some paper directly tied to LIBOR, which boosted yields temporarily. In addition, the Fund owned some positions in tax-free short-term investments, a strategy never used before, but peculiarly advantageous in today’s market. The Fund will remain flexible and take advantage of whatever opportunities lie ahead in fiscal 2011.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2010
	Fund	LMMFI	MFRA
1-year (Class Y)	0.04%	0.04%	0.04%
1-year (Class I)	0.25%	0.04%	0.04%
5-year (Class Y)	2.81%	2.60%	2.49%
5-year (Class I)	3.06%	2.60%	2.49%
10-year (Class Y)	2.53%	2.30%	2.24%
10-year (Class I)	2.79%	2.30%	2.24%
7-day Current Yield (Y) 0.04%
7-day Current Yield (I) 0.29%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/2010
	Fund	LMMFI	MFRA
1-Year	0.01%	0.04%	0.04%
5-Year	2.56%	2.60%	2.49%
10-Year	2.26%	2.30%	2.24%
7-day Current Yield 0.01%

The performance data quoted represents past performance which is no guarantee of future results. Mutual Fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Sector Allocations(2)
Sector	Fund
Certificates of Deposit	12.0%
Commercial Paper	43.3

Corporate Bonds & Notes	1.3
Funding Agreements	3.2
Municipals	7.8
Notes-Variable	6.9

Repurchase Agreements	21.5
Trust Demand Notes	4.0
Other Assets and Liabilities, Net	0.0

Total	100.0%

Explanation of the Indexes and Notes in the Commentary

The views expressed in the commentary are as of August 31, 2010 and are those of the Funds’ investment adviser and/or portfolio manager(s). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of the Funds or any individual security, industry, market sector, or the markets generally. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectuses, other factors bearing on these commentaries include the accuracy of the investment adviser’s or portfolio manager’s forecasts and predictions and the appropriateness of the investment programs designed by the investment adviser or portfolio managers to implement their strategies efficiently and effectively. Any one, or more, of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of a Fund to differ materially as compared to benchmarks associated with that Fund. The line graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The gross and net expense ratios are based on expenses incurred by a Fund as disclosed in the Funds’ Prospectuses dated December 29, 2009.

Fund/Benchmark Comparisons per Fund		Explanation

Large-Cap Value Fund*	LLCVFI—Lipper Large-Cap Value Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	Russell 1000® VI—Russell 1000® Value Index	The Russell 1000® VI measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.(6)

Large-Cap Growth Fund*	LLCGFI—Lipper Large-Cap Growth Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	Russell 1000® GI—Russell 1000® Growth Index	The Russell 1000® GI measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.(6)

Mid-Cap Value Fund*	LMCVFI—Lipper Mid-Cap Value Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
RMCVI—Russell Midcap® Value Index

The RMCVI measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.(6)

Mid-Cap Growth Fund*	LMCGFI—Lipper Mid-Cap Growth Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
RMCGI—Russell Midcap® Growth Index

The RMCGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.(6)

Small-Cap Growth Fund*(3)	LSCGI—Lipper Small-Cap Growth Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	Russell 2000® GI—Russell 2000® Growth Index	The Russell 2000® GI measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.(6)

International Stock Fund*(5)	LILCCFI—Lipper International Large-Cap Core Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	LIMCCFI—Lipper International Multi-Cap Core Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	EAFE—Morgan Stanley Capital International Europe, Australasia, Far East Index	Europe, Australasia and Far East Index (EAFE) is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital international.(6)

Emerging Markets Equity Fund*(5)	LEMFI—Lipper Emerging Markets Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
EMI—Morgan Stanley Capital International Emerging Markets Index

The MSCI Emerging Markets Index (EMI) is a market capitalization weighted index comprised of over 800 companies representative of the market structure of the emerging countries in Europe, Latin America, Africa, Middle East and Asia, as monitored by Morgan Stanley Capital International.(7)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparisons per Fund		Explanation
Ultra Short Tax-Free Fund*(4)(8)	LSMDFI—Lipper Short Municipal Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
B1MBI—Barclays Capital 1 Year Municipal Bond Index

The B1MBI is the 1 year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final maturity.(6)

BI—Blended Index (50% Barclays Capital 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index)

The BI consists of 50% Barclays Capital 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index. The Barclays Capital 1 Year Municipal Bond Index is the 1 year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. The iMoneyNet Money Market Fund Tax-Free National Retail Index is an average of money funds with investment objectives similar to that of the Fund.(6)

Short-Term Income Fund*(8)	LSTIDI—Lipper Short-Term Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	ML13—Bank of America Merrill Lynch 1-3 Year U.S. Government /Corporate Index	The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith.(6)

Short-Intermediate Bond Fund*(8)	LSIDF—Lipper Short/Intermediate Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	BIGCI—Barclays Intermediate Government/Credit Index	The BIGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years.(6)

Intermediate Tax-Free Fund*(4)(8)	LIMDI—Lipper Intermediate Municipal Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	BMB15I—Barclays Capital Municipal Bond 1-15 Year Blend Index	The BMB15I is the 1-15 year Blend component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1-17 years. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final maturity.(6)

Government Income Fund*(8)	LUSMI—Lipper U.S. Mortgage Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	BMI—Barclays U.S. Mortgage-Backed Securities Index	The BMI is an unmanaged index that includes15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA).(6)

Corporate Income Fund*(8)	LIIGDFI—Lipper Intermediate Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	BCCI—Barclays Capital U.S. Credit Index	Barclays Capital U.S. Credit Index (BCCI) represents securities that are SEC registered, taxable and U.S. dollar denominated. The index covers U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.(6)

Aggregate Bond Fund*(8)	LIIGDFI—Lipper Intermediate Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	BABI—Barclays Aggregate Bond Index	Barclays U.S. Aggregate Bond Index (BABI) is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(6)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparisons per Fund		Explanation
Core Plus Bond Fund*(8)	LIIGDFI—Lipper Intermediate Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	BABI—Barclays Aggregate Bond Index	Barclays U.S. Aggregate Bond Index (BABI) is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(6)

Government Money Market Fund*	LUSGMMFI—Lipper U.S. Government Money Market Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	INGMMI—iMoneyNet, Inc. Government Money Market Index	The INGMMI is an average of money funds with investment objectives similar to that of the Fund.

Tax-Free Money Market Fund*	LTEMMFI—Lipper Tax Exempt Money Market Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	IMNTFNR—iMoneyNet, Inc. Fund Report/Tax-Free National Retail	The IMNTFNR is an average of money funds with investment objectives similar to that of the Fund.

Prime Money Market Fund*	LMMFI—Lipper Money Market Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	MFRA—iMoneyNet, Inc. Money Fund Report Averages	The MFRA is an average of money funds with investment objectives similar to that of the Fund.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for all benchmark comparisons assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

(1)	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2000 to August 31, 2010. The inception dates of the Emerging Markets Equity Fund, Ultra Short Tax-Free Fund, Corporate Income Fund, Aggregate Bond Fund, Core Plus Bond Fund, Government Money Market Fund, and Tax-Free Fund are December 22, 2008, September 30, 2009, December 22, 2008, May 31, 2007, December 22, 2008, May 17, 2004, and September 22, 2004, respectively.

(2)	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2010 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

(3)	Small-Cap stocks are less liquid and more volatile than large-cap stocks.

(4)	Income generated by the Fund may be subject to the federal alternative minimum tax.

(5)	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

(6)	Performance returns do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance.

(7)	Performance returns do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses.

(8)	Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Expense Example (Unaudited)

For the Six Months Ended August 31, 2010

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2010 (3/1/10-8/31/10).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Advisor				Investor				Institutional
Fund	Beginning account value 3/1/10	Ending account value 8/31/10	Annualized Expense Ratio(1)	Expenses paid during period 3/1/10- 8/31/10(1)	Beginning account value 3/1/10	Ending account value 8/31/10	Annualized Expense Ratio(1)	Expenses paid during period 3/1/10- 8/31/10(1)	Beginning account value 3/1/10	Ending account value 8/31/10	Annualized Expense Ratio(1)	Expenses paid during period 3/1/10- 8/31/10(1)
Large-Cap Value Fund
Actual	$1,000.00	$920.90	1.24%	$6.02	$1,000.00	$920.90	1.24%	$6.02	$1,000.00	$922.20	0.99%	$4.81
Hypothetical (5% return before expenses)	1,000.00	1,018.73	1.24	6.33	1,000.00	1,018.73	1.24	6.33	1,000.00	1,019.99	0.99	5.06
Large-Cap Growth Fund
Actual	1,000.00	922.60	1.24	6.03	1,000.00	922.60	1.24	6.03	1,000.00	923.80	0.99	4.82
Hypothetical (5% return before expenses)	1,000.00	1,018.73	1.24	6.33	1,000.00	1,018.73	1.24	6.33	1,000.00	1,019.99	0.99	5.06
Mid-Cap Value Fund
Actual	1,000.00	958.10	1.24	6.14	1,000.00	958.10	1.24	6.14	1,000.00	959.00	0.99	4.91
Hypothetical (5% return before expenses)	1,000.00	1,018.73	1.24	6.33	1,000.00	1,018.73	1.24	6.33	1,000.00	1,019.99	0.99	5.06
Mid-Cap Growth Fund
Actual	1,000.00	969.10	1.24	6.17	1,000.00	969.10	1.24	6.17	1,000.00	969.90	0.99	4.93
Hypothetical (5% return before expenses)	1,000.00	1,018.73	1.24	6.33	1,000.00	1,018.73	1.24	6.33	1,000.00	1,019.99	0.99	5.06
Small-Cap Growth Fund
Actual	1,000.00	953.10	1.44	7.10	1,000.00	953.10	1.44	7.10	1,000.00	954.70	1.19	5.87
Hypothetical (5% return before expenses)	1,000.00	1,017.73	1.44	7.33	1,000.00	1,017.73	1.44	7.33	1,000.00	1,018.99	1.19	6.06

Expense Example (Unaudited) (continued)

	Advisor				Investor				Institutional
Fund	Beginning account value 3/1/10	Ending account value 8/31/10	Annualized Expense Ratio(1)	Expenses paid during period 3/1/10- 8/31/10(1)	Beginning account value 3/1/10	Ending account value 8/31/10	Annualized Expense Ratio(1)	Expenses paid during period 3/1/10- 8/31/10(1)	Beginning account value 3/1/10	Ending account value 8/31/10	Annualized Expense Ratio(1)	Expenses paid during period 3/1/10- 8/31/10(1)
International Stock Fund
Actual	$1,000.00	$980.30	1.45%	$7.24	$1,000.00	$980.30	1.45%	$7.24	$1,000.00	$981.70	1.20%	$5.99
Hypothetical (5% return before expenses)	1,000.00	1,017.69	1.45	7.37	1,000.00	1,017.69	1.45	7.37	1,000.00	1,018.95	1.20	6.11
Emerging Markets Equity Fund
Actual	1,000.00	1,054.10	1.50	7.77	1,000.00	1,054.10	1.50	7.77	1,000.00	1,056.00	1.25	6.48
Hypothetical (5% return before expenses)	1,000.00	1,017.44	1.50	7.63	1,000.00	1,017.44	1.50	7.63	1,000.00	1,018.70	1.25	6.36
Ultra Short Tax-Free Fund
Actual	—	—	—	—	1,000.00	1,009.40	0.55	2.77	1,000.00	1,011.60	0.30	1.51
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,022.24	0.55	2.79	1,000.00	1,023.50	0.30	1.52
Short-Term Income Fund
Actual	1,000.00	1,027.60	0.60	3.06	1,000.00	1,027.50	0.60	3.06	1,000.00	1,028.80	0.35	1.79
Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.60	3.05	1,000.00	1,021.98	0.60	3.05	1,000.00	1,023.24	0.35	1.78
Short-Intermediate Bond Fund
Actual	1,000.00	1,057.70	0.80	4.15	1,000.00	1,057.70	0.80	4.15	1,000.00	1,060.20	0.55	2.86
Hypothetical (5% return before expenses)	1,000.00	1,020.97	0.80	4.08	1,000.00	1,020.97	0.80	4.07	1,000.00	1,022.23	0.55	2.80
Intermediate Tax-Free Fund
Actual	—	—	—	—	1,000.00	1,049.60	0.55	2.83	—	—	—	—
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,022.24	0.55	2.79	—	—	—	—
Government Income Fund
Actual	1,000.00	1,046.70	0.80	4.13	1,000.00	1,046.70	0.80	4.13	1,000.00	1,048.10	0.55	2.84
Hypothetical (5% return before expenses)	1,000.00	1,020.97	0.80	4.08	1,000.00	1,020.97	0.80	4.08	1,000.00	1,022.23	0.55	2.80
Corporate Income Fund
Actual	1,000.00	1,071.80	0.80	4.17	1,000.00	1,071.70	0.80	4.17	1,000.00	1,073.10	0.55	2.86
Hypothetical (5% return before expenses)	1,000.00	1,020.98	0.80	4.07	1,000.00	1,020.98	0.80	4.06	1,000.00	1,022.24	0.55	2.79
Aggregate Bond Fund
Actual	1,000.00	1,061.60	0.80	4.15	1,000.00	1,061.60	0.80	4.15	1,000.00	1,061.90	0.55	2.86
Hypothetical (5% return before expenses)	1,000.00	1,020.97	0.80	4.07	1,000.00	1,020.97	0.80	4.07	1,000.00	1,022.23	0.55	2.80
Core Plus Bond Fund
Actual	—	—	—	—	1,000.00	1,060.90	0.80	4.15	1,000.00	1,062.30	0.55	2.86
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,020.97	0.80	4.07	1,000.00	1,022.23	0.55	2.80
Government Money Market Fund
Actual	—	—	—	—	1,000.00	1,000.10	0.26	1.30	1,000.00	1,000.40	0.20	1.01
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,023.70	0.26	1.32	1,000.00	1,023.99	0.20	1.02
Tax-Free Money Market Fund
Actual	—	—	—	—	1,000.00	1,001.00	0.45	2.27	1,000.00	1,002.30	0.20	1.01
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,022.73	0.45	2.29	1,000.00	1,023.99	0.20	1.02
Prime Money Market Fund
Actual	1,000.00	1,000.10	0.41	2.05	1,000.00	1,000.10	0.40	2.00	1,000.00	1,001.10	0.20	1.01
Hypothetical (5% return before expenses)	1,000.00	1,022.95	0.41	2.08	1,000.00	1,023.00	0.40	2.03	1,000.00	1,023.99	0.20	1.02

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2010 through August 31, 2010, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

August 31, 2010

Schedule of Investments

Large-Cap Value Fund

Description	Shares	Value
Common Stocks — 96.8%

Consumer Discretionary — 8.0%

Apparel Retail — 0.7%
Limited Brands, Inc.	48,090	$ 1,134,924

Apparel, Accessories & Luxury Goods — 0.5%
Coach, Inc.	23,570	844,749

Auto Parts & Equipment — 0.2%
Johnson Controls, Inc.	16,320	432,970

Automobile Manufacturers — 0.8%
Ford Motor Co. (1)(2)	114,430	1,291,915

Cable & Satellite — 2.0%
DISH Network Corp., Class A	87,900	1,577,805
Time Warner Cable, Inc.	34,500	1,780,545

		3,358,350

Department Stores — 0.5%
Macy’s, Inc.	43,690	849,334

General Merchandise Stores — 0.7%
Target Corp.	22,610	1,156,727

Household Appliances — 0.6%
Whirlpool Corp.	14,275	1,058,634

Movies & Entertainment — 2.0%
News Corp., Class A	143,600	1,805,052
Time Warner, Inc.	50,620	1,517,587

		3,322,639

Total Consumer Discretionary		13,450,242

Consumer Staples — 10.6%

Agricultural Products — 1.1%
Archer-Daniels-Midland Co. (1)	60,060	1,848,647

Brewers — 0.7%
Molson Coors Brewing Co., Class B	25,830	1,125,155

Drug Retail — 0.9%
CVS Caremark Corp. (1)	58,330	1,574,910

Household Products — 1.7%
Kimberly-Clark Corp.	26,200	1,687,280
Procter & Gamble Co. (1)	21,200	1,265,004

		2,952,284

Hypermarkets & Super Centers — 1.0%
Wal-Mart Stores, Inc.	33,180	1,663,645

Packaged Foods & Meats — 1.6%
ConAgra Foods, Inc.	81,430	1,758,074
Sara Lee Corp.	62,400	901,056

		2,659,130

Personal Products — 0.5%
Estee Lauder Cos., Inc., Class A (1)	14,160	793,951

Soft Drinks — 0.7%
Coca-Cola Co.	21,090	1,179,353

Tobacco — 2.4%
Altria Group, Inc.	77,020	1,719,087
Philip Morris International, Inc.	27,805	1,430,289
Reynolds American, Inc.	16,510	900,455

		4,049,831

Total Consumer Staples		17,846,906

Description	Shares	Value
Common Stocks (continued)

Energy — 11.7%

Integrated Oil & Gas — 7.1%
Chevron Corp. (1)	73,000	$ 5,413,680
ConocoPhillips	79,660	4,176,574
Marathon Oil Corp.	78,790	2,402,307

		11,992,561

Oil & Gas-Equipment & Services — 1.5%
Halliburton Co.	58,450	1,648,874
National Oilwell Varco, Inc.	23,040	866,074

		2,514,948

Oil & Gas-Exploration & Production — 2.6%
Anadarko Petroleum Corp.	38,525	1,771,765
Apache Corp. (1)	17,640	1,584,954
Cimarex Energy Co.	16,285	1,065,365

		4,422,084

Oil & Gas-Storage & Transportation — 0.5%
Williams Cos., Inc.	41,480	752,032

Total Energy		19,681,625

Financials — 24.0%

Asset Management & Custody Banks — 1.8%
Ameriprise Financial, Inc.	67,840	2,956,467

Consumer Finance — 2.6%
Capital One Financial Corp. (1)	47,220	1,787,749
Discover Financial Services	174,920	2,538,089

		4,325,838

Diversified Banks — 3.0%
U.S. Bancorp	87,275	1,815,320
Wells Fargo & Co.	138,295	3,256,847

		5,072,167

Investment Banking & Brokerage — 2.0%
Goldman Sachs Group, Inc.	16,020	2,193,779
Morgan Stanley	45,655	1,127,222

		3,321,001

Life & Health Insurance — 1.9%
Prudential Financial, Inc.	61,480	3,109,044

Other Diversified Financial Services — 5.4%
Bank of America Corp.	304,600	3,792,270
JPMorgan Chase & Co.	144,280	5,246,021

		9,038,291

Property & Casualty Insurance — 3.7%
ACE Ltd. (1)	39,920	2,134,522
Berkshire Hathaway, Inc., Class B (1)(2)	38,540	3,036,181
Travelers Cos., Inc.	22,850	1,119,193

		6,289,896

Regional Banks — 1.8%
Fifth Third Bancorp	65,890	728,085
PNC Financial Services Group, Inc. (1)	43,365	2,209,880

		2,937,965

Residential REIT’s — 0.8%
Apartment Investment & Management Co., Class A	63,480	1,297,531

Specialized Finance — 0.5%
CME Group, Inc.	3,720	922,858

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Specialized REIT’s — 0.5%
Public Storage	9,240	$ 905,705

Total Financials		40,176,763

Healthcare — 13.0%

Biotechnology — 1.1%
Amgen, Inc. (2)	24,835	1,267,578
Gilead Sciences, Inc. (2)	20,330	647,714

		1,915,292

Healthcare Distributors — 2.2%
AmerisourceBergen Corp. (1)	82,715	2,256,465
McKesson Corp.	23,790	1,381,010

		3,637,475

Healthcare Facilities — 0.6%
Community Health Systems, Inc. (1)(2)	41,460	1,080,862

Healthcare Services — 0.9%
Medco Health Solutions, Inc. (1)(2)	32,990	1,434,405

Life Sciences Tools & Services — 0.7%
Thermo Fisher Scientific, Inc. (2)	26,060	1,097,647

Managed Healthcare — 1.5%
Humana, Inc. (1)(2)	26,395	1,261,417
UnitedHealth Group, Inc.	40,425	1,282,281

		2,543,698

Pharmaceuticals — 6.0%
Bristol-Myers Squibb Co. (1)	112,670	2,938,434
Eli Lilly & Co. (1)	69,850	2,344,166
Forest Laboratories, Inc. (2)	57,565	1,570,949
Johnson & Johnson	55,360	3,156,627

		10,010,176

Total Healthcare		21,719,555

Industrials — 10.0%

Aerospace & Defense — 3.7%
General Dynamics Corp.	49,275	2,752,994
Honeywell International, Inc.	25,400	992,886
Northrop Grumman Corp.	18,225	986,337
Raytheon Co.	34,100	1,497,672

		6,229,889

Construction & Farm Machinery & Heavy Trucks — 0.5%
Joy Global, Inc.	13,870	786,984

Electrical Components & Equipment — 1.0%
Emerson Electric Co.	36,115	1,684,765

Environmental & Facilities Services — 0.8%
Waste Management, Inc.	39,800	1,316,982

Industrial Conglomerates — 2.0%
General Electric Co.	232,130	3,361,242

Industrial Machinery — 1.0%
Crane Co.	48,100	1,630,590

Railroads — 1.0%
CSX Corp.	33,980	1,695,262

Total Industrials		16,705,714

Description	Shares or Contracts	Value
Common Stocks (continued)

Information Technology — 5.7%

Communications Equipment — 1.0%
Harris Corp.	38,380	$ 1,614,647

Computer Hardware — 1.0%
Apple, Inc. (2)	6,990	1,701,156

Computer Storage & Peripherals — 0.7%
Western Digital Corp. (2)	52,770	1,274,395

Electronic Manufacturing Services — 0.3%
Jabil Circuit, Inc.	57,590	590,298

Semiconductors — 1.3%
Intel Corp.	64,540	1,143,649
Marvell Technology Group, Ltd. (2)	61,580	981,585

		2,125,234

Systems Software — 1.4%
Microsoft Corp.	97,710	2,294,231

Total Information Technology		9,599,961

Materials — 2.8%

Diversified Chemicals — 0.8%
Ashland, Inc.	30,395	1,412,152

Gold — 1.0%
Newmont Mining Corp.	25,880	1,586,962

Paper Products — 0.6%
International Paper Co.	49,925	1,021,465

Steel — 0.4%
Reliance Steel & Aluminum Co.	18,680	695,830

Total Materials		4,716,409

Telecommunication Services — 4.0%

Integrated Telecommunication Services — 4.0%
AT&T, Inc.	112,295	3,035,334
Qwest Communications International, Inc.	452,110	2,554,421
Verizon Communications, Inc. (1)	36,310	1,071,508

Total Telecommunication Services		6,661,263

Utilities — 7.0%

Electric Utilities — 3.2%
Edison International	57,690	1,947,037
Entergy Corp.	20,370	1,605,971
Pinnacle West Capital Corp. (1)	46,380	1,848,243

		5,401,251

Gas Utilities — 2.7%
ONEOK, Inc.	54,555	2,340,955
UGI Corp.	81,200	2,241,120

		4,582,075

Multi-Utilities — 1.1%
CenterPoint Energy, Inc.	123,760	1,830,411

Total Utilities		11,813,737

Total Common Stocks (identified cost $153,434,083)		162,372,175

Purchased Call Options — 0.1%
Bank of America Corp., Exercise Price: $15.00, 1/22/2011 (2)	1,961	83,342

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Large-Cap Value Fund (continued)

Description	Contracts or Principal Amount	Value
Purchased Call Options (continued)
Baxter International, Inc., Exercise Price: $45.00, 1/22/2011 (2)	220	$ 40,700
Baxter International, Inc., Exercise Price: $50.00, 1/22/2011 (2)	220	11,000
CME Group, Inc., Exercise Price: $330.00, 1/22/2011 (2)	13	2,600
Halliburton Co., Exercise Price: $30.00, 1/22/2011 (2)	338	76,557
McKesson Corp., Exercise Price: $70.00, 1/22/2011 (2)	180	13,050

Total Purchased Call Options (identified cost $801,473)		227,249

Short-Term Investments — 18.8%

Collateral Pool Investment for Securities on Loan — 16.6%

(See Note 2 of the Financial Statements)		27,884,233

Repurchase Agreement — 2.2%
Agreement with Morgan Stanley & Co., Inc., 0.230%, dated 8/31/2010, to be repurchased at $3,638,489 on 9/1/2010, collateralized by a U.S. Government Agency Obligation with a maturity of 8/24/2015, with a market value of $3,712,159 (at amortized cost)	$3,638,466	3,638,466

Total Short-Term Investments (identified cost $31,522,699)		31,522,699

Total Investments — 115.7% (identified cost $185,758,255)		194,122,123
Other Assets and Liabilities — (15.7)%		(26,344,127)

Total Net Assets — 100.0%		$167,777,996

Large-Cap Growth Fund

Description	Shares	Value
Common Stocks — 94.4%

Consumer Discretionary — 12.9%

Apparel, Accessories & Luxury Goods — 1.0%
Coach, Inc.	44,000	$ 1,576,960

Auto Parts & Equipment — 1.3%
Johnson Controls, Inc.	76,000	2,016,280

Casinos & Gaming — 1.3%
International Game Technology	145,000	2,117,000

Computer & Electronics Retail — 1.7%
Best Buy Co., Inc. (1)	86,500	2,715,235

Department Stores — 1.9%
Kohl’s Corp. (1)(2)	62,000	2,912,760

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Home Improvement Retail — 1.2%
Lowe’s Cos., Inc. (1)	94,000	$ 1,908,200

Homefurnishing Retail — 1.0%
Bed Bath & Beyond, Inc. (2)	43,500	1,564,695

Internet Retail — 1.8%
Amazon.com, Inc. (1)(2)	22,500	2,808,675

Specialty Stores — 1.7%
Staples, Inc.	150,000	2,665,500

Total Consumer Discretionary		20,285,305

Consumer Staples — 9.5%

Hypermarkets & Super Centers — 1.5%
Costco Wholesale Corp. (1)	40,000	2,262,000

Soft Drinks — 4.1%
Coca-Cola Co.	65,500	3,662,760
PepsiCo, Inc.	44,000	2,823,920

		6,486,680

Tobacco — 3.9%
Altria Group, Inc.	95,000	2,120,400
Philip Morris International, Inc.	76,500	3,935,160

		6,055,560

Total Consumer Staples		14,804,240

Energy — 7.4%

Coal & Consumable Fuels — 0.7%
Consol Energy, Inc. (1)	35,000	1,127,000

Oil & Gas-Equipment & Services — 6.2%
Dresser-Rand Group, Inc. (2)	48,788	1,732,950
Halliburton Co.	86,500	2,440,165
McDermott International, Inc. (1)(2)	125,000	1,602,500
National Oilwell Varco, Inc.	65,000	2,443,350
Schlumberger, Ltd.	27,500	1,466,575

		9,685,540

Oil & Gas-Exploration & Production — 0.5%
Brigham Exploration Co. (1)(2)	50,000	766,000

Total Energy		11,578,540

Financials — 5.8%

Asset Management & Custody Banks — 2.5%
Ameriprise Financial, Inc.	48,500	2,113,630
Invesco Ltd.	99,800	1,806,380

		3,920,010

Diversified Banks — 1.0%
U.S. Bancorp	72,500	1,508,000

Investment Banking & Brokerage — 1.0%
Goldman Sachs Group, Inc.	12,000	1,643,280

Specialized Finance — 1.3%
IntercontinentalExchange, Inc. (2)	21,000	2,006,760

Total Financials		9,078,050

Healthcare — 8.9%

Biotechnology — 2.0%
Gilead Sciences, Inc. (1)(2)	98,300	3,131,838

Healthcare Services — 2.6%
Laboratory Corporation of America Holdings (1)(2)	22,600	1,641,212

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Services (continued)
Medco Health Solutions, Inc. (1)(2)	55,200	$ 2,400,096

		4,041,308

Pharmaceuticals — 4.3%
Abbott Laboratories	55,000	2,713,700
Allergan, Inc. (1)	25,400	1,560,068
Merck & Co., Inc.	72,000	2,531,520

		6,805,288

Total Healthcare		13,978,434

Industrials — 12.6%

Aerospace & Defense — 1.7%
Boeing Co.	44,000	2,689,720

Construction & Engineering — 1.1%
Fluor Corp.	40,500	1,808,730

Construction & Farm Machinery & Heavy Trucks — 1.9%
Caterpillar, Inc. (1)	46,000	2,997,360

Electrical Components & Equipment — 1.8%
Emerson Electric Co.	60,000	2,799,000

Heavy Electrical Equipment — 1.0%
Babcock & Wilcox Co. (2)	70,400	1,576,960

Human Resource & Employment Services — 1.0%
Manpower, Inc.	37,000	1,572,500

Industrial Conglomerates — 1.5%
General Electric Co.	164,500	2,381,960

Industrial Machinery — 1.6%
Illinois Tool Works, Inc.	59,900	2,471,474

Trucking — 1.0%
Con-way, Inc. (1)	58,000	1,520,180

Total Industrials		19,817,884

Information Technology — 31.9%

Application Software — 1.7%
Adobe Systems, Inc. (1)(2)	95,000	2,637,200

Communications Equipment — 4.4%
Brocade Communications Systems, Inc. (1)(2)	335,000	1,681,700
Cisco Systems, Inc. (2)	259,500	5,202,975

		6,884,675

Computer Hardware — 8.0%
Apple, Inc. (2)	23,100	5,621,847
Dell, Inc. (1)(2)	260,000	3,060,200
Hewlett-Packard Co.	99,000	3,809,520

		12,491,567

Consulting & Other Services — 3.4%
International Business Machines Corp.	43,000	5,298,890

Data Processing & Outsourced Services — 4.3%
MasterCard, Inc., Class A (1)	20,000	3,967,200
Visa, Inc. (1)	40,400	2,786,792

		6,753,992

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Information Technology (continued)

Internet Software & Services — 5.1%
eBay, Inc. (2)	77,000	$ 1,789,480
Google, Inc., Class A (2)	13,700	6,165,274

		7,954,754

Semiconductors — 1.0%
SunPower Corp., Class B (1)(2)	155,000	1,602,700

Systems Software — 4.0%
Microsoft Corp.	163,000	3,827,240
Oracle Corp. (1)	115,000	2,516,200

		6,343,440

Total Information Technology		49,967,218

Materials — 5.4%

Diversified Chemicals — 1.2%
Dow Chemical Co. (1)	75,500	1,839,935

Diversified Metals & Mining — 1.3%
Freeport-McMoRan Copper & Gold, Inc. (1)	28,500	2,051,430

Specialty Chemicals — 1.1%
Albemarle Corp.	41,500	1,663,735

Steel — 1.8%
Nucor Corp. (1)	31,500	1,158,570
Steel Dynamics, Inc. (1)	128,200	1,756,340

		2,914,910

Total Materials		8,470,010

Total Common Stocks (identified cost $148,968,980)		147,979,681

Short-Term Investments — 28.4%

Collateral Pool Investment for Securities on Loan — 22.4%

(See Note 2 of the Financial Statements)		35,215,359

Repurchase Agreement — 6.0%
Agreement with Morgan Stanley & Co., Inc., 0.230%, dated 8/31/2010, to be repurchased at $9,416,604 on 9/1/2010, collateralized by a U.S. Government Agency Obligation with a maturity of 8/24/2015, with a market value of $9,605,639 (at amortized cost)	$9,416,544	9,416,544

Total Short-Term Investments (identified cost $44,631,903)		44,631,903

Total Investments — 122.8% (identified cost $193,600,883)		192,611,584
Other Assets and Liabilities — (22.8)%		(35,795,260)

Total Net Assets — 100.0%		$156,816,324

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Mid-Cap Value Fund

Description	Shares	Value
Common Stocks — 97.1%

Consumer Discretionary — 12.6%

Advertising — 1.4%
Interpublic Group of Cos., Inc. (1)(2)	372,400	$ 3,176,572

Apparel Retail — 1.3%
Limited Brands, Inc.	120,800	2,850,880

Cable & Satellite — 2.4%
DIRECTV Group, Inc., Class A (1)(2)	64,300	2,438,256
Liberty Global, Inc. (1)(2)	106,500	2,930,880

		5,369,136

Catalog Retail — 1.4%
Liberty Media Corp. —Interactive (2)	307,100	3,239,905

Department Stores — 1.4%
Kohl’s Corp. (1)(2)	65,200	3,063,096

Household Appliances — 1.2%
Whirlpool Corp. (1)	35,900	2,662,344

Internet Retail — 1.4%
Expedia, Inc. (1)	140,500	3,211,830

Leisure Products — 1.2%
Mattel, Inc.	132,000	2,770,680

Specialty Stores — 0.9%
Staples, Inc. (1)	120,600	2,143,062

Total Consumer Discretionary		28,487,505

Consumer Staples — 4.7%

Food Retail — 2.5%
Kroger Co.	124,400	2,454,412
Safeway, Inc.	167,300	3,145,240

		5,599,652

Packaged Foods & Meats — 1.2%
ConAgra Foods, Inc.	128,000	2,763,520

Tobacco — 1.0%
Lorillard, Inc.	30,700	2,333,507

Total Consumer Staples		10,696,679

Energy — 10.3%

Oil & Gas-Drilling — 3.1%
Helmerich & Payne, Inc. (1)	83,200	3,081,728
Noble Corp.	126,100	3,924,232

		7,005,960

Oil & Gas-Equipment & Services — 1.6%
Oil States International, Inc. (1)(2)	47,100	1,941,933
Tidewater, Inc.	44,300	1,775,544

		3,717,477

Oil & Gas-Exploration & Production — 5.6%
EQT Corp. (1)	110,900	3,615,340
Noble Energy, Inc. (1)	40,900	2,854,002
Plains Exploration & Production Co. (1)(2)	161,100	3,847,068
QEP Resources, Inc.	79,600	2,310,788

		12,627,198

Total Energy		23,350,635

Description	Shares	Value
Common Stocks (continued)

Financials — 21.0%

Asset Management & Custody Banks — 4.2%
Affiliated Managers Group, Inc. (1)(2)	47,900	$ 3,075,659
Ameriprise Financial, Inc.	85,500	3,726,090
Invesco Ltd. (1)	157,600	2,852,560

		9,654,309

Consumer Finance — 1.8%
Discover Financial Services	280,200	4,065,702

Diversified Banks — 1.3%
Comerica, Inc.	84,700	2,914,527

Life & Health Insurance — 2.8%
Lincoln National Corp.	141,600	3,307,776
Principal Financial Group, Inc. (1)	128,900	2,971,145

		6,278,921

Office REIT’s — 1.3%
Mack-Cali Realty Corp.	99,600	3,072,660

Property & Casualty Insurance — 2.1%
Axis Capital Holdings, Ltd.	73,700	2,275,856
Hanover Insurance Group, Inc. (1)	55,900	2,424,942

		4,700,798

Regional Banks — 3.4%
Associated Banc-Corp. (1)	213,000	2,568,780
Fifth Third Bancorp (1)	234,410	2,590,230
Popular, Inc. (1)(2)	973,100	2,491,136

		7,650,146

Reinsurance — 3.0%
PartnerRe Ltd.	46,300	3,447,035
Reinsurance Group of America, Inc.	74,700	3,267,378

		6,714,413

Specialized REIT’s — 1.1%
Sovran Self Storage, Inc. (1)	67,800	2,560,806

Total Financials		47,612,282

Healthcare — 7.9%

Healthcare Distributors — 1.7%
AmerisourceBergen Corp. (1)	141,600	3,862,848

Healthcare Facilities — 1.4%
Community Health Systems, Inc. (1)(2)	124,300	3,240,501

Healthcare Services — 1.7%
DaVita, Inc. (2)	61,400	3,967,668

Life Sciences Tools & Services — 1.6%
Thermo Fisher Scientific, Inc. (2)	86,500	3,643,380

Managed Healthcare — 1.5%
CIGNA Corp.	102,900	3,315,438

Total Healthcare		18,029,835

Industrials — 12.0%

Aerospace & Defense — 1.2%
L-3 Communications Holdings, Inc. (1)	41,900	2,790,540

Construction & Engineering — 1.7%
Jacobs Engineering Group, Inc. (1)(2)	109,600	3,800,928

Diversified Support Services — 1.3%
Cintas Corp. (1)	114,450	2,917,331

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Electrical Components & Equipment — 1.5%
Thomas & Betts Corp. (1)(2)	93,100	$ 3,440,045

Environmental & Facilities Services — 1.4%
Republic Services, Inc. (1)	109,000	3,207,870

Human Resource & Employment Services — 1.3%
Manpower, Inc. (1)	71,100	3,021,750

Industrial Conglomerates — 1.3%
Carlisle Companies, Inc. (1)	100,400	2,816,220

Industrial Machinery — 1.3%
Eaton Corp.	43,300	3,008,484

Marine — 1.0%
Diana Shipping, Inc. (2)	194,700	2,314,983

Total Industrials		27,318,151

Information Technology — 12.4%

Application Software — 1.3%
Synopsys, Inc. (1)(2)	128,900	2,950,521

Computer Storage & Peripherals — 0.8%
Lexmark International, Inc., Class A (1)(2)	54,000	1,889,460

Consulting & Other Services — 1.4%
Amdocs, Ltd. (2)	122,600	3,215,798

Data Processing & Outsourced Services — 3.0%
Computer Sciences Corp.	82,900	3,300,249
Western Union Co.	219,700	3,444,896

		6,745,145

Office Electronics — 1.5%
Xerox Corp. (1)	395,200	3,335,488

Systems Software — 1.5%
Check Point Software Technologies, Ltd. (1)(2)	99,200	3,461,088

Technology Distributors — 2.9%
Avnet, Inc. (2)	122,800	2,812,120
Ingram Micro, Inc. (1)(2)	245,600	3,698,736

		6,510,856

Total Information Technology		28,108,356

Materials — 7.5%

Diversified Chemicals — 1.3%
PPG Industries, Inc.	44,130	2,905,078

Fertilizers & Agricultural Chemicals — 1.6%
CF Industries Holdings, Inc. (1)	40,000	3,700,000

Paper Packaging — 1.4%
Sealed Air Corp.	160,900	3,300,059

Paper Products — 1.4%
MeadWestvaco Corp.	142,470	3,100,147

Steel — 1.8%
Reliance Steel & Aluminum Co.	109,100	4,063,975

Total Materials		17,069,259

Telecommunication Services — 2.2%

Integrated Telecommunication Services — 2.2%
Qwest Communications International, Inc.	868,850	4,909,003

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Utilities — 6.5%

Electric Utilities — 1.7%
Edison International	110,700	$ 3,736,125

Multi-Utilities — 4.8%
CMS Energy Corp. (1)	254,300	4,450,250
Sempra Energy (1)	81,600	4,155,072
Xcel Energy, Inc. (5)	103,200	2,302,392

		10,907,714

Total Utilities		14,643,839

Total Common Stocks (identified cost $209,954,264)		220,225,544

Short-Term Investments — 33.2%

Collateral Pool Investment for Securities on Loan — 28.9%
(See Note 2 of the Financial Statements)		65,478,423

Repurchase Agreement — 4.3%
Agreement with Morgan Stanley & Co., Inc., 0.230%, dated 8/31/2010, to be repurchased at $9,648,252 on 9/1/2010, collateralized by a U.S. Government Agency Obligation with a maturity of 8/24/2015, with a market value of $9,841,538 (at amortized cost)	$9,648,190	9,648,190

Total Short-Term Investments (identified cost $75,126,613)		75,126,613

Total Investments — 130.3% (identified cost $285,080,877)		295,352,157
Other Assets and Liabilities — (30.3)%		(68,609,199)

Total Net Assets — 100.0%		$226,742,958

Mid-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.4%

Consumer Discretionary — 18.5%

Advertising — 0.9%
Omnicom Group, Inc.	49,800	$ 1,743,498

Apparel Retail — 2.3%
Limited Brands, Inc.	104,100	2,456,760
TJX Cos., Inc. (1)	58,500	2,321,865

		4,778,625

Apparel, Accessories & Luxury Goods — 2.2%
Coach, Inc.	69,900	2,505,216
Phillips-Van Heusen Corp.	45,570	2,081,637

		4,586,853

Automotive Retail — 1.3%
O’Reilly Automotive, Inc. (1)(2)	56,300	2,661,301

Broadcasting — 1.2%
Discovery Communications, Inc., Class A (1)(2)	64,500	2,434,875

Department Stores — 1.0%
Kohl’s Corp. (1)(2)	44,300	2,081,214

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

General Merchandise Stores — 2.9%
Big Lots, Inc. (1)(2)	97,200	$ 3,038,472
Dollar Tree, Inc. (1)(2)	62,300	2,824,059

		5,862,531

Hotels, Resorts & Cruise Lines — 2.0%
Marriott International, Inc., Class A (1)	83,300	2,666,433
Wyndham Worldwide Corp.	62,700	1,454,013

		4,120,446

Housewares & Specialties — 2.1%
Jarden Corp. (1)	155,400	4,186,476

Specialized Consumer Services — 2.6%
Coinstar, Inc. (1)(2)	120,600	5,246,100

Total Consumer Discretionary		37,701,919

Consumer Staples — 1.9%

Soft Drinks — 1.9%
Heckmann Corp. (1)(2)	943,500	3,774,000

Energy — 10.0%

Oil & Gas-Exploration & Production — 10.0%
Energy XXI (Bermuda), Ltd. (1)(2)	509,505	10,185,005
McMoRan Exploration Co. (1)(2)	719,200	10,205,448

Total Energy		20,390,453

Financials — 4.0%

Asset Management & Custody Banks — 2.7%
Affiliated Managers Group, Inc. (1)(2)	39,300	2,523,453
Ameriprise Financial, Inc.	66,300	2,889,354

Mortgage REIT’s — 1.3%
Annaly Capital Management, Inc. (1)	151,900	2,640,022

Total Financials		8,052,829

Healthcare — 16.0%

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc. (2)	48,800	2,755,736
Dendreon Corp. (1)(2)	26,400	946,176

		3,701,912

Healthcare Equipment — 1.2%
Edwards Lifesciences Corp. (1)(2)	27,000	1,554,390
NuVasive, Inc. (1)(2)	27,800	815,930

		2,370,320

Healthcare Facilities — 0.8%
Community Health Systems, Inc. (1)(2)	65,600	1,710,192

Healthcare Services — 3.4%
Emergency Medical Services Corp., Class A (2)	53,400	2,565,870
Express Scripts, Inc. (1)(2)	103,200	4,396,320

		6,962,190

Healthcare Technology — 0.7%
Cerner Corp. (1)(2)	20,800	1,515,280

Life Sciences Tools & Services — 2.8%
Life Technologies Corp. (2)	37,000	1,582,490

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Life Sciences Tools & Services (continued)
Mettler-Toledo International, Inc. (2)	21,000	$ 2,322,390
Pharmaceutical Product Development, Inc.	79,700	1,830,709

		5,735,589

Managed Healthcare — 1.0%
AMERIGROUP Corp. (1)(2)	52,500	1,937,250

Pharmaceuticals — 4.3%
Mylan, Inc. (1)(2)	92,700	1,590,732
Shire PLC, ADR	39,000	2,523,300
Valeant Pharmaceuticals International (1)(2)	39,100	2,255,679
Watson Pharmaceuticals, Inc. (1)(2)	53,600	2,308,552

		8,678,263

Total Healthcare		32,610,996

Industrials — 19.9%

Aerospace & Defense — 2.4%
Goodrich Corp.	34,000	2,328,320
Triumph Group, Inc.	36,900	2,449,422

		4,777,742

Construction & Farm Machinery & Heavy Trucks — 1.3%
Joy Global, Inc.	46,700	2,649,758

Electrical Components & Equipment — 6.1%
AMETEK, Inc.	70,400	3,026,496
Cooper Industries, PLC	56,000	2,357,040
Regal Beloit Corp.	42,700	2,362,164
Rockwell Automation, Inc. (1)	38,200	1,953,548
Roper Industries, Inc. (1)	46,300	2,689,104

		12,388,352

Industrial Conglomerates — 1.4%
Tyco International, Ltd. (1)	78,700	2,933,936

Industrial Machinery — 5.1%
IDEX Corp.	78,500	2,338,515
Ingersoll-Rand Co., Ltd., Class A	63,600	2,068,908
Middleby Corp. (1)(2)	42,400	2,331,576
Parker Hannifin Corp.	33,900	2,005,524
Timken Co.	49,500	1,619,145

		10,363,668

Railroads — 1.1%
Kansas City Southern (1)(2)	68,900	2,312,973

Trading Companies & Distributors — 1.1%
MSC Industrial Direct Co., Class A	51,600	2,299,812

Trucking — 1.4%
J.B. Hunt Transport Services, Inc. (1)	83,600	2,737,064

Total Industrials		40,463,305

Information Technology — 23.9%

Application Software — 6.9%
Ebix, Inc. (2)	458,100	8,538,984
Informatica Corp. (1)(2)	76,700	2,466,672
Sonic Solutions, Inc. (1)(2)	382,700	3,080,735

		14,086,391

Communications Equipment — 1.0%
JDS Uniphase Corp. (1)(2)	216,500	1,989,635

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Computer Storage & Peripherals — 1.1%
Quantum Corp. (1)(2)	949,100	$ 1,366,704
Western Digital Corp. (2)	34,500	833,175

		2,199,879

Consulting & Other Services — 1.5%
Cognizant Technology Solutions Corp., Class A (1)(2)	51,700	2,978,179

Data Processing & Outsourced Services — 2.6%
Alliance Data Systems Corp. (1)(2)	46,200	2,595,978
NeuStar, Inc., Class A (2)	121,200	2,683,368

		5,279,346

Electronic Components — 1.0%
Amphenol Corp., Class A	50,200	2,044,144

Internet Software & Services — 2.1%
Equinix, Inc. (1)(2)	27,600	2,517,396
Rackspace Hosting, Inc. (1)(2)	94,300	1,856,767

		4,374,163

Semiconductor Equipment — 1.5%
ASML Holding N.V. (1)	65,400	1,617,342
Teradyne, Inc. (1)(2)	162,800	1,461,944

		3,079,286

Semiconductors — 3.3%
Cypress Semiconductor Corp. (1)(2)	203,600	2,155,106
Integrated Device Technology, Inc. (1)(2)	202,800	1,038,336
Micron Technology, Inc. (1)(2)	128,300	829,459
Power Integrations, Inc.	44,900	1,229,811
Silicon Laboratories, Inc. (1)(2)	38,300	1,460,762

		6,713,474

Systems Software — 2.9%
Check Point Software Technologies, Ltd. (1)(2)	71,900	2,508,591
Progress Software Corp. (2)	53,400	1,426,314
Rovi Corp. (1)(2)	46,300	2,014,513

		5,949,418

Total Information Technology		48,693,915

Materials — 1.5%

Industrial Gases — 1.5%
Praxair, Inc.	36,300	3,122,889

Telecommunication Services — 2.7%

Wireless Telecommunication Services — 2.7%
American Tower Corp., Class A (2)	56,000	2,624,160
Crown Castle International Corp. (1)(2)	67,800	2,787,936

Total Telecommunication Services		5,412,096

Total Common Stocks (identified cost $175,617,842)		200,222,402

Short-Term Investments — 51.0%

Collateral Pool Investment for Securities on Loan — 48.1%
(See Note 2 of the Financial Statements)		97,837,904

Description	Principal Amount	Value
Short-Term Investments (continued)

Repurchase Agreement — 2.9%
Agreement with Morgan Stanley & Co., Inc., 0.230%, dated 8/31/2010, to be repurchased at $5,985,126 on 9/1/2010, collateralized by a U.S. Government Agency Obligation with a maturity of 8/24/2015, with a market value of $6,105,287 (at amortized cost)	$5,985,088	$ 5,985,088

Total Short-Term Investments (identified cost $103,822,992)		103,822,992

Total Investments — 149.4% (identified cost $279,440,834)		304,045,394
Other Assets and Liabilities — (49.4)%		(100,517,810)

Total Net Assets — 100.0%		$203,527,584

Small-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.6%

Consumer Discretionary — 14.5%

Apparel Retail — 0.8%
Talbots, Inc. (1)(2)	265,100	$ 2,645,698

Auto Parts & Equipment — 2.1%
Amerigon, Inc. (1)(2)	533,800	5,519,492
Dana Holding Corp. (2)	186,550	1,914,003

		7,433,495

Automotive Retail — 0.8%
Sonic Automotive, Inc., Class A (1)(2)	332,700	2,931,087

Footwear — 1.4%
Steven Madden, Ltd. (1)(2)	143,600	4,944,148

General Merchandise Stores — 1.7%
Big Lots, Inc. (1)(2)	184,200	5,758,092

Home Furnishings — 0.4%
La-Z-Boy, Inc. (1)(2)	210,400	1,409,680

Homefurnishing Retail — 0.5%
Kirkland’s, Inc. (2)	163,010	1,859,944

Housewares & Specialties — 2.1%
Jarden Corp.	274,200	7,386,948

Restaurants — 2.1%
Biglari Holdings, Inc. (1)(2)	25,400	7,376,160

Specialized Consumer Services — 2.6%
Coinstar, Inc. (1)(2)	209,600	9,117,600

Total Consumer Discretionary		50,862,852

Consumer Staples — 2.4%

Soft Drinks — 2.4%
Heckmann Corp. (1)(2)	2,155,000	8,620,000

Energy — 11.4%

Oil & Gas-Exploration & Production — 11.4%
Energy XXI (Bermuda), Ltd. (1)(2)	878,250	17,556,217
GeoResources, Inc. (2)	124,400	1,879,684
McMoRan Exploration Co. (1)(2)	1,235,500	17,531,745

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Energy (continued)

Oil & Gas-Exploration & Production (continued)
Rex Energy Corp. (1)(2)	176,100	$ 1,991,691
Toreador Resources Corp. (2)	137,800	1,118,936

Total Energy		40,078,273

Financials — 6.1%

Asset Management & Custody Banks — 3.6%
Affiliated Managers Group, Inc. (1)(2)	85,200	5,470,692
Safeguard Scientifics, Inc. (2)	605,000	6,957,500

		12,428,192

Investment Banking & Brokerage — 2.0%
LaBranche & Co., Inc. (1)(2)	1,834,676	7,136,890

Reinsurance — 0.5%
Enstar Group, Ltd. (1)(2)	25,300	1,761,386

Total Financials		21,326,468

Healthcare — 18.0%

Biotechnology — 1.9%
Alexion Pharmaceuticals, Inc. (2)	63,700	3,597,139
United Therapeutics Corp. (1)(2)	66,300	3,064,386

		6,661,525

Healthcare Equipment — 3.7%
DexCom, Inc. (2)	294,300	3,605,175
DynaVox, Inc., Class A (1)(2)	187,000	1,694,220
Thoratec Corp. (1)(2)	94,600	3,046,120
Volcano Corp. (1)(2)	207,500	4,585,750

		12,931,265

Healthcare Facilities — 3.2%
Emeritus Corp. (1)(2)	155,500	2,391,590
Hanger Orthopedic Group, Inc. (2)	256,300	3,344,715
Health Management Associates, Inc., Class A (2)	513,800	3,211,250
Tenet Healthcare Corp. (1)(2)	547,300	2,145,416

		11,092,971

Healthcare Services — 3.7%
Clarient, Inc. (1)(2)	1,511,600	4,988,280
Emergency Medical Services Corp., Class A (2)	97,800	4,699,290
HMS Holdings Corp. (1)(2)	64,400	3,360,392

		13,047,962

Life Sciences Tools & Services — 2.2%
PAREXEL International Corp. (2)	228,200	4,538,898
Pharmaceutical Product Development, Inc.	141,400	3,247,958

		7,786,856

Managed Healthcare — 1.0%
Molina Healthcare, Inc. (1)(2)	142,600	3,616,336

Pharmaceuticals — 2.3%
Eurand N.V. (1)(2)	456,100	4,022,802
Valeant Pharmaceuticals International (1)(2)	68,900	3,974,841

		7,997,643

Total Healthcare		63,134,558

Description	Shares	Value
Common Stocks (continued)

Industrials — 11.5%

Aerospace & Defense — 2.5%
BE Aerospace, Inc. (1)(2)	163,800	$ 4,414,410
Triumph Group, Inc.	65,700	4,361,166

		8,775,576

Construction & Engineering — 1.1%
Aecom Technology Corp. (1)(2)	174,600	3,928,500

Industrial Conglomerates — 0.8%
Standex International Corp.	117,300	2,760,069

Industrial Machinery — 2.0%
Altra Holdings, Inc. (2)	227,311	2,925,493
Middleby Corp. (1)(2)	74,800	4,113,252

		7,038,745

Office Services & Supplies — 1.0%
APAC Customer Services, Inc. (2)	719,000	3,645,330

Research & Consulting Services — 1.7%
Acacia Research Corp. (1)(2)	150,700	2,263,514
Dolan Co. (1)(2)	400,800	3,675,336

		5,938,850

Trading Companies & Distributors — 2.4%
MSC Industrial Direct Co., Inc., Class A	89,700	3,997,929
Watsco, Inc. (1)	85,000	4,364,750

		8,362,679

Total Industrials		40,449,749

Information Technology — 30.4%

Application Software — 9.2%
Blackboard, Inc. (1)(2)	105,700	3,497,613
CDC Corp., Class A (1)(2)	482,400	1,702,872
Ebix, Inc. (2)	825,450	15,386,388
Sonic Solutions, Inc. (2)	1,459,800	11,751,390

		32,338,263

Communications Equipment — 2.6%
Aruba Networks, Inc. (1)(2)	122,900	2,257,673
JDS Uniphase Corp. (1)(2)	406,200	3,732,978
Meru Networks, Inc. (1)(2)	255,050	3,264,640

		9,255,291

Computer Storage & Peripherals — 0.7%
Quantum Corp. (1)(2)	1,704,900	2,455,056

Consulting & Other Services — 2.5%
Lionbridge Technologies, Inc. (2)	1,967,300	8,774,158

Data Processing & Outsourced Services — 1.6%
NeuStar, Inc., Class A (2)	249,400	5,521,716

Electronic Manufacturing Services — 0.2%
DDi Corp.	86,953	679,972

Internet Software & Services — 4.1%
Ancestry.com, Inc. (1)(2)	278,600	5,363,050
QuinStreet, Inc. (1)(2)	564,600	6,058,158
Rackspace Hosting, Inc. (1)(2)	151,700	2,986,973

		14,408,181

Semiconductor Equipment — 1.6%
LTX-Credence Corp. (2)	1,302,200	2,812,752
Teradyne, Inc. (1)(2)	297,800	2,674,244

		5,486,996

Semiconductors — 5.2%
Ceva, Inc. (1)(2)	310,800	3,760,680

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Small-Cap Growth Fund (continued)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Information Technology (continued)

Semiconductors (continued)
Cypress Semiconductor Corp. (1)(2)	368,400	$ 3,899,514
Integrated Device Technology, Inc. (1)(2)	327,700	1,677,824
Microsemi Corp. (2)	292,200	4,090,800
Mindspeed Technologies, Inc. (1)(2)	412,745	2,641,568
Power Integrations, Inc.	86,800	2,377,452

		18,447,838

Systems Software — 2.7%
Ariba, Inc. (1)(2)	223,000	3,449,810
Progress Software Corp. (2)	101,000	2,697,710
Rovi Corp. (1)(2)	81,200	3,533,012

		9,680,532

Total Information Technology		107,048,003

Materials — 2.8%

Diversified Metals & Mining — 1.3%
Thompson Creek Metals Co., Inc. (1)(2)	540,000	4,633,200

Precious Metals & Minerals — 1.5%
North American Palladium, Ltd. (1)(2)	1,700,800	5,340,512

Total Materials		9,973,712

Telecommunication Services — 1.5%

Wireless Telecommunication Services — 1.5%
SBA Communications Corp. (1)(2)	145,300	5,201,740

Total Common Stocks (identified cost $333,371,659)		346,695,355

Short-Term Investments — 43.5%

Collateral Pool Investment for Securities on Loan — 42.6%

(See Note 2 of the Financial Statements)		149,923,523

Repurchase Agreement — 0.9%
Agreement with Morgan Stanley & Co., Inc., 0.230%, dated 8/31/2010, to be repurchased at $3,090,256 on 9/1/2010, collateralized by a U.S. Government Agency Obligation with a maturity of 8/24/2015, with a market value of $3,153,027 (at amortized cost)	$3,090,236	3,090,236

Total Short-Term Investments (identified cost $153,013,759)		153,013,759

Total Investments — 142.1% (identified cost $486,385,418)		499,709,114
Other Assets and Liabilities — (42.1)%		(148,163,712)

Total Net Assets — 100.0%		$351,545,402

International Stock Fund

Description	Shares	Value
Common Stocks — 94.2%

Australia — 2.9%
BHP Billiton, Ltd.	12,659	$ 417,284
Caltex Australia, Ltd.	5,982	59,821
National Australia Bank, Ltd.	4,308	88,922
Newcrest Mining, Ltd.	3,578	118,580
Patties Foods, Ltd.	10,615	12,655
Qantas Airways, Ltd. (2)	14,980	33,452
Rio Tinto, Ltd.	10,411	649,220
Santos, Ltd.	35,200	444,708

		1,824,642

Austria — 0.7%
Erste Group Bank AG	8,879	322,255
OMV AG	4,717	151,951

		474,206

Belgium — 0.2%
Ageas	34,970	88,587
Barco NV (2)	179	8,243
Dexia SA (2)	3,625	15,109
KBC Groep NV (2)	667	27,691
Recticel SA	1,940	17,455

		157,085

Bermuda — 0.5%
Alco Holdings, Ltd.	233,000	85,367
Champion Technology Holdings, Ltd.	356,000	9,107
Dickson Concepts International, Ltd.	18,500	12,129
Dragon Hill Wuling Automobile Holdings, Ltd. (2)	110,000	9,899
Emperor Entertainment Hotel, Ltd.	65,000	11,364
Fairwood, Ltd.	94,000	98,607
Kingmaker Footwear Holdings, Ltd.	188,000	33,353
Sing Tao News Corp., Ltd.	102,000	24,914
Victory City International Holdings, Ltd.	234,000	49,034

		333,774

Brazil — 1.0%
Itau Unibanco Holding SA, ADR	10,685	230,476
Petroleo Brasileiro SA, ADR	2,747	91,612
Vale SA, ADR	11,397	304,870

		626,958

Canada — 2.4%
Calian Technologies, Ltd.	600	9,993
Canadian National Railway Co.	4,076	248,722
Canadian Natural Resources, Ltd.	4,300	138,313
Cardiome Pharma Corp. (2)	5,100	30,992
Centerra Gold, Inc.	13,900	195,136
Cott Corp. (2)	26,400	182,462
EnCana Corp.	200	5,486
FirstService Corp. (2)	713	14,659
QLT, Inc. (2)	6,300	35,980
Research In Motion, Ltd. (2)	10,221	438,072
Toronto-Dominion Bank	3,600	243,578

		1,543,393

Cayman Islands — 0.0%
Luen Thai Holdings, Ltd.	96,000	9,626

China — 0.7%
Industrial & Commercial Bank of China, Ltd., Class H	361,124	262,298
PetroChina Co., Ltd., Class H	159,749	173,123

		435,421

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Cyprus — 0.3%
Bank of Cyprus Public Co., Ltd.	38,799	$ 206,014

Denmark — 0.9%
A P Moller - Maersk A/S, Class B	52	391,690
Novo Nordisk A/S, Class B	2,340	200,757

		592,447

Finland — 0.4%
Digia PLC	6,702	45,438
Fortum Oyj	7,862	181,030
HKScan Oyj	804	7,978

		234,446

France — 7.3%
Alstom SA	14,605	696,648
BNP Paribas SA	8,196	512,776
Bouygues SA	4,644	188,530
Cegid Group	627	16,082
Cie Generale des Etablissements Michelin, Class B	7,379	548,065
CNP Assurances	12,091	205,319
Credit Agricole SA	24,059	303,211
Groupe Steria SCA	6,991	172,226
LDC	200	16,598
Linedata Services	887	10,352
Peugeot SA (2)	5,129	134,739
Rhodia SA	8,667	162,882
Sanofi-Aventis SA	14,801	849,110
Societe Generale	2,574	131,063
Tessi SA	468	34,321
Total SA	2,640	123,350
Vivendi SA	22,660	528,660

		4,633,932

Germany — 10.1%
ADVA AG Optical Networking (2)	12,104	64,730
Allianz SE	12,071	1,238,138
Amadeus Fire AG	3,068	84,504
Aurubis AG	1,200	47,666
BASF SE	19,338	1,020,311
Bavaria Industriekapital AG	668	11,428
Centrosolar Group AG (2)	4,258	30,708
Daimler AG (2)	14,094	685,134
Deutsche Bank AG	8,992	564,970
Deutsche Lufthansa AG (2)	510	8,050
Deutsche Post AG	29,484	482,177
Deutsche Telekom AG	61,810	813,836
E.ON AG	14,103	396,848
Elmos Semiconductor AG (2)	1,614	16,158
Nemetschek AG	10	312
RWE AG	6,464	423,337
SAP AG	8,779	383,318
Siemens AG	1,935	176,014

		6,447,639

Greece — 0.1%
Public Power Corp. SA	2,438	34,665

Hong Kong — 3.0%
China Mobile, Ltd.	1,000	10,162
CLP Holdings, Ltd.	8,500	64,908
CNOOC, Ltd.	165,202	284,159
Esprit Holdings, Ltd.	101,283	567,693
Hong Kong Ferry (Holdings) Co., Ltd.	19,000	18,295
Hutchison Whampoa, Ltd.	55,427	410,069

Description	Shares	Value
Common Stocks (continued)

Hong Kong (continued)
Li & Fung, Ltd.	89,118	$ 447,380
Swire Pacific, Ltd., Class A	4,500	54,321
Vedan International Holdings, Ltd.	288,000	22,214

		1,879,201

India — 2.2%
Bank of Baroda	23,426	400,269
Bharti Airtel, Ltd.	26,447	183,988
Housing Development Finance Corp., Ltd.	19,845	264,072
State Bank of India	4,769	280,321
Sterlite Industries India, Ltd.	45,521	145,882
Union Bank of India	3,059	21,460
Vijaya Bank	5,359	8,983
Zuari Industries, Ltd.	5,002	74,317

		1,379,292

Indonesia — 0.2%
Gajah Tunggal Tbk PT	644,000	122,599

Ireland — 0.5%
Ryanair Holdings PLC, ADR (2)	10,880	308,448

Israel — 0.3%
Teva Pharmaceutical Industries, Ltd., ADR	4,358	220,428

Italy — 1.2%
Enel SpA (1)	135,469	645,491
UniCredit SpA (1)	56,734	133,152

		778,643

Japan — 18.2%
Able, Inc.	1,100	9,506
Amuse, Inc.	600	6,528
Arakawa Chemical Industries, Ltd.	3,798	44,847
Arc Land Sakamoto Co., Ltd.	3,400	38,691
Artnature, Inc.	7,700	69,383
Asahi Glass Co., Ltd.	28,000	273,301
Asahi Industries Co., Ltd.	11	16,760
Bando Chemical Industries, Ltd.	17,000	57,469
Canon, Inc.	12,253	499,542
Daihatsu Diesel Manufacturing Co., Ltd.	9,000	27,854
Daiichi Sankyo Co., Ltd.	2,300	45,967
Daikoku Denki Co., Ltd.	2,300	27,104
Dainichi Co., Ltd.	4,100	24,402
EDION Corp.	2,200	15,162
Faith, Inc.	684	46,409
FamilyMart Co., Ltd. (1)	7,024	254,172
Fanuc, Ltd.	2,330	250,168
First Juken Co., Ltd.	2,900	22,162
FUJI SOFT, Inc.	4,100	62,127
Fujitsu, Ltd.	61,000	422,593
FuKoKu Co., Ltd.	3,400	26,711
Fukuda Denshi Co., Ltd.	1,400	34,746
Happinet Corp.	700	8,391
Hitachi, Ltd. (2)	77,000	311,630
Hokkan Holdings, Ltd.	10,000	25,235
Honda Motor Co., Ltd.	16,590	548,787
Horipro, Inc.	900	7,017
Iida Home Max	3,700	27,747
Inabata & Co., Ltd.	4,100	19,522
Information Services International-Dentsu, Ltd.	4,400	30,639
Itochu-Shokuhin Co., Ltd.	1,300	43,251
Japan Tobacco, Inc.	129	400,313
JSP Corp.	2,900	29,860

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Japan (continued)
Jupiter Telecommunications Co., Ltd.	199	$ 212,005
Kamei Corp.	9,000	37,496
KAWADA TECHNOLOGIES, Inc.	800	14,360
Kawasumi Laboratories, Inc.	7,000	40,245
Kenedix, Inc. (2)	100	16,308
Konishi Co., Ltd.	1,600	17,636
KRS Corp.	1,700	17,585
Kyodo Printing Co., Ltd.	10,000	23,569
Maezawa Kasei Industries Co., Ltd.	3,600	35,310
Mimasu Semiconductor Industry Co., Ltd.	2,900	28,720
Mitsubishi Corp.	12,693	271,960
Mitsubishi UFJ Financial Group, Inc.	212,429	1,013,975
Mitsui & Co., Ltd.	19,431	252,804
Mizuho Financial Group, Inc.	59,800	91,825
Nagase & Co., Ltd.	4,000	43,328
NEC Networks & System Integration Corp.	1,500	18,694
NIC Corp.	2,900	11,184
Nichireki Co., Ltd.	8,000	30,949
NIFTY Corp.	23	21,601
Nippo Corp.	15,000	98,381
Nippon Antenna Co., Ltd.	1,200	8,670
Nippon Game Card Corp.	26	31,382
Nippon Telegraph & Telephone Corp.	16,500	711,969
NIS Group Co., Ltd. (2)	45,200	10,223
Nissan Motor Co., Ltd. (2)	49,300	376,748
Nisshin Fudosan Co.	1,500	6,963
Nissin Sugar Manufacturing Co., Ltd.	10,000	20,950
Nitori Holdings Co., Ltd.	3,652	318,208
Noevir Co., Ltd.	1,000	11,963
Nojima Corp.	1,343	8,888
Nomura Holdings, Inc.	30,672	172,692
NTT Data Corp.	93	290,923
Obayashi Road Corp.	28,000	46,994
Piolax, Inc.	5,500	105,142
Point, Inc.	3,983	186,325
Pressance Corp.	7	13,998
Rokko Butter Co., Ltd.	3,000	14,748
Ryoden Trading Co., Ltd.	4,000	21,616
Saison Information Systems Co., Ltd.	6,400	59,802
Sanoyas Hishino Meisho Corp.	4,200	10,199
Sanyo Housing Nagoya Co., Ltd.	12	10,827
Seino Holdings Co., Ltd.	1,000	6,225
Sekisui Jushi Corp.	3,000	27,532
Seria Co., Ltd.	5	8,695
Shidax Corp.	10,700	37,063
Shinsei Bank, Ltd. (2)	7,000	5,333
Shoei Foods Corp.	1,000	6,273
Sojitz Corp.	20,900	33,585
Sony Corp.	7,700	217,041
SRA Holdings	2,300	21,464
Stanley Electric Co., Ltd.	15,717	242,462
Sumitomo Mitsui Financial Group, Inc.	21,011	625,503
Suncall Corp.	11,000	44,519
T&K Toka Co., Ltd.	1,700	23,676
Tachibana Eletech Co., Ltd.	3,400	25,133
Taiyo Elec Co., Ltd.	1,400	8,682

Description	Shares	Value
Common Stocks (continued)

Japan (continued)
Takagi Securities Co., Ltd.	7,000	$ 9,916
Takeda Pharmaceutical Co., Ltd.	8,600	395,143
Toa Oil Co., Ltd.	23,000	24,914
Toa Road Corp.	31,000	42,435
Tokai Corp. (Gifu)	600	8,642
Tomoe Engineering Co., Ltd.	1,200	15,227
Torii Pharmaceutical Co., Ltd.	4,400	80,395
Tosei Corp.	82	26,598
Toshiba TEC Corp.	103,000	369,039
Totetsu Kogyo Co., Ltd.	4,000	23,521
Toyota Motor Corp.	6,897	234,798
Toyota Tsusho Corp.	12,400	177,417
Universe Co., Ltd.	1,700	25,295
Watabe Wedding Corp.	2,253	23,627
Yamada Denki Co., Ltd.	3,883	241,734
Yondenko Corp.	10,000	41,900
Yurtec Corp.	2,000	7,309

		11,546,257

Malaysia — 0.3%
Affin Holdings Berhard	166,200	162,591

Mexico — 0.3%
America Movil SAB de C.V., ADR	4,005	186,753

Netherlands — 3.8%
Aegon NV (1)(2)	15,442	79,019
Amsterdam Commodities NV	279	2,917
European Aeronautic Defence and Space Co. NV (2)	14,824	326,214
ING Groep NV (2)	3,822	33,991
Koninklijke KPN NV	17,720	256,893
Koninklijke Philips Electronics NV	325	9,106
Royal Dutch Shell PLC, Class A	61,484	1,634,280
Teleplan International NV	21,712	50,187

		2,392,607

New Zealand — 0.5%
Restaurant Brands New Zealand, Ltd.	13,899	23,745
Telecom Corp. of New Zealand, Ltd.	221,863	318,692

		342,437

Norway — 3.1%
Atea ASA (1)	12,676	81,193
Norske Skogindustrier ASA (1)(2)	47,037	64,134
Petroleum Geo-Services ASA (2)	63,525	571,059
Statoil ASA	29,181	548,241
Yara International ASA	18,247	733,369

		1,997,996

Poland — 0.4%
Polski Koncern Naftowy Orlen (2)	22,305	274,507

Portugal — 1.3%
EDP — Energias de Portugal SA	132,876	404,129
Jeronimo Martins, SGPS, SA	35,865	396,187

		800,316

Russia — 0.6%
Gazprom OAO, ADR	7,835	162,185
OJSC Oil Co. Rosneft, GDR	30,453	193,072

		355,257

Singapore — 3.9%
DBS Group Holdings, Ltd.	112,312	1,150,048
GP Batteries International, Ltd.	24,000	29,745
Ho Bee Investment, Ltd.	11,000	11,767
Hong Leong Finance, Ltd.	16,000	36,002

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Singapore (continued)
Jardine Cycle & Carriage, Ltd.	15,000	$ 359,867
Keppel Corp., Ltd.	37,524	247,761
Oversea-Chinese Banking Corp., Ltd.	91,000	582,051
QAF, Ltd.	7,000	3,047
United Overseas Bank, Ltd.	2,000	27,621

		2,447,909

South Africa — 0.4%
Naspers, Ltd., N Shares	6,871	277,430

South Korea — 1.5%
LG Corp.	3,956	283,774
Nexen Corp.	811	33,620
Nong Shim Holdings Co., Ltd.	358	18,155
Samsung Electronics Co., Ltd.	604	380,869
Shinsegae Co., Ltd.	452	217,536
Taekwang Industrial Co., Ltd.	41	31,565

		965,519

Spain — 2.0%
Banco Bilbao Vizcaya Argentaria SA	6,069	73,187
Banco Santander SA	78,289	917,411
Iberdrola SA	2,641	18,609
Industria de Diseno Textil SA (Inditex)	3,770	251,537

		1,260,744

Sweden — 3.0%
Bilia AB, A Shares	11,379	157,025
Electrolux AB (1)	15,575	300,267
Nordea Bank AB	17,337	155,390
Saab AB, Class B	1,139	14,092
Svenska Cellulosa AB, B Shares	10,938	145,464
Tele2 AB, B Shares	16,128	290,200
Volvo AB, B Shares (1)(2)	74,649	865,504

		1,927,942

Switzerland — 3.6%
Adecco SA	8,563	399,283
Bossard Holding AG	362	31,395
Coltene Holding AG	62	3,298
Credit Suisse Group AG	16,185	710,849
Emmi AG	311	49,595
Roche Holding AG	4,081	554,718
Zurich Financial Services AG	2,380	530,738

		2,279,876

Taiwan — 1.2%
Asustek Computer, Inc.	150	1,000
Gigabyte Technology Co., Ltd.	304,000	248,161
HON HAI Precision Industry Co., Ltd.	51,450	181,490
Pegatron Corp. (2)	403	504
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	34,148	321,333

		752,488

Turkey — 0.5%
Haci Omer Sabanci Holding AS	26,243	118,579
Turkiye Garanti Bankasi AS	46,492	225,298

		343,877

United Kingdom — 14.1%
AstraZeneca PLC	18,397	910,766
Barclays PLC	54,399	252,290

Description	Shares or Principal Amount	Value
Common Stocks (continued)

United Kingdom (continued)
Barratt Developments PLC (2)	103,913	$ 153,071
BG Group PLC	35,086	564,733
BHP Billiton PLC	19,480	547,170
BP PLC	127,606	744,846
British American Tobacco PLC	16,595	563,993
Cape PLC (2)	61,160	253,255
Carnival PLC	17,793	577,692
Computacenter PLC	23,676	103,703
Dart Group PLC	19,644	20,336
Davis Service Group PLC	1,266	7,388
HSBC Holdings PLC	61,817	610,264
Imperial Tobacco Group PLC	20,319	560,920
Next PLC	13,517	410,461
Photo-Me International PLC	55,874	47,344
Rio Tinto PLC	567	28,696
Royal Bank of Scotland Group PLC (2)	452,518	309,387
Royal Dutch Shell PLC, A Shares	19,273	512,241
RPC Group PLC	14,277	59,119
Standard Chartered PLC	23,815	638,620
United Utilities Group PLC	35,218	308,139
Vodafone Group PLC	154,130	371,474
Wolseley PLC (2)	20,085	387,815

		8,943,723

United States — 0.6%
Synthes, Inc.	3,645	402,108

Total Common Stocks (identified cost $57,166,083)		59,903,196

Preferred Stocks — 1.1%

Germany — 1.1%
Einhell Germany AG	352	14,725
Fresenius SE	9,055	644,204
Jungheinrich AG	965	26,830

Total Preferred Stocks (identified cost $592,413)		685,759

Short-Term Investments — 6.0%

Collateral Pool Investment for Securities on Loan — 3.5%
(See Note 2 of the Financial Statements)		2,232,808

Repurchase Agreement — 2.5%
Agreement with Fixed Income Clearing Corp., 0.100%, dated 8/31/2010, to be repurchased at $1,606,810 on 9/1/2010, collateralized by a U.S. Government Agency Obligation with a maturity of 4/6/2015, with a market value of $1,643,175 (at amortized cost)	$1,606,805	1,606,805

Total Short-Term Investments (identified cost $3,839,613)		3,839,613

Total Investments — 101.3% (identified cost $61,598,109)		64,428,568
Other Assets and Liabilities — (1.3)%		(838,092)

Total Net Assets — 100.0%		$63,590,476

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Industry Division

Industry	Value	% of Total Net Assets
Aerospace/Defense	$340,306	0.5%
Agriculture	1,525,226	2.4
Airlines	349,950	0.5
Apparel	42,979	0.1
Auto Manufacturers	2,855,610	4.5
Auto Parts & Equipment	1,051,887	1.7
Banks	11,304,188	17.8
Beverages	182,462	0.3
Building Materials	321,009	0.5
Chemicals	2,153,591	3.4
Commercial Services	999,688	1.6
Computers	1,665,037	2.6
Cosmetics/Personal Care	81,346	0.1
Distribution/Wholesale	2,129,565	3.3
Diversified Financial Services	509,212	0.8
Electric	2,169,016	3.4
Electrical Components & Equipment	785,641	1.2
Electronics	199,344	0.3
Engineering & Construction	482,124	0.8
Entertainment	15,699	0.0
Food	578,457	0.9
Food Service	37,063	0.1
Forest Products & Paper	209,599	0.3
Healthcare-Products	480,397	0.8
Holding Companies-Diversified	1,132,659	1.8
Home Builders	153,071	0.2
Home Furnishings	627,077	1.0
Insurance	2,175,793	3.4
Internet	149,202	0.2
Investment Companies	11,428	0.0
Leisure Time	636,178	1.0
Machinery-Diversified	989,897	1.6
Media	1,049,536	1.7
Metal Fabricate/Hardware	114,372	0.2
Mining	2,406,838	3.8
Miscellaneous Manufacturing	337,398	0.5
Office/Business Equipment	499,542	0.8
Oil & Gas	6,131,542	9.6
Oil & Gas Services	571,059	0.9
Packaging & Containers	84,354	0.1
Pharmaceuticals	3,324,257	5.2
Real Estate	159,227	0.3
Retail	2,810,609	4.4
Semiconductors	747,080	1.2
Shipbuilding	10,199	0.0
Software	553,458	0.9
Telecommunications	3,226,474	5.1
Textiles	57,675	0.1
Transportation	1,166,736	1.8
Water	308,139	0.5

Total Common Stocks	59,903,196	94.2
Preferred Stocks	685,759	1.1
Collateral Pool Investment for Securities on Loan	2,232,808	3.5
Repurchase Agreement	1,606,805	2.5

Total Investments	64,428,568	101.3
Other Assets and Liabilities	(838,092)	(1.3)

Total Net Assets	$63,590,476	100.0%

Emerging Markets Equity Fund

Description	Shares	Value
Common Stocks — 97.6%

Bermuda — 2.3%
Credicorp, Ltd.	5,400	$ 568,350
GOME Electrical Appliances Holdings, Ltd. (2)	906,900	276,311
Huabao International Holdings, Ltd.	395,000	569,744

		1,414,405

Brazil — 13.3%
Banco Bradesco SA, ADR	86,204	1,519,776
Cia de Concessoes Rodoviarias	27,071	621,188
Gafisa SA, ADR	45,515	626,741
Itau Unibanco Holding SA, ADR	52,759	1,138,012
Localiza Rent a Car SA	27,725	386,769
MRV Engenharia e Participacoes SA	99,468	829,726
Petroleo Brasileiro SA, ADR	27,102	903,852
Souza Cruz SA	6,330	291,766
Tractebel Energia SA	24,722	326,999
Vale SA, ADR	51,812	1,385,971

		8,030,800

Chile — 1.6%
Banco Santander—Chile, ADR	7,167	618,656
Lan Airlines SA, ADR	12,206	326,388

		945,044

China — 12.5%
Anhui Conch Cement Co., Ltd., Class H	165,400	588,987
China Communications Construction Co., Ltd., Class H	388,600	343,202
China Construction Bank Corp., Class H	972,300	802,464
China High Speed Transmission Equipment Group Co., Ltd.	281,300	627,783
China Shenhua Energy Co., Ltd., Class H	154,300	560,370
Dongfeng Motor Group Co., Ltd., Class H	404,000	627,391
Industrial & Commercial Bank of China, Ltd., Class H	1,714,200	1,245,088
Parkson Retail Group, Ltd.	177,300	295,395
PetroChina Co., Ltd., ADR	8,191	890,935
Renhe Commercial Holdings Co., Ltd.	2,678,800	533,780
SINA Corp. (2)	18,022	771,702
Yanzhou Coal Mining Co., Ltd., Class H	145,500	298,529

		7,585,626

Colombia — 1.0%
BanColombia SA, ADR	9,624	618,150

Czech Republic — 1.8%
CEZ AS	8,074	338,434
Komercni Banka AS	3,940	760,221

		1,098,655

Egypt — 1.7%
Commercial International Bank	94,828	640,707
Orascom Construction Industries	8,908	393,441

		1,034,148

Hong Kong — 3.5%
China Mobile, Ltd., ADR	11,057	567,445
CNOOC, Ltd., ADR	6,246	1,060,696

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Emerging Markets Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Hong Kong (continued)
Fushan International Energy Group, Ltd.	918,000	$ 480,316

		2,108,457

India — 8.8%
Bharti Airtel, Ltd.	96,764	673,172
Housing Development Finance Corp., Ltd.	52,655	700,668
Infosys Technologies, Ltd., ADR	10,549	604,352
LIC Housing Finance, Ltd.	16,567	422,628
Power Finance Corp., Ltd.	69,320	514,963
State Bank of India, GDR	9,624	1,133,226
Sterlite Industries India, Ltd.	198,436	635,932
Unitech, Ltd.	381,650	631,215

		5,316,156

Indonesia — 0.5%
Bank Mandiri Tbk PT	441,653	288,407

Israel — 1.7%
Israel Chemicals, Ltd.	51,198	646,083
Teva Pharmaceutical Industries, Ltd., ADR	7,208	364,580

		1,010,663

Mexico — 5.0%
America Movil SAB de C.V., ADR	10,853	506,075
Corp. GEO SAB de CV (2)	300,738	774,663
Desarrolladora Homex SAB de CV, ADR (2)	21,624	601,364
Grupo Financiero Banorte SAB de CV, Class O	93,274	333,752
Grupo Mexico SAB de CV	315,717	811,095

		3,026,949

Poland — 0.9%
Powszechna Kasa Oszczednosci Bank Polski SA	43,777	527,818

Portugal — 0.7%
Jeronimo Martins, SGPS, SA	35,632	393,613

Russia — 9.6%
Federal Grid Co. Unified Energy System JSC (2)	37,476,818	427,236
Gazprom OAO, ADR	46,588	964,372
Magnitogorsk Iron & Steel Works, GDR	27,337	303,167
Mobile Telesystems OJSC, ADR	35,585	742,303
NovaTek OAO, GDR	11,808	866,707
OJSC Novolipetsk Steel (NLMK), GDR	17,686	514,663
OJSC Oil Co. Rosneft, GDR	153,781	974,972
Sberbank of Russian Federation	276,600	666,606
TMK OAO, GDR (2)	23,656	368,560

		5,828,586

South Africa — 6.6%
ABSA Group, Ltd.	53,654	896,658
Aspen Pharmacare Holdings, Ltd. (2)	73,109	833,691
Massmart Holdings, Ltd.	18,133	301,094
MTN Group, Ltd.	38,295	625,701
Naspers, Ltd., N Shares	33,278	1,343,664

		4,000,808

Description	Shares	Value
Common Stocks (continued)

South Korea — 10.0%
Daum Communications Corp. (2)	7,183	$ 421,190
KB Financial Group, Inc., ADR	9,668	393,874
MegaStudy Co., Ltd.	2,447	353,100
NHN Corp. (2)	5,549	909,483
Samsung Electronics Co., Ltd., GDR (6)(7)	4,806	1,511,487
Shinhan Financial Group Co., Ltd., ADR	5,171	396,305
Shinsegae Co., Ltd.	2,637	1,269,121
Woongjin Coway Co., Ltd.	24,504	818,571

		6,073,131

Taiwan — 6.9%
Acer, Inc.	272,847	639,658
Delta Electronics, Inc.	208,994	792,682
HON HAI Precision Industry Co., Ltd.	209,466	738,892
Synnex Technology International Corp.	193,961	398,409
Taiwan Semiconductor Manufacturing Co., Ltd.	298,000	547,924
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	58,283	548,443
Unimicron Technology Corp.	316,082	500,261

		4,166,269

Thailand — 4.5%
Bangkok Bank PCL	117,300	573,475
Banpu PCL	52,600	1,028,637
Kasikornbank PCL	190,700	694,673
Kasikornbank PCL, NVDR	125,100	433,723

		2,730,508

Turkey — 2.7%
Anadolu Efes Biracilik Ve Malt Sanayii AS	22,936	307,906
Haci Omer Sabanci Holding AS	139,257	629,235
Turkiye Garanti Bankasi AS	138,696	672,113

		1,609,254

United Kingdom — 2.0%
BHP Billiton PLC	30,598	855,748
SABMiller PLC	13,415	381,841

		1,237,589

Total Common Stocks (identified cost $43,628,367)		59,045,036

Preferred Stocks — 0.3%

Brazil — 0.3%
Usinas Siderurgicas de Minas Gerais S.A. (Usiminas)	7,722	193,594

Total Preferred Stocks (identified cost $190,471)		193,594

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Emerging Markets Equity Fund (continued)

Description	Principal Amount	Value

Short-Term Investments — 1.9%

Repurchase Agreement — 1.9%
Agreement with State Street Bank & Trust Co., 0.100%, dated 8/31/2010, to be repurchased at $1,148,907 on 9/1/2010, collateralized by a U.S. Government Agency Obligation with a maturity of 9/25/2039, with a market value of $1,172,153 (at amortized cost)	$1,148,904	$ 1,148,904

Total Short-Term Investments (identified cost $1,148,904)		1,148,904

Total Investments — 99.8% (identified cost $44,967,742)		60,387,534
Other Assets and Liabilities — 0.2%		105,701

Total Net Assets — 100.0%		$60,493,235

Industry Division

Industry	Value	% of Total Net Assets
Agriculture	$291,766	0.5%
Airlines	326,388	0.5
Auto Manufacturers	627,391	1.0
Banks	14,131,874	23.4
Beverages	689,747	1.1
Building Materials	1,965,014	3.2
Chemicals	1,215,827	2.0
Coal	2,367,852	3.9
Commercial Services	1,361,056	2.3
Computers	1,244,010	2.1
Diversified Financial Services	2,428,438	4.0
Electric	1,092,669	1.8
Electrical Components & Equipment	1,420,465	2.3
Electronics	1,637,562	2.7
Engineering & Construction	736,643	1.2
Environmental Control	818,571	1.4
Food	393,613	0.7
Healthcare-Products	833,690	1.4
Holding Companies-Diversified	629,235	1.0
Home Builders	829,726	1.4
Internet	2,102,375	3.5
Iron/Steel	817,830	1.4
Media	1,343,664	2.2
Metal Fabricate/Hardware	368,561	0.6
Mining	3,688,746	6.1
Oil & Gas	5,661,533	9.4
Pharmaceuticals	364,581	0.6
Real Estate	1,791,737	3.0
Retail	2,141,921	3.5
Semiconductors	2,607,854	4.3
Telecommunications	3,114,697	5.1

Total Common Stocks	59,045,036	97.6
Preferred Stocks	193,594	0.3
Repurchase Agreement	1,148,904	1.9

Total Investments	60,387,534	99.8
Other Assets and Liabilities	105,701	0.2

Total Net Assets	$60,493,235	100.0%

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Ultra Short Tax-Free Fund

Description/Credit Ratings (8)	Principal Amount	Value

Municipals — 91.1%

Alabama — 1.3%
Alabama Board of Education, Higher Education, Revenue Bonds, AMBAC, 5.375%, 10/1/2014 NR/A1; Call 10/1/2010	$ 50,000	$ 51,185
Alabama Public Housing Authorities, Multi-Family Housing, Revenue Bonds, FSA, 3.875%, 1/1/2012 AAA/Aa2	50,000	51,142
Alabama Public School & College Authority, Education, Revenue Bonds, 5.000%, 2/1/2012 AA/Aa1; Call 2/1/2011	155,000	157,919
Chatom Industrial Development Board, Utilities, Revenue Bonds, 0.900%, 11/15/2010 A/A-1/NR; Call 11/15/2010 (4)	1,000,000	1,000,140
Chatom Industrial Development Board, Utilities, Revenue Bonds, 1.200%, 8/1/2037 A/A-1/NR; Call 2/1/2011 (4)	1,500,000	1,500,120
County of Jefferson, Multi-Family Housing, Revenue Bonds, 5.400%, 9/1/2012 NR/NR; Call 10/1/2010	25,000	25,003
County of Jefferson, Water, Revenue Bonds, FSA, 5.250%, 2/1/2011 AAA/Aa3; Call 10/1/2010	40,000	39,871
County of Pike, General Obligation, GO UT, 2.000%, 10/1/2011 NR/Baa1	100,000	100,940
County of Pike, General Obligation, GO UT, 2.000%, 10/1/2012 NR/Baa1	470,000	475,269
Gadsden Special Care Facilities Financing Authority, Medical, Revenue Bonds, 4.500%, 7/1/2011 NR/NR; Call 10/1/2010	185,000	185,004
Lake Martin Area Industrial Development Authority, Development, Revenue Bonds, CNTY GTD, 5.000%, 11/1/2011 A/NR	450,000	462,622
Troy State University, Higher Education, Revenue Bonds, NATL-RE, 5.000%, 11/1/2011 NR/Aa3; Call 11/1/2010	25,000	25,660

		4,074,875

Alaska — 0.2%
Alaska Industrial Development & Export Authority, Development, Revenue Bonds, 3.500%, 4/1/2012 A/NR	270,000	279,245
Alaska Railroad Corp., Transportation, Revenue Bonds, NATL-RE, FGIC, 4.000%, 8/1/2011 A+/Aa3	50,000	51,375
State of Alaska, General, Certificate of Participation, AMBAC, 4.450%, 7/15/2011 NR/WR	235,000	241,996
State of Alaska, General, Certificate of Participation, AMBAC, 4.550%, 7/15/2012 NR/WR	100,000	105,649

		678,265

Arizona — 2.9%
Arizona Health Facilities Authority, Medical, Revenue Bonds, 5.000%, 1/1/2012 A+/NR	100,000	105,672
Arizona School Facilities Board, Education, Revenue Bonds, AMBAC, 4.000%, 7/1/2015 NR/WR	50,000	52,969
Arizona School Facilities Board, Education, Revenue Bonds, AMBAC, 4.250%, 7/1/2015 NR/WR	25,000	26,766
Arizona Water Infrastructure Finance Authority, Revenue Bonds, 4.000%, 10/1/2011 AAA/Aaa	25,000	25,967
City of Tolleson, General Obligation, GO UT, AMBAC, 4.300%, 7/1/2011 NR/A1; Call 10/1/2010	25,000	25,068
County of Maricopa, Medical, Certificate of Participation, 5.100%, 7/1/2011 NR/Aa2; Call 10/1/2010	270,000	273,553
County of Mohave, General, Revenue Bonds, AGC, 3.250%, 4/1/2012 AAA/Aa3	65,000	67,294
County of Pima, General, Certificate of Participation, AMBAC, 5.000%, 1/1/2012 NR/Aa3	25,000	26,237
Glendale Industrial Development Authority, Medical, Revenue Bonds, 3.875%, 12/1/2012 BBB/NR	40,000	41,475
Maricopa County Elementary School District No. 2 Riverside, School District, GO UT, 3.000%, 7/1/2012 NR/A2	425,000	432,582
Maricopa County Unified School District No. 95 Queen Creek, School District, GO UT, NATL-RE FGIC, 3.500%, 7/1/2012 NR/A1	225,000	229,882
Pima County Unified School District No. 30 Sahuarita, School District, GO UT, 0.000%, 1/1/2012 A+/NR	93,000	89,864
Pima County Unified School District No. 30 Sahuarita, School District, GO UT, 0.000%, 7/1/2012 A+/NR	221,000	210,807
Pima County Unified School District No. 30 Sahuarita, School District, GO UT, 3.000%, 7/1/2012 A+/NR	900,000	922,266
Puttable Floating Option Tax-Exempt Receipts, Medical, Revenue Bonds, 0.550%, 2/1/2042 NR/Aa3; Call 2/1/2013 (4)	3,360,000	3,360,000
Scottsdale Industrial Development Authority, Medical, Revenue Bonds, FSA, 0.990%, 9/1/2045 AAA/Aa3; Call 9/7/2010 (4)	2,600,000	2,600,000
Town of Gilbert, Transportation, Revenue Bonds, NATL-RE FGIC, 5.000%, 7/1/2012 AA-/Aa3	50,000	53,793
University of Arizona, General, Certificate of Participation, AMBAC, 3.500%, 6/1/2011 AA-/Aa3	50,000	51,147
Yuma Municipal Property Corp., Water, Revenue Bonds, XLCA, 5.000%, 7/1/2011 A+/A1	200,000	205,818

		8,801,160

Arkansas — 0.2%
Conway Health Facilities Board, Medical, Revenue Bonds, 2.000%, 8/1/2011 BBB+/NR	155,000	156,600
Conway Health Facilities Board, Medical, Revenue Bonds, 2.750%, 8/1/2012 BBB+/NR	270,000	275,767
Siloam Springs Public Education Facilities Board, Education, Revenue Bonds, 2.000%, 12/1/2011 NR/NR	100,000	101,308
Siloam Springs Public Education Facilities Board, Education, Revenue Bonds, 2.000%, 12/1/2012 NR/NR	100,000	101,900

		635,575

California — 7.7%
Abag Finance Authority for Nonprofit Corps., Education, Revenue Bonds, 0.550%, 1/1/2037 A/A-1/NR; Call 9/1/2010 (4)	665,000	665,000
Anaheim Public Financing Authority, Power, Revenue Bonds, AMBAC, 4.000%, 10/1/2012 NR/WR	25,000	25,780
Antioch Area Public Facilities Financing Agency, Mello-Roos, Special Tax, NATL-RE, 4.250%, 8/1/2012 A/A1	100,000	105,686

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

California (continued)
Bay Area Governments Association, Water, Revenue Bonds, XLCA, 4.000%, 3/1/2012 A/A2	$ 225,000	$ 230,420
Burbank Unified School District, School District, GO UT, NATL-RE FGIC, 5.375%, 8/1/2013 AA-/WR; Call 8/1/2011	125,000	131,445
California Educational Facilities Authority, Higher Education, Revenue Bonds, AMBAC, 0.000%, 9/1/2011 NR/Aa3	150,000	148,917
California Health Facilities Financing Authority, Medical, Revenue Bonds, 5.000%, 11/15/2011 NR/A2	170,000	178,508
California Municipal Finance Authority, Education, Revenue Bonds, 0.550%, 6/1/2023 A/A-1/NR; Call 9/1/2010 (4)	345,000	345,000
California Municipal Finance Authority, Education, Revenue Bonds, 0.550%, 6/1/2037 A/A-1/NR; Call 9/1/2010 (4)	325,000	325,000
California Pollution Control Financing Authority, Pollution, Revenue Bonds, NATL-RE-IBC, 5.900%, 6/1/2014 A/A2	550,000	635,607
California Statewide Communities Development Authority, Medical, Revenue Bonds, AGM, 0.860%, 7/1/2040 AAA/Aa3; Call 9/3/2010 (4)	2,000,000	2,000,000
California Statewide Communities Development Authority, Water, Revenue Bonds, FSA, 3.000%, 10/1/2010 AAA/Aa3	50,000	50,105
Chino Redevelopment Agency, General, Tax Allocation, AMBAC, 4.000%, 9/1/2012 A-/WR	300,000	306,876
City & County of San Francisco, General Obligation, GO UT, 5.000%, 6/15/2011 AA/Aa1; Call 10/1/2010	150,000	153,540
City of Los Angeles, General Obligation, GO UT, AGM, 4.300%, 9/1/2010 AAA/Aa2	25,000	25,000
City of Newport Beach, Medical, Revenue Bonds, 4.000%, 2/8/2011 AA/Aa3 (4)	100,000	101,250
City of Salinas, General, Certificate of Participation, AMBAC, 3.500%, 9/1/2010 A/WR	250,000	250,000
City of Santa Ana, General, Certificate of Participation, AMBAC, 5.000%, 6/1/2012 NR/WR	225,000	232,972
Compton Unified School District, School District, GO UT, AMBAC, 0.000%, 6/1/2011 A/Aa3	300,000	297,627
Contra Costa Water District, Water, Revenue Bonds, AGM, 5.500%, 10/1/2013 AAA/Aa2; Call 10/1/2011	100,000	105,311
County of Inyo, General, Certificate of Participation, 5.000%, 2/1/2011 NR/A2	30,000	30,351
Delhi Unified School District, School District, GO UT, AMBAC, 0.000%, 8/1/2012 NR/WR (5)	405,000	382,020
Delhi Unified School District, School District, GO UT, AMBAC, 0.000%, 8/1/2013 NR/WR (5)	420,000	382,595
Delhi Unified School District, School District, GO UT, AMBAC, 0.000%, 8/1/2014 NR/WR (5)	490,000	427,819
El Centro Financing Authority, Transportation, Revenue Bonds, 2.000%, 10/1/2011 A/NR	270,000	274,171
Elsinore Valley Municipal Water District, General, Certificate of Participation, 2.900%, 7/1/2035 AAA/A-2/Aaa; Call 9/8/2010 (4)	3,215,000	3,215,000
Folsom Public Financing Authority, General, Revenue Bonds, 2.000%, 9/1/2011 A-/NR	600,000	603,306
Fontana Unified School District, School District, GO UT, 4.000%, 12/1/2012 SP-1+/MIG1	1,500,000	1,590,990
Fresno Joint Powers Financing Authority, Mello-Roos, Revenue Bonds, XLCA, 4.000%, 10/1/2014 AA-/A1; Call 10/1/2010	90,000	90,155
Gilroy Unified School District, School District, GO UT, 0.000%, 4/1/2013 SP-1+/MIG1	500,000	469,100
Hanford Joint Union High School District, GO UT, 0.000%, 8/1/2011 A+/A1	125,000	123,154
Imperial Irrigation District, General, Certificate of Participation, AMBAC, 4.600%, 7/1/2012 AA-/Aa2; Call 10/1/2010	150,000	152,003
Long Beach Bond Finance Authority, Development, Revenue Bonds, AMBAC, 4.500%, 11/1/2011 BBB/WR	150,000	152,457
Long Beach Bond Finance Authority, Development, Revenue Bonds, AMBAC, 5.500%, 11/1/2014 BBB/WR; Call 11/1/2011	100,000	104,098
Long Beach Bond Finance Authority, General, Tax Allocation, AMBAC, 5.000%, 8/1/2012 BBB/WR	100,000	103,780
Los Angeles Department of Water & Power, Power, Revenue Bonds, NATL-RE, 5.375%, 7/1/2012 AA-/Aa3; Call 7/1/2011	25,000	26,061
Los Angeles Department of Water & Power, Power, Revenue Bonds, NATL-RE, 5.375%, 7/1/2012 AA-/Aa3; Call 7/1/2011	25,000	26,010
Los Angeles State Building Authority, Facilities, Revenue Bonds, 5.625%, 5/1/2011 A/A2	85,000	87,559
Midpeninsula Regional Open Space District, General, Revenue Bonds, AMBAC, 3.250%, 9/1/2012 NR/WR	100,000	102,769
Mojave Unified School District School Facilities Improvement District No. 2, School District, GO UT, 0.000%, 6/1/2013 A+/SP-1+/NR	2,070,000	1,941,970
Montclair Redevelopment Agency, General, Tax Allocation, AMBAC, 4.250%, 9/1/2011 BBB/WR	100,000	101,996
Murrieta Valley Unified School District Public Financing Authority, School District, GO UT, NATL-RE FGIC, 0.000%, 9/1/2010 A+/Aa2	55,000	55,000
Oakland Redevelopment Agency, General, Tax Allocation, NATL-RE FGIC, 5.500%, 9/1/2012 A/WR	1,165,000	1,220,279
Oxnard Union High School District, School District, GO UT, NATL-RE, 5.250%, 2/1/2012 A+/Baa1	50,000	52,142
Perris Public Financing Authority, General, Tax Allocation, 4.400%, 10/1/2010 NR/NR	480,000	480,173
Plumas Unified School District, GO UT, 3.900%, 8/1/2012 A/Baa1	25,000	25,377
Port of Oakland, Transportation, Revenue Bonds, FGIC, 4.000%, 11/1/2013 A/A2; Call 11/1/2012	25,000	26,117
Port of Oakland, Transportation, Revenue Bonds, NATL-RE FGIC, 3.500%, 11/1/2010 A/A2	100,000	100,448
Rialto Unified School District, General, Certificate of Participation, AMBAC, 6.000%, 9/1/2010 A-/WR	100,000	100,000
Richmond Joint Powers Financing Authority, General, Revenue Bonds, Assured Guaranty Corp., 3.500%, 8/1/2011 AAA/Aa3	100,000	102,363
Sacramento Municipal Utility District, Power, Revenue Bonds, NATL-RE, 5.000%, 7/1/2012 A/Baa1	100,000	106,453
Sacramento Regional County Sanitation District, Water, Revenue Bonds, 5.400%, 12/1/2013 AA/Aa2; Call 12/1/2010	100,000	102,140

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

California (continued)
Sacramento Unified School District, School District, GO UT, NATL-RE FGIC, 5.000%, 7/1/2014 A/Aa2; Call 1/1/2011	$ 50,000	$ 51,741
San Joaquin County Transportation Authority, General, Revenue Bonds, 5.000%, 4/1/2011 SP-1+/NR	570,000	584,746
San Jose Redevelopment Agency, General, Tax Allocation, NATL-RE, 4.000%, 8/1/2011 A/A2; Call 10/1/2010	25,000	25,288
Savanna Elementary School District, School District, GO UT, 4.000%, 5/1/2012 A+/SP-1+/NR	1,000,000	1,039,340
Sierra View Local Health Care District, Medical, Revenue Bonds, 4.100%, 7/1/2011 NR/NR	130,000	131,851
State of California, General Obligation, GO UT, 3.700%, 4/1/2011 A-/A1; Call 10/1/2010	100,000	100,240
State of California, General Obligation, GO UT, NATL-RE FGIC, 4.500%, 2/1/2014 A/A2; Call 10/1/2010	100,000	100,230
Stockton Unified School District, GO UT, 4.000%, 2/1/2011 SP-1+/NR; Call 10/1/2010	100,000	100,166
Sunol Glen Unified School District, School District, GO UT, NATL-RE, 5.000%, 7/1/2011 NR/A1; Call 1/1/2011	125,000	125,374
Twin Rivers Unified School District, Education, Certificate of Participation, AGM, 3.500%, 5/1/2013 AAA/Aa3; Call 10/1/2010 (4)(5)	2,000,000	1,999,960
Vallejo City Unified School District, School District, GO UT, NATL-RE, 4.650%, 2/1/2011 A/Baa1	100,000	100,612
Westlands Water District, General, Certificate of Participation, 4.000%, 9/1/2012 A+/Baa1	50,000	53,108

		23,484,556

Colorado — 6.7%
Cherry Creek South Metropolitan District No. 1, Development, GO, CIFG, 4.250%, 12/15/2014 NR/NR	240,000	261,437
City & County of Denver, Airport, Revenue Bonds, Assured Guaranty Corp., 0.590%, 11/15/2025 AAA/A-1/Aa3; Call 9/7/2010 (4)	1,275,000	1,275,000
City of Colorado Springs, Medical, Revenue Bonds, AMBAC, 0.580%, 12/15/2024 A-/A3 (4)	1,750,000	1,750,000
City of Westminster, Multi-Family Housing, Revenue Bonds, FHLMC, 0.530%, 6/1/2012 NR/NR; Call 9/1/2010 (4)	700,000	700,000
Colorado Educational & Cultural Facilities Authority, Education, Revenue Bonds, 2.375%, 3/1/2013 A/NR	150,000	152,020
Colorado Educational & Cultural Facilities Authority, Education, Revenue Bonds, 2.400%, 12/1/2012 NR/NR	260,000	262,668
Colorado Health Facilities Authority, Nursing Homes, Revenue Bonds, 0.430%, 8/15/2034 A/A-1/NR; Call 9/1/2010 (4)	2,000,000	2,000,000
Colorado Water Resources & Power Development Authority, Water, Revenue Bonds, 4.250%, 1/1/2012 A/Baa1	135,000	139,896
Cornerstar Metropolitan District, Development, Revenue Bonds, 0.750%, 12/1/2037 A/A-1/NR; Call 9/1/2010 (4)	2,000,000	2,000,000
Cottonwood Water & Sanitation District, General Obligation, GO UT, AMBAC, 5.000%, 12/1/2011 NR/WR	140,000	145,856
Denver Health & Hospital Authority, Medical, Revenue Bonds, 4.000%, 12/1/2013 BBB/NR	440,000	462,255
Denver Health & Hospital Authority, Medical, Revenue Bonds, 5.000%, 12/1/2012 BBB/NR	680,000	718,692
Denver Urban Renewal Authority, General, Tax Allocation, 0.840%, 9/1/2017 NR/A3/VMIG2; Call 9/1/2010 (4)	200,000	200,000
E-470 Public Highway Authority, Transportation, Revenue Bonds, NATL-RE, 4.000%, 9/1/2011 A/Baa1	50,000	50,320
E-470 Public Highway Authority, Transportation, Revenue Bonds, NATL-RE, 5.000%, 9/1/2011 A/Baa1 (4)	450,000	464,625
Eagle Bend Metropolitan District No. 2, Development, GO, RADIAN, 4.500%, 12/1/2012 A-/NR	50,000	51,340
Fronterra Village Metropolitan District, Development, GO, CIFG, 3.650%, 12/1/2010 NR/WR	125,000	125,296
Grand Junction Downtown Development Authority, Development, Tax Allocation, 3.000%, 12/15/2012 NR/NR	235,000	234,840
Little Thompson Water District, Revenue Bonds, 3.500%, 12/1/2013 NR/A2; Call 12/1/2012	40,000	41,453
Metropolitan Football Stadium District, Development, Revenue Bonds, 0.000%, 1/1/2011 A/Baa1	15,000	14,915
Park Creek Metropolitan District, Development, GO, 0.550%, 6/1/2011 NR/Aa3 (4)	2,860,000	2,860,000
Park Creek Metropolitan District, Development, Revenue Bonds, 4.750%, 12/1/2010 NR/Baa2	1,000,000	1,008,740
Sand Creek Metropolitan District, Development, GO, XLCA, 5.000%, 12/1/2012 NR/WR	50,000	52,009
Sand Creek Metropolitan District, Development, GO, XLCA, 5.000%, 12/1/2014 NR/WR; Call 12/1/2013	175,000	181,722
SCA Tax Exempt Trust, Multi-Family Housing, Revenue Bonds, FSA, 0.550%, 1/1/2030 AAA/A-1/NR (4)	4,780,000	4,780,000
State of Colorado, General, Certificate of Participation, 0.000%, 3/1/2012 AA-/Aa3	300,000	295,167
Washington County School District R-3, GO UT, 5.100%, 12/1/2012 AA-/NR; Call 10/1/2010	80,000	80,245
Widefield Water & Sanitation District, Water, Revenue Bonds, NATL-RE, 3.250%, 12/1/2011 A/Baa1	100,000	102,198

		20,410,694

Connecticut — 0.5%
City of Ansonia, General Obligation, GO UT, NATL-RE, FGIC, 4.500%, 10/15/2012 A+/A1; Call 10/1/2010	20,000	20,455
City of Bridgeport, General Obligation, GO UT, AMBAC, 6.250%, 3/1/2012 NR/A1	275,000	293,936
Puttable Floating Option Tax-Exempt Receipts, General, Revenue Bonds, 0.550%, 7/1/2037 NR/Aa3 (4)	1,000,000	1,000,000
Town of Madison, General Obligation, GO UT, 4.500%, 6/15/2013 NR/Aaa; Call 6/15/2011	50,000	51,574
Town of Vernon, General Obligation, GO UT, AGM, 3.000%, 9/15/2011 NR/Aa2; Call 10/1/2010	100,000	100,145

		1,466,110

Delaware — 0.7%
City of Wilmington, Education, Revenue Bonds, 3.000%, 7/1/2031 NR/A1/VMIG1; Call 9/1/2010 (4)	2,000,000	2,000,000

District of Columbia — 0.2%
District of Columbia Water & Sewer Authority, Revenue Bonds, FSA, 0.500%, 10/1/2018 NR/NR; Call 10/1/2010 (4)(6)(7)	500,000	500,000
Washington Convention Center Authority, Facilities, Revenue Bonds, AMBAC, 5.000%, 10/1/2010 A/A1	250,000	250,858

		750,858

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Florida — 6.5%
Citizens Property Insurance Corp., General, Revenue Bonds, BHAC-CR NATL-RE, 5.000%, 3/1/2012 AA+/Aa1	$ 185,000	$ 194,056
Citizens Property Insurance Corp., Power, Revenue Bonds, 2.050%, 6/1/2013 A+/A2 (4)	2,000,000	1,981,940
City of Cape Coral, Utilities, Revenue Bonds, 2.000%, 10/1/2011 NR/A2	605,000	607,831
City of Gulf Breeze, General, Revenue Bonds, 5.000%, 12/1/2010 NR/NR; Call 10/1/2010 (4)	5,100,000	5,099,694
City of Lakeland, Utilities, Revenue Bonds, AMBAC, 3.250%, 10/1/2010 NR/WR	100,000	100,096
City of Leesburg, Medical, Revenue Bonds, 5.000%, 7/1/2012 BBB+/Baa1	110,000	115,383
City of Ocala, General, Revenue Bonds, AMBAC, 3.400%, 10/1/2012 NR/WR	150,000	156,372
City of Palm Bay, Utilities, Revenue Bonds, NATL-RE FGIC, 3.250%, 10/1/2012 A/Aa3	100,000	104,068
City of Sarasota, General, Revenue Bonds, AMBAC, 0.000%, 11/1/2011 NR/WR	145,000	142,441
City of Tallahassee, Medical, Revenue Bonds, NATL-RE, 6.625%, 12/1/2013 A/Baa1; Call 10/1/2010	570,000	572,525
County of Broward, Airport, Revenue Bonds, 5.000%, 10/1/2011 A+/A1	125,000	129,549
County of Clay, General, Revenue Bonds, AMBAC, 3.000%, 6/1/2012 NR/A2	345,000	353,932
County of Escambia, Pollution, Revenue Bonds, 1.750%, 6/15/2012 A/A3 (4)	1,000,000	1,001,570
County of Lee, Transportation, Revenue Bonds, AMBAC, 5.500%, 10/1/2014 A-/A3; Call 10/1/2011	200,000	207,598
County of St. Lucie, General Obligation, GO, AMBAC, 4.150%, 10/1/2010 NR/WR	50,000	50,122
County of St. Lucie, General Obligation, GO, AMBAC, 4.250%, 10/1/2011 NR/WR	100,000	103,716
County of Volusia, General, Revenue Bonds, AGM, 3.500%, 12/1/2013 NR/Aa3; Call 12/1/2010	50,000	50,793
First Florida Governmental Financing Commission, General, Revenue Bonds, AMBAC, 3.900%, 7/1/2011 NR/Aa3	50,000	51,112
Florida Department of Corrections, General, Certificate of Participation, AMBAC, 3.300%, 3/1/2012 NR/WR	200,000	203,632
Florida Municipal Power Agency, Power, Revenue Bonds, 4.000%, 10/1/2010 NR/A2	250,000	250,650
Florida Rural Utility Financing Commission, Water, Revenue Bonds, 3.500%, 11/1/2011 NR/MIG1; Call 10/1/2010	315,000	315,047
Florida State Board of Education, Education, Revenue Bonds, AMBAC, 5.500%, 7/1/2015 AAA/A1; Call 7/1/2011	525,000	550,798
Florida State Board of Education, Education, Revenue Bonds, NATL-RE FGIC, 5.500%, 7/1/2012 AAA/A1	270,000	294,062
Florida State Board of Education, Higher Education, Revenue Bonds, 5.250%, 10/1/2013 A/A2; Call 10/1/2010	180,000	182,367
Highlands County Health Facilities Authority, Medical, Revenue Bonds, 5.000%, 11/15/2010 AA-/Aa3	145,000	146,209
Hillsborough County Aviation Authority, Airport, Revenue Bonds, AMBAC, 4.000%, 10/1/2011 A+/Aa3	150,000	155,471
Jacksonville Economic Development Commission, Medical, Revenue Bonds, AMBAC, 5.000%, 2/1/2011 NR/Baa1	200,000	202,630
Lee County, Water and Sewer, Revenue Bonds, MBIA, 2.875%, 10/1/2011 NR/Aa3	50,000	51,160
Martin County Industrial Development Authority, General, Revenue Bonds, 0.830%, 10/1/2016 NR/A2/VMIG1; Call 9/1/2010 (4)	1,040,000	1,040,000
Orange County Health Facilities Authority, Medical, Revenue Bonds, 4.000%, 10/1/2013 A/A2	220,000	232,797
Orange County Health Facilities Authority, Medical, Revenue Bonds, 5.000%, 10/1/2011 A/A2	555,000	577,328
Palm Beach County School District, General, Certificate of Participation, FGIC, 5.000%, 8/1/2011 AA/WR (4)	50,000	51,772
Palm Beach County School District, General, Certificate of Participation, NATL-RE, 3.900%, 8/1/2015 AA-/Aa3	100,000	109,877
Pasco County School Board, Education, Revenue Bonds, AGM, 5.000%, 10/1/2010 AAA/NR	150,000	150,422
Polk County School Board, General, Certificate of Participation, AGM, 4.500%, 1/1/2012 AAA/Aa3; Call 1/1/2011	250,000	255,488
Polk County School District, Education, Revenue Bonds, AGM, 4.500%, 10/1/2012 AAA/Aa3	25,000	26,544
Polk County School District, Education, Revenue Bonds, NATL-RE, 5.000%, 10/1/2013 A+/Baa1	145,000	157,964
Reedy Creek Improvement District, Utilities, Revenue Bonds, 5.250%, 10/1/2011 A/A1	245,000	256,540
South Broward Hospital District, Medical, Revenue Bonds, 5.000%, 5/1/2012 AA-/Aa3	500,000	526,730
St. Lucie County School Board, Education, Revenue Bonds, NATL-RE FGIC, 5.000%, 10/1/2012 A/A2	855,000	914,893
University Athletic Association, Inc., Higher Education, Revenue Bonds, 0.800%, 10/1/2031 A+/A2/VMIG1; Call 9/1/2010 (4)	2,080,000	2,080,000
Volusia County School Board, Education, Revenue Bonds, AGM, 5.250%, 10/1/2013 AAA/Aa3	235,000	254,897

		20,010,076

Georgia — 5.4%
Atlanta & Fulton County Recreation Authority, General, Revenue Bonds, AMBAC, 3.750%, 12/1/2010 A/A1	70,000	70,547
Atlanta Development Authority, Higher Education, Revenue Bonds, AMBAC, 4.300%, 10/1/2010 NR/WR	250,000	250,458
Bartow County Development Authority, Pollution, Revenue Bonds, 0.700%, 12/1/2032 A/A-1/A3/VMIG2; Call 9/1/2010 (4)	3,000,000	3,000,000
Burke County Development Authority, Pollution, Revenue Bonds, 0.700%, 7/1/2049 A/A-1/A3/VMIG2; Call 9/1/2010 (4)	3,000,000	3,000,000
City of Atlanta, Airport, Revenue Bonds, NATL-RE, 5.000%, 1/1/2012 A+/A1	150,000	156,995
City of Atlanta, Water, Revenue Bonds, NATL-RE FGIC, 5.500%, 11/1/2013 A/A1	100,000	112,104
Clayton County Housing Authority, Multi-Family Housing, Revenue Bonds, FNMA, 4.350%, 12/1/2011 AAA/NR (4)	200,000	202,334
East Point Building Authority, Water, Revenue Bonds, XLCA, 4.000%, 2/1/2013 NR/WR	35,000	35,441
Gainesville & Hall County Development Authority, Nursing Homes, Revenue Bonds, 5.000%, 11/15/2011 BBB+/NR	220,000	226,032
Gainesville & Hall County Development Authority, Nursing Homes, Revenue Bonds, 5.000%, 11/15/2012 BBB+/NR	230,000	240,162
Georgia Housing & Finance Authority, Single Family Housing, Revenue Bonds, GO OF AUTHORITY, 4.100%, 6/1/2011 AAA/NR	25,000	25,432
Gwinnett County Hospital Authority, Medical, Revenue Bonds, AGM, 3.000%, 7/1/2011 NR/Aa3	100,000	102,045

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Georgia (continued)
Henry County Hospital Authority, Medical, Revenue Bonds, AMBAC, 5.750%, 7/1/2011 AA/Aa1; Call 10/1/2010	$1,020,000	$ 1,043,001
Henry County Water & Sewerage Authority, Water, Revenue Bonds, NATL-RE, 0.550%, 2/1/2030 AAA/A-1/NR (4)	3,425,000	3,425,000
Macon-Bibb County Urban Development Authority, Facilities, Revenue Bonds, 0.830%, 11/1/2015 BBB+/A-2/NR; Call 9/1/2010 (4)	630,000	630,000
Main Street Natural Gas, Inc., General, Revenue Bonds, 5.000%, 9/15/2010 A/A2	1,990,000	1,992,328
Richmond County Development Authority, Higher Education, Revenue Bonds, 5.000%, 2/1/2011 NR/A2	195,000	197,014
Savannah Economic Development Authority, Medical, Revenue Bonds, 0.680%, 3/1/2018 NR/A2/VMIG1; Call 9/1/2010 (4)	1,860,000	1,860,000

		16,568,893

Hawaii — 0.1%
Hawaii State Department of Budget & Finance, Medical, Revenue Bonds, 5.250%, 7/1/2013 BBB+/A3; Call 10/18/2010	160,000	160,269

Illinois — 8.4%
Central Lake County Joint Action Water Agency, Water, Revenue Bonds, AMBAC, 5.250%, 5/1/2016 NR/Aa2; Call 5/1/2013	125,000	137,560
Central Lake County Joint Action Water Agency, Water, Revenue Bonds, NATL-RE, 4.000%, 5/1/2016 NR/Aa2; Call 5/1/2015	525,000	576,655
Chicago Public Building Commission, Facilities, Revenue Bonds, AMBAC, 4.000%, 3/1/2012 A/A1	100,000	103,756
Chicago Transit Authority, Transportation, Revenue Bonds, AMBAC, 4.000%, 6/1/2012 A/A1	150,000	155,771
City of Berwyn, General Obligation, GO UT, AMBAC, 4.000%, 12/1/2010 NR/WR	350,000	351,764
City of Berwyn, General Obligation, GO UT, AMBAC, 5.000%, 12/1/2013 NR/WR	1,730,000	1,868,400
City of Carbondale, General Obligation, GO UT, AMBAC, 4.500%, 12/1/2011 NR/WR	515,000	533,123
City of Chicago, Airport, Revenue Bonds, AMBAC, 4.500%, 1/1/2011 A-/A2	150,000	151,647
City of Chicago, Airport, Revenue Bonds, NATL-RE, 5.000%, 1/1/2011 A/A1	50,000	50,562
City of Springfield, General Obligation, GO UT, NATL-RE, 5.500%, 12/1/2010 AA/Aa2; Call 10/1/2010	600,000	602,334
Coles & Cumberland Counties, School District, GO UT, NATL-RE FGIC, 5.400%, 2/1/2011 NR/A1	225,000	228,645
Cook & Du Page Counties Combined School District No. 113A-Lemont, School District, GO UT, NATL-RE FGIC, 0.000%, 12/1/2011 A-/WR	35,000	33,976
Cook County School District No. 130 Blue Island, School District, GO, XLCA, 4.250%, 12/1/2013 NR/WR	500,000	534,670
Cook County School District No. 144 Prairie Hills, School District, GO UT, 5.250%, 12/1/2012 NR/A1	2,315,000	2,315,000
Cook County School District No. 144 Prairie Hills, School District, GO UT, 5.500%, 12/1/2013 NR/A1	1,000,000	1,000,000
Cook County School District No. 149 Dolton, School District, GO UT, AMBAC, 0.000%, 12/1/2012 NR/WR	300,000	289,008
Cook County School District No. 30 Northbrook-Glenview, School District, GO, NATL-RE, 0.000%, 11/1/2012 NR/Baa1	955,000	909,723
Du Page County Community Consolidated School District No. 89 Glen, General, GO, AMBAC, 3.750%, 2/1/2011 NR/WR	100,000	100,963
Grundy County School District No. 54 Morris, School District, GO UT, AMBAC, 5.250%, 12/1/2012 NR/WR; Call 12/1/2010	205,000	207,237
Illinois Department of Central Management Services, General, Certificate of Participation, AMBAC, 5.100%, 7/1/2011 NR/WR; Call 10/1/2010	100,000	100,284
Illinois Finance Authority, Higher Education, Revenue Bonds, 5.250%, 6/1/2013 A/Baa1; Call 10/1/2010	175,000	175,599
Illinois Finance Authority, Higher Education, Revenue Bonds, NATL-RE, 4.700%, 12/1/2010 A/Baa1; Call 10/1/2010	25,000	25,069
Illinois Finance Authority, Higher Education, Revenue Bonds, XLCA, 5.000%, 8/1/2015 A/WR	50,000	55,450
Illinois Finance Authority, Medical, Revenue Bonds, 3.875%, 5/1/2012 AA/A-1+/Aa2 (4)	900,000	937,953
Illinois Finance Authority, Medical, Revenue Bonds, 5.375%, 3/1/2011 A/Baa1; Call 10/1/2010	75,000	75,068
Illinois Finance Authority, Medical, Revenue Bonds, AMBAC, 5.100%, 8/15/2011 NR/WR; Call 10/1/2010	90,000	90,252
Illinois Finance Authority, Medical, Revenue Bonds, AMBAC, 5.500%, 8/1/2011 BBB/Baa2; Call 10/1/2010	225,000	225,720
Illinois Housing Development Authority, Multi-Family Housing, Revenue Bonds, GO, 4.000%, 1/1/2012 A+/A1	900,000	920,943
Illinois Housing Development Authority, Multi-Family Housing, Revenue Bonds, GO, 4.000%, 7/1/2012 A+/A1	235,000	240,673
Illinois Housing Development Authority, Multi-Family Housing, Revenue Bonds, GO, 4.100%, 1/1/2013 A+/A1	295,000	307,369
Illinois Housing Development Authority, Multi-Family Housing, Revenue Bonds, NATL-RE GO OF AUTH, 4.100%, 1/1/2014 A+/A1; Call 7/1/2013	145,000	151,777
Kendall Kane & Will Counties Community Unit School District No. 308, School District, GO UT, FSA, 0.000%, 10/1/2010 NR/Aa2	100,000	99,962
Lake County Community Consolidated School District No. 34-Antioch, School District, GO, NATL-RE, 3.950%, 12/1/2010 NR/Baa1	100,000	100,722
Lake County Community Unit School District No. 116-Round Lake, School District, GO UT, NATL-RE, 9.000%, 1/1/2012 NR/Baa1	425,000	461,359
Lake County Community Unit School District No. 116-Round Lake, School District, GO UT, NATL-RE, 9.000%, 1/1/2013 NR/Baa1	465,000	532,337
Lake County School District No. 38 Big Hollow, School District, GO UT, AMBAC, 0.000%, 2/1/2011 NR/WR	100,000	98,874

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Lake County School District No. 38-Big Hallow, School District, GO UT, AMBAC, 0.000%, 2/1/2012 NR/WR	$ 160,000	$ 153,973
Lake County School District No. 38-Big Hallow, School District, GO UT, AMBAC, 0.000%, 2/1/2013 NR/WR	450,000	421,920
Macon County School District No. 61, School District, GO UT, 4.800%, 12/1/2011 NR/A1	65,000	67,963
Marion & Jefferson Counties Community High School District No. 600 Salem, School District, GO, NATL-RE FGIC, 0.000%, 11/1/2016 NR/WR	475,000	370,581
McLean & Dewitt Counties Community Unit School District No. 4, School District, GO UT, FSA, 5.250%, 12/1/2011 NR/Aa3	195,000	205,446
Regional Transit Authority, General, Revenue Bonds, 1.400%, 6/1/2025 A-1+/Aa3/P-1; Call 9/1/2010 (4)	2,000,000	2,000,000
St. Clair County School District No. 118 Belleville, School District, GO UT, RADIAN, 0.000%, 12/1/2011 NR/NR	185,000	181,659
St. Clair County School District No. 189 East. St. Louis, School District, GO UT, NATL-RE, 6.250%, 1/1/2011 NR/A2	230,000	233,767
State of Illinois, Development, Revenue Bonds, FSA, 5.500%, 12/15/2014 NR/Aa3; Call 12/15/2010	200,000	202,046
State of Illinois, General Obligation, GO UT, 3.000%, 4/15/2011 SP-1/NR	2,000,000	2,017,080
State of Illinois, General Obligation, GO UT, 5.000%, 1/1/2012 A+/A1	100,000	104,474
State of Illinois, General Obligation, GO UT, 5.250%, 10/1/2015 A+/A1; Call 10/1/2012	100,000	107,025
State of Illinois, General Obligation, GO UT, AGM, 5.375%, 10/1/2012 AAA/Aa3	400,000	429,796
Town of Cicero, General Obligation, GO UT, NATL-RE FGIC, 3.625%, 12/1/2010 A/WR	25,000	25,192
Town of Cicero, General Obligation, GO UT, XLCA, 5.000%, 1/1/2013 NR/WR (5)	135,000	139,605
Town of Cicero, General Obligation, GO UT, XLCA, 5.000%, 1/1/2014 NR/WR	210,000	218,389
University of Illinois, General, Certificate of Participation, AMBAC, 5.000%, 8/15/2011 NR/WR	50,000	51,649
University of Illinois, General, Certificate of Participation, AMBAC, 5.000%, 10/1/2012 AA-/Aa2	250,000	267,617
Village of Calumet Park, General Obligation, GO UT, AMBAC, 3.800%, 12/1/2015 NR/WR	255,000	261,951
Village of Cary, General, Special Tax, RADIAN, 4.400%, 3/1/2016 NR/NR (5)	510,000	509,362
Village of Glenwood, General Obligation, GO UT, AGM, 2.500%, 12/1/2012 NR/Aa3	170,000	172,229
Village of Glenwood, General Obligation, GO UT, AGM, 3.000%, 12/1/2013 NR/Aa3	140,000	143,619
Village of Glenwood, General Obligation, GO UT, AGM, 3.000%, 12/1/2014 NR/Aa3	165,000	169,170
Village of Melrose Park, General Obligation, GO UT, NATL-RE, 9.000%, 12/15/2011 NR/Baa1	110,000	120,280
Village of Melrose Park, General Obligation, GO UT, NATL-RE FGIC, 0.000%, 12/15/2014 NR/WR	100,000	84,681
Village of Sauk Village, General Obligation, GO UT, RADIAN, 5.350%, 12/1/2014 A/NR; Call 12/1/2012	175,000	185,458
Village of Villa Park, General Obligation, GO UT, AMBAC, 3.100%, 12/15/2013 NR/WR; Call 12/15/2010	410,000	410,660
Whiteside County Community Unit School District No. 6 Morrison, School District, GO UT, NATL-RE, 0.000%, 12/1/2011 AA-/Baa1	145,000	140,914
Will County Community School District No. 161 Summit Hill, School District, GO UT, NATL-RE FGIC, 0.000%, 1/1/2012 NR/WR	1,165,000	1,134,768
Will County Community Unit School District No. 201-U Crete-Monee, School District, GO UT, NATL-RE FGIC, 0.000%, 11/1/2012 A+/WR	100,000	97,301
Winnebago & Boone Counties School District No. 205 Rockford, School District, GO, AGM, 0.000%, 2/1/2015 AAA/NR (5)	450,000	393,412

		25,772,192

Indiana — 4.2%
Center Grove Community School Corp., General Obligation, GO UT, 2.000%, 12/30/2010 NR/NR	220,000	220,367
Center Grove Community School Corp., School District, GO UT, 2.000%, 12/30/2010 NR/NR	170,000	170,284
City of Carmel, Water, Revenue Bonds, AMBAC, 3.850%, 5/1/2013 NR/WR; Call 5/1/2011	150,000	151,841
City of Crawfordsville, Multi-Family Housing, Revenue Bonds, 0.500%, 1/1/2033 NR/NR; Call 9/1/2010 (4)	945,000	945,000
City of Fort Wayne, Water, Revenue Bonds, NATL-RE FGIC, 5.000%, 8/1/2011 A/Aa3; Call 10/1/2010	215,000	215,737
City of Indianapolis, Utilities, Revenue Bonds, NATL-RE, 5.500%, 10/1/2015 A/A2; Call 10/1/2011	150,000	156,756
City of Lawrence, Water, Revenue Bonds, 4.000%, 1/1/2012 A/NR	135,000	139,709
Clarksville High School Building Corp., School District, Revenue Bonds, NATL-RE FGIC, 4.500%, 7/15/2012 AA+/WR	100,000	105,652
Elkhart County Hospital Authority, Medical, Revenue Bonds, 4.750%, 8/15/2011 NR/A1; Call 10/1/2010	140,000	141,054
Gary Sanitation District, General, Special Tax, RADIAN, 5.000%, 2/1/2012 NR/NR	1,060,000	1,073,642
Indiana Bond Bank, Revenue Bonds, 3.000%, 2/1/2011 AA/NR	80,000	80,651
Indiana Bond Bank, Revenue Bonds, 3.000%, 2/1/2011 AA/NR	230,000	232,282
Indiana Development Finance Authority, Education, Revenue Bonds, 0.600%, 7/1/2026 NR/NR; Call 9/2/2010 (4)	100,000	100,000
Indiana Finance Authority, Education, Revenue Bonds, CIFG, 2.250%, 7/1/2025 NR/A2; Call 9/2/2010 (4)	2,000,000	2,000,000
Indiana Finance Authority, Education, Revenue Bonds, CIFG, 5.000%, 7/1/2012 NR/A2	100,000	106,304
Indiana Finance Authority, Medical, Revenue Bonds, 3.000%, 12/1/2011 AA/Aa2	645,000	662,125
Indiana Finance Authority, Medical, Revenue Bonds, 5.000%, 11/1/2011 NR/Aa3	500,000	522,905
Indiana Health Facility Financing Authority, Medical, Revenue Bonds, 0.600%, 2/1/2025 NR/Aa1; Call 9/1/2010 (4)	400,000	400,000
Indiana Health Facility Financing Authority, Medical, Revenue Bonds, 5.000%, 6/1/2012 NR/Aa2	850,000	911,404
Indiana Municipal Power Agency, Power, Revenue Bonds, NATL-RE, 6.000%, 1/1/2013 A+/A1	200,000	223,342
Indiana Port Commission, Development, Revenue Bonds, 4.100%, 5/1/2012 A/NR	1,000,000	1,038,880

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Indiana (continued)
Indianapolis Local Public Improvement Bond Bank, Bond Bank, Revenue Bonds, NATL-RE, 5.000%, 7/1/2012 AA-/A1	$ 765,000	$ 814,082
Lawrence Central High School Building Corp., School District, Revenue Bonds, 0.000%, 7/1/2011 A/Baa1	5,000	4,715
Marion County Convention & Recreational Facilities Authority, General, Revenue Bonds, NATL-RE, 5.500%, 6/1/2012 A/Baa1; Call 6/1/2011	200,000	204,736
Merrillville Conservancy District, General Obligation, GO UT, NATL-RE, 4.900%, 7/15/2015 A/Baa1; Call 10/1/2010	200,000	203,494
Mount Vernon of Hancock County Multi-School Building Corp., School District, Revenue Bonds, 5.000%, 1/15/2013 A+/Baa1	250,000	270,510
South Bend Redevelopment District, General, Special Tax, AMBAC, 3.600%, 1/1/2011 NR/WR	50,000	50,293
St. Joseph County Hospital Authority, Medical, Revenue Bonds, 4.750%, 8/15/2012 AA-/Baa1; Call 10/1/2010	350,000	351,047
St. Joseph County Redevelopment District, General, Tax Allocation, 2.000%, 1/15/2012 A+/A1	100,000	100,457
Wheeler-Union Township School Building Corp., School District, Revenue Bonds, AGM, 4.550%, 7/15/2012 AAA/Aa3; Call 1/15/2011	100,000	101,339
Zionsville Middle School Building Corp., School District, Revenue Bonds, AMBAC, 4.850%, 7/5/2014 NR/WR; Call 7/5/2011	1,000,000	1,026,440

		12,725,048

Iowa — 1.7%
Ballard Community School District, Education, Revenue Bonds, 3.000%, 7/1/2011 A/NR	660,000	670,025
Dubuque Community School District, Education, Revenue Bonds, 2.750%, 7/1/2011 NR/NR	950,000	955,415
Fort Madison Community School District, Education, Revenue Bonds, 3.000%, 7/1/2011 A+/NR	200,000	203,054
Iowa Finance Authority, Higher Education, Revenue Bonds, NATL-RE, 6.500%, 12/1/2011 A/Baa1	2,425,000	2,551,585
Kirkwood Community College, Higher Education, GO UT, 3.000%, 6/1/2012 AA-/Aa2	190,000	195,518
Marshalltown Community School District, GO UT, 5.000%, 5/1/2011 NR/Baa1	50,000	50,999
Waukee Community School District, Education, Revenue Bonds, NATL-RE, 4.250%, 1/1/2014 NR/A1; Call 1/1/2012	600,000	621,522

		5,248,118

Kansas — 0.2%
City of Olathe, Medical, Revenue Bonds, 4.125%, 3/1/2013 A+/NR; Call 3/1/2012 (4)	100,000	103,533
Kansas Development Finance Authority, Medical, Revenue Bonds, 5.250%, 11/15/2011 NR/A2 (4)	150,000	154,337
Sumner County Unified School District No. 353, GO UT, FGIC, 4.625%, 9/1/2012 A/WR	240,000	240,000
Wyandotte County-Kansas City Unified Government, Power, Revenue Bonds, AMBAC, 0.000%, 9/1/2010 NR/WR	100,000	100,000

		597,870

Kentucky — 0.3%
City of Danville, Water, Revenue Bonds, 5.050%, 12/1/2010 NR/A1 (4)	175,000	176,614
Kentucky Economic Development Finance Authority, Medical, Revenue Bonds, 3.000%, 5/1/2011 AA-/NR	425,000	431,065
Kentucky Economic Development Finance Authority, Medical, Revenue Bonds, 4.000%, 5/1/2012 AA-/NR	350,000	366,124
Kentucky Interlocal School Transportation Association, General, Certificate of Participation, 3.500%, 3/1/2011 NR/Aa2	50,000	50,775
Kentucky State Property & Building Commission, Facilities, Revenue Bonds, 1.000%, 11/1/2010 A+/Aa2	30,000	30,031

		1,054,609

Louisiana — 2.3%
City of New Orleans, General Obligation, GO UT, FGIC, 5.125%, 12/1/2012 NR/A3	150,000	157,998
City of New Orleans, General Obligation, GO UT, FGIC, 6.500%, 12/1/2011 BBB/A3	425,000	448,481
City of New Orleans, General, Revenue Bonds, AGM, 5.500%, 12/1/2010 AAA/Aa3	100,000	101,259
City of New Orleans, Water, Revenue Bonds, FGIC, 5.000%, 6/1/2011 BBB-/A3; Call 10/1/2010	100,000	101,087
Jefferson Sales Tax District, General, Revenue Bonds, AMBAC, 5.250%, 12/1/2014 A+/WR; Call 12/1/2011	1,015,000	1,059,284
Jefferson Sales Tax District, General, Revenue Bonds, AMBAC, 5.500%, 12/1/2010 A+/WR	750,000	756,893
Louisiana Public Facilities Authority, General, Revenue Bonds, CIFG, 5.000%, 7/1/2011 NR/Baa2	75,000	76,462
Louisiana Public Facilities Authority, Medical, Revenue Bonds, 0.600%, 7/1/2021 NR/NR; Call 10/1/2010 (4)	790,000	790,000
Louisiana State Citizens Property Insurance Corp., General, Revenue Bonds, Assured Guaranty Corp., 3.000%, 6/1/2011 AAA/Aa3	990,000	1,002,563
Parish of Jefferson, General, Revenue Bonds, AMBAC, 5.000%, 11/1/2011 A+/Aa3	130,000	136,235
Plaquemines Parish School Board, Education, Revenue Bonds, AMBAC, 4.650%, 3/1/2012 NR/WR; Call 10/1/2010	785,000	794,781
Regional Transit Authority, General, Revenue Bonds, NATL-RE FGIC, 0.000%, 12/1/2012 A/WR	240,000	212,338
Regional Transit Authority, General, Revenue Bonds, NATL-RE FGIC, 0.000%, 12/1/2015 A/WR	275,000	223,968
State of Louisiana, General, Revenue Bonds, 1.050%, 6/1/2013 AA/Aa2; Call 12/1/2012 (4)	1,000,000	999,990
West Ouachita Parish School District, General, Revenue Bonds, 4.400%, 9/1/2011 AA-/Baa1; Call 10/1/2010	25,000	25,313

		6,886,652

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Maryland — 0.9%
City of Baltimore, General, Revenue Bonds, NATL-RE, 5.375%, 9/1/2012 A/Baa1; Call 10/1/2010	$ 40,000	$ 40,114
County of Anne Arundel, Multi-Family Housing, Revenue Bonds, FHLMC, 2.125%, 1/1/2013 AAA/NR; Call 1/1/2011	700,000	701,365
Maryland Community Development Administration, Single Family Housing, Revenue Bonds, 3.900%, 9/1/2011 NR/Aa2	230,000	236,421
Maryland Economic Development Corp., General, Revenue Bonds, 0.830%, 9/1/2028 NR/A2/VMIG1; Call 9/1/2010 (4)	1,195,000	1,195,000
Maryland Health & Higher Educational Facilities Authority, Education, Revenue Bonds, 0.830%, 9/1/2024 NR/A2; Call 9/1/2010 (4)	415,000	415,000
Maryland State Transportation Authority, Transportation, Revenue Bonds, NATL-RE FGIC, 0.000%, 7/1/2011 AA-/Aa3	50,000	49,377

		2,637,277

Massachusetts — 0.8%
Freetown Lakeville Regional School District, School District, GO UT, NATL-RE, 3.500%, 1/1/2011 A+/A1	100,000	100,898
Massachusetts Development Finance Agency, Higher Education, Revenue Bonds, 5.000%, 1/1/2012 A-/NR	125,000	131,236
Massachusetts Health & Educational Facilities Authority, Medical, Revenue Bonds, AGM, 5.250%, 6/1/2011 AAA/Aa3; Call 10/1/2010	330,000	331,106
Massachusetts Health & Educational Facilities Authority, Medical, Revenue Bonds, Assured Guaranty Corp., 3.000%, 11/15/2011 AAA/NR	450,000	457,830
Massachusetts Housing Finance Agency, Single Family Housing, Revenue Bonds, 3.950%, 6/1/2011 AA/Aa2 (4)	30,000	30,396
Massachusetts Municipal Wholesale Electric Co., Power, Revenue Bonds, NATL-RE, 5.000%, 7/1/2011 A/Baa1	100,000	103,060
Massachusetts Municipal Wholesale Electric Co., Power, Revenue Bonds, NATL-RE, 5.000%, 7/1/2011 A/A3	100,000	103,060
Massachusetts Municipal Wholesale Electric Co., Power, Revenue Bonds, NATL-RE, 5.000%, 7/1/2011 A/Baa1	425,000	438,005
Massachusetts Municipal Wholesale Electric Co., Power, Revenue Bonds, NATL-RE, 5.250%, 7/1/2014 A/Baa1; Call 1/1/2012	165,000	174,222
Massachusetts Municipal Wholesale Electric Co., Power, Revenue Bonds, NATL-RE, 5.250%, 7/1/2015 A/Baa1; Call 1/1/2012	650,000	687,128

		2,556,941

Michigan — 3.4%
Allen Park Public School District, School District, GO UT, Q-SBLF, 3.500%, 5/1/2011 AA-/Aa2	100,000	102,078
Alma Public Schools, General, GO UT, Q-SBLF, 5.000%, 5/1/2012 NR/Aa2; Call 11/1/2010	200,000	201,424
Charter Township of Redford, Water, Revenue Bonds, AMBAC, 4.800%, 4/1/2015 A/WR; Call 4/1/2011	275,000	275,784
City of Battle Creek, General Obligation, GO, AMBAC, 5.000%, 5/1/2014 AA-/Aa3	25,000	27,588
City of Detroit, Water, Revenue Bonds, NATL-RE, 5.000%, 7/1/2012 A/A1	850,000	898,195
City of Detroit, Water, Revenue Bonds, NATL-RE, 5.400%, 7/1/2011 A/Aa3	160,000	165,800
City of Detroit, Water, Revenue Bonds, NATL-RE, 5.500%, 7/1/2013 A/Aa3 (4)	625,000	687,550
City of Grand Haven, Utilities, Revenue Bonds, NATL-RE, 5.500%, 7/1/2014 A/Baa1	315,000	342,786
City of Marquette, Water, Revenue Bonds, AMBAC, 4.000%, 5/1/2013 NR/WR	200,000	204,402
City of Mount Pleasant, Water, Revenue Bonds, AMBAC, 4.850%, 12/1/2013 A+/A1; Call 12/1/2010	350,000	353,328
City of Mount Pleasant, Water, Revenue Bonds, AMBAC, 4.850%, 12/1/2014 A+/A1; Call 12/1/2010	370,000	373,323
City of Mount Pleasant, Water, Revenue Bonds, AMBAC, 4.850%, 12/1/2015 A+/A1; Call 12/1/2010	385,000	388,161
County of Grand Traverse, General Obligation, GO, NATL-RE, 4.100%, 5/1/2013 AA/Aa2; Call 11/1/2010	100,000	100,496
Detroit City School District, School District, GO UT, AGM, 5.000%, 5/1/2013 AAA/Aa2	1,000,000	1,074,920
Eastern Michigan University, Higher Education, Revenue Bonds, AMBAC, 6.000%, 6/1/2012 NR/A1; Call 10/1/2010	200,000	202,824
Eaton Rapids Building Authority, Facilities, GO, 3.000%, 3/1/2011 A+/NR	170,000	171,125
Eaton Rapids Building Authority, Facilities, GO, 3.000%, 3/1/2012 A+/NR	195,000	198,986
Garden City School District, School District, GO UT, Q-SBLF, 4.300%, 5/1/2011 AA-/Aa2	30,000	30,671
Hancock Public Schools, School District, GO UT, Q-SBLF, 4.450%, 5/1/2014 AA-/NR; Call 5/1/2012	310,000	327,096
Howell Public Schools, School District, GO UT, Q-SBLF, 5.250%, 5/1/2014 AA-/Aa2; Call 5/1/2011	375,000	386,662
Kalamazoo Hospital Finance Authority, Medical, Revenue Bonds, NATL-RE, 5.500%, 5/15/2012 NR/A2; Call 10/1/2010	25,000	25,091
Kent Hospital Finance Authority, Medical, Revenue Bonds, 4.000%, 7/15/2011 AA/Aa3	25,000	25,698
Michigan Municipal Bond Authority, General, Revenue Bonds, AGM, 5.000%, 6/1/2013 AAA/Aa3	250,000	269,855
Michigan Municipal Bond Authority, General, Revenue Bonds, AMBAC, 4.450%, 11/1/2011 NR/WR	50,000	50,339
Michigan Municipal Bond Authority, General, Revenue Bonds, AMBAC, 4.500%, 5/1/2015 A/WR; Call 5/1/2012	250,000	259,655
Michigan Municipal Bond Authority, General, Revenue Bonds, AMBAC, 4.700%, 11/1/2013 NR/WR; Call 10/1/2010	50,000	50,140
Michigan Municipal Bond Authority, General, Revenue Bonds, AMBAC, 5.500%, 11/1/2012 NR/WR; Call 10/1/2010	100,000	100,015
Michigan State Building Authority, General, Revenue Bonds, AMBAC, 5.000%, 10/15/2011 A+/Aa3 (4)	1,450,000	1,512,901
Michigan State Hospital Finance Authority, Medical, Revenue Bonds, 5.000%, 5/1/2012 AA-/A-1+/Aa2 (4)	150,000	161,130
Mona Shores Public Schools, School District, GO UT, Q-SBLF, 3.900%, 5/1/2014 AA-/Aa2; Call 5/1/2012	800,000	833,928

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Michigan (continued)
Muskegon County Building Authority, General Obligation, GO, NATL-RE FGIC, 4.450%, 5/1/2013 AA/Aa3; Call 11/1/2011	$ 300,000	$ 311,277
Oakland University, Higher Education, Revenue Bonds, AMBAC, 5.000%, 5/15/2012 NR/A1	25,000	26,765
Southeastern Oakland County, Water, Revenue Bonds, 4.250%, 7/1/2015 AA+/A1; Call 7/1/2013	55,000	58,353
Taylor Tax Increment Finance Authority, General, Tax Allocation, FSA, 5.500%, 5/1/2012 AAA/Aa3; Call 5/1/2011	100,000	103,227
Utica Community Schools, School District, GO UT, Q-SBLF, 4.600%, 5/1/2014 AA/Aa2; Call 5/1/2011	25,000	25,556
Western Michigan University, Higher Education, Revenue Bonds, NATL-RE, 5.000%, 11/15/2010 A/A1	25,000	25,172
Wyoming Public Schools, School District, GO UT, NATL-RE, FGIC, 4.000%, 5/1/2011 A+/Aa3	10,000	10,219

		10,362,520

Minnesota — 0.4%
Clearbrook-Gonvick Independent School District No. 2311, School District, GO UT, School District Credit Program, 4.850%, 2/1/2018 AAA/NR; Call 2/1/2012	170,000	179,343
Minneapolis & St. Paul Housing & Redevelopment Authority, Medical, Revenue Bonds, 5.000%, 12/1/2014 BBB/A3; Call 12/1/2013	15,000	15,901
Minnesota Agricultural & Economic Development Board, Medical, Revenue Bonds, AGC, 4.000%, 2/15/2012 AAA/NR	500,000	520,285
New River Medical Center, Medical, Revenue Bonds, 2.000%, 12/1/2010 NR/NR	370,000	370,651

		1,086,180

Mississippi — 0.8%
Mississippi Business Finance Corp., Utilities, Revenue Bonds, 1.000%, 11/1/2010 A/A-1/NR; Call 11/1/2010 (4)	2,000,000	1,995,160
Mississippi Gulf Coast Regional Wastewater Authority, Water, Revenue Bonds, NATL-RE, 5.000%, 7/1/2011 NR/Baa1	100,000	103,618
State of Mississippi, General Obligation, GO UT, 5.000%, 11/1/2020 AA/Aa2; Call 11/1/2010	50,000	50,382
University of Southern Mississippi, General, Certificate of Participation, AGC, 2.000%, 9/15/2011 AAA/NR	75,000	75,398
University of Southern Mississippi, General, Certificate of Participation, AGC, 3.000%, 9/15/2012 AAA/NR	85,000	87,165

		2,311,723

Missouri — 2.1%
City of Branson, General, Revenue Bonds, 3.000%, 1/1/2013 A/NR	130,000	134,444
City of St. Louis, Airport, Revenue Bonds, AGM, 5.000%, 7/1/2014 AAA/Aa3	100,000	112,613
City of St. Louis, Airport, Revenue Bonds, NATL-RE FGIC, 5.125%, 7/1/2011 A/Baa1; Call 10/1/2010	500,000	504,040
City of St. Louis, Airport, Revenue Bonds, NATL-RE FGIC, 5.125%, 7/1/2012 A/Baa1; Call 10/1/2010	75,000	75,578
City of St. Louis, General Obligation, GO UT, AMBAC, 5.000%, 2/15/2012 NR/Aa3	25,000	26,578
Fort Zumwalt School District Improvement Corp., Education, Revenue Bonds, NATL-RE FGIC, 5.000%, 3/1/2015 NR/Aa3; Call 3/1/2014	25,000	27,626
Kansas City Industrial Development Authority, Development, Revenue Bonds, 4.000%, 9/1/2013 NR/NR	1,150,000	1,180,705
Kansas City School District Building Corp., Education, Revenue Bonds, FGIC, 5.000%, 2/1/2013 NR/WR	600,000	631,992
Missouri Development Finance Board, General, Revenue Bonds, 3.000%, 4/1/2011 A/NR	130,000	130,854
Missouri Joint Municipal Electric Utility Commission, Power, Revenue Bonds, NATL-RE, 5.000%, 1/1/2013 A/Baa1	355,000	378,845
Missouri State Health & Educational Facilities Authority, Medical, Revenue Bonds, 2.000%, 5/15/2011 A+/NR	340,000	342,458
Missouri State Health & Educational Facilities Authority, Medical, Revenue Bonds, 3.000%, 5/15/2012 A+/NR	500,000	513,045
Missouri State Health & Educational Facilities Authority, Medical, Revenue Bonds, AMBAC, 1.000%, 12/1/2036 A+/A2; Call 9/3/2010 (4)	1,100,000	1,100,000
Missouri State Health & Educational Facilities Authority, Medical, Revenue Bonds, AMBAC, 1.015%, 12/1/2036 A+/A2; Call 9/7/2010 (4)	500,000	500,000
Missouri State Health & Educational Facilities Authority, Medical, Revenue Bonds, CIFG, 1.099%, 12/1/2030 A+/A2; Call 9/7/2010 (4)	375,000	375,000
SCA Tax Exempt Trust, Multi-Family Housing, Revenue Bonds, FSA, 0.550%, 1/1/2030 AAA/A-1/NR (4)	500,000	500,000

		6,533,778

Montana — 0.2%
Gallatin County Rural Improvement District, General, Special Assessment, 3.000%, 7/1/2012 NR/NR	50,000	50,025
Gallatin County Rural Improvement District, General, Special Assessment, 3.500%, 7/1/2013 NR/NR	130,000	130,726
Montana Board of Housing, Single Family Housing, Revenue Bonds, GO, 4.250%, 12/1/2012 AA+/Aa1; Call 12/1/2011	70,000	70,351
Montana Facility Finance Authority, Medical, Revenue Bonds, 2.300%, 7/1/2012 NR/NR	400,000	401,852

		652,954

Nebraska — 0.1%
Douglas County Hospital Authority No. 2, Medical, Revenue Bonds, 3.000%, 1/1/2012 NR/NR	100,000	101,725
Lancaster County Hospital Authority No. 1, Medical, Revenue Bonds, 3.000%, 1/1/2012 NR/NR	250,000	254,313

		356,038

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)
Nevada — 1.2%
City of Henderson, Medical, Revenue Bonds, 4.000%, 7/1/2012 A/A2	$ 225,000	$ 233,939
City of North Las Vegas, General, Special Assessment, AMBAC, 3.875%, 12/1/2011 BBB+/WR	90,000	89,375
Clark County School District, School District, GO, NATL-RE FGIC, 5.375%, 6/15/2013 AA/Aa1; Call 6/15/2011	325,000	346,973
Clark County School District, School District, GO, NATL-RE FGIC, 5.375%, 6/15/2014 AA/Aa2; Call 6/15/2011	200,000	213,124
County of Clark, Airport, Revenue Bonds, 5.000%, 7/1/2012 A/A1	1,000,000	1,068,480
County of Clark, General Obligation, GO, AMBAC, 4.000%, 12/1/2012 AA+/Aaa	25,000	26,730
Henderson Redevelopment Agency, General, Tax Allocation, AMBAC, 4.750%, 10/1/2011 BBB+/WR	400,000	409,288
Las Vegas Redevelopment Agency, General, Tax Allocation, 6.000%, 6/15/2015 A/NR	250,000	277,642
North Las Vegas Special Assessment District No. 63, General, Special Assessment, AMBAC, 4.000%, 11/1/2012 A+/Aa2; Call 11/1/2010	45,000	46,534
Reno Redevelopment Agency, General, Tax Allocation, NATL-RE, 5.000%, 9/1/2012 A/Baa1; Call 10/1/2010	25,000	25,077
Sparks Redevelopment Agency, Development, Tax Allocation, 4.000%, 1/15/2012 A-/NR	500,000	511,225
Virgin Valley Water District, Water, Revenue Bonds, NATL-RE FGIC, 3.500%, 6/1/2014 NR/A1	535,000	557,893

		3,806,280
New Hampshire — 0.2%
City of Manchester, Airport, Revenue Bonds, 5.000%, 1/1/2011 A-/A3	265,000	267,645
New Hampshire Health & Education Facilities Authority, Medical, Revenue Bonds, 5.000%, 7/1/2014 A/NR	410,000	420,529

		688,174
New Jersey — 0.4%
Atlantic County Utilities Authority, Water, Revenue Bonds, AMBAC, 3.375%, 1/15/2011 NR/WR	25,000	25,279
City of Pleasantville, General Obligation, GO UT, NATL-RE, 4.500%, 10/1/2011 NR/A2; Call 10/1/2010	150,000	150,387
New Jersey Economic Development Authority, Facilities, Revenue Bonds, NATL-RE, 0.000%, 7/1/2013 A/A1	200,000	190,492
New Jersey Economic Development Authority, Facilities, Revenue Bonds, NATL-RE, 0.000%, 7/1/2014 A/A1	200,000	184,280
New Jersey Housing & Mortgage Finance Agency, Single Family Housing, Revenue Bonds, 3.750%, 10/1/2011 AA/Aa2	100,000	101,856
Roxbury Township School District, School District, GO UT, AGM, 4.125%, 9/1/2010 NR/Aa2	100,000	100,000
Salem County Improvement Authority, General Obligation, Revenue Bonds, NATL-RE FGIC, 3.500%, 5/1/2011 NR/WR	250,000	255,295
State of New Jersey, General, Certificate of Participation, 5.000%, 6/15/2011 AA-/Aa3	85,000	87,686
Township of Lyndhurst, General Obligation, GO UT, NATL-RE, FGIC, 4.700%, 5/1/2011 NR/A1	100,000	102,572
Township of Lyndhurst, General Obligation, GO UT, NATL-RE, FGIC, 4.700%, 5/1/2014 NR/A1; Call 5/1/2011	25,000	25,532

		1,223,379
New Mexico — 0.1%
County of Dona Ana, General, Revenue Bonds, AMBAC, 5.250%, 6/1/2012 NR/WR	5,000	5,203
Taos County, School District, Revenue Bonds, RADIAN, 4.000%, 10/1/2010 NR/A3	325,000	329,904

		335,107
New York — 1.5%
Albany County Airport Authority, Airport, Revenue Bonds, FSA, 4.700%, 12/15/2012 AAA/Aa3; Call 9/9/2010	200,000	201,148
City of New York, General Obligation, GO UT, 0.540%, 1/1/2017 NR/NR (4)	1,000,000	1,000,000
City of New York, General Obligation, GO UT, 5.000%, 12/1/2011 AA/Aa2	40,000	42,214
City of New York, General Obligation, GO UT, 5.250%, 6/1/2011 AA/Aa2	65,000	67,341
County of Erie, General Obligation, GO UT, NATL-RE, 5.000%, 12/1/2010 A/A2	300,000	302,730
County of Monroe, General Obligation, GO UT, NATL-RE, 4.000%, 6/1/2012 A/A3; Call 6/1/2011	200,000	204,436
Hauppauge Union Free School District, School District, GO UT, AGM, 4.125%, 8/1/2013 NR/Aa2; Call 8/1/2011	40,000	41,216
Long Island Power Authority, Power, Revenue Bonds, NATL-RE, 4.000%, 4/1/2011 A/Baa1 (4)	300,000	305,328
Metropolitan Transportation Authority, General, Revenue Bonds, NATL-RE FGIC, 4.000%, 11/15/2012 AA/Aa3; Call 11/15/2011	125,000	130,320
New York State Dormitory Authority, General, Revenue Bonds, AGM, 5.500%, 1/15/2014 AAA/Aa3; Call 7/15/2011	1,000,000	1,045,960
New York State Environmental Facilities Corp., Water, Revenue Bonds, 5.000%, 8/15/2013 AAA/Aaa; Call 10/1/2010	125,000	125,379
Utica Industrial Development Agency, Higher Education, Revenue Bonds, 0.420%, 7/15/2029 NR/A2/VMIG1; Call 9/1/2010 (4)	960,000	960,000
Village of Palmyra, General Obligation, GO UT, NATL-RE, 5.400%, 12/15/2011 A/Baa1; Call 12/15/2010	100,000	100,992

		4,527,064
North Carolina — 1.9%
North Carolina Capital Facilities Finance Agency, Higher Education, Revenue Bonds, XLCA, 5.000%, 4/1/2012 NR/WR	195,000	205,600
North Carolina Eastern Municipal Power Agency, Power, Revenue Bonds, 5.500%, 1/1/2012 A-/Baa1	10,000	10,640
North Carolina Medical Care Commission, Nursing Homes, Revenue Bonds, 2.000%, 1/1/2021 NR/A1/VMIG1; Call 9/1/2010 (4)	4,065,000	4,065,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)
North Carolina (continued)
North Carolina Medical Care Commission, Nursing Homes, Revenue Bonds, 2.000%, 12/1/2034 NR/A1/VMIG1; Call 9/1/2010 (4)	$1,400,000	$ 1,400,000
University of North Carolina System, Higher Education, Revenue Bonds, AMBAC, 5.000%, 4/1/2011 NR/WR	40,000	40,679

		5,721,919

North Dakota — 0.8%
City of Carrington, General, Revenue Bonds, 1.350%, 2/1/2012 NR/NR; Call 10/1/2010	2,500,000	2,500,075

Ohio — 2.6%
Ansonia Local School District, School District, GO UT, NATL-RE, 5.000%, 12/1/2010 NR/Baa1	50,000	50,414
City of Akron, Water, Revenue Bonds, NATL-RE, 5.000%, 3/1/2011 NR/Baa1	150,000	151,958
City of Bowling Green, Higher Education, Revenue Bonds, 3.000%, 6/1/2012 BBB-/NR	100,000	101,566
City of Cleveland, General Obligation, GO, Assured Guaranty Corp., 2.250%, 12/1/2011 AAA/Aa3	15,000	15,263
City of Cleveland, General, Certificate of Participation, AMBAC, 0.000%, 11/15/2010 A/A2	100,000	99,765
City of Parma, General Obligation, GO, AMBAC, 5.450%, 12/1/2014 A+/A1	435,000	472,092
City of Parma, Medical, Revenue Bonds, 0.690%, 10/1/2029 A-/A-2/NR; Call 9/1/2010 (4)	2,845,000	2,845,000
City of Steubenville, Medical, Revenue Bonds, 2.000%, 10/1/2011 NR/A3	300,000	300,924
City of Toledo, Facilities, Special Assessment, 4.125%, 6/1/2012 NR/A3	1,250,000	1,293,325
City of Warrensville Heights, General Obligation, GO, 3.000%, 2/3/2011 NR/NR	1,000,000	1,006,360
County of Hamilton, Medical, Revenue Bonds, NATL-RE, 5.250%, 5/15/2011 A/Baa1; Call 11/15/2010	1,200,000	1,210,116
County of Knox, Medical, Revenue Bonds, RADIAN, 5.000%, 6/1/2012 NR/NR	20,000	20,097
County of Lorain, Medical, Revenue Bonds, 5.625%, 10/1/2012 AA-/A1; Call 10/1/2011	250,000	263,775
Ironton City School District, School District, GO UT, NATL-RE, 4.000%, 12/1/2011 NR/Baa1	150,000	154,039
Monroe County, General Obligation, GO, Assured Guaranty Corp., 2.000%, 12/1/2010 NR/Aa3	60,000	60,091

		8,044,785

Oklahoma — 0.2%
City of Moore, General Obligation, GO UT, NATL-RE, 5.750%, 4/1/2012 A/A1	700,000	744,051

Oregon — 1.1%
Port of Morrow, Pollution, Revenue Bonds, 1.500%, 2/1/2027 BBB/A-2/Baa1; Call 9/1/2010 (4)	3,360,000	3,360,000

Pennsylvania — 5.5%
Allegheny County Hospital Development Authority, Medical, Revenue Bonds, 1.350%, 8/1/2013 A+/Aa3; Call 2/1/2013 (4)	2,000,000	2,005,400
Allegheny County Industrial Development Authority, Pollution, Revenue Bonds, AMBAC, 4.050%, 9/1/2011 NR/Baa2 (4)	250,000	255,395
Allegheny County Port Authority, General, Revenue Bonds, NATL-RE FGIC, 5.500%, 3/1/2015 A/A2; Call 3/1/2011	500,000	515,945
Allegheny County Sanitation Authority, Water, Revenue Bonds, NATL-RE, 5.375%, 12/1/2015 A/Baa1; Call 12/1/2011	500,000	528,115
Allegheny County Sanitation Authority, Water, Revenue Bonds, NATL-RE, 5.750%, 12/1/2013 A/A1; Call 12/1/2010	25,000	25,536
Blair County Hospital Authority, Medical, Revenue Bonds, 2.375%, 11/15/2010 BBB+/NR	1,000,000	1,001,660
Borough of Sewickley, General Obligation, GO UT, AGM, 3.250%, 12/1/2011 AAA/Aa3; Call 10/1/2010	100,000	100,209
City of Philadelphia, Airport, Revenue Bonds, NATL-RE FGIC, 5.250%, 6/15/2014 A+/A2; Call 10/1/2010	90,000	90,275
County of Allegheny, General Obligation, GO UT, NATL-RE, 5.375%, 11/1/2014 A+/A1; Call 11/1/2012	235,000	256,392
County of Blair, General Obligation, GO UT, AMBAC, 5.375%, 8/1/2013 NR/WR	270,000	296,525
Crestwood School District, School District, GO UT, AGM, 4.000%, 3/1/2015 NR/Aa3; Call 9/1/2011	180,000	185,348
Cumberland County Municipal Authority, Nursing Homes, Revenue Bonds, 3.000%, 1/1/2011 NR/NR	500,000	501,480
Delaware County Authority, General, Revenue Bonds, 3.000%, 6/1/2012 BBB/NR (5)	1,320,000	1,338,401
Delaware Valley Regional Financial Authority, Facilities, Revenue Bonds, 5.500%, 7/1/2012 AA-/A2	350,000	373,828
Erie Sewer Authority, Utilities, Revenue Bonds, 3.000%, 12/1/2011 A-/NR	205,000	208,901
Governor Mifflin School District, School District, GO UT, AGM, 3.550%, 9/15/2012 NR/Aa3; Call 10/1/2010	150,000	150,309
Harrisburg Authority, Pollution, Revenue Bonds, AGM, 5.000%, 12/1/2013 AAA/Aa3 (4)	510,000	517,737
Hermitage Municipal Authority, Water, Revenue Bonds, NATL-RE, 3.650%, 2/1/2014 A/Baa1; Call 10/1/2010	200,000	200,402
Mount Pleasant Area School District, School District, GO UT, NATL-RE FGIC, 3.700%, 11/15/2015 A/WR; Call 11/15/2010	425,000	426,704
North Star School District, School District, GO UT, AGM, 3.375%, 3/15/2012 AAA/Aa3; Call 10/1/2010	100,000	100,223
Pennsylvania Higher Educational Facilities Authority, Higher Education, Revenue Bonds, 3.000%, 5/1/2031 NR/Aaa (4)	4,240,000	4,240,000
Pennsylvania Turnpike Commission, Transportation, Revenue Bonds, 1.200%, 12/1/2013 A+/Aa3; Call 6/1/2013 (4)	400,000	401,664
Philadelphia School District, School District, GO UT, AMBAC, 0.550%, 4/1/2015 AAA/A-1/NR (4)	2,000,000	2,000,000
Philadelphia School District, School District, GO, State Aid Withholding, 3.500%, 9/1/2010 A+/Aa2	275,000	275,000
Pittsburgh & Allegheny County Sports & Exhibition Authority, Facilities, Revenue Bonds, AMBAC, 5.250%, 2/1/2011 NR/WR; Call 10/1/2010	300,000	300,981

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)
Pennsylvania (continued)
Pittsburgh Public Parking Authority, Facilities, Revenue Bonds, AMBAC, 5.000%, 12/1/2012 NR/WR	$ 400,000	$ 427,564
St. Mary Hospital Authority, Medical, Revenue Bonds, 4.000%, 11/15/2011 A/A1	25,000	25,959

		16,749,953

Puerto Rico — 0.7%
Government Development Bank for Puerto Rico, Development, Revenue Bonds, 4.250%, 8/1/2014 BBB/NR; Call 8/1/2011 (5)	150,000	149,904
Government Development Bank for Puerto Rico, General, Revenue Bonds, 5.000%, 12/1/2010 BBB/A3	300,000	302,886
Government Development Bank for Puerto Rico, General, Revenue Bonds, 5.000%, 12/1/2012 BBB/A3	250,000	266,942
Government Development Bank for Puerto Rico, General, Revenue Bonds, 5.500%, 2/1/2012 BBB/NR; Call 11/1/2010	200,000	200,810
Puerto Rico Electric Power Authority, Power, Revenue Bonds, CIFG, 3.550%, 7/1/2012 BBB+/A3	50,000	52,127
Puerto Rico Electric Power Authority, Power, Revenue Bonds, XLCA, 5.000%, 7/1/2011 BBB+/A3	50,000	51,708
Puerto Rico Highway & Transportation Authority, Transportation, Revenue Bonds, NATL-RE-IBC, 5.500%, 7/1/2013 A/A2	250,000	272,275
Puerto Rico Housing Finance Authority, Multi-Family Housing, Revenue Bonds, 4.750%, 10/1/2011 BBB/NR; Call 10/1/2010	880,000	880,334

		2,176,986

Rhode Island — 0.4%
City of Cranston, General Obligation, GO UT, NATL-RE, 5.500%, 7/1/2011 A/A1; Call 1/1/2011	25,000	25,630
Rhode Island Health & Educational Building Corp., Education, Revenue Bonds, 3.750%, 5/15/2011 NR/A1	200,000	202,950
Rhode Island Health & Educational Building Corp., Higher Education, Revenue Bonds, 2.500%, 3/1/2012 A/NR	455,000	463,395
Rhode Island Health & Educational Building Corp., Medical, Revenue Bonds, 0.540%, 9/15/2033 A-/A-2/Aa2 (4)	400,000	400,000

		1,091,975

South Carolina — 0.5%
East Richland County, Water, Revenue Bonds, AMBAC, 3.750%, 1/1/2011 NR/Aa3	200,000	202,066
Piedmont Municipal Power Agency, Utilities, Revenue Bonds, NATL-RE, 5.250%, 1/1/2012 A/Baa1	500,000	525,160
Scago Educational Facilities Corp. for Calhoun School District, Education, Revenue Bonds, RADIAN, 4.000%, 12/1/2010 NR/WR	660,000	659,967
Trustees of the South Carolina Heritage Trust, General, Revenue Bonds, XLCA, 4.000%, 8/1/2012 NR/A1	25,000	26,192

		1,413,385

South Dakota — 0.5%
Puttable Floating Option Tax-Exempt Receipts, General Obligation, GO UT, 0.550%, 12/1/2022 NR/NR (4)	1,370,000	1,370,000
South Dakota Housing Development Authority, Multi-Family Housing, Revenue Bonds, FSA, 4.100%, 11/1/2012 NR/Aa3; Call 5/1/2012	175,000	179,305
South Dakota Housing Development Authority, Single Family Housing, Revenue Bonds, 4.050%, 5/1/2012 AAA/Aa1	50,000	51,363

		1,600,668

Tennessee — 4.7%
Blount County Public Building Authority, Facilities, Revenue Bonds, 0.630%, 12/1/2015 AAA/A-2/Aaa; Call 9/1/2010 (4)	1,525,000	1,525,000
Blount County Public Building Authority, Facilities, Revenue Bonds, 0.660%, 6/1/2034 AA+/Aa1; Call 9/1/2010 (4)	3,650,000	3,650,000
Blount County Public Building Authority, Facilities, Revenue Bonds, 0.760%, 6/1/2032 NR/Aa1; Call 9/1/2010 (4)	2,800,000	2,800,000
Chattanooga-Hamilton County Hospital Authority, Medical, Revenue Bonds, FSA, 3.000%, 10/1/2011 AAA/Aa3	500,000	508,310
Greeneville Industrial Development Board, Development, Revenue Bonds, 0.600%, 11/1/2011 AA-/A-1+/NR; Call 9/1/2010 (4)	200,000	200,000
Memphis Center City Revenue Finance Corp., Multi-Family Housing, Revenue Bonds, 0.500%, 4/1/2013 AAA/A-1+/NR; Call 9/1/2010 (4)	970,000	970,000
SCA Tax Exempt Trust, Multi-Family Housing, Revenue Bonds, 0.550%, 1/1/2030 AAA/A-1/NR; Call 9/13/2010 (4)	2,735,000	2,735,000
Sevier County Public Building Authority, Facilities, Revenue Bonds, 0.660%, 6/1/2024 NR/Aaa; Call 9/1/2010 (4)	2,025,000	2,025,000

		14,413,310

Texas — 5.2%
Brazoria County Municipal Utility District No. 18, General Obligation, GO UT, RADIAN, 4.500%, 9/1/2011 NR/NR; Call 10/1/2010	270,000	270,575
Capital Area Cultural Education Facilities Finance Corp., Education, Revenue Bonds, 5.000%, 4/1/2013 NR/WR/WR	380,000	401,227
Cinco Municipal Utility District No. 1, General Obligation, Revenue Bonds, NATL-RE FGIC, 3.750%, 12/1/2012 A/WR; Call 12/1/2011	225,000	231,129
City of Austin, Power, Revenue Bonds, NATL-RE, 5.250%, 11/15/2012 A+/A1	100,000	109,730

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Texas (continued)
City of Denton, Utilities, Revenue Bonds, FSA, 5.300%, 12/1/2012 AAA/Aa2; Call 12/1/2010	$ 200,000	$ 202,490
City of Houston, General, Certificate of Participation, AMBAC, 7.500%, 12/15/2011 NR/WR	600,000	641,184
City of Port Arthur, General Obligation, GO, NATL-RE, 4.375%, 8/15/2014 A/Aa3; Call 10/1/2010	250,000	250,712
Coastal Bend Health Facilities Development Corp., Medical, Revenue Bonds, AGM, 0.865%, 7/1/2031 NR/Aa3; Call 9/2/2010 (4)	2,000,000	2,000,000
County of Webb, General Obligation, GO, AMBAC, 4.000%, 2/1/2011 AA-/Aa3	170,000	172,355
Denton Independent School District, GO UT, PSF, 0.580%, 8/15/2022 NR/NR; Call 8/15/2016 (4)	620,000	620,000
Euless Development Corp., General, Revenue Bonds, FSA, 4.000%, 9/15/2011 NR/Aa3	50,000	51,902
Fort Bend County Municipal Utility District No. 23, General Obligation, GO UT, AMBAC, 4.000%, 9/1/2012 BBB+/WR	100,000	103,038
Fort Bend County Municipal Utility District No. 81, General Obligation, GO UT, XLCA, 4.000%, 9/1/2014 A/WR; Call 9/1/2012	455,000	477,818
Harris County Cultural Education Facilities Finance Corp., Higher Education, Revenue Bonds, 4.000%, 11/15/2010 A-/NR	1,425,000	1,430,529
Harris County Health Facilities Development Corp., Medical, Revenue Bonds, AGM, 1.000%, 7/1/2031 AAA/Aa3; Call 9/2/2010 (4)	2,000,000	2,000,000
Harris County Health Facilities Development Corp., Medical, Revenue Bonds, NATL-RE, 5.375%, 10/1/2013 AA/Aa2; Call 10/1/2010	200,000	202,698
Harris County Municipal Utility District No. 238, General Obligation, GO UT, AGM, 5.800%, 4/1/2015 AAA/Aa3; Call 10/1/2010	230,000	230,906
Hays Memorial Health Facilities Development Corp., Medical, Revenue Bonds, 0.450%, 11/15/2014 AAA/A-2/NR (4)	2,500,000	2,500,000
Kings Manor Municipal Utility District, Utilities, GO UT, AGC, 2.000%, 9/1/2010 AAA/NR	100,000	100,000
Lower Colorado River Authority, Power, Revenue Bonds, NATL-RE FGIC, 5.000%, 5/15/2016 A/A2; Call 5/15/2011	1,000,000	1,033,270
Lufkin Health Facilities Development Corp., Medical, Revenue Bonds, 3.500%, 2/15/2011 BBB/Baa2	100,000	100,439
Lufkin Health Facilities Development Corp., Medical, Revenue Bonds, 3.600%, 2/15/2012 BBB/Baa2	405,000	408,937
Matagorda County Hospital District, Medical, Revenue Bonds, FHA-Insured Mortgage, 4.000%, 2/15/2011 BBB/NR	50,000	50,738
Montgomery County Municipal Utility District No. 7, General Obligation, GO UT, AMBAC, 4.700%, 3/1/2011 A+/WR; Call 10/1/2010	45,000	45,139
North Texas Tollway Authority, Transportation, Revenue Bonds, 5.000%, 1/1/2013 A-/A2 (4)	100,000	107,927
North Texas Tollway Authority, Transportation, Revenue Bonds, 5.500%, 1/1/2011 A-/A2 (4)	290,000	294,341
Puttable Floating Option Tax-Exempt Receipts, Water, Revenue Bonds, FSA, 0.580%, 12/1/2028 NR/NR (4)	651,000	651,000
Tarrant County Cultural Education Facilities Finance Corp., Education, Revenue Bonds, 3.000%, 7/1/2011 A+/A1	375,000	380,134
Tarrant County Cultural Education Facilities Finance Corp., Nursing Homes, Revenue Bonds, 5.000%, 11/15/2010 A-/NR	100,000	100,681
Texas State Public Finance Authority Charter School Finance Corp., Education, Revenue Bonds, ACA, 4.100%, 2/15/2011 BBB/NR	180,000	181,139
Texas Transportation Commission, Transportation, Revenue Bonds, 5.000%, 2/15/2011 BBB+/Baa1 (4)	110,000	111,729
Texas Water Development Board, Water, Revenue Bonds, 5.625%, 7/15/2011 AAA/Aaa; Call 10/1/2010	500,000	502,030
Trail of the Lakes Municipal Utility District, General Obligation, GO UT, AMBAC, 3.850%, 4/1/2012 BBB+/WR	50,000	51,374

		16,015,171

Utah — 0.3%
City of Brigham City, General, Special Assessment, 5.000%, 8/1/2011 NR/A1	120,000	123,386
City of Brigham City, General, Special Assessment, 5.000%, 8/1/2012 NR/A1	125,000	132,189
City of Herriman, General, Special Assessment, 3.000%, 11/1/2011 A/NR	370,000	374,947
City of Herriman, General, Special Assessment, 3.000%, 11/1/2012 A/NR	125,000	127,923
Farmington City Municipal Building Authority, Facilities, Revenue Bonds, AMBAC, 4.375%, 6/15/2012 NR/WR	165,000	166,747

		925,192

Vermont — 0.4%
Vermont Educational & Health Buildings Financing Agency, Higher Education, Revenue Bonds, AMBAC, 4.550%, 10/1/2012 A-/Baa1; Call 10/1/2010	720,000	721,562
Vermont Educational & Health Buildings Financing Agency, Medical, Revenue Bonds, FSA, 5.000%, 12/1/2010 AAA/Aa3 (4)	500,000	503,680

		1,225,242

Virgin Islands — 0.1%
Virgin Islands Public Finance Authority, General, Revenue Bonds, 4.000%, 10/1/2012 BBB/Baa2	300,000	313,083
Virgin Islands Public Finance Authority, General, Revenue Bonds, 5.000%, 10/1/2011 BBB/Baa2	100,000	103,290

		416,373

Virginia — 0.6%
Broadway Industrial Development Authority, Higher Education, Revenue Bonds, 3.850%, 4/1/2011 NR/Baa2	210,000	211,928
City of Covington, General Obligation, GO UT, 3.375%, 12/1/2012 SP-1+/MIG1; Call 12/1/2011	370,000	379,627

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Virginia (continued)
County of Pittsylvania, School District, GO UT, 3.500%, 7/15/2013 SP-1+/MIG1; Call 7/15/2011	$1,000,000	$ 1,022,210
County of Spotsylvania, Water, Revenue Bonds, AGM, 4.250%, 6/1/2013 AAA/Aa3; Call 6/1/2011	150,000	154,504
Fairfax County Redevelopment & Housing Authority, Facilities, Revenue Bonds, 3.500%, 6/1/2013 AA+/NR; Call 6/1/2011	25,000	25,602
Loudoun County Industrial Development Authority, Facilities, Revenue Bonds, 3.000%, 3/1/2011 AA+/Aa1	50,000	50,672

		1,844,543

Washington — 0.7%
County of Skagit, General Obligation, GO, CIFG, 3.875%, 12/1/2011 NR/Aa3	25,000	25,985
Grays Harbor County Public Utility District No. 1, Power, Revenue Bonds, NATL-RE, FGIC, 5.000%, 7/1/2012 A/A1	50,000	53,405
King County Housing Authority, Housing, Revenue Bonds, CNTY GTD, 2.400%, 1/1/2013 AAA/NR; Call 1/1/2012	550,000	553,580
Kittitas County Public Utility District No. 1, Utilities, Revenue Bonds, 3.000%, 6/1/2011 NR/A1	75,000	75,868
Kittitas County Public Utility District No. 1, Utilities, Revenue Bonds, 3.000%, 6/1/2012 NR/A1	185,000	190,307
Washington Health Care Facilities Authority, Medical, Revenue Bonds, 5.000%, 1/1/2012 A/A2	780,000	812,378
Washington Health Care Facilities Authority, Medical, Revenue Bonds, AMBAC, 4.000%, 12/1/2010 BBB+/WR	400,000	402,888

		2,114,411

West Virginia — 0.3%
Berkeley County Public Service Sewer District, Water, Revenue Bonds, 4.375%, 10/1/2011 NR/NR	500,000	506,535
City of Wheeling, Utilities, Revenue Bonds, Assured Guaranty Corp., 2.500%, 6/1/2011 AAA/Aa3	200,000	202,114
City of Wheeling, Utilities, Revenue Bonds, Assured Guaranty Corp., 2.625%, 6/1/2012 AAA/Aa3	200,000	204,938
West Virginia Hospital Finance Authority, Medical, Revenue Bonds, Assured Guaranty Corp., 2.500%, 2/15/2011 AAA/Aa3	100,000	100,141

		1,013,728

Wisconsin — 3.0%
Belleville School District, School District, GO UT, AGM, 4.650%, 4/1/2013 AAA/Aa3; Call 4/1/2011	250,000	256,022
Blair-Taylor School District, School District, GO UT, NATL-RE, 5.000%, 3/1/2013 A/Baa1; Call 3/1/2012	320,000	334,643
City of Fond Du Lac, General Obligation, GO UT, NATL-RE FGIC, 3.250%, 3/1/2012 NR/Aa2	25,000	26,087
City of Weyauwega, General Obligation, GO UT, 4.100%, 3/1/2011 NR/NR; Call 10/1/2010	375,000	380,325
De Pere Unified School District, School District, GO UT, NATL-RE, FGIC, 4.150%, 10/1/2010 NR/Aa2	15,000	15,045
De Pere Unified School District, School District, GO UT, NATL-RE, FGIC, 4.150%, 10/1/2010 NR/Aa2	10,000	10,030
Green Bay Housing Authority, Housing, Revenue Bonds, 3.000%, 4/1/2011 NR/A3	190,000	191,797
Green Bay Housing Authority, Housing, Revenue Bonds, 3.000%, 4/1/2012 NR/A3	225,000	229,181
Kronenwetter Redevelopment Authority, General, Revenue Bonds, 4.500%, 5/1/2011 NR/NR; Call 11/1/2010	1,000,000	1,004,750
Ladysmith-Hawkins School District, GO UT, NATL-RE, FGIC, 4.400%, 9/1/2012 NR/WR	100,000	104,111
Milwaukee Redevelopment Authority, Higher Education, Revenue Bonds, AMBAC, 4.500%, 10/1/2010 NR/WR	100,000	100,286
Milwaukee Redevelopment Authority, Multi-Family Housing, Revenue Bonds, 0.610%, 2/1/2044 NR/NR; Call 9/1/2010 (4)	1,435,000	1,435,000
Pardeeville Area School District, GO UT, NATL-RE, 4.250%, 4/1/2011 NR/Aa3	205,000	209,235
Southeast Wisconsin Professional Baseball Park District, General, Revenue Bonds, NATL-RE, 4.600%, 12/15/2013 A/Baa1; Call 12/15/2011	45,000	47,373
Southeast Wisconsin Professional Baseball Park District, General, Revenue Bonds, NATL-RE, 5.000%, 12/15/2021 A/Baa1; Call 12/15/2011	90,000	95,203
Southeast Wisconsin Professional Baseball Park District, General, Revenue Bonds, NATL-RE, 5.100%, 12/15/2029 A/Baa1; Call 12/15/2011	125,000	132,385
Stoughton Area School District, School District, GO UT, NATL-RE FGIC, 4.500%, 4/1/2012 NR/Aa2; Call 4/1/2011	75,000	76,565
Stoughton Area School District, School District, GO UT, NATL-RE, FGIC, 5.500%, 4/1/2011 NR/Aa2	50,000	51,494
Village of Hustisford, Utilities, Revenue Bonds, 4.750%, 9/1/2012 NR/NR	135,000	140,793
Village of Mukwonago, Water, Revenue Bonds, 4.000%, 12/1/2012 NR/A1; Call 6/1/2011	85,000	86,578
Waunakee Community School District, School District, GO UT, NATL-RE, 4.000%, 4/1/2011 NR/Aa2	25,000	25,531
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 0.650%, 7/1/2024 NR/NR; Call 9/1/2010 (4)	1,800,000	1,800,000
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 3.000%, 6/1/2011 NR/A2	500,000	505,340
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 4.000%, 6/1/2012 NR/A2	500,000	519,585
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 4.500%, 5/1/2011 BBB+/NR	15,000	15,155
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 4.625%, 9/1/2011 BBB+/NR	565,000	581,114
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 5.000%, 2/15/2011 BBB+/NR	275,000	277,841
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 5.000%, 2/15/2012 BBB+/NR	155,000	159,543
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 5.450%, 7/1/2011 A-/A3	100,000	102,025
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, AMBAC, 5.000%, 12/15/2013 NR/A1	235,000	258,155

		9,171,192

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Shares or Principal Amount	Value
Municipals (continued)

Wyoming — 0.0%
Sweetwater County Improvement Projects Joint Powers Board, General, Revenue Bonds, NATL-RE, 5.000%, 12/15/2011 A/Baa1; Call 6/15/2011	$ 100,000	$ 103,264

Total Municipals (identified cost $277,906,173)		279,049,458

Short-Term Investments — 11.6%

Commercial Paper — 1.6%

Indiana — 1.1%
City of Whiting, 0.850%, 9/7/2010 A-1+/P-1	3,500,000	3,500,000

Washington — 0.5%
Port Bellingham Industrial Development, 0.850%, 9/7/2010 A-1+/P-1	1,500,000	1,500,000

Total Commercial Paper		5,000,000

Mutual Funds — 2.7%
Marshall Tax-Free Money Market Fund, Class I, 0.385% (13)	8,142,745	8,142,745

Short-Term Municipals — 7.3%

California — 0.7%
California Municipal Finance Authority, Development, Revenue Bonds, 1.000%, 9/1/2010 BBB/A-2/NR (4)	$2,005,000	2,005,000
Folsom Public Financing Authority, General, Revenue Bonds, 2.000%, 9/1/2010 A-/NR	250,000	250,000

		2,255,000

Colorado — 0.0%
Consolidated Bell Mountain Ranch Metropolitan District, Facilities, GO, AGM, 2.500%, 12/1/2010 AAA/NR	100,000	100,285

Illinois — 1.0%
State of Illinois, General Obligation, GO UT, 3.000%, 6/14/2011 SP-1/NR	3,000,000	3,029,670

Indiana — 0.4%
Fishers Redevelopment Authority, Development, Revenue Bonds, 4.000%, 1/15/2011 AA/NR	700,000	707,266
St. Joseph County Redevelopment District, General, Tax Allocation, 2.000%, 1/15/2011 A+/A1	400,000	400,708

		1,107,974

Iowa — 1.3%
Iowa Higher Education Loan Authority, Student Loan, Revenue Notes, 2.500%, 5/20/2011 SP-1/NR	2,000,000	2,017,700
Iowa Higher Education Loan Authority, Student Loan, Revenue Notes, 5.000%, 5/20/2011 NR/NR	2,000,000	2,000,300

		4,018,000

Louisiana — 0.1%
Louisiana Housing Finance Agency, General, Revenue Bonds, 2.000%, 12/1/2010 NR/A1	200,000	200,392

Massachusetts — 0.1%
Massachusetts Health & Educational Facilities Authority, Medical, Revenue Bonds, Assured Guaranty Corp., 2.500%, 11/15/2010 AAA/NR	200,000	200,486

Michigan — 0.4%
Michigan Municipal Bond Authority, General, Revenue Notes, 5.000%, 3/21/2011 SP-1/NR	1,300,000	1,301,365

Minnesota — 0.0%
Minnesota Agricultural & Economic Development Board, Medical, Revenue Bonds, AGC, 3.000%, 2/15/2011 AAA/NR	150,000	151,485

Montana — 0.0%
Gallatin County Rural Improvement District, General, Special Assessment, 2.500%, 7/1/2011 NR/NR	75,000	74,999

Nebraska — 0.1%
Douglas County Hospital Authority No. 2, Medical, Revenue Bonds, 2.000%, 1/1/2011 NR/NR	100,000	100,299
Lancaster County Hospital Authority No. 1, Medical, Revenue Bonds, 2.000%, 1/1/2011 NR/NR	150,000	150,449

		250,748

Nevada — 0.1%
Sparks Redevelopment Agency, Development, Tax Allocation, 4.000%, 1/15/2011 A-/NR	430,000	433,302

New Jersey — 0.1%
Alexandria Board of Education, School District, GO UT, 3.000%, 11/18/2010 NR/NR	162,000	162,612

New York — 0.7%
City of Syracuse, General Obligation, GO UT, 2.000%, 9/30/2010 NR/NR	2,000,000	2,000,860

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Short-Term Investments (continued)

Short-Term Municipals (continued)

Ohio — 1.7%
Greater Cleveland Regional Transit Authority, Transportation, Revenue Notes, 2.000%, 12/22/2010 NR/NR	$2,000,000	$ 2,005,720
Three Rivers Local School District, School District, GO UT, 2.500%, 11/1/2010 NR/NR	2,145,000	2,148,582
Township of Tiffin, General Obligation, GO, 1.500%, 12/15/2010 NR/MIG1	1,000,000	1,001,570

		5,155,872

Rhode Island — 0.2%
City of East Providence, General Obligation, GO UT, 4.000%, 5/26/2011 NR/NR	600,000	608,880

Texas — 0.3%
City of Richardson, General Obligation, GO, 1.500%, 6/15/2011 AAA/A-1/Aa1; Call 6/15/2011 (4)	1,005,000	1,005,000

West Virginia — 0.1%
City of Beckley, Higher Education, Revenue Notes, 3.500%, 12/17/2010 NR/MIG3; Call 10/1/2010	435,000	434,956

Wisconsin — 0.0%
City of Two Rivers, General Obligation, GO UT, Assured Guaranty Corp., 2.000%, 4/1/2011 AAA/NR	40,000	40,216

Total Short-Term Municipals		22,532,102

Total Short-Term Investments (identified cost $35,655,816)		35,674,847

Total Investments — 102.7% (identified cost $313,561,989)		314,724,305
Other Assets and Liabilities — (2.7)%		(8,415,663)

Total Net Assets — 100.0%		$306,308,642

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Short-Term Income Fund

Description	Principal Amount	Value

Asset-Backed Securities — 9.5%

Automobiles — 7.1%
DaimlerChrysler Auto Trust, Class A3A, (Series 2007-A), 5.000%, 2/8/2012	$ 358,800	$ 360,183
DaimlerChrysler Auto Trust, Class A4, (Series 2006-C), 4.980%, 11/8/2011	387,099	387,416
Fifth Third Auto Trust, Class A4A, (Series 2008-1), 4.810%, 1/15/2013	1,500,000	1,540,179
Ford Credit Auto Owner Trust, Class A3, (Series 2009-D), 2.170%, 10/15/2013	1,250,000	1,269,226
Honda Auto Receivables Owner Trust, Class A3, (Series 2010-2), 1.340%, 3/18/2014	500,000	504,957
Nissan Auto Receivables Owner Trust, Class A3, (Series 2009-A), 3.200%, 2/15/2013	1,000,000	1,019,169
USAA Auto Owner Trust, Class A3, (Series 2009-1), 3.020%, 6/15/2013	1,202,865	1,220,929
USAA Auto Owner Trust, Class A4, (Series 2006-4), 4.980%, 10/15/2012	866,947	871,392
World Omni Auto Receivables Trust, Class A3, (Series 2009-A), 3.330%, 5/15/2013	1,000,000	1,018,742
World Omni Auto Receivables Trust, Class A3, (Series 2010-A), 1.340%, 12/16/2013	1,000,000	1,008,112

		9,200,305

Credit Cards — 2.0%
Chase Issuance Trust, Class A, (Series 2007-A15), 4.960%, 9/17/2012	1,500,000	1,502,640
GE Capital Credit Card Master Note Trust, Class A, (Series 2010-3), 2.210%, 6/15/2016	1,000,000	1,023,115

		2,525,755

Other Financial — 0.4%
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 0.504%, 4/25/2037 (4)(6)(7)	843,021	508,818

Total Asset-Backed Securities (identified cost $12,407,098)		12,234,878

Collateralized Mortgage Obligations — 9.1%

Federal Home Loan Mortgage Corporation — 0.2%
5.250%, 1/15/2034, (Series 3014)	282,160	287,832

Government National Mortgage Association — 1.7%
2.866%, 2/16/2020, (Series 2003-48)	195,791	197,639
3.206%, 4/16/2018, (Series 2003-72)	9,785	9,830
3.590%, 11/16/2017, (Series 2004-78)	93,558	93,656
4.408%, 1/16/2025, (Series 2004-103)	1,000,000	1,025,589

Description	Principal Amount	Value

Collateralized Mortgage Obligations (continued)

Government National Mortgage Association (continued)
4.419%, 5/16/2034, (Series 2007-46)	$ 827,419	$ 858,196

		2,184,910

Private Sponsor — 7.2%
Banc of America Funding Corp., Class 1A12, (Series 2006-6), 5.750%, 8/25/2036	686,038	677,663
Banc of America Funding Corp., Class 1A3, (Series 2007-C), 5.680%, 5/20/2036 (4)	983,890	956,217
Chase Mortgage Finance Corp., Class A3, (Series 2006-S4), 6.000%, 12/25/2036	992,156	987,972
Countrywide Alternative Loan Trust, Class 1A2, (Series 2004-J9), 4.586%, 10/25/2034	111,765	110,961
Countrywide Home Loan Mortgage Pass-Through Trust, Class 2A2A, (Series 2006-HYB1), 5.329%, 3/20/2036 (4)	185,024	181,090
First Horizon Asset Securities, Inc., Class 1A1, (Series 2005-1), 5.000%, 3/25/2035	905,943	912,069
GMAC Mortgage Corporation Loan Trust, Class 2A2, (Series 2006-AR2), 5.286%, 5/19/2036 (4)	833,791	111,164
GSR Mortgage Loan Trust, Class 2A4, (Series 2005-AR5), 2.972%, 10/25/2035 (4)	632,670	573,498
JP Morgan Alternative Loan Trust, Class 2A4, (Series 2006-A5), 5.850%, 10/25/2036 (4)	1,875,794	1,246,992
JP Morgan Mortgage Trust, Class 2A2, (Series 2005-S3), 5.500%, 1/25/2021	542,878	539,616
JP Morgan Mortgage Trust, Class 3A1, (Series 2007-A2), 5.823%, 4/25/2037 (4)	765,141	738,176
Lehman Mortgage Trust, Class 5A1, (Series 2006-2), 5.500%, 4/25/2036	806,545	800,529
PHH Alternative Mortgage Trust, Class 1A1, (Series 2007-2), 0.374%, 5/25/2037 (4)	245,019	233,937
Residential Funding Mortgage Securities, Class 2A2, (Series 2006-SA3), 5.966%, 9/25/2036 (4)	401,649	321,256
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 5.514%, 5/25/2036 (4)	613,749	496,849
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 3.808%, 4/25/2036 (4)	411,829	388,469

		9,276,458

Total Collateralized Mortgage Obligations (identified cost $13,128,592)		11,749,200

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value

Commercial Mortgage Securities — 16.8%

Private Sponsor — 16.8%
Banc of America Commercial Mortgage, Inc., Class A2, (Series 2007-2), 5.634%, 4/10/2049 (4)	$1,100,000	$ 1,141,423
Banc of America Commercial Mortgage, Inc., Class A2, (Series 2007-3), 5.837%, 6/10/2049 (4)	1,225,000	1,284,547
Bear Stearns Commercial Mortgage Securities, Class A1, (Series 2007-BBA8), 0.346%, 3/15/2022 (4)(6)(7)	844,123	814,617
Commercial Mortgage Pass-Through Certificates, Class A2, (Series 2006-FL12), 0.376%, 12/15/2020 (4)(6)(7)	1,258,685	1,196,050
Commercial Mortgage Pass-Through Certificates, Class A3, (Series 2004-LB3A), 5.090%, 7/10/2037	1,250,000	1,277,235
Credit Suisse First Boston Mortgage Securities Corp., Class A3, (Series 2005-C1), 4.813%, 2/15/2038	1,494,685	1,541,310
Credit Suisse Mortgage Capital Certificates, Class A1, (Series 2006-TF2A), 0.376%, 10/15/2021 (4)(6)(7)	713,468	678,705
Credit Suisse Mortgage Capital Certificates, Class A1, (Series 2007-TFLA), 0.346%, 2/15/2022 (4)(6)(7)	1,030,570	954,327
Greenwich Capital Commercial Funding Corp., Class A2, (Series 2007-GG9), 5.381%, 3/10/2039	1,264,316	1,308,933
Greenwich Capital Commercial Funding Corp., Class A3, (Series 2005-GG3), 4.569%, 8/10/2042	1,600,000	1,646,088
GS Mortgage Securities Corp. II, Class A3, (Series 2007-EOP), 0.475%, 3/6/2020 (4)(6)(7)	1,400,000	1,311,290
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1B, (Series 2006-FL1A), 0.396%, 2/15/2020 (4)(6)(7)	1,235,307	1,179,439
JP Morgan Chase Commercial Mortgage Securities Corp., Class A2, (Series 2007-LD12), 5.827%, 2/15/2051	900,000	943,057
JP Morgan Chase Commercial Mortgage Securities Corp., Class A4, (Series 2004-CB8), 4.404%, 1/12/2039	1,300,000	1,358,031
LB-UBS Commercial Mortgage Trust, Class A2, (Series 2007-C6), 5.845%, 7/15/2040	870,570	908,848
LB-UBS Commercial Mortgage Trust, Class AAB, (Series 2006-C1), 5.139%, 2/15/2031	925,000	989,841

Description	Principal Amount	Value

Commercial Mortgage Securities (continued)

Private Sponsor (continued)
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 0.576%, 6/15/2022 (4)(6)(7)	$1,487,887	$ 1,378,251
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A2, (Series 2006-2), 5.878%, 6/12/2046	1,000,000	1,014,606
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class ASB, (Series 2006-2), 6.071%, 6/12/2046 (4)	750,000	817,640

Total Commercial Mortgage Securities (identified cost $21,209,533)		21,744,238

Corporate Bonds & Notes — 46.2%

Aerospace/Defense — 1.3%
Boeing Co., 1.875%, 11/20/2012 (1)	500,000	509,902
Systems 2001 Asset Trust LLC, 6.664%, 9/15/2013 (6)(7)	1,054,947	1,167,827

		1,677,729

Auto Manufacturers — 0.6%
Daimler Finance North America LLC, 5.875%, 3/15/2011	810,000	831,932

Banks — 13.6%
ANZ National Int’l, Ltd./London, 2.375%, 12/21/2012 (6)(7)	1,000,000	1,013,938
Banco Santander Chile, 2.875%, 11/13/2012 (6)(7)	500,000	507,775
Bank of America Corp., 7.375%, 5/15/2014	1,300,000	1,485,227
Barclays Bank PLC, 2.500%, 1/23/2013 (1)	1,250,000	1,273,519
BB&T Corp., 6.500%, 8/1/2011	1,500,000	1,574,968
Citigroup, Inc., 6.000%, 12/13/2013 (1)	1,265,000	1,365,755
GMAC, LLC., 7.500%, 12/31/2013	528,000	544,500
Goldman Sachs Group, Inc., 5.250%, 10/15/2013	1,300,000	1,407,962
HSBC Bank PLC, 1.625%, 8/12/2013 (6)(7)	1,000,000	1,000,519
JPMorgan Chase & Co., 3.700%, 1/20/2015	1,700,000	1,781,309
Morgan Stanley, 5.050%, 1/21/2011	1,500,000	1,525,134
National City Corp., 4.000%, 2/1/2011 (1)	1,075,000	1,092,469
Regions Bank, Birmingham, AL, 3.250%, 12/9/2011	1,000,000	1,035,461
Santander U.S. Debt SA Unipersonal, 2.485%, 1/18/2013 (6)(7)	1,000,000	985,284
UBS AG of Stamford, 2.250%, 8/12/2013	1,000,000	1,005,350

		17,599,170

Beverages — 0.8%
Anheuser-Busch InBev Worldwide, Inc., 3.000%, 10/15/2012	1,000,000	1,032,345

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Biotechnology — 0.8%
Life Technologies Corp., 3.375%, 3/1/2013	$1,000,000	$ 1,029,474

Building Materials — 1.2%
CRH America, Inc., 6.950%, 3/15/2012 (5)	1,495,000	1,604,489

Computers — 0.8%
Hewlett-Packard Co., 2.950%, 8/15/2012 (1)	1,000,000	1,039,587

Diversified Financial Services — 7.3%
American Express Travel Related Services Co., Inc., 5.250%, 11/21/2011 (6)(7)	1,475,000	1,528,191
BlackRock, Inc., 2.250%, 12/10/2012	900,000	922,821
Credit Suisse USA, Inc., 6.125%, 11/15/2011	1,225,000	1,299,533
International Lease Finance Corp., 6.500%, 9/1/2014 (6)(7)	1,500,000	1,545,000
Invesco, Ltd., 5.625%, 4/17/2012	1,325,000	1,394,128
Lehman Brothers Holdings, Inc., 5.000%, 1/14/2011 (2)(12)	1,100,000	236,500
Merrill Lynch & Co., Inc., 6.050%, 8/15/2012 (1)	1,350,000	1,449,066
TD Ameritrade Holding Corp., 4.150%, 12/1/2014	940,000	992,341

		9,367,580

Electric — 1.8%
Alliant Energy Corp., 4.000%, 10/15/2014	1,200,000	1,259,602
FPL Group Capital, Inc., 5.625%, 9/1/2011	1,000,000	1,046,570

		2,306,172

Electronics — 0.8%
Agilent Technologies, Inc., 4.450%, 9/14/2012	1,000,000	1,053,270

Healthcare-Products — 1.6%
Boston Scientific Corp., 4.500%, 1/15/2015	1,200,000	1,220,641
Medtronic, Inc., 1.500%, 4/15/2011	850,000	855,313

		2,075,954

Healthcare-Services — 0.9%
Roche Holdings, Inc., 4.500%, 3/1/2012 (6)(7)	1,050,000	1,105,020

Home Furnishings — 1.0%
Whirlpool Corp., 5.500%, 3/1/2013	1,150,000	1,236,251

Household Products/Wares — 0.4%
Fortune Brands, Inc., 4.875%, 12/1/2013	425,000	458,030

Insurance — 8.0%
Berkshire Hathaway Finance Corp., 4.000%, 4/15/2012 (1)	1,500,000	1,578,309
Berkshire Hathaway, Inc., 2.125%, 2/11/2013 (1)	2,000,000	2,058,766

Description/Credit Ratings (8)	Shares or Principal Amount	Value

Corporate Bonds & Notes (continued)

Insurance (continued)
Hartford Financial Services Group, Inc., 5.250%, 10/15/2011	$1,250,000	$ 1,295,455
HSB Capital I, 1.436%, 7/15/2027 (4)	2,430,000	1,874,988
MetLife, Inc., 2.375%, 2/6/2014	1,180,000	1,185,622
Metropolitan Life Global Funding I, 2.500%, 1/11/2013 (6)(7)	1,000,000	1,022,644
Prudential Financial, Inc., 2.750%, 1/14/2013	1,300,000	1,320,420

		10,336,204

Iron/Steel — 1.0%
ArcelorMittal, 5.375%, 6/1/2013 (1)	1,200,000	1,280,305

Media — 1.0%
Time Warner Cable, Inc., 6.200%, 7/1/2013	1,100,000	1,239,909

Oil & Gas — 1.0%
Nabors Industries, Inc., 0.940%, 5/15/2011	1,350,000	1,341,562

Pharmaceuticals — 0.7%
Pfizer, Inc., 4.450%, 3/15/2012	800,000	844,132

Telecommunications — 0.8%
Cellco Partnership / Verizon Wireless Capital LLC, 5.250%, 2/1/2012 (1)	1,000,000	1,061,726

Transportation — 0.8%
CSX Corp., 5.750%, 3/15/2013	1,000,000	1,101,404

Total Corporate Bonds & Notes (identified cost $59,314,959)		59,622,245

Municipals — 2.0%

Illinois — 2.0%
State of Illinois, General Obligation, GO UT, 3.080%, 7/1/2012 A+/A1	1,000,000	1,006,890
State of Illinois, General Obligation, GO UT, 4.071%, 1/1/2014 A+/A1	1,525,000	1,542,980

Total Municipals (identified cost $2,524,857)		2,549,870

Mutual Funds — 6.8%
Eaton Vance Institutional Senior Loan Fund, 4.120%	518,134	4,563,011
Fidelity Floating Rate High Income Fund, 4.220%	437,151	4,170,423

Total Mutual Funds (identified cost $8,848,108)		8,733,434

U.S. Government & U.S. Government Agency Obligations — 4.7%

Federal Home Loan Mortgage Corporation — 1.7%
5.500%, 8/20/2012 (1)	$2,000,000	2,190,096

U.S. Treasury Bonds & Notes — 3.0%
0.750%, 8/15/2013	1,925,000	1,927,707
1.000%, 10/31/2011	2,000,000	2,015,312

		3,943,019

Total U.S. Government & U.S. Government Agency Obligations (identified cost $5,956,601)		6,133,115

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Term Income Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
U.S. Government Agency-Mortgage Securities — 0.6%

Federal National Mortgage Association — 0.3%
7.000%, 12/1/2015	$ 59,705	$ 64,403
7.500%, 9/1/2015	86,987	94,883
9.500%, 12/1/2024	46,417	53,343
9.500%, 1/1/2025	18,593	21,368
9.500%, 1/1/2025	25,920	29,889
10.000%, 7/1/2020	33,586	38,892
11.000%, 12/1/2015	125	134

		302,912

Government National Mortgage Association — 0.3%
7.500%, 8/15/2037	338,279	376,751
9.000%, 12/15/2019	35,783	40,939

		417,690

Total U.S. Government Agency-Mortgage Securities (identified cost $667,603)		720,602

Short-Term Investments — 13.1%

Collateral Pool Investment for Securities on Loan — 8.3%

(See Note 2 of the Financial Statements)		10,676,116

Repurchase Agreement — 3.2%
Agreement with Morgan Stanley & Co., Inc., 0.230%, dated 8/31/2010, to be repurchased at $4,168,220 on 9/1/2010, collateralized by a U.S. Government Agency Obligation with a maturity of 8/24/2015, with a market value of $4,252,219 (at amortized cost)	4,168,193	4,168,193

Short-Term Municipals — 1.6%

California — 1.6%
California Municipal Finance Authority, Development, Revenue Bonds, 1.000%, 9/1/2010 BBB/A-2/NR (4)	2,100,000	2,100,000

Total Short-Term Investments (identified cost $16,944,309)		16,944,309

Total Investments — 108.8% (identified cost $141,001,660)		140,431,891
Other Assets and Liabilities — (8.8)%		(11,391,660)

Total Net Assets — 100.0%		$129,040,231

Short-Intermediate Bond Fund

Description	Principal Amount	Value

Collateralized Mortgage Obligations — 2.7%

Private Sponsor — 2.7%
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.860%, 7/25/2037 (4)	$ 2,135,322	$ 2,068,454
JP Morgan Mortgage Trust, Class 2A1, (Series 2006-A3), 5.541%, 5/25/2036 (4)	2,134,126	1,887,773

Description	Principal Amount	Value

Collateralized Mortgage Obligations (continued)

Private Sponsor (continued)
PHH Alternative Mortgage Trust, Class 1A1, (Series 2007-2), 0.374%, 5/25/2037 (4)	$ 1,013,871	$ 968,016

Total Collateralized Mortgage Obligations (identified cost $5,169,348)		4,924,243

Commercial Mortgage Securities — 10.5%

Private Sponsor — 10.5%
Bear Stearns Commercial Mortgage Securities, Class AM, (Series 2007-PW17), 5.915%, 6/11/2050 (4)	2,000,000	1,794,910
Commercial Mortgage Pass-Through Certificates, Class A2, (Series 2006-FL12), 0.376%, 12/15/2020 (4)(6)(7)	1,730,692	1,644,569
Credit Suisse Mortgage Capital Certificates, Class A1, (Series 2007-TFLA), 0.346%, 2/15/2022 (4)(6)(7)	1,258,722	1,165,599
Credit Suisse Mortgage Capital Certificates, Class AM, (Series 2007-C5), 5.869%, 9/15/2040 (4)	6,000,000	4,298,538
GS Mortgage Securities Corp. II, Class A2, (Series 2007-EOP), 0.425%, 3/6/2020 (4)(6)(7)	1,500,000	1,426,245
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-FL1A), 0.651%, 7/15/2019 (4)(6)(7)	3,365,263	2,884,269
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 0.576%, 6/15/2022 (4)(6)(7)	5,207,605	4,823,878
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class AM, (Series 2007-9), 5.856%, 9/12/2049 (4)	1,000,000	873,127

Total Commercial Mortgage Securities (identified cost $21,447,946)		18,911,135

Corporate Bonds & Notes — 35.1%

Banks — 9.9%
Abbey National Treasury Services PLC/London, 3.875%, 11/10/2014 (6)(7)	1,500,000	1,529,523
ANZ National Int’l, Ltd./London, 2.375%, 12/21/2012 (6)(7)	2,000,000	2,027,876
BB&T Corp., 3.850%, 7/27/2012	2,000,000	2,095,902
Citigroup, Inc., 4.750%, 5/19/2015 (1)	1,000,000	1,031,266
Commonwealth Bank of Australia, 5.000%, 10/15/2019 (6)(7)	1,500,000	1,622,637
Credit Suisse/New York, 3.450%, 7/2/2012	2,000,000	2,072,318

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Short-Intermediate Bond Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Banks (continued)
Goldman Sachs Group, Inc., 6.000%, 6/15/2020	$ 1,500,000	$ 1,618,849
Morgan Stanley, 4.000%, 7/24/2015 (1)	1,520,000	1,528,732
Rabobank Nederland NV, 3.200%, 3/11/2015 (6)(7)	1,200,000	1,242,678
Santander Issuances SA Unipersonal, 6.500%, 8/11/2019 (4)(6)(7)	1,500,000	1,577,279
Santander U.S. Debt SA Unipersonal, 1.333%, 3/30/2012 (4)(6)(7)	1,500,000	1,478,639

		17,825,699

Building Materials — 1.8%
CRH America, Inc., 6.000%, 9/30/2016	3,000,000	3,300,417

Diversified Financial Services — 4.0%
American General Finance Corp., 5.375%, 10/1/2012 (1)	2,500,000	2,287,500
American Honda Finance Corp., 6.700%, 10/1/2013 (6)(7)	2,000,000	2,288,288
General Electric Capital Corp., 5.500%, 1/8/2020 (1)	1,600,000	1,754,256
Lehman Brothers Holdings, Inc., 6.000%, 7/19/2012 (2)(12)	4,000,000	860,000

		7,190,044

Food — 0.9%
Kraft Foods, Inc., 5.375%, 2/10/2020 (1)	1,500,000	1,670,099

Healthcare-Products — 1.1%
Boston Scientific Corp., 4.500%, 1/15/2015	2,000,000	2,034,402

Insurance — 7.1%
Berkshire Hathaway, Inc., 0.834%, 2/11/2013 (4)	2,000,000	2,010,970
Berkshire Hathaway, Inc., 3.200%, 2/11/2015	1,500,000	1,585,453
Genworth Life Institutional Funding Trust, 5.875%, 5/3/2013 (6)(7)	2,000,000	2,104,578
HSB Capital I, 1.436%, 7/15/2027 (4)	4,000,000	3,086,400
Metropolitan Life Global Funding I, 0.927%, 7/13/2011 (4)(6)(7)	1,500,000	1,503,144
Progressive Corp., 6.700%, 6/15/2037 (4)	1,300,000	1,236,645
Prudential Financial, Inc., 3.875%, 1/14/2015 (1)	1,100,000	1,147,431

		12,674,621

Iron/Steel — 1.2%
ArcelorMittal, 5.375%, 6/1/2013 (1)	2,000,000	2,133,842

Media — 3.4%
Comcast Corp., 4.950%, 6/15/2016 (1)	2,000,000	$ 2,212,730

Description/Credit Ratings (8)	Principal Amount	Value

Corporate Bonds & Notes (continued)

Media (continued)
NBC Universal, Inc., 5.150%, 4/30/2020 (6)(7)	$ 2,000,000	$ 2,156,880
Time Warner, Inc., 4.700%, 1/15/2021	1,650,000	1,735,130

		6,104,740

Mining — 1.5%
Anglo American Capital PLC, 9.375%, 4/8/2019	2,000,000	2,723,560

Oil & Gas — 1.1%
NuStar Logistics LP, 4.800%, 9/1/2020	2,000,000	2,034,050

Pipelines — 2.4%
Enterprise Products Operating LLC, 5.200%, 9/1/2020	2,000,000	2,161,020
Kinder Morgan Energy Partners LP, 5.625%, 2/15/2015 (1)	2,000,000	2,234,372

		4,395,392

Real Estate Investment Trusts — 0.7%
ProLogis, 6.250%, 3/15/2017	1,200,000	1,164,469

Total Corporate Bonds & Notes (identified cost $63,964,459)		63,251,335

Municipals — 1.2%

Illinois — 1.2%
State of Illinois, General Obligation, GO UT, 6.200%, 7/1/2021 A+/A1	2,000,000	2,081,420

Total Municipals (identified cost $1,999,423)		2,081,420

U.S. Government & U.S. Government Agency Obligations — 36.2%

U.S. Treasury Bonds & Notes — 36.2%
1.125%, 6/15/2013 (1)	5,000,000	5,061,730
1.375%, 11/15/2012 (1)	20,000,000	20,365,620
1.500%, 12/31/2013 (1)	7,000,000	7,160,783
2.250%, 1/31/2015 (1)	5,000,000	5,230,080
2.500%, 6/30/2017 (1)	5,000,000	5,197,655
2.750%, 5/31/2017 (1)	6,000,000	6,334,686
2.750%, 2/15/2019 (1)	10,000,000	10,394,530
3.500%, 5/15/2020 (1)	5,000,000	5,448,830

Total U.S. Government & U.S. Government Agency Obligations (identified cost $63,861,841)		65,193,914

U.S. Government Agency-Mortgage Securities — 8.7%

Federal Home Loan Mortgage Corporation — 5.8%
4.500%, 9/15/2040 (5)	10,000,000	10,490,620

Federal National Mortgage Association — 2.9%
4.000%, 9/15/2040 (5)	5,000,000	5,178,905

Total U.S. Government Agency-Mortgage Securities (identified cost $15,582,617)		15,669,525

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Intermediate Bond Fund (continued)

Description	Principal Amount	Value
Short-Term Investments — 56.5%

Collateral Pool Investment for Securities on Loan — 43.6%
(See Note 2 of the Financial Statements)		$ 78,363,278

Repurchase Agreement — 12.9%
Agreement with Morgan Stanley & Co., Inc., 0.230%, dated 8/31/2010, to be repurchased at $23,240,895 on 9/1/2010, collateralized by U.S. Government Agency Obligations with various maturities to 3/15/2016, with a market value of $23,705,693 (at amortized cost)	$23,240,746	23,240,746

Total Short-Term Investments (identified cost $101,604,024)		101,604,024

Total Investments — 150.9% (identified cost $273,629,658)		271,635,596
Other Assets and Liabilities — (50.9)%		(91,672,695)

Total Net Assets — 100.0%		$179,962,901

Intermediate Tax-Free Fund

Description/Credit Ratings (8)	Principal Amount	Value
Municipals — 92.4%

Alabama — 0.5%
Alabama State Board of Education, Higher Education, Revenue Bonds, 4.375%, 10/1/2017 NR/A1	$ 200,000	$ 219,152
Alabama State Board of Education, Higher Education, Revenue Bonds, 4.500%, 10/1/2018 NR/A1	210,000	232,443
Alabama State Board of Education, Higher Education, Revenue Bonds, 4.750%, 10/1/2019 NR/A1; Call 10/1/2018	220,000	244,596
Alabama State Board of Education, Higher Education, Revenue Bonds, 5.000%, 10/1/2020 NR/A1; Call 10/1/2018	230,000	257,522
Alabama State Board of Education, Higher Education, Revenue Bonds, 5.250%, 10/1/2021 NR/A1; Call 10/1/2018	140,000	158,052
Alabama State Board of Education, Higher Education, Revenue Bonds, 5.375%, 10/1/2022 NR/A1; Call 10/1/2018	105,000	118,588
Baldwin County Board of Education, School District, Revenue Bonds, AMBAC, 5.000%, 7/1/2018 A+/Aa3; Call 7/1/2017	350,000	399,171
County of Jefferson, Water, Revenue Bonds, FSA, 5.250%, 2/1/2011 AAA/Aa3; Call 10/1/2010	300,000	299,031

		1,928,555

Alaska — 0.3%
Alaska International Airports System, Airport, Revenue Bonds, NATL-RE, 5.000%, 10/1/2026 A/Aa3; Call 10/1/2016	1,000,000	1,063,430
Alaska Student Loan Corp., Student Loan, Revenue Bonds, Guaranteed Student Loans, 5.000%, 6/1/2018 AAA/NR; Call 6/1/2015 (9)	270,000	286,821

		1,350,251

Arizona — 4.4%
Arizona Health Facilities Authority, Medical, Revenue Bonds, 5.000%, 1/1/2020 A+/NR; Call 1/1/2017	900,000	967,005
Arizona School Facilities Board, General, Certificate of Participation, 5.750%, 9/1/2019 A+/A1; Call 9/1/2018	690,000	820,210
Arizona State University, Higher Education, Revenue Bonds, 6.250%, 7/1/2028 AA-/A1; Call 7/1/2018	500,000	595,670
City of Goodyear, Utilities, Revenue Bonds, 5.000%, 7/1/2022 A-/A2; Call 7/1/2020	205,000	219,961
City of Goodyear, Utilities, Revenue Bonds, 5.000%, 7/1/2023 A-/A2; Call 7/1/2020	265,000	282,792
City of Goodyear, Utilities, Revenue Bonds, 5.000%, 7/1/2024 A-/A2; Call 7/1/2020	80,000	84,973
City of Goodyear, Utilities, Revenue Bonds, 5.125%, 7/1/2025 A-/A2; Call 7/1/2020	345,000	367,311
Gila County Unified School District No. 10-Payson, School District, GO UT, 5.000%, 7/1/2019 NR/Aa3; Call 7/1/2018 (4)	500,000	577,585

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Arizona (continued)
Gila County Unified School District No. 10-Payson, School District, GO UT, 5.000%, 7/1/2020 NR/Aa3; Call 7/1/2018 (4)	$ 600,000	$ 684,042
Glendale Industrial Development Authority, Development, Revenue Bonds, 5.000%, 5/15/2035 A-/NR; Call 5/15/2020	500,000	508,425
Maricopa County Elementary School District No. 28-Kyrene Elementary, School District, GO UT, MBIA, 5.000%, 7/1/2013 NR/Aa1	125,000	139,724
Maricopa County Elementary School District No. 8-Osborn, School District, GO UT, 6.000%, 7/1/2024 A/NR; Call 7/1/2016	300,000	333,336
Maricopa County Industrial Development Authority, Medical, Revenue Bonds, 5.000%, 7/1/2016 A/A2; Call 10/1/2010	90,000	90,149
Maricopa County Industrial Development Authority, Single Family Housing, Revenue Bonds, FNMA/GNMA/FHLMC, 5.450%, 3/1/2039 NR/Aaa; Call 9/1/2016 (4)(9)	12,573	12,648
Phoenix Civic Improvement Corp., Airport, Revenue Bonds, 5.000%, 7/1/2020 AA-/Aa3; Call 7/1/2018	600,000	682,692
Phoenix Civic Improvement Corp., District, General, Revenue Bonds, MBIA, 0.000%, 7/1/2013 AA/Aa3	1,145,000	1,104,696
Phoenix Civic Improvement Corp., General, Revenue Bonds, NATL-RE FGIC, 0.000%, 7/1/2013 AA/Aa3	320,000	314,170
Phoenix Civic Improvement Corp., Transportation, Revenue Bonds, NATL-RE-IBC FSA, 5.000%, 7/1/2025 NR/NR; Call 9/15/2010	115,000	115,304
Phoenix Civic Improvement Corp., Water, Revenue Bonds, MBIA, 5.250%, 7/1/2016 AAA/Aa2	135,000	161,150
Pima County Industrial Development Authority, Development, Revenue Bonds, 5.250%, 7/1/2031 AA/Aa2; Call 7/1/2019	1,700,000	1,811,061
Pima County Industrial Development Authority, Education, Revenue Bonds, 6.375%, 7/1/2028 NR/Baa3; Call 7/1/2018	320,000	292,486
Pinal County Elementary School District No. 4 Casa Grande Elementary, School District, GO UT, NATL-RE, 4.000%, 7/1/2016 NR/A1	215,000	231,776
Rio Nuevo Multipurpose Facilities District, General, Revenue Bonds, Assured Guaranty Corp., 5.000%, 7/15/2015 AAA/Aa3	1,075,000	1,194,271
Scottsdale Industrial Development Authority, Medical, Revenue Bonds, 5.000%, 9/1/2018 A-/A3	250,000	274,127
Scottsdale Industrial Development Authority, Medical, Revenue Bonds, 5.250%, 9/1/2030 A-/A3; Call 9/1/2013 (5)	635,000	647,846
State of Arizona, General, Certificate of Participation, AGM, 5.250%, 10/1/2024 AAA/Aa3; Call 10/1/2019	2,000,000	2,255,200
University Medical Center Corp., Medical, Revenue Bonds, 6.250%, 7/1/2029 BBB+/Baa1; Call 7/1/2019	160,000	177,616
University Medical Center Corp., Medical, Revenue Bonds, GO, 5.250%, 7/1/2014 BBB+/Baa1	500,000	538,875
Yuma Municipal Property Corp., Water, Revenue Bonds, XLCA, 5.000%, 7/1/2023 A+/A1; Call 7/1/2017	1,950,000	2,152,351
Yuma Municipal Property Corp., Water, Revenue Bonds, XLCA, 5.000%, 7/1/2025 A+/A1; Call 7/1/2017	1,000,000	1,087,190

		18,724,642

Arkansas — 0.2%
Conway Health Facilities Board, Medical, Revenue Bonds, 5.000%, 8/1/2018 BBB+/NR	885,000	953,189

California — 6.3%
ABC Unified School District, School District, GO UT, MBIA, 5.000%, 2/1/2021 A+/Baa1	500,000	544,440
Anaheim Public Financing Authority, Power, Revenue Bonds, AMBAC, 4.500%, 10/1/2015 NR/WR	350,000	361,862
California Infrastructure & Economic Development Bank, Power, Revenue Bonds, 5.750%, 2/1/2039 A/A1; Call 2/1/2015	600,000	634,596
California Infrastructure & Economic Development Bank, Power, Revenue Bonds, 6.250%, 2/1/2039 A/A1; Call 2/1/2015	500,000	540,860
California Pollution Control Financing Authority, Pollution, Revenue Bonds, FGIC, 4.750%, 12/1/2023 BBB+/A3; Call 6/1/2017 (9)	630,000	628,727
California Statewide Communities Development Authority, Medical, Revenue Bonds, 5.000%, 8/15/2021 A+/A1; Call 8/15/2016	80,000	83,766
City & County of San Francisco, General Obligation, GO UT, 4.625%, 6/15/2030 AA/Aa1; Call 6/15/2015	350,000	362,037
Delhi Unified School District, School District, GO UT, AMBAC, 0.000%, 8/1/2019 NR/WR (5)	645,000	419,366
Fontana Unified School District, School District, GO UT, 0.000%, 12/1/2012 SP-1+/MIG1	1,500,000	1,443,750
Fresno Unified School District, School District, GO UT, MBIA, 5.300%, 2/1/2014 A+/Baa1	290,000	318,881
Fresno Unified School District, School District, GO UT, MBIA, 5.800%, 2/1/2014 A+/Baa1	125,000	139,489
Fresno Unified School District, School District, GO UT, MBIA, 6.000%, 8/1/2026 A+/Baa1	1,400,000	1,609,160
Hawthorne School District, School District, GO UT, 4.000%, 11/15/2010 SP-1+/NR	1,250,000	1,256,100
Jurupa Community Services District, Facilities, Certificate of Participation, 5.000%, 9/1/2029 AA-/NR; Call 9/1/2020	375,000	402,765
Lake Tahoe Unified School District, School District, GO UT, NATL-RE FGIC, 0.000%, 8/1/2016 A+/Aa3	575,000	475,508
Lake Tahoe Unified School District, School District, GO UT, NATL-RE FGIC, 0.000%, 8/1/2017 A+/Aa3	650,000	510,718
Los Angeles Unified School District, School District, GO UT, 5.000%, 7/1/2024 AA-/Aa2; Call 7/1/2019	225,000	253,892
Murrieta Valley Unified School District Public Financing Authority, School District, GO UT, NATL-RE FGIC, 0.000%, 9/1/2020 A+/Aa2	500,000	321,115

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

California (continued)
Oxnard School District, School District, GO UT, MBIA, 5.750%, 8/1/2022 A+/Baa1; Call 2/1/2022	$ 100,000	$ 114,747
Pajaro Valley Unified School District, School District, GO UT, AGM, 0.000%, 8/1/2027 AAA/Aa2	2,220,000	904,583
Pajaro Valley Unified School District, School District, GO UT, AGM, 0.000%, 8/1/2028 AAA/Aa2	2,750,000	1,044,230
Palo Alto Unified School District, School District, GO UT, 0.000%, 8/1/2017 AAA/Aa1	490,000	397,777
Pioneer Union Elementary School District, General, Certificate of Participation, NATL-RE, 5.000%, 8/1/2021 A+/Baa1; Call 8/1/2016	315,000	355,452
Pleasant Valley School District-Ventura County, School District, GO UT, MBIA, 5.850%, 2/1/2020 A+/Baa1	50,000	58,045
Pomona Unified School District, School District, GO UT, MBIA, 6.550%, 8/1/2029 A/Baa1	200,000	238,218
San Gorgonio Memorial Health Care District, Medical, GO UT, 6.500%, 8/1/2014 NR/A1	230,000	251,139
San Gorgonio Memorial Health Care District, Medical, GO UT, 6.500%, 8/1/2015 NR/A1	310,000	339,028
Santa Barbara County College Elementary School District, School District, GO UT, 0.000%, 8/1/2026 AA/NR	135,000	59,188
Santa Barbara County College Elementary School District, School District, GO UT, 0.000%, 8/1/2027 AA/NR	365,000	147,507
Santa Barbara County College Elementary School District, School District, GO UT, 0.000%, 8/1/2029 AA/NR	335,000	117,880
Santa Barbara County College Elementary School District, School District, GO UT, 0.000%, 8/1/2031 AA/NR	470,000	143,933
Santa Barbara County College Elementary School District, School District, GO UT, 0.000%, 8/1/2033 AA/NR	575,000	153,778
Santa Monica Community College District, General Obligation, GO UT, NATL-RE, 0.000%, 8/1/2017 AA/Aa1; Call 8/1/2015	775,000	584,846
Semitropic Improvement District, Water, Revenue Bonds, XLCA, 4.250%, 12/1/2022 AA/WR; Call 12/1/2016	50,000	50,959
Semitropic Improvement District, Water, Revenue Bonds, XLCA, 5.500%, 12/1/2022 AA/WR; Call 12/1/2014	655,000	733,639
Sierra View Local Health Care District, Medical, Revenue Bonds, 3.800%, 7/1/2017 NR/NR	370,000	371,313
Sierra View Local Health Care District, Medical, Revenue Bonds, 4.700%, 7/1/2016 NR/NR	250,000	262,718
Sierra View Local Health Care District, Medical, Revenue Bonds, 4.875%, 7/1/2018 NR/NR; Call 7/1/2017	650,000	674,212
Sierra View Local Health Care District, Medical, Revenue Bonds, 5.250%, 7/1/2022 NR/NR; Call 7/1/2017	1,000,000	1,052,010
Sierra View Local Health Care District, Medical, Revenue Bonds, 5.250%, 7/1/2023 NR/NR; Call 7/1/2017	250,000	261,350
Stockton Unified School District, GO UT, 4.000%, 2/1/2011 SP-1+/NR; Call 10/1/2010	400,000	400,664
Tahoe Forest Hospital District, General Obligation, GO UT, 5.500%, 8/1/2027 NR/Aa3; Call 8/1/2018	1,345,000	1,492,156
Tahoe Forest Hospital District, General Obligation, GO UT, 5.500%, 8/1/2035 NR/Aa3; Call 8/1/2018	1,000,000	1,072,780
Twin Rivers Unified School District, School District, GO UT, 0.000%, 4/1/2014 A+/SP-1+/NR	1,100,000	999,361
University of California, Higher Education, Revenue Bonds, AGM, 5.000%, 5/15/2018 AAA/Aa1; Call 5/15/2013	250,000	280,650
Vallejo City Unified School District, School District, GO UT, MBIA, 5.000%, 2/1/2013 A/Baa1	100,000	103,836
Vallejo City Unified School District, School District, GO UT, MBIA, 5.400%, 2/1/2015 A/Baa1	275,000	289,735
Vallejo City Unified School District, School District, GO UT, MBIA, 5.900%, 2/1/2017 A/Baa1	60,000	66,532
Vallejo City Unified School District, School District, GO UT, MBIA, 5.900%, 2/1/2018 A/Baa1	50,000	55,464
Vallejo City Unified School District, School District, GO UT, MBIA, 5.900%, 8/1/2018 A/Baa1	350,000	390,432
Vallejo City Unified School District, School District, GO UT, MBIA, 5.900%, 8/1/2025 A/Baa1	725,000	774,880
Walnut Creek Elementary School District Contra Costa County, School District, GO UT, 0.000%, 9/1/2022 AA/NR	1,160,000	681,813
Walnut Creek Elementary School District Contra Costa County, School District, GO UT, 0.000%, 9/1/2023 AA/NR	1,560,000	861,713
Yosemite Community College District, General Obligation, GO UT, 0.000%, 8/1/2031 AA-/Aa2	1,400,000	406,672
Yosemite Community College District, General Obligation, GO UT, 0.000%, 8/1/2036 AA-/Aa2	1,000,000	202,470

		26,702,742

Colorado — 3.3%
Arapahoe County Water & Wastewater Public Improvement District, General Obligation, GO UT, NATL-RE, 5.750%, 12/1/2016 A/Baa1; Call 12/1/2012	155,000	170,605
City & County of Denver, Airport, Revenue Bonds, XLCA, 5.000%, 11/15/2023 A+/A1; Call 11/15/2015	200,000	216,712
City of Colorado Springs, Utilities, Revenue Bonds, 4.625%, 11/15/2033 AA/Aa2; Call 11/15/2019	150,000	158,331
Colorado Educational & Cultural Facilities Authority, Education, Revenue Bonds, 6.000%, 4/1/2021 NR/Baa2; Call 4/1/2011	225,000	226,114
Colorado Educational & Cultural Facilities Authority, Education, Revenue Bonds, 6.250%, 3/1/2040 A/NR; Call 3/1/2020	2,000,000	2,222,280
Colorado Educational & Cultural Facilities Authority, Education, Revenue Bonds, 7.400%, 12/1/2038 A/NR; Call 12/1/2018	500,000	594,730
Colorado Educational & Cultural Facilities Authority, Education, Revenue Bonds, XLCA, 5.250%, 6/1/2024 A/Baa3; Call 6/1/2014	750,000	769,132
Colorado Health Facilities Authority, Medical, Revenue Bonds, 5.125%, 11/15/2020 AA-/Aa3; Call 11/15/2016 (4)	555,000	602,591
Colorado Health Facilities Authority, Medical, Revenue Bonds, 5.125%, 11/15/2022 AA-/Aa3; Call 11/15/2016 (4)	225,000	241,060
Colorado Health Facilities Authority, Medical, Revenue Bonds, RADIAN, 5.000%, 5/15/2014 BBB/NR	570,000	596,779

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Colorado (continued)
Colorado Higher Education, General, Certificate of Participation, 5.500%, 11/1/2027 AA-/Aa2; Call 11/1/2018	$ 55,000	$ 70,669
Colorado Higher Education, General, Certificate of Participation, 5.500%, 11/1/2027 AA-/Aa2; Call 11/1/2018	145,000	162,583
County of Boulder, Medical, Revenue Bonds, RADIAN, 5.300%, 12/1/2010 BBB-/Baa2	125,000	125,531
County of Pueblo, Pollution, Revenue Bonds, AMBAC, 5.100%, 1/1/2019 A/Baa1; Call 10/1/2010	750,000	753,420
Denver Health & Hospital Authority, Medical, Revenue Bonds, 5.500%, 12/1/2019 BBB/NR	1,195,000	1,299,551
Denver Health & Hospital Authority, Medical, Revenue Bonds, 5.500%, 12/1/2030 BBB/NR; Call 12/1/2020	240,000	242,393
Denver Urban Renewal Authority, General, Tax Allocation, 5.000%, 12/1/2025 NR/Aa3; Call 12/1/2015	1,350,000	1,446,849
Dove Valley Metropolitan District, Development, GO UT, AGM, 5.000%, 11/1/2025 AAA/Aa3; Call 11/1/2015	2,000,000	2,156,120
Fronterra Village Metropolitan District, Development, GO, CIFG, 4.250%, 12/1/2017 NR/WR; Call 12/1/2016	125,000	117,714
Mckay Landing Metropolitan District No. 2, Development, GO UT, AMBAC, 5.000%, 12/1/2026 NR/NR; Call 12/1/2016	390,000	379,817
Public Authority for Colorado Energy, General, Revenue Bonds, 5.750%, 11/15/2018 A/A2	590,000	635,867
Sand Creek Metropolitan District, Development, GO, XLCA, 5.000%, 12/1/2014 NR/WR; Call 12/1/2013	150,000	155,762
Sand Creek Metropolitan District, Development, GO, XLCA, 5.000%, 12/1/2016 NR/WR; Call 12/1/2013	250,000	255,762
Sand Creek Metropolitan District, Development, GO, XLCA, 5.000%, 12/1/2017 NR/WR; Call 12/1/2013	50,000	50,849
Southlands Metropolitan District No. 1, Development, GO, RADIAN, 4.750%, 12/1/2027 NR/WR; Call 12/1/2017	100,000	85,521
Tower Metropolitan District, Development, GO UT, RADIAN, 4.000%, 12/1/2020 NR/WR; Call 12/1/2015	100,000	90,334

		13,827,076

Connecticut — 0.2%
Connecticut Housing Finance Authority, Housing, Revenue Bonds, 5.550%, 11/15/2027 AAA/Aaa; Call 5/15/2018 (9)	195,000	204,563
State of Connecticut, General, Revenue Bonds, 4.250%, 2/1/2015 AA/Aa3	750,000	850,755

		1,055,318

Delaware — 0.1%
Delaware State Housing Authority, Single Family Housing, Revenue Bonds, 5.000%, 1/1/2026 NR/Aa1; Call 7/1/2019 (9)	365,000	383,582

District of Columbia — 0.1%
District of Columbia, General Obligation, GO UT, AGM, 5.000%, 6/1/2022 AAA/Aa2; Call 12/1/2017	250,000	282,503

Florida — 8.8%
Alachua County Health Facilities Authority, Medical, Revenue Bonds, 6.500%, 12/1/2019 A/A2; Call 12/1/2018	75,000	86,234
Citizens Property Insurance Corp., General, Revenue Bonds, 5.000%, 6/1/2016 A+/A2	700,000	753,795
Citizens Property Insurance Corp., General, Revenue Bonds, AGM, 5.000%, 6/1/2017 AAA/Aa3	1,000,000	1,084,360
Citizens Property Insurance Corp., General, Revenue Bonds, Assured Guaranty Corp., 5.000%, 6/1/2016 AAA/Aa3	400,000	432,472
Citizens Property Insurance Corp., General, Revenue Bonds, GO, 5.000%, 6/1/2011 A+/A2	600,000	613,488
Citizens Property Insurance Corp., Power, Revenue Bonds, 2.050%, 6/1/2013 A+/A2 (4)	3,000,000	2,972,910
City of Cape Coral, Water, Revenue Bonds, AMBAC, 3.700%, 10/1/2013 BBB+/A1	200,000	209,730
City of Gainesville, General, Revenue Bonds, AMBAC, 5.500%, 8/1/2017 NR/A2	1,000,000	1,135,590
City of Gulf Breeze, General, Revenue Bonds, 5.000%, 12/1/2023 A+/Aa3; Call 12/1/2020	2,000,000	2,219,900
City of Gulf Breeze, General, Revenue Bonds, FGIC, 6.050%, 12/1/2013 NR/NR/WR; Call 10/1/2010 (4)	1,475,000	1,481,136
City of Lake City, Utilities, Revenue Bonds, AGM, 4.125%, 7/1/2028 AAA/Aa3; Call 7/1/2020	500,000	505,825
City of Sunrise, Utilities, Revenue Bonds, AMBAC, 5.500%, 10/1/2015 NR/WR	125,000	138,609
City of Tampa, General, Revenue Bonds, AMBAC, 0.000%, 4/1/2017 NR/Aa3	240,000	188,573
County of Brevard, General Obligation, GO, AMBAC, 5.000%, 7/1/2015 NR/WR	500,000	542,040
County of Miami-Dade, Airport, Revenue Bonds, Assured Guaranty Corp., 5.000%, 10/1/2029 AAA/Aa3; Call 10/1/2019	400,000	424,864
County of Miami-Dade, Airport, Revenue Bonds, Assured Guaranty Corp., 5.500%, 10/1/2024 AAA/Aa3; Call 10/1/2018 (9)	1,500,000	1,618,500
County of Miami-Dade, General Obligation, GO UT, NATL-RE, 5.125%, 10/1/2021 A/Aa2; Call 10/1/2010	300,000	300,921
County of Miami-Dade, Transportation, Revenue Bonds, 5.500%, 10/1/2026 A-/A2; Call 10/1/2020	2,500,000	2,806,225
County of Miami-Dade, Utilities, Revenue Bonds, 5.000%, 10/1/2028 A+/Aa2; Call 10/1/2020	2,000,000	2,202,860
County of Miami-Dade, Water, Revenue Bonds, BHAC, 6.000%, 10/1/2023 AA+/Aa1; Call 10/1/2018	1,000,000	1,230,700
County of Polk, General, Revenue Bonds, NATL-RE, 5.000%, 12/1/2016 A+/Baa1	625,000	694,544
Emerald Coast Utilities Authority, Water, Revenue Bonds, NATL-RE FGIC, 5.250%, 1/1/2026 A/WR; Call 1/1/2016	1,000,000	1,061,360

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Florida (continued)
Florida Housing Finance Corp., Housing, Revenue Bonds, GNMA/FHLMC/FNMA, 5.000%, 7/1/2028 NR/Aaa; Call 1/1/2020	$1,000,000	$ 1,074,050
Florida Housing Finance Corp., Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 5.250%, 7/1/2028 AA+/Aa1; Call 1/1/2018	860,000	905,253
Florida Housing Finance Corp., Single Family Housing, Revenue Bonds, 5.000%, 7/1/2034 AA+/Aa1; Call 7/1/2012 (9)	200,000	201,838
Florida Hurricane Catastrophe Fund Finance Corp., General, Revenue Bonds, 5.000%, 7/1/2013 AA-/Aa3	500,000	539,595
Florida Hurricane Catastrophe Fund Finance Corp., General, Revenue Bonds, 5.000%, 7/1/2014 AA-/Aa3	600,000	657,858
Florida Municipal Power Agency, Power, Revenue Bonds, 5.500%, 10/1/2019 NR/A1	250,000	300,882
Florida State Board of Education, Education, Revenue Bonds, MBIA, 5.000%, 7/1/2019 AAA/A1; Call 7/1/2012	2,000,000	2,134,620
Florida State Department of Transportation, Transportation, Revenue Bonds, FSA, 4.750%, 7/1/2022 AAA/Aa3; Call 7/1/2014	1,500,000	1,589,670
Fort Pierce, General, Revenue Bonds, Assured Guaranty Corp., 5.875%, 9/1/2028 AAA/Aa3; Call 9/1/2018	500,000	561,425
Greater Orlando Aviation Authority, Airport, Revenue Bonds, FSA, 5.000%, 10/1/2019 AAA/Aa3; Call 10/1/2017 (9)	200,000	218,528
Highlands County Health Facilities Authority, Medical, Revenue Bonds, 6.100%, 11/15/2013 AA-/Aa3 (4)	750,000	859,312
Hillsborough County Aviation Authority, Airport, Revenue Bonds, NATL-RE, 5.000%, 10/1/2015 A+/Aa3	200,000	226,762
Hillsborough County Industrial Development Authority, Pollution, Revenue Bonds, 5.650%, 5/15/2018 BBB/Baa1 (4)	500,000	571,945
Hillsborough County Industrial Development Authority, Pollution, Revenue Bonds, AMBAC, 5.000%, 3/15/2012 BBB/Baa1 (4)	875,000	918,225
Miami Health Facilities Authority, Medical, Revenue Bonds, 4.500%, 11/15/2014 A/A1; Call 11/15/2013	570,000	615,600
Orange County Health Facilities Authority, Medical, Revenue Bonds, 5.250%, 10/1/2035 A/A2; Call 10/1/2018	300,000	304,323
Polk County Housing Finance Authority, Multi-Family Housing, Revenue Bonds, GNMA, 5.000%, 9/1/2029 NR/Aaa; Call 8/1/2020	150,000	157,284
Port St. Lucie Community Redevelopment Agency, General, Tax Allocation, NATL-RE, 4.000%, 1/1/2015 A+/Baa1; Call 1/1/2014	200,000	213,078
Port St. Lucie, General, Certificate of Participation, Assured Guaranty Corp., 6.250%, 9/1/2027 AAA/Aa3; Call 9/1/2018	500,000	568,270
Putnam County Development Authority, Power, Revenue Bonds, AMBAC, 5.350%, 5/1/2018 A-/A3 (4)	445,000	489,211
St. Johns County School Board, General, Certificate of Participation, NATL-RE, 5.000%, 7/1/2018 A+/A1; Call 7/1/2016	150,000	164,077
Sunrise Excise Tax & Special Assessment, General, Revenue Bonds, NATL-RE, 0.000%, 10/1/2019 A/Baa1	480,000	324,202
Sunrise Excise Tax & Special Assessment, Utilities, Revenue Bonds, AMBAC, 5.500%, 10/1/2018 NR/WR	575,000	701,103
Village Community Development District No. 5, Development, Special Assessment, 6.500%, 5/1/2033 A+/NR; Call 5/1/2013	105,000	108,464

		37,110,211

Georgia — 3.2%
City of Atlanta, Water, Revenue Bonds, NATL-RE FGIC, 5.500%, 11/1/2022 A/A1	1,000,000	1,182,890
DeKalb County Hospital Authority, Medical, Revenue Bonds, 6.000%, 9/1/2030 NR/NR; Call 9/1/2020	500,000	517,470
East Point Building Authority, Water, Revenue Bonds, XLCA, 4.500%, 2/1/2025 NR/WR; Call 2/1/2016	500,000	430,035
East Point Building Authority, Water, Revenue Bonds, XLCA, 5.000%, 2/1/2017 NR/WR	575,000	582,521
Gainesville & Hall County Hospital Authority, Medical, Revenue Bonds, 4.000%, 2/15/2020 A-/NR	805,000	795,002
Gainesville & Hall County Hospital Authority, Medical, Revenue Bonds, CNTY GTD, 4.750%, 2/15/2030 A+/NR; Call 2/15/2020	2,000,000	2,019,680
Georgia Higher Education Facilities Authority, Education, Revenue Bonds, Assured Guaranty Corp., 5.000%, 6/15/2038 AAA/Aa3; Call 6/15/2020	200,000	208,474
Main Street Natural Gas, Inc., General, Revenue Bonds, 5.250%, 9/15/2018 A/A2	250,000	264,245
Medical Center Hospital Authority, Medical, Revenue Bonds, AGC, 6.500%, 8/1/2038 AAA/NR; Call 8/1/2018	250,000	273,900
Medical Center Hospital Authority, Medical, Revenue Bonds, AGM, 4.125%, 8/1/2024 AAA/Aa3; Call 8/1/2020 (5)	250,000	251,918
Medical Center Hospital Authority, Medical, Revenue Bonds, AGM, 4.250%, 8/1/2025 AAA/Aa3; Call 8/1/2020 (5)	1,270,000	1,285,354
Medical Center Hospital Authority, Medical, Revenue Bonds, AGM, 4.750%, 8/1/2032 AAA/Aa3; Call 8/1/2020 (5)	250,000	254,343
Municipal Electric Authority of Georgia, Power, Revenue Bonds, 4.375%, 11/1/2029 A/A1; Call 11/1/2020	600,000	616,590
Municipal Electric Authority of Georgia, Power, Revenue Bonds, 5.750%, 1/1/2019 A/A2; Call 7/1/2018	1,215,000	1,478,679
Richmond County Hospital Authority, General, Revenue Bonds, 5.250%, 1/1/2029 A+/A1; Call 1/1/2019	1,250,000	1,295,187
Richmond County Hospital Authority, General, Revenue Bonds, 5.375%, 1/1/2029 A+/A1; Call 1/1/2019	1,000,000	1,041,110

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Georgia (continued)
South Georgia Governmental Services Authority, Development, Revenue Bonds, MBIA, 5.000%, 1/1/2020 A/WR; Call 1/1/2014	$ 300,000	$ 323,394
Spalding County, Water, Revenue Bonds, 6.125%, 9/1/2028 NR/Aa3; Call 9/1/2018	500,000	585,515

		13,406,307

Hawaii — 0.4%
City & County of Honolulu, Water, Revenue Bonds, NATL-RE FGIC, 5.000%, 7/1/2024 AA-/Aa2; Call 7/1/2015	1,000,000	1,101,510
Hawaii State Department of Budget & Finance, Power, Revenue Bonds, NATL-RE, 4.950%, 4/1/2012 A/Baa1	450,000	471,227

		1,572,737

Idaho — 1.1%
Boise-Kuna Irrigation District, Power, Revenue Bonds, 5.875%, 6/1/2022 NR/A3; Call 6/1/2018	200,000	225,886
Boise-Kuna Irrigation District, Power, Revenue Bonds, 7.375%, 6/1/2034 NR/A3; Call 6/1/2018	340,000	392,469
Idaho Housing & Finance Association, Single Family Housing, Revenue Bonds, 5.150%, 7/1/2022 NR/Aa3; Call 1/1/2013 (9)	515,000	524,909
Idaho Housing & Finance Association, Single Family Housing, Revenue Bonds, 5.150%, 7/1/2023 NR/Aa3; Call 7/1/2012 (9)	190,000	192,398
Idaho Housing & Finance Association, Single Family Housing, Revenue Bonds, 5.500%, 1/1/2021 NR/Aa3; Call 7/1/2011 (9)	155,000	156,410
Idaho Housing & Finance Association, Single Family Housing, Revenue Bonds, 5.500%, 7/1/2021 NR/Aa3; Call 1/1/2012 (9)	90,000	90,911
Idaho Housing & Finance Association, Single Family Housing, Revenue Bonds, 5.550%, 7/1/2021 NR/Aa3; Call 1/1/2012 (9)	280,000	289,915
Idaho Housing & Finance Association, Single Family Housing, Revenue Bonds, 5.600%, 7/1/2021 NR/Aa3; Call 1/1/2012 (9)	265,000	269,176
University of Idaho, Higher Education, Revenue Bonds, 5.250%, 4/1/2021 A+/Aa3 (4)(5)	2,500,000	2,690,900

		4,832,974

Illinois — 12.3%
Bryant, Development, Revenue Bonds, 5.900%, 8/1/2023 BBB+/Baa1; Call 10/1/2010	680,000	682,305
Chicago Public Building Commission Building, Facilities, Revenue Bonds, AMBAC, 5.000%, 3/1/2017 A/A1	115,000	130,953
Chicago Transit Authority, Transportation, Revenue Bonds, Assured Guaranty Corp., 5.250%, 6/1/2022 AAA/Aa3; Call 6/1/2018	1,500,000	1,684,215
City of Chicago, Airport, Revenue Bonds, NATL-RE, 5.250%, 1/1/2024 A/A1; Call 1/1/2016	2,025,000	2,179,467
City of Chicago, General Obligation, GO UT, NATL-RE, 0.000%, 1/1/2020 AA-/Aa3; Call 1/1/2016	1,000,000	1,109,580
City of Quincy, Medical, Revenue Bonds, 5.000%, 11/15/2012 A-/A3	185,000	193,416
City of Springfield, Power, Revenue Bonds, NATL-RE, 5.000%, 3/1/2022 AA-/Aa3; Call 3/1/2017	3,500,000	3,866,800
Cook County Community High School District No. 219-Niles Township, School District, GO UT, FSA, 5.000%, 12/1/2025 AAA/Aa2; Call 12/1/2017	2,605,000	2,888,163
Cook County Community High School District No. 219-Niles Township, School District, GO UT, NATL-RE, 0.000%, 12/1/2020 NR/Baa1	35,000	23,257
Cook County School District No. 123-Oak Lawn, School District, GO UT, NATL-RE, 0.000%, 12/1/2019 A/A1	1,440,000	995,803
Cook County School District No. 130 Blue Island, School District, GO, XLCA, 4.250%, 6/1/2013 NR/WR	500,000	529,470
Cook County School District No. 144 Prairie Hills, School District, GO UT, 5.500%, 12/1/2013 NR/A1; Call 9/1/2010	2,435,000	2,435,000
Cook County School District No. 144 Prairie Hills, School District, GO UT, 5.625%, 12/1/2014 NR/A1; Call 9/1/2010	1,200,000	1,200,000
Cook County School District No. 144 Prairie Hills, School District, GO, AGM, 4.750%, 12/1/2029 NR/Aa3; Call 12/1/2020	3,390,000	3,419,900
Cook County School District No. 159 Matteson-Richton Park, School District, GO UT, FSA, 0.000%, 12/1/2016 NR/Aa3	300,000	244,995
County of St. Clair, General Obligation, GO UT, 5.250%, 10/1/2027 AA/Aa2; Call 10/1/2019	900,000	1,012,617
Des Plaines Valley Public Library District, Facilities, GO UT, 5.500%, 1/1/2030 AA-/NR; Call 1/1/2020	2,000,000	2,249,760
Du Page County School District No. 12 Roselle, School District, GO UT, NATL-RE, 5.000%, 1/1/2016 NR/Baa1	440,000	492,206
Illinois Finance Authority, General, Revenue Bonds, 5.250%, 3/1/2019 A+/A1	250,000	291,700
Illinois Finance Authority, Medical, Revenue Bonds, 5.750%, 11/15/2033 A/A3; Call 11/15/2017	960,000	987,226
Illinois Finance Authority, Medical, Revenue Bonds, 7.125%, 11/15/2037 A/A3; Call 5/15/2019	530,000	596,663
Illinois Finance Authority, Medical, Revenue Bonds, AMBAC, 5.500%, 2/1/2040 A+/A2; Call 2/1/2018	75,000	76,181
Illinois Finance Authority, Medical, Revenue Bonds, AMBAC, 6.250%, 2/1/2033 A+/A2; Call 2/1/2018	75,000	80,455
Illinois Finance Authority, Medical, Revenue Bonds, Assured Guaranty Corp., 5.250%, 8/15/2019 AAA/NR	250,000	282,747

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Illinois Finance Authority, Utilities, Revenue Bonds, BHAC, 4.875%, 11/1/2018 AAA/Aaa; Call 11/1/2013 (4)(9)	$1,255,000	$ 1,286,777
Illinois Municipal Electric Agency, Power, Revenue Bonds, MBIA, 5.250%, 2/1/2019 A+/A1; Call 2/1/2017	1,000,000	1,137,180
Illinois Municipal Electric Agency, Power, Revenue Bonds, NATL-RE FGIC, 5.250%, 2/1/2024 A+/A1; Call 2/1/2017	1,000,000	1,100,290
Kendall, Kane & Will Counties High School District No. 18, School District, GO UT, FSA, 5.250%, 10/1/2016 NR/Aa2; Call 10/1/2014	925,000	1,059,328
Lake County Community Consolidated School District No. 46-Grayslake, School District, GO UT, NATL-RE FGIC, 0.000%, 12/1/2018 AA+/WR	275,000	207,928
Lake County Community High School District No. 117 Antioch, School District, GO UT, NATL-RE FGIC, 0.000%, 12/1/2019 NR/WR	100,000	69,028
Lake County Community Unit School District No. 116 Round Lake, School District, GO UT, XLCA, 4.500%, 1/15/2018 NR/A1; Call 1/15/2015	500,000	521,920
Lake County School District No. 33, School District, GO UT, XLCA, 0.000%, 12/1/2026 NR/WR	525,000	238,376
Lake County School District No. 33, School District, GO UT, XLCA, 0.000%, 12/1/2028 NR/WR	335,000	131,541
Lake County School District No. 38-Big Hallow, School District, GO UT, AMBAC, 0.000%, 2/1/2013 NR/WR	200,000	187,520
Lake County School District No. 38-Big Hallow, School District, GO UT, AMBAC, 0.000%, 2/1/2021 NR/WR	300,000	183,084
Lake County School District No. 38-Big Hallow, School District, GO UT, AMBAC, 0.000%, 2/1/2023 NR/WR	100,000	53,915
McHenry & Kane Counties Community Consolidated School District 158, School District, GO UT, NATL-RE, 0.000%, 1/1/2015 NR/Baa1	100,000	87,200
McHenry & Kane Counties Community Consolidated School District 158, School District, GO UT, NATL-RE, 0.000%, 1/1/2017 NR/Baa1	210,000	166,108
Northern Illinois Municipal Power Agency, Power, Revenue Bonds, NATL-RE, 5.000%, 1/1/2020 NR/A2; Call 1/1/2018	1,500,000	1,670,910
Regional Transit Authority, General, Revenue Bonds, 1.400%, 6/1/2025 A-1+/Aa3/P-1; Call 9/1/2010 (4)	2,000,000	2,000,000
Rock Island County Metropolitan Airport Authority, General Obligation, GO UT, Assured Guaranty Corp., 5.000%, 12/1/2019 AAA/Aa3 (9)	1,040,000	1,094,174
Rock Island County Metropolitan Airport Authority, General Obligation, GO UT, Assured Guaranty Corp., 5.000%, 12/1/2020 AAA/Aa3 (9)	1,095,000	1,139,468
Rock Island County Metropolitan Airport Authority, General Obligation, GO UT, Assured Guaranty Corp., 5.000%, 12/1/2021 AAA/Aa3 (9)	815,000	838,977
Sangamon Logan & Menard Counties Community Unit School District No. 15, School District, GO UT, FSA, 0.000%, 1/1/2016 NR/Aa3	650,000	559,325
Southern Illinois University, Higher Education, Revenue Bonds, NATL-RE, 0.000%, 4/1/2022 A/A2	100,000	60,623
Stephenson County School District No. 145-Freeport, School District, GO, AMBAC, 0.000%, 1/1/2018 NR/A1	515,000	379,236
Stephenson-Jo Daviess Counties Community Unit School District No. 200, School District, GO UT, NATL-RE, 0.000%, 2/1/2016 NR/Baa1	535,000	417,188
University of Illinois, Higher Education, Revenue Bonds, AMBAC, 5.250%, 4/1/2013 AA-/Aa2	1,060,000	1,167,219
Village of Bolingbrook, General Obligation, GO UT, AGM, 5.000%, 1/1/2025 NR/Aa3; Call 1/1/2020	1,425,000	1,550,001
Village of Elwood, General Obligation, GO UT, RADIAN, 0.000%, 3/1/2026 A/WR; Call 3/1/2016	1,000,000	409,250
Village of Franklin Park, General Obligation, GO UT, AMBAC, 5.000%, 7/1/2016 NR/WR; Call 1/1/2014	1,065,000	1,090,805
Village of Hoffman Estates, General Obligation, GO UT, 5.250%, 12/1/2025 AA+/Aa1; Call 12/1/2018	175,000	201,766
Village of Justice, General Obligation, GO UT, AMBAC, 0.000%, 1/1/2014 NR/WR	545,000	489,557
Village of Justice, General Obligation, GO UT, AMBAC, 0.000%, 1/1/2015 NR/WR	345,000	294,133
Village of Maywood, General Obligation, GO UT, XLCA, 5.000%, 1/1/2021 NR/A1; Call 1/1/2015	385,000	402,163
Village of Melrose Park, General Obligation, GO UT, NATL-RE FGIC, 0.000%, 12/15/2015 NR/WR	155,000	123,991
Village of Melrose Park, General Obligation, GO UT, NATL-RE FGIC, 0.000%, 12/15/2019 NR/WR	40,000	26,391
Village of South Chicago Heights, General Obligation, GO UT, NATL-RE FGIC, 0.000%, 11/1/2016 A/WR	505,000	417,049
Will County Community School District No. 161 Summit Hill, School District, GO UT, NATL-RE FGIC, 0.000%, 1/1/2017 NR/WR	750,000	576,907
Will County Community Unit School District No. 201 Crete-Monee, School District, GO UT, NATL-RE FGIC, 0.000%, 11/1/2021 A+/WR	200,000	127,564
Will County Community Unit School District No. 201 Crete-Monee, School District, GO UT, NATL-RE FGIC, 0.000%, 11/1/2022 A+/WR	250,000	150,088
Will County School District No. 114, School District, GO UT, NATL-RE FGIC, 0.000%, 12/1/2015 NR/WR	50,000	42,027
Will County School District No. 114, School District, GO UT, NATL-RE FGIC, 0.000%, 12/1/2017 NR/WR	870,000	657,650
Will County School District No. 114, School District, GO UT, NATL-RE FGIC, 0.000%, 12/1/2020 NR/WR	750,000	486,990
Will County Unit School District No. 200-U Beecher, School District, GO UT, AMBAC, 5.000%, 11/1/2018 NR/A1; Call 11/1/2015	740,000	805,446
Will, Grundy, Livingston, Cook, Kendall, LaSalle & Kankakee Counties Community College District No. 525, General Obligation, GO UT, 5.750%, 6/1/2023 AA/NR; Call 6/1/2018	315,000	373,256
Will, Grundy, Livingston, Cook, Kendall, LaSalle & Kankakee Counties Community College District No. 525, General Obligation, GO UT, 5.750%, 6/1/2028 AA/NR; Call 6/1/2018	275,000	314,834

		51,950,062

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Indiana — 4.7%
Anderson School Building Corp., School District, Revenue Bonds, AMBAC, 5.000%, 7/15/2026 AA+/NR; Call 1/15/2016	$ 680,000	$ 725,370
Brownsburg Redevelopment Authority, General, Tax Allocation, 2.000%, 8/1/2012 AA-/NR	95,000	96,594
Carmel Redevelopment Authority, General, Revenue Bonds, 5.000%, 7/1/2023 AA-/Aa2; Call 7/1/2020	350,000	400,844
Carmel Redevelopment Authority, General, Revenue Bonds, NATL-RE, 5.000%, 7/1/2021 AA-/Aa2; Call 7/1/2016	200,000	219,886
County of St. Joseph, Nursing Homes, Revenue Bonds, 2.000%, 9/1/2017 A-/A-2/NR; Call 9/1/2010 (4)	2,970,000	2,970,000
Dyer Redevelopment Authority Economic Development Lease Rent, General Obligation, Revenue Bonds, CIFG, 5.250%, 7/15/2021 A+/WR; Call 7/15/2015	400,000	434,040
Dyer Redevelopment Authority, General Obligation, Revenue Bonds, CIFG, 5.250%, 7/15/2023 A+/WR; Call 7/15/2015	1,225,000	1,316,140
Fishers Redevelopment District, General, Revenue Bonds, 5.125%, 7/15/2026 AA/NR; Call 1/15/2020	1,875,000	2,005,069
Fishers Redevelopment District, General, Revenue Bonds, 5.250%, 7/15/2023 AA/NR; Call 1/15/2020	1,605,000	1,778,886
Hendricks County Redevelopment District, Development, Tax Allocation, 6.000%, 1/1/2022 NR/Baa2; Call 1/1/2016	780,000	825,739
Indiana Development Finance Authority, Pollution, Revenue Bonds, 4.700%, 10/1/2015 BBB/NR; Call 10/1/2015 (4)(9)	550,000	567,006
Indiana Finance Authority, Education, Revenue Bonds, 6.000%, 10/1/2021 BBB-/NR; Call 10/1/2019	500,000	533,100
Indiana Finance Authority, Pollution, Revenue Bonds, AMBAC, 4.550%, 12/1/2024 BBB/A3; Call 12/1/2016	1,650,000	1,678,611
Indiana Finance Authority, Transportation, Revenue Bonds, AMBAC, 0.000%, 6/1/2018 AA+/Aa1	175,000	139,916
Indiana Municipal Power Agency, Power, Revenue Bonds, 5.250%, 1/1/2024 A+/A1; Call 1/1/2019	500,000	570,075
Indianapolis Airport Authority, Airport, Revenue Bonds, 4.000%, 1/1/2020 A/A1	255,000	268,594
Indianapolis Airport Authority, Airport, Revenue Bonds, 4.000%, 1/1/2021 A/A1; Call 1/1/2020	150,000	156,283
Lake County Public Library District, General Obligation, GO UT, AMBAC, 4.500%, 8/1/2017 A/WR; Call 2/1/2014	1,000,000	1,077,220
Merrillville Multi-School Building Corp., School District, Revenue Bonds, NATL-RE, 0.000%, 1/15/2015 A/Baa1	750,000	633,600
Merrillville Multi-School Building Corp., School District, Revenue Bonds, NATL-RE FGIC, 5.000%, 7/15/2024 A/WR; Call 7/15/2015	425,000	456,038
North Central Campus School Building Corp., School District, Revenue Bonds, AGM, 5.250%, 7/15/2022 AAA/Aa3; Call 7/15/2018	1,000,000	1,142,280
North Gibson Multi-School Building Corp., School District, Revenue Bonds, 5.000%, 7/15/2026 AA+/NR; Call 1/15/2020	1,000,000	1,129,100
Rush County Elementary School Building Corp., School District, Revenue Bonds, State Aid Withholding, 5.250%, 7/15/2021 AA+/NR; Call 1/15/2019	565,000	653,897

		19,778,288

Iowa — 0.8%
Cedar Rapids Community School District, Education, Revenue Bonds, 5.000%, 7/1/2030 A/NR; Call 7/1/2019	1,650,000	1,745,188
Iowa Finance Authority, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 5.000%, 1/1/2038 AAA/Aaa; Call 1/1/2019	1,465,000	1,574,978

		3,320,166

Kansas — 1.1%
City of Salina, Medical, Revenue Bonds, 5.000%, 10/1/2018 NR/A1; Call 4/1/2016	350,000	379,152
Kansas Development Finance Authority, Medical, Revenue Bonds, 5.750%, 11/15/2034 AA-/Aa3; Call 11/15/2014	600,000	671,292
Miami County Unified School District No. 416, School District, GO UT, NATL-RE, 5.000%, 9/1/2019 A/Baa1; Call 9/1/2016	1,240,000	1,367,261
Sedgwick & Shawnee Counties, Single Family Housing, Revenue Bonds, FNMA/GNMA/FHLMC, 5.250%, 12/1/2038 NR/Aaa; Call 12/1/2016 (9)	490,000	515,245
Sedgwick & Shawnee Counties, Single Family Housing, Revenue Bonds, GNMA/FNMA, 5.450%, 6/1/2027 NR/Aaa; Call 6/1/2013 (9)	735,000	768,913
Sedgwick & Shawnee Counties, Single Family Housing, Revenue Bonds, GNMA/FNMA, 5.750%, 12/1/2037 NR/Aaa; Call 12/1/2015 (9)	190,000	193,779
Sedgwick & Shawnee Counties, Single Family Housing, Revenue Bonds, GNMA/FNMA COLL, 5.650%, 12/1/2036 NR/Aaa; Call 12/1/2014 (9)	550,000	574,370

		4,470,012

Kentucky — 0.4%
Kentucky Housing Corp., Housing, Revenue Bonds, 5.125%, 7/1/2025 AAA/Aaa; Call 1/1/2020 (9)	500,000	510,940
Kentucky Housing Corp., Single Family Housing, Revenue Bonds, FHA, 5.750%, 7/1/2039 AAA/Aaa; Call 1/1/2019	975,000	1,047,725

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Kentucky (continued)
Kentucky State Property & Buildings Commission, Facilities, Revenue Bonds, MBIA, 5.000%, 8/1/2018 A+/Aa2	$ 205,000	$ 243,680

		1,802,345

Louisiana — 0.6%
City of New Orleans, General Obligation, GO UT, AMBAC, 0.000%, 9/1/2015 NR/A3	25,000	20,523
Louisiana Housing Finance Agency, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 6.550%, 6/1/2040 NR/Aaa; Call 6/1/2018	1,470,000	1,562,081
Louisiana Public Facilities Authority, Development, Revenue Bonds, 7.000%, 12/1/2011 BBB/Baa2; Call 12/1/2011 (4)	500,000	532,990
State of Louisiana, General Obligation, GO UT, CIFG, 5.000%, 7/15/2017 AA-/Aa2; Call 7/15/2016	250,000	290,565

		2,406,159

Maryland — 0.3%
Maryland Community Development Administration, Single Family Housing, Revenue Bonds, 6.000%, 3/1/2041 NR/Aa2; Call 3/1/2016 (9)	150,000	159,674
Maryland Health & Higher Educational Facilities Authority, Medical, Revenue Bonds, 4.500%, 5/15/2032 A+/Aa3; Call 5/15/2020	500,000	513,025
Maryland Health & Higher Educational Facilities Authority, Medical, Revenue Bonds, 4.500%, 5/15/2033 A+/Aa3; Call 5/15/2020	700,000	715,428

		1,388,127

Massachusetts — 2.1%
Massachusetts Educational Financing Authority, Education, Revenue Bonds, 4.750%, 1/1/2016 AA/NR	500,000	532,620
Massachusetts Educational Financing Authority, Education, Revenue Bonds, 5.000%, 1/1/2017 AA/NR	650,000	699,147
Massachusetts Educational Financing Authority, Education, Revenue Bonds, 5.250%, 1/1/2019 AA/NR	1,000,000	1,081,120
Massachusetts Educational Financing Authority, Student Loan, Revenue Bonds, 4.000%, 1/1/2016 AA/NR	700,000	737,030
Massachusetts Educational Financing Authority, Student Loan, Revenue Bonds, 5.100%, 1/1/2018 AA/NR (9)	310,000	326,027
Massachusetts Health & Educational Facilities Authority, Higher Education, Revenue Bonds, 5.000%, 10/1/2020 A+/A2; Call 10/1/2017	500,000	565,030
Massachusetts Health & Educational Facilities Authority, Medical, Revenue Bonds, 5.000%, 7/1/2024 AA/Aa2; Call 7/1/2019	3,105,000	3,408,917
Massachusetts Municipal Wholesale Electric Co., Power, Revenue Bonds, MBIA, 0.333%, 7/1/2018 A/A3; Call 9/7/2010 (4)	1,875,000	1,640,625
Massachusetts Municipal Wholesale Electric Co., Power, Revenue Bonds, NATL-RE, 0.380%, 7/1/2017 A/A3; Call 9/1/2010 (4)	35,000	30,625

		9,021,141

Michigan — 3.8%
Allen Park Brownfield Redevelopment Authority, General Obligation, GO, AMBAC, 4.250%, 5/1/2016 BBB/WR	300,000	304,665
Bay City School District, School District, GO UT, AGM Q-SBLF, 5.000%, 5/1/2025 AAA/Aa2; Call 5/1/2016	1,000,000	1,079,580
Berrien Springs Public Schools, School District, GO UT, NATL-RE, 4.250%, 5/1/2016 NR/Baa1; Call 5/1/2015	560,000	590,716
City of Detroit, General Obligation, GO UT, AGM, 5.000%, 4/1/2017 AAA/Aa3; Call 10/1/2010	50,000	50,295
City of Detroit, Water, Revenue Bonds, NATL-RE, 5.000%, 7/1/2016 A/Aa3 (4)	725,000	811,427
City of Detroit, Water, Revenue Bonds, NATL-RE, 5.250%, 7/1/2022 A/Aa3; Call 7/1/2017 (4)	1,100,000	1,194,380
City of Warren, General Obligation, GO, NATL-RE, 4.200%, 10/1/2018 AA/Baa1; Call 10/1/2015	250,000	266,455
Cook & Thorburn Drain District, General Obligation, GO, 3.700%, 5/1/2021 AA+/NR; Call 5/1/2019	245,000	259,524
Detroit City School District, School District, GO UT, AMBAC Q-SBLF, 6.500%, 5/1/2011 NR/Aa3	200,000	206,212
East Grand Rapids Public School District, School District, GO UT, AGM Q-SBLF, 5.000%, 5/1/2019 AAA/Aa2; Call 5/1/2014 (5)	2,155,000	2,375,672
Ferndale Public Schools, School District, GO UT, NATL-RE FGIC Q-SBLF, 5.000%, 5/1/2019 AA-/Aa2; Call 5/1/2014	485,000	513,707
Michigan Public Educational Facilities Authority, Education, Revenue Bonds, 5.250%, 6/1/2015 BBB-/NR	250,000	256,838
Michigan Public Educational Facilities Authority, Education, Revenue Bonds, 6.000%, 6/1/2020 BBB-/NR	380,000	393,277
Michigan Public Power Agency, Power, Revenue Bonds, NATL-RE, 5.250%, 1/1/2014 AA/A1	150,000	169,023
Michigan Public Power Agency, Power, Revenue Bonds, NATL-RE, 5.250%, 1/1/2017 AA/A1	375,000	435,232
Michigan Strategic Fund, Pollution, Revenue Bonds, 2.800%, 12/1/2013 BBB/A-2/NR (4)	1,000,000	1,005,850
Pontiac, School District, GO, CIFG, 5.000%, 5/1/2017 A+/NR; Call 5/1/2016	300,000	321,960
Southgate Community School District, School District, GO UT, NATL-RE FGIC Q-SBLF, 5.000%, 5/1/2019 AA-/Aa2; Call 5/1/2015	1,000,000	1,072,400
State of Michigan, Transportation, Revenue Bonds, FSA, 5.250%, 9/15/2021 AAA/Aa3; Call 9/15/2017	2,000,000	2,277,980
Warren Consolidated School District, School District, GO UT, FSA, 5.000%, 5/1/2015 AAA/Aa2	325,000	376,652

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Michigan (continued)
Wayland Union School District, School District, GO UT, AGM Q-SBLF, 5.250%, 5/1/2019 AAA/Aa2; Call 5/1/2018	$ 400,000	$ 463,252
Wayne State University, Higher Education, Revenue Bonds, AGM, 5.000%, 11/15/2025 AAA/Aa2; Call 11/15/2018	515,000	562,715
Wyandotte, Utilities, Revenue Bonds, NATL-RE, 4.500%, 10/1/2014 A/Baa1 (9)	600,000	641,184
Wyandotte, Utilities, Revenue Bonds, NATL-RE, 5.000%, 10/1/2013 A/Baa1 (9)	600,000	644,160

		16,273,156

Minnesota — 0.8%
City of Minneapolis, Medical, Revenue Bonds, Assured Guaranty Corp., 6.500%, 11/15/2038 AAA/Aa3; Call 11/15/2018	1,000,000	1,153,580
City of Rochester, Medical, Revenue Bonds, 5.000%, 11/15/2038 AA-/Aa2; Call 5/15/2020	1,250,000	1,342,325
Minneapolis & St. Paul Housing & Redevelopment Authority, Medical, Revenue Bonds, 5.250%, 8/15/2025 A+/NR; Call 8/15/2020	275,000	300,855
Minnesota Higher Education Facilities Authority, Higher Education, Revenue Bonds, 4.750%, 10/1/2035 NR/A3; Call 10/1/2019	500,000	512,210

		3,308,970

Mississippi — 0.4%
Mississippi Home Corp., Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 6.750%, 6/1/2039 NR/Aaa; Call 6/1/2018	675,000	730,796
Rankin County School District, School District, GO UT, FSA, 5.000%, 10/1/2014 AAA/Aa3	730,000	840,383

		1,571,179

Missouri — 3.6%
Cass County, Medical, Revenue Bonds, 5.000%, 5/1/2015 NR/NR	450,000	473,436
City of Branson, General, Revenue Bonds, 4.250%, 1/1/2021 A/NR; Call 1/1/2016	1,180,000	1,205,913
City of Des Peres, General Obligation, GO UT, AMBAC, 5.250%, 2/1/2018 NR/WR; Call 2/1/2015	380,000	429,829
City of North Kansas City, Medical, Revenue Bonds, AMBAC, 4.750%, 11/15/2016 NR/WR; Call 10/1/2010	125,000	125,258
City of Sikeston, Utilities, Revenue Bonds, NATL-RE, 6.000%, 6/1/2015 A/Baa1	900,000	980,676
City of St. Louis, Airport, Revenue Bonds, NATL-RE, 4.000%, 7/1/2014 A/Baa1	75,000	76,681
Jackson County, General, Revenue Bonds, AMBAC, 5.000%, 12/1/2018 A+/Aa3; Call 12/1/2016	1,000,000	1,131,310
Kansas City Industrial Development Authority, Development, Revenue Bonds, 4.000%, 9/1/2014 NR/NR	1,115,000	1,143,566
Missouri Development Finance Board, General, Revenue Bonds, 6.000%, 4/1/2027 A/NR; Call 4/1/2013	650,000	675,376
Missouri Development Finance Board, General, Revenue Bonds, 6.750%, 4/1/2029 A/NR; Call 10/1/2013	200,000	214,752
Missouri Highway & Transportation Commission, Transportation, Revenue Bonds, 5.250%, 5/1/2021 AAA/Aa1; Call 5/1/2017	500,000	590,600
Missouri Housing Development Commission, Single Family Housing, Revenue Bonds, 5.000%, 11/1/2027 AAA/NR; Call 11/1/2019	1,100,000	1,188,693
Missouri Housing Development Commission, Single Family Housing, Revenue Bonds, GNMA/FNMA, 6.660%, 3/1/2034 AAA/NR; Call 3/1/2012 (9)	3,385,000	3,513,901
Missouri Housing Development Commission, Single Family Housing, Revenue Bonds, GNMA/FNMA/COLL, 5.200%, 9/1/2031 AAA/NR; Call 3/1/2019	250,000	266,417
Missouri Housing Development Commission, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 5.700%, 9/1/2038 AAA/NR; Call 9/1/2017 (9)	175,000	188,281
Missouri State Environmental Improvement & Energy Resources Authority, Water, Revenue Bonds, 5.750%, 1/1/2029 NR/Aaa; Call 1/1/2019	750,000	908,340
Missouri State Health & Educational Facilities Authority, Medical, Revenue Bonds, AGM, 5.000%, 11/15/2015 AAA/Aa3	700,000	789,180
Springfield Public Building Corp., Airport, Revenue Bonds, AMBAC, 5.000%, 7/1/2014 NR/Aa2 (9)	225,000	247,216
St. Louis Municipal Finance Corp., Facilities, Revenue Bonds, Assured Guaranty Corp., 0.000%, 7/15/2021 AAA/Aa3	800,000	489,080
Taney County Public Water Supply District No. 3, Water, Certificate of Participation, 5.000%, 7/1/2032 A+/NR; Call 7/1/2015	500,000	510,400

		15,148,905

Montana — 1.6%
City of Billings, Airport, Revenue Bonds, 4.125%, 7/1/2017 NR/Baa2 (9)	500,000	503,380
City of Billings, Airport, Revenue Bonds, 4.500%, 7/1/2016 NR/Baa2 (9)	400,000	415,344
City of Billings, Airport, Revenue Bonds, 4.500%, 7/1/2018 NR/Baa2 (9)	400,000	406,312
City of Billings, Airport, Revenue Bonds, 4.750%, 7/1/2019 NR/Baa2 (9)	350,000	356,041
City of Billings, Airport, Revenue Bonds, 5.000%, 7/1/2020 NR/Baa2 (9)	235,000	239,371
County of Yellowstone, Medical, Revenue Bonds, 5.250%, 9/1/2034 AA/NR; Call 9/1/2017	1,400,000	1,547,182
Montana Facility Finance Authority, Medical, Revenue Bonds, 4.250%, 1/1/2022 AA/Aa3; Call 1/1/2020	500,000	523,515

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Montana (continued)
Montana Facility Finance Authority, Medical, Revenue Bonds, 4.500%, 7/1/2030 NR/Aa3; Call 7/1/2020	$1,000,000	$ 1,036,960
Montana Facility Finance Authority, Medical, Revenue Bonds, 5.000%, 1/1/2035 AA/Aa3; Call 1/1/2020	500,000	521,165
Montana Facility Finance Authority, Medical, Revenue Bonds, 5.000%, 7/1/2036 NR/Aa3; Call 7/1/2020	1,000,000	1,034,480

		6,583,750

Nebraska — 0.3%
City of O’Neill, Medical, Revenue Bonds, 6.250%, 9/1/2012 NR/NR	190,000	195,786
Lancaster County Hospital Authority No. 1, Medical, Revenue Bonds, 5.500%, 1/1/2030 NR/NR; Call 1/1/2020	1,000,000	1,045,180

		1,240,966

Nevada — 2.5%
Clark County School District, School District, GO, AMBAC, 5.000%, 6/15/2019 AA/Aa1; Call 6/15/2017	1,600,000	1,838,400
County of Clark, General Obligation, GO, AGM-CR AMBAC, 5.000%, 11/1/2030 AAA/Aaa; Call 11/1/2016 (5)	3,340,000	3,529,946
County of Washoe, Transportation, Revenue Bonds, 5.500%, 2/1/2028 AA-/A1; Call 2/1/2019	1,000,000	1,101,700
Las Vegas Valley Water District, General Obligation, GO, AGM, 5.000%, 6/1/2028 AAA/Aa1; Call 6/1/2016	2,565,000	2,738,727
Nevada Housing Division, Single Family Housing, Revenue Bonds, 5.400%, 4/1/2031 AAA/Aaa; Call 10/1/2010 (9)	340,000	365,609
Nevada Housing Division, Single Family Housing, Revenue Bonds, FHA-Insured Mortgage, 5.550%, 4/1/2031 AAA/Aaa; Call 10/1/2010 (9)	400,000	401,400
Reno-Sparks Indian Colony, General, Revenue Bonds, 4.250%, 6/1/2014 NR/NR	515,000	521,736

		10,497,518

New Hampshire — 0.1%
New Hampshire Health & Education Facilities Authority, Medical, Revenue Bonds, AMBAC, 5.875%, 10/1/2016 A/A3; Call 10/1/2010	600,000	602,040

New Jersey — 0.9%
Essex County Improvement Authority, General, Revenue Bonds, AMBAC, 5.250%, 12/15/2018 NR/Aa2	150,000	178,829
New Jersey Economic Development Authority, Education, Revenue Bonds, 3.000%, 11/1/2034 NR/A1/VMIG1; Call 9/1/2010 (4)	2,480,000	2,480,000
New Jersey State Housing & Mortgage Finance Agency, Single Family Housing, Revenue Bonds, 5.000%, 10/1/2033 AA/Aa2; Call 4/1/2013 (9)	130,000	130,053
New Jersey Transportation Trust Fund Authority, Transportation, Revenue Bonds, FSA, 5.500%, 12/15/2017 AAA/Aa3	1,000,000	1,197,850

		3,986,732

New Mexico — 0.9%
New Mexico Mortgage Finance Authority, Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 5.650%, 9/1/2039 AAA/NR; Call 3/1/2019	1,000,000	1,083,940
New Mexico Mortgage Finance Authority, Single Family Housing, Revenue Bonds, 5.950%, 3/1/2032 AAA/NR; Call 10/1/2010 (9)	235,000	240,753
New Mexico Mortgage Finance Authority, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 4.400%, 1/1/2027 AAA/NR; Call 1/1/2016 (9)	1,430,000	1,415,972
New Mexico Mortgage Finance Authority, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 4.700%, 7/1/2027 AAA/NR; Call 1/1/2016 (9)	465,000	482,800
New Mexico Mortgage Finance Authority, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 6.000%, 9/1/2039 AAA/NR; Call 3/1/2019	750,000	803,415

		4,026,880

New York — 0.6%
County of Monroe, General Obligation, GO UT, MBIA, 6.000%, 3/1/2015 A/A3	225,000	263,819
Metropolitan Transportation Authority, General, Revenue Bonds, NATL-RE, 5.000%, 11/15/2024 AA/Baa1; Call 11/15/2016	100,000	111,474
Metropolitan Transportation Authority, Transportation, Revenue Bonds, 5.000%, 11/15/2016 A/A2	1,250,000	1,442,375
New York City Transitional Finance Authority, General, Revenue Bonds, NATL-RE FGIC, 5.000%, 7/15/2024 AA-/Aa3; Call 1/15/2017	425,000	474,959
New York Liberty Development Corp., Development, Revenue Bonds, 5.000%, 10/1/2015 A/A1	250,000	277,610

		2,570,237

North Carolina — 2.8%
Board of Governors of the University of North Carolina, Higher Education, Revenue Bonds, AMBAC, 5.375%, 4/1/2017 NR/WR; Call 10/1/2012	75,000	78,007
City of Charlotte, Airport, Revenue Bonds, 4.750%, 7/1/2029 A+/A1; Call 7/1/2020	280,000	295,515

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

North Carolina (continued)
City of Charlotte, Airport, Revenue Bonds, 5.000%, 7/1/2020 A+/A1 (9)	$ 500,000	$ 544,515
City of Charlotte, Airport, Revenue Bonds, 5.000%, 7/1/2022 A+/A1; Call 7/1/2020 (9)	150,000	159,822
City of Charlotte, Airport, Revenue Bonds, 5.000%, 7/1/2022 A+/A1; Call 7/1/2020	1,500,000	1,712,475
City of Charlotte, Airport, Revenue Bonds, 5.375%, 7/1/2028 A+/A1; Call 7/1/2020 (9)	960,000	1,010,467
North Carolina Eastern Municipal Power Agency, Power, Revenue Bonds, 4.200%, 1/1/2019 A-/Baa1	1,560,000	1,698,185
North Carolina Eastern Municipal Power Agency, Power, Revenue Bonds, 6.000%, 1/1/2022 A-/Baa1	50,000	62,348
North Carolina Eastern Municipal Power Agency, Power, Revenue Bonds, AMBAC, 5.000%, 1/1/2016 A-/WR	500,000	570,545
North Carolina Eastern Municipal Power Agency, Power, Revenue Bonds, Assured Guaranty Corp., 6.000%, 1/1/2019 AAA/Aa3	500,000	579,360
North Carolina Housing Finance Agency, Single Family Housing, Revenue Bonds, 4.650%, 7/1/2021 AA/Aa2; Call 7/1/2016 (4)(9)	2,000,000	2,051,300
North Carolina Medical Care Commission, Medical, Revenue Bonds, 4.250%, 10/1/2025 AA/Aa3; Call 10/1/2019	200,000	204,534
Raleigh Durham Airport Authority, Airport, Revenue Bonds, 4.250%, 5/1/2030 NR/Aa3; Call 5/1/2020 (5)	1,600,000	1,617,632
Raleigh Durham Airport Authority, Airport, Revenue Bonds, 5.000%, 5/1/2036 NR/Aa3; Call 5/1/2020 (5)	1,000,000	1,073,620

		11,658,325

North Dakota — 1.3%
City of Fargo, Medical, Revenue Bonds, FSA, 5.750%, 6/1/2012 AAA/Aa3; Call 12/1/2010	2,940,000	2,975,427
North Dakota State Housing Finance Agency, Single Family Housing, Revenue Bonds, 5.250%, 1/1/2029 NR/Aa3; Call 7/1/2019	2,490,000	2,659,544

		5,634,971

Ohio — 0.9%
City of Cleveland, General, Revenue Bonds, Assured Guaranty Corp., 5.000%, 10/1/2017 AAA/Aa3	425,000	492,626
County of Hamilton, Medical, Revenue Bonds, NATL-RE, 5.250%, 5/15/2011 A/Baa1; Call 11/15/2010	1,670,000	1,684,078
Hilliard School District, School District, GO UT, 0.000%, 12/1/2019 AA/Aa2	235,000	173,961
Mahoning County Career & Technical Center Board, General, Certificate of Participation, 6.250%, 12/1/2036 AA-/NR; Call 12/1/2011	1,250,000	1,342,962
Richland County, General Obligation, GO, Assured Guaranty Corp., 6.000%, 12/1/2028 NR/Aa3; Call 12/1/2018	250,000	290,713

		3,984,340

Oklahoma — 0.6%
Cleveland County Justice Authority, General, Revenue Bonds, 5.750%, 3/1/2029 A/NR; Call 3/1/2015	650,000	697,222
Oklahoma Housing Finance Agency, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 6.500%, 9/1/2038 NR/Aaa; Call 9/1/2018	460,000	505,356
Oklahoma Housing Finance Agency, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC COLL, 5.250%, 9/1/2029 NR/Aaa; Call 3/1/2019	200,000	212,086
Oklahoma Water Resource Board, Water, Revenue Bonds, 5.250%, 4/1/2018 AAA/Aaa; Call 10/1/2013	900,000	1,021,221

		2,435,885

Oregon — 0.5%
Medford Hospital Facilities Authority, Medical, Revenue Bonds, AGM, 5.500%, 8/15/2028 AAA/NR; Call 8/15/2020	1,000,000	1,099,690
Metropolitan Wastewater Management Commission, Water, Revenue Bonds, NATL-RE FGIC, 5.000%, 11/1/2025 AA-/Aa2; Call 11/1/2016	400,000	435,520
Oregon State Housing & Community Services Department, Single Family Housing, Revenue Bonds, 5.900%, 7/1/2031 NR/Aa2; Call 9/23/2010 (9)	420,000	421,197

		1,956,407

Pennsylvania — 1.0%
Allegheny County Hospital Development Authority, Medical, Revenue Bonds, 5.000%, 6/15/2018 A+/Aa3; Call 6/15/2014	150,000	161,092
Cumberland County Municipal Authority, Nursing Homes, Revenue Bonds, 3.000%, 1/1/2011 NR/NR	500,000	501,480
Harrisburg Authority, Pollution, Revenue Bonds, AGM, 5.000%, 12/1/2013 AAA/Aa3 (4)	1,025,000	1,040,549
North Versailles Township Industrial Development Authority, General, Tax Allocation, XLCA, 4.200%, 12/1/2026 A+/WR; Call 12/1/2012	605,000	583,529
Pennsylvania Industrial Development Authority, Development, Revenue Bonds, AMBAC, 5.500%, 7/1/2014 A-/A1; Call 7/1/2012	1,925,000	2,091,166

		4,377,816

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Puerto Rico — 0.9%
Commonwealth of Puerto Rico, General Obligation, GO UT, FSA, 5.250%, 7/1/2030 AAA/Aa3; Call 1/1/2020	$ 800,000	$ 873,544
Government Development Bank for Puerto Rico, Development, Revenue Bonds, 5.250%, 8/1/2018 BBB/NR; Call 8/1/2011 (5)	150,000	149,848
Government Development Bank for Puerto Rico, General, Revenue Bonds, 5.000%, 12/1/2010 BBB/A3	350,000	353,367
Government Development Bank for Puerto Rico, General, Revenue Bonds, 5.500%, 2/1/2012 BBB/NR; Call 10/1/2010	300,000	301,215
Puerto Rico Electric Power Authority, Power, Revenue Bonds, 5.250%, 7/1/2028 BBB+/A3; Call 7/1/2020	400,000	433,512
Puerto Rico Highway & Transportation Authority, Transportation, Revenue Bonds, AGM, 4.950%, 7/1/2026 AAA/Aa3; Call 7/1/2020	1,300,000	1,403,870
Puerto Rico Highway & Transportation Authority, Transportation, Revenue Bonds, NATL-RE-IBC, 5.500%, 7/1/2013 A/A2	250,000	272,275

		3,787,631

Rhode Island — 0.4%
Rhode Island Housing & Mortgage Finance Corp., Single Family Housing, Revenue Bonds, 5.400%, 10/1/2047 AA+/Aa2; Call 4/1/2017 (5)(9)	1,000,000	1,005,450
Rhode Island Student Loan Authority, Student Loan, Revenue Bonds, 3.950%, 12/1/2017 A+/NR	250,000	256,167
Rhode Island Student Loan Authority, Student Loan, Revenue Bonds, 4.200%, 12/1/2018 A+/NR; Call 12/1/2017	600,000	617,730

		1,879,347

South Carolina — 2.6%
City of Columbia, Water, Revenue Bonds, 4.250%, 2/1/2034 AA/Aa1; Call 2/1/2020	1,000,000	1,016,270
City of Rock Hill, Utilities, Revenue Bonds, Assured Guaranty Corp., 4.250%, 1/1/2029 AAA/Aa3; Call 1/1/2020	400,000	410,212
City of Spartanburg, Water, Revenue Bonds, AGM, 5.000%, 6/1/2020 AAA/Aa3; Call 6/1/2017 (5)	1,690,000	1,954,079
County of Florence, Medical, Revenue Bonds, 5.000%, 11/1/2025 A+/NR; Call 11/1/2020	2,000,000	2,139,660
Laurens County Water & Sewer Commission, Water, Revenue Bonds, AMBAC, 3.800%, 3/1/2016 NR/WR; Call 3/1/2013	725,000	729,807
South Carolina Jobs-Economic Development Authority, Nursing Homes, Revenue Bonds, GNMA, 6.900%, 1/20/2037 AAA/NR; Call 1/20/2011	200,000	205,678
South Carolina State Housing Finance & Development Authority, Housing, Revenue Bonds, 5.000%, 1/1/2028 NR/Aaa; Call 7/1/2019	500,000	541,105
South Carolina State Housing Finance & Development Authority, Single Family Housing, Revenue Bonds, AGM, 5.500%, 7/1/2037 NR/Aa2; Call 7/1/2016 (9)	1,890,000	1,992,060
South Carolina State Housing Finance & Development Authority, Single Family Housing, Revenue Bonds, AMBAC, 5.000%, 7/1/2035 NR/Aa1; Call 1/1/2015 (9)	270,000	279,426
South Carolina State Public Service Authority, Power, Revenue Bonds, 5.500%, 1/1/2038 AA-/Aa2; Call 1/1/2019	1,000,000	1,118,820
South Carolina Transportation Infrastructure Bank, Transportation, Revenue Bonds, AMBAC, 5.250%, 10/1/2020 NR/Aa3	250,000	304,680
South Carolina Transportation Infrastructure Bank, Transportation, Revenue Bonds, XLCA, 5.000%, 10/1/2022 NR/Aa3; Call 10/1/2016	150,000	167,434

		10,859,231

South Dakota — 0.7%
South Dakota Health & Educational Facilities Authority, Higher Education, Revenue Bonds, AMBAC, 5.000%, 8/1/2022 NR/WR; Call 8/1/2017	980,000	1,102,147
South Dakota Health & Educational Facilities Authority, Medical, Revenue Bonds, 5.000%, 11/1/2024 AA-/A1; Call 11/1/2019	1,000,000	1,055,590
South Dakota Housing Development Authority, Single Family Housing, Revenue Bonds, 4.900%, 5/1/2022 AAA/Aa1; Call 11/1/2016 (9)	735,000	757,844

		2,915,581

Tennessee — 0.8%
Blount County Public Building Authority, Facilities, Revenue Bonds, 0.760%, 6/1/2032 NR/Aa1; Call 9/1/2010 (4)	2,000,000	2,000,000
Metropolitan Nashville Airport Authority, Airport, Revenue Bonds, 5.000%, 7/1/2017 A/A2	435,000	501,381
Tennessee Housing Development Agency, Development, Revenue Bonds, 5.000%, 1/1/2027 NR/Aa2; Call 7/1/2019	1,000,000	1,073,040

		3,574,421

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Texas — 6.1%
Alamo Community College District, General Obligation, GO, AGM-CR FGIC, 5.000%, 8/15/2021 AAA/Aaa; Call 8/15/2017	$ 200,000	$ 230,886
Bexar County Health Facilities Development Corp., Medical, Revenue Bonds, 5.450%, 7/1/2019 BBB/NR	100,000	103,969
Brazos River Authority, Development, Revenue Bonds, FGIC, 4.250%, 12/1/2017 BBB+/A3; Call 6/1/2014 (4)	290,000	295,922
Brazos River Authority, Power, Revenue Bonds, FGIC, 4.250%, 3/1/2014 BBB+/A3; Call 3/1/2014 (4)	885,000	906,461
Capital Area Cultural Education Facilities Finance Corp., Education, Revenue Bonds, 4.000%, 4/1/2011 NR/WR/WR	400,000	404,360
Capital Area Cultural Education Facilities Finance Corp., Education, Revenue Bonds, 4.000%, 4/1/2012 NR/WR/WR	345,000	353,490
Capital Area Cultural Education Facilities Finance Corp., Education, Revenue Bonds, 5.000%, 4/1/2019 NR/WR/WR	1,000,000	1,058,570
Capital Area Cultural Education Facilities Finance Corp., Education, Revenue Bonds, 5.250%, 4/1/2021 NR/WR/WR; Call 4/1/2020	400,000	425,040
Central Texas Regional Mobility Authority, Transportation, Revenue Bonds, 0.000%, 1/1/2025 BBB-/Baa3	1,000,000	432,280
Central Texas Regional Mobility Authority, Transportation, Revenue Bonds, 5.750%, 1/1/2025 BBB-/Baa3; Call 1/1/2020	250,000	264,970
City of Conroe, General Obligation, GO, MBIA, 5.500%, 3/1/2022 AA-/Aa2; Call 3/1/2017	100,000	115,739
City of El Paso, General Obligation, GO, NATL-RE FGIC, 5.000%, 8/15/2020 AA/Aa2; Call 8/15/2015	135,000	150,155
City of Galveston, General Obligation, GO, 4.250%, 5/1/2014 BBB/Aa3	290,000	308,061
City of Keller, General Obligation, GO, NATL-RE, 5.000%, 2/15/2022 AA/Aa3; Call 2/15/2014	250,000	269,330
City of San Antonio, Power, Revenue Bonds, 5.000%, 2/1/2019 AA/Aa1; Call 2/1/2015	1,900,000	2,154,087
County of Montgomery, General Obligation, GO UT, 5.000%, 3/1/2030 AA/Aa2; Call 3/1/2019	6,000,000	6,614,700
Dallas-Fort Worth International Airport Facilities Improvement Corp., Airport, Revenue Bonds, FSA, 5.500%, 11/1/2018 AAA/Aa3; Call 11/1/2013 (9)	100,000	108,742
Dallas-Fort Worth International Airport Facilities Improvement Corp., Airport, Revenue Bonds, MBIA, 5.875%, 11/1/2017 A+/A1; Call 11/1/2011 (9)	115,000	120,521
Dallas-Fort Worth International Airport Facilities Improvement Corp., Airport, Revenue Bonds, XLCA, 6.125%, 11/1/2018 A+/A1; Call 10/1/2010 (9)	805,000	807,640
Forney Independent School District, School District, GO UT, PSF, 6.000%, 8/15/2037 AAA/NR; Call 8/15/2018	390,000	454,202
Harris County Municipal Utility District No. 290, General Obligation, GO UT, AGC, 5.750%, 9/1/2026 AAA/NR; Call 9/1/2017	265,000	305,256
Harris County Municipal Utility District No. 341, General Obligation, GO UT, FSA, 5.500%, 12/1/2024 AAA/Aa3; Call 12/1/2017	325,000	371,169
Harris County Municipal Utility District No. 374, General Obligation, GO UT, AGC, 5.650%, 9/1/2026 AAA/NR; Call 9/1/2015	325,000	363,870
La Vernia Higher Education Finance Corp., Education, Revenue Bonds, 4.375%, 8/15/2015 BBB/NR	200,000	204,598
La Vernia Higher Education Finance Corp., Education, Revenue Bonds, 4.750%, 8/15/2016 BBB/NR	180,000	186,023
La Vernia Higher Education Finance Corp., Education, Revenue Bonds, 5.000%, 8/15/2017 BBB/NR	150,000	157,535
La Vernia Higher Education Finance Corp., Education, Revenue Bonds, 5.000%, 8/15/2018 BBB/NR	150,000	156,491
La Vernia Higher Education Finance Corp., Education, Revenue Bonds, 5.125%, 8/15/2019 BBB/NR	100,000	104,861
Little Elm Independent School District, School District, GO UT, PSF, 5.000%, 8/15/2020 AAA/NR; Call 8/15/2016	1,145,000	1,322,177
Lower Colorado River Authority, Power, Revenue Bonds, BHAC, 5.250%, 5/15/2028 AA+/Aa1; Call 5/15/2018	550,000	614,053
Lufkin Health Facilities Development Corp., Medical, Revenue Bonds, 5.250%, 2/15/2027 BBB/Baa2; Call 2/15/2017	300,000	293,208
North Texas Tollway Authority, Transportation, Revenue Bonds, 5.750%, 1/1/2038 BBB+/A3; Call 1/1/2018	150,000	159,180
North Texas Tollway Authority, Transportation, Revenue Bonds, 6.125%, 1/1/2031 BBB+/A3; Call 1/1/2016	300,000	326,247
North Texas Tollway Authority, Transportation, Revenue Bonds, Assured Guaranty Corp., 5.750%, 1/1/2038 AAA/Aa3; Call 1/1/2019	1,500,000	1,661,865
Palmer Plantation Municipal Utility District No. 1, General Obligation, GO UT, AMBAC, 4.875%, 9/1/2014 NR/WR; Call 10/1/2010	285,000	285,111
Port of Houston Authority, General Obligation, GO UT, MBIA, 5.100%, 10/1/2026 AAA/Aaa; Call 10/1/2011 (9)	250,000	253,658
Port of Houston Authority, General Obligation, GO UT, NATL-RE, 5.000%, 10/1/2024 AAA/Baa1; Call 10/1/2016 (9)	1,300,000	1,380,288
Potter County Industrial Development Corp., Development, Revenue Bonds, AMBAC, 5.750%, 9/1/2016 A-/Baa1; Call 10/1/2010	235,000	235,879
Texas Department of Housing & Community Affairs, Single Family Housing, Revenue Bonds, GNMA/FNMA, 5.000%, 7/1/2016 AAA/Aaa; Call 7/1/2011 (9)	80,000	80,745

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Texas (continued)
Texas State University Systems, Higher Education, Revenue Bonds, 5.250%, 3/15/2023 AA-/Aa2; Call 3/15/2018	$1,000,000	$ 1,166,830
University of Houston, Higher Education, Revenue Bonds, AMBAC, 5.000%, 2/15/2022 AA-/Aa2; Call 2/15/2015	500,000	550,995
Weatherford Independent School District, School District, GO UT, PSF, 0.000%, 2/15/2027 AAA/Aaa; Call 2/15/2011	315,000	122,945

		25,882,109

Utah — 0.5%
City of Herriman, General, Special Assessment, 5.750%, 11/1/2027 A/NR; Call 5/1/2013	350,000	372,484
Grand County School District, School District, GO UT, School Bond Gty, 5.250%, 7/1/2026 NR/Aaa; Call 7/1/2018	500,000	572,690
Utah Associated Municipal Power Systems, Power, Revenue Bonds, AGM, 5.250%, 4/1/2015 AAA/Aa3; Call 4/1/2013	100,000	109,820
Utah Water Finance Agency, Water, Revenue Bonds, AMBAC, 5.250%, 7/1/2014 NR/WR; Call 7/1/2012	1,000,000	1,056,900

		2,111,894

Virgin Islands — 0.4%
Virgin Islands Public Finance Authority, General, Revenue Bonds, 5.000%, 10/1/2017 BBB-/Baa2	1,440,000	1,578,125

Virginia — 0.9%
Greater Richmond Convention Center Authority, Facilities, Revenue Bonds, NATL-RE, 5.000%, 6/15/2021 A/A2; Call 6/15/2015	550,000	587,015
Louisa Industrial Development Authority, Pollution, Revenue Bonds, 5.375%, 12/2/2013 A-/Baa1 (4)	400,000	443,560
Suffolk Redevelopment & Housing Authority, Multi-Family Housing, Revenue Bonds, 4.850%, 7/1/2011 NR/Aaa (4)	1,500,000	1,522,590
Virginia Small Business Financing Authority, Medical, Revenue Bonds, 4.250%, 11/1/2021 AA/Aa2; Call 5/1/2020	1,000,000	1,074,580

		3,627,745

Washington — 1.4%
Grays Harbor County Public Utility District No. 1, Utilities, Revenue Bonds, AGM, 5.250%, 7/1/2019 AAA/Aa3; Call 7/1/2015	425,000	475,567
King County Housing Authority, Multi-Family Housing, Revenue Bonds, 5.200%, 5/1/2028 AAA/NR; Call 11/1/2018	460,000	489,353
King County Housing Authority, Multi-Family Housing, Revenue Bonds, 5.500%, 12/1/2028 AAA/NR; Call 12/1/2018	500,000	529,495
State of Washington, General, Certificate of Participation, 4.000%, 7/1/2018 NR/Aa2	600,000	661,812
Washington Health Care Facilities Authority, Medical, Revenue Bonds, FHA-Insured Mortgage, 6.250%, 8/1/2028 A+/NR; Call 8/1/2018	400,000	454,116
Washington Higher Education Facilities Authority, Higher Education, Revenue Bonds, 5.000%, 4/1/2029 NR/A3; Call 4/1/2019	1,950,000	2,039,875
Washington Higher Education Facilities Authority, Higher Education, Revenue Bonds, 6.250%, 4/1/2029 NR/A3; Call 4/1/2019	1,085,000	1,227,916

		5,878,134

West Virginia — 0.1%
West Virginia State Hospital Finance Authority, Medical, Revenue Bonds, AMBAC, 5.000%, 6/1/2018 A+/A2; Call 6/1/2016	600,000	652,950

Wisconsin — 3.7%
County of Milwaukee, Airport, Revenue Bonds, AMBAC, 5.000%, 12/1/2015 NR/A1 (9)	255,000	276,601
County of Milwaukee, Airport, Revenue Bonds, AMBAC, 5.000%, 12/1/2019 NR/A1; Call 12/1/2016 (9)	495,000	521,804
Ladysmith-Hawkins School District, School District, GO UT, NATL-RE FGIC, 5.500%, 4/1/2020 NR/WR; Call 4/1/2016	1,105,000	1,168,979
Monroe Redevelopment Authority, Medical, Revenue Bonds, 5.500%, 2/15/2029 NR/A3; Call 2/15/2019	1,500,000	1,563,720
Osceola School District, School District, GO UT, NATL-RE FGIC, 5.125%, 5/1/2016 NR/Aa3; Call 11/1/2011	65,000	67,402
State of Wisconsin, General Obligation, GO UT, 5.250%, 5/1/2023 AA/Aa2; Call 5/1/2018	105,000	122,939
State of Wisconsin, General, Revenue Bonds,, 5.250%, 5/1/2020 AA-/Aa3; Call 5/1/2019	1,000,000	1,212,070
Village of Darien, Water, Revenue Bonds, 4.550%, 10/1/2015 NR/NR; Call 10/1/2013	100,000	104,733
West Allis West Milwaukee School District, School District, GO UT, FSA, 3.750%, 4/1/2012 NR/Aa3	60,000	62,818
Wisconsin Center District, General, Revenue Bonds, FSA, 0.000%, 12/15/2028 AAA/Aa3	35,000	15,212

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Higher Education, Revenue Bonds, NATL-RE, 5.000%, 12/1/2017 A+/A1; Call 12/1/2014	$ 775,000	$ 822,329
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 5.000%, 4/15/2016 NR/A3	1,000,000	1,095,060
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 5.000%, 6/1/2019 NR/A2	1,220,000	1,316,673
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 5.000%, 8/15/2019 NR/A3	250,000	264,595
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 5.250%, 12/1/2020 A+/A1; Call 12/1/2018	1,295,000	1,418,129
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 5.375%, 8/15/2024 AA-/Aa3; Call 2/15/2020	1,625,000	1,814,264
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, FSA, 5.000%, 8/1/2018 AAA/Aa3; Call 4/24/2018	70,000	78,985
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, MBIA, 5.250%, 8/15/2017 NR/A3; Call 10/1/2010	700,000	702,107
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, NATL-RE, 5.750%, 2/15/2027 A/Baa1; Call 10/1/2010	1,000,000	1,003,230
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, RADIAN, 6.250%, 2/15/2029 BBB+/NR; Call 10/1/2010	800,000	803,424
Wisconsin Health & Educational Facilities Authority, Nursing Homes, Revenue Bonds, 5.400%, 9/15/2014 NR/NR; Call 9/15/2011	340,000	341,550
Wisconsin Health & Educational Facilities Authority, Nursing Homes, Revenue Bonds, 6.400%, 9/15/2015 NR/NR; Call 12/15/2011	750,000	754,118

		15,530,742

Wyoming — 0.1%
Wyoming Community Development Authority, Single Family Housing, Revenue Bonds, 4.650%, 6/1/2016 AA+/Aa1 (9)	160,000	166,030
Wyoming Community Development Authority, Single Family Housing, Revenue Bonds, 5.125%, 12/1/2018 AA+/Aa1; Call 6/1/2018 (9)	80,000	84,844

		250,874

Total Municipals (identified cost $371,299,286)		390,653,248

Short-Term Investments — 10.4%

Commercial Paper — 1.4%

Indiana — 1.4%
City of Whiting, 0.850%, 9/7/2010 A-1+/P-1; Call 9/7/2010	3,500,000	3,500,000
City of Whiting, 0.950%, 9/1/2010 A-1+/P-1; Call 9/1/2010	2,500,000	2,500,000

		6,000,000

Mutual Funds — 6.7%
Marshall Tax-Free Money Market Fund, Class I, 0.385% (13)	28,468,389	28,468,389

Short-Term Municipals — 2.3%

California — 0.7%
California Municipal Finance Authority, Development, Revenue Bonds, 1.000%, 9/1/2010 BBB/A-2/NR (4)	$ 3,000,000	3,000,000

Iowa — 0.5%
Iowa Higher Education Loan Authority, Student Loan, Revenue Notes, 5.000%, 5/20/2011 NR/NR	2,000,000	2,000,300

Michigan — 0.3%
Michigan Municipal Bond Authority, General, Revenue Notes, 5.000%, 3/21/2011 SP-1/NR	1,200,000	1,201,260

Ohio — 0.7%
Three Rivers Local School District, School District, GO UT, 2.500%, 11/1/2010 NR/NR	3,000,000	3,005,010

West Virginia — 0.1%
City of Beckley, Higher Education, Revenue Notes, 3.500%, 12/17/2010 NR/MIG3; Call 10/1/2010	400,000	399,960

Total Short-Term Municipals		9,606,530

Total Short-Term Investments (identified cost $44,073,914)		44,074,919

Total Investments — 102.8% (identified cost $415,373,200)		434,728,167
Other Assets and Liabilities — (2.8)%		(11,923,779)

Total Net Assets — 100.0%		$422,804,388

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Government Income Fund

Description	Principal Amount	Value

Asset-Backed Securities — 0.6%

Federal Home Loan Mortgage Corporation — 0.2%
0.524%, 8/25/2031, (Series T-32) (4)	$ 583,835	$ 542,642

Other Financial — 0.4%
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 0.504%, 4/25/2037 (4)(6)(7)	2,646,016	1,597,042

Total Asset-Backed Securities (identified cost $3,229,850)		2,139,684

Collateralized Mortgage Obligations — 8.8%

Federal Home Loan Mortgage Corporation — 2.6%
0.626%, 6/15/2025, (Series 2993) (4)	5,047,093	5,015,761
5.000%, 10/15/2029, (Series 2745)	3,086,906	3,119,707
5.000%, 10/15/2031, (Series 2543)	893,372	910,043
5.000%, 5/15/2033, (Series 2791)	1,194,970	1,284,388

		10,329,899

Federal National Mortgage Association — 3.1%
0.514%, 1/25/2031, (Series 2001-25) (4)	746,817	746,608
4.000%, 10/25/2032, (Series 2003-28)	213,351	224,795
5.000%, 10/25/2016, (Series 2003-16)	4,609,348	4,704,452
5.500%, 3/25/2025, (Series 2006-12)	693,238	696,304
5.500%, 8/25/2034, (Series 2005-123)	5,407,000	5,919,378

		12,291,537

Private Sponsor — 3.1%
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.860%, 7/25/2037 (4)	5,338,304	5,171,135
Structured Asset Securities Corp., Class 2A2, (Series 2003-21), 5.250%, 8/25/2033	2,774,226	2,749,790
Thornburg Mortgage Securities Trust, Class A2B, (Series 2007-1), 0.364%, 3/25/2037 (4)	4,430,807	4,261,382

		12,182,307

Total Collateralized Mortgage Obligations (identified cost $34,234,464)		34,803,743

Commercial Mortgage Securities — 9.5%

Private Sponsor — 9.5%
Bear Stearns Commercial Mortgage Securities, Class AM, (Series 2007-PW17), 5.915%, 6/11/2050 (4)	3,000,000	2,692,365
Commercial Mortgage Pass-Through Certificates, Class A2, (Series 2006-FL12), 0.376%, 12/15/2020 (4)(6)(7)	3,776,055	3,588,151

Description	Principal Amount	Value

Commercial Mortgage Securities (continued)

Private Sponsor (continued)
Credit Suisse Mortgage Capital Certificates, Class A1, (Series 2006-TF2A), 0.376%, 10/15/2021 (4)(6)(7)	$ 594,556	$ 565,587
Credit Suisse Mortgage Capital Certificates, Class A1, (Series 2007-TFLA), 0.346%, 2/15/2022 (4)(6)(7)	3,356,592	3,108,265
Credit Suisse Mortgage Capital Certificates, Class AM, (Series 2007-C5), 5.869%, 9/15/2040 (4)	6,000,000	4,298,538
CW Capital Cobalt, Ltd., Class A4, (Series 2007-C3), 6.013%, 5/15/2046 (4)	5,000,000	5,101,830
Greenwich Capital Commercial Funding Corp., Class A1, (Series 2006-FL4A), 0.390%, 11/5/2021 (4)(6)(7)	408,586	393,375
Greenwich Capital Commercial Funding Corp., Class AM, (Series 2007-GG11), 5.867%, 12/10/2049 (4)	4,000,000	3,466,940
GS Mortgage Securities Corp. II, Class A2, (Series 2007-EOP), 0.425%, 3/6/2020 (4)(6)(7)	4,000,000	3,803,320
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-FL1A), 0.651%, 7/15/2019 (4)(6)(7)	2,523,947	2,163,202
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 0.576%, 6/15/2022 (4)(6)(7)	5,951,549	5,513,003
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class AM, (Series 2007-9), 5.856%, 9/12/2049 (4)	3,000,000	2,619,381

Total Commercial Mortgage Securities (identified cost $39,669,992)		37,313,957

Corporate Bonds & Notes — 1.6%

Diversified Financial Services — 1.0%
Bear Stearns Cos., Inc., 0.656%, 2/1/2012 (4)	4,000,000	3,994,716

Insurance — 0.6%
HSB Capital I, 1.436%, 7/15/2027 (4)	3,000,000	2,314,800

Total Corporate Bonds & Notes (identified cost $6,968,950)		6,309,516

U.S. Government & U.S. Government Agency Obligations — 26.0%

U.S. Treasury Bonds & Notes — 26.0%
1.125%, 6/15/2013 (1)	15,000,000	15,185,190
1.500%, 12/31/2013 (1)	13,000,000	13,298,597
2.250%, 1/31/2015	10,000,000	10,460,160
2.375%, 7/31/2017	10,000,000	10,307,810
2.500%, 6/30/2017 (1)	12,500,000	12,994,137
2.750%, 2/15/2019 (1)	23,000,000	23,907,419
3.500%, 5/15/2020 (1)	15,000,000	16,346,490

Total U.S. Government & U.S. Government Agency Obligations (identified cost $100,459,642)		102,499,803

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Government Income Fund (continued)

Description	Principal Amount	Value

U.S. Government Agency-Mortgage Securities — 53.8%

Federal Home Loan Mortgage Corporation — 9.9%
4.500%, 9/15/2040 (5)	$30,000,000	$ 31,471,860
5.000%, 8/1/2014	1,139,028	1,195,118
5.000%, 10/1/2033	1,717,453	1,840,717
5.500%, 11/1/2018	1,839,013	1,983,040
5.500%, 10/1/2021	1,664,430	1,791,404
6.500%, 9/1/2016	80,268	86,893
7.500%, 9/1/2013	33,684	36,285
7.500%, 4/1/2024	158,301	178,676
7.500%, 4/1/2027	80,909	92,110
8.000%, 8/1/2030	98,030	112,941
8.500%, 9/1/2024	86,984	101,644
9.000%, 6/1/2019	103,521	114,589
9.500%, 2/1/2025	67,889	75,882

		39,081,159

Federal National Mortgage Association — 41.6%
4.000%, 9/15/2040 (5)	15,000,000	15,536,715
5.000%, 5/1/2018	1,370,827	1,467,578
5.000%, 5/1/2020	2,118,500	2,266,697
5.000%, 7/1/2035	2,791,588	2,981,039
5.000%, 12/1/2036 (1)	18,201,975	19,403,124
5.500%, 8/1/2021	6,972,519	7,514,430
5.500%, 1/1/2023	1,347,159	1,459,111
5.500%, 10/1/2024	1,655,151	1,787,626
5.500%, 8/1/2036	1,578,584	1,692,941
5.500%, 11/1/2036 (1)	12,137,986	13,017,298
5.500%, 12/1/2036 (1)	8,467,204	9,080,594
5.500%, 1/1/2037	882,918	946,879
5.500%, 7/1/2037 (1)	36,258,617	38,820,941
5.500%, 8/1/2037 (1)	5,824,236	6,235,823
5.500%, 8/1/2037 (1)	9,295,461	9,952,353
6.000%, 9/1/2013	273,916	288,654
6.000%, 10/1/2016	281,453	304,148
6.000%, 9/1/2021	2,219,552	2,404,072
6.000%, 2/1/2037 (5)	1,821,744	1,967,992
6.000%, 2/1/2037 (5)	2,169,355	2,343,509
6.000%, 4/1/2037	605,533	653,199
6.000%, 9/14/2040(5)	15,000,000	16,150,785
6.500%, 9/1/2016	183,850	199,414
6.500%, 9/1/2016	382,224	414,583
6.500%, 8/1/2030	2,134,549	2,369,945
6.500%, 12/1/2031	133,728	148,476
6.500%, 11/1/2037	1,357,347	1,468,435
7.000%, 3/1/2029	225,418	255,216
7.000%, 7/1/2029	572,740	648,450
7.000%, 2/1/2030	501,586	567,890
7.500%, 10/1/2030	87,407	99,716
8.000%, 10/1/2028	872,312	1,007,616
8.000%, 4/1/2030	155,839	180,438

		163,635,687

Government National Mortgage Association — 2.3%
5.000%, 4/15/2034	1,304,052	1,410,561
5.500%, 9/15/2033	2,789,782	3,038,998
6.000%, 12/20/2033	3,194,669	3,518,056
6.500%, 9/15/2032	453,267	505,457
7.000%, 6/15/2029	149,736	171,348
7.000%, 8/15/2031	127,486	146,033
9.500%, 10/15/2024	52,847	61,019

		8,851,472

Total U.S. Government Agency-Mortgage Securities (identified cost $198,859,495)		$211,568,318

Description	Principal Amount	Value

Short-Term Investments — 60.7%

Collateral Pool Investment for Securities on Loan — 45.0%

(See Note 2 of the Financial Statements)		$177,400,820

Repurchase Agreement — 15.7%
Agreement with Morgan Stanley & Co., Inc., 0.230%, dated 8/31/2010, to be repurchased at $61,666,577 on 9/1/2010, collateralized by U.S. Government Agency Obligations with various maturities to 3/15/2016, with a market value of $62,899,772 (at amortized cost)	$61,666,183	61,666,183

Total Short-Term Investments (identified cost $239,067,003)		239,067,003

Total Investments — 161.0% (identified cost $622,489,396)		633,702,024
Other Assets and Liabilities — (61.0)%		(240,045,462)

Total Net Assets — 100.0%		$393,656,562

Corporate Income Fund

Description	Principal Amount	Value

Asset-Backed Securities — 9.5%

Automobiles — 9.5%
Capital One Prime Auto Receivables Trust, Class A4, (Series 2007-2), 5.060%, 6/15/2014	$1,000,000	$ 1,027,862
DaimlerChrysler Auto Trust, Class A3A, (Series 2007-A), 5.000%, 2/8/2012	39,244	39,395
Ford Credit Auto Owner Trust, Class A3A, (Series 2007-B), 5.150%, 11/15/2011	434,362	438,225
Ford Credit Auto Owner Trust, Class A3A, (Series 2008-A), 3.960%, 4/15/2012	239,382	242,131
Ford Credit Auto Owner Trust, Class A3A, (Series 2008-B), 4.280%, 5/15/2012	809,213	819,742
Hyundai Auto Receivables Trust, Class A3, (Series 2008-A), 4.930%, 12/17/2012	758,680	779,078
Nissan Auto Receivables Owner Trust, Class A3, (Series 2009-1), 5.000%, 9/15/2014	966,150	996,331
USAA Auto Owner Trust, Class A3, (Series 2008-3), 4.280%, 10/15/2012	956,697	969,227
USAA Auto Owner Trust, Class A3, (Series 2009-1), 3.020%, 6/15/2013	1,288,784	1,308,139

Total Asset-Backed Securities (identified cost $6,627,344)		6,620,130

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Corporate Income Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes — 82.4%

Advertising — 0.7%
Omnicom Group, Inc., 4.450%, 8/15/2020 (1)	$ 500,000	$ 513,542

Aerospace/Defense — 0.5%
Embraer Overseas, Ltd., 6.375%, 1/15/2020	350,000	386,750

Agriculture — 3.2%
Altria Group, Inc., 10.200%, 2/6/2039	300,000	434,918
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019 (1)	250,000	302,779
Lorillard Tobacco Co., 8.125%, 5/1/2040	1,000,000	1,059,458
Reynolds American, Inc., 7.750%, 6/1/2018	350,000	417,077

		2,214,232

Auto Manufacturers — 1.5%
Daimler Finance North America LLC, 7.750%, 1/18/2011 (1)	1,000,000	1,025,542

Banks — 9.7%
Bank of America Corp., 3.700%, 9/1/2015 (1)	1,000,000	999,262
Discover Bank, 7.000%, 4/15/2020	1,000,000	1,070,959
Goldman Sachs Group, Inc., 7.500%, 2/15/2019	300,000	350,412
HSBC Bank USA NA, 4.875%, 8/24/2020 (1)	1,000,000	1,035,219
JPMorgan Chase & Co., 0.664%, 12/21/2011 (4)	1,000,000	998,829
JPMorgan Chase & Co., 0.958%, 2/26/2013 (4)	750,000	751,840
Morgan Stanley, 5.500%, 1/26/2020 (1)	1,000,000	1,014,492
National Agricultural Cooperative Federation, 4.250%, 1/28/2016 (6)(7)	500,000	513,562

		6,734,575

Beverages — 0.7%
PepsiCo, Inc., 0.556%, 7/15/2011 (4)	500,000	500,320

Chemicals — 0.4%
Dow Chemical Co., 8.550%, 5/15/2019 (1)	250,000	313,876

Diversified Financial Services — 9.9%
American Express Credit Corp., 0.492%, 12/2/2010 (4)	1,000,000	999,864
Blackstone Holdings Finance Co. LLC, 6.625%, 8/15/2019 (6)(7)	350,000	373,322
Boeing Capital Corp., 7.375%, 9/27/2010	1,000,000	1,004,678
Caterpillar Financial Services Corp., 1.287%, 6/24/2011 (4)	650,000	654,297
General Electric Capital Corp., 6.875%, 1/10/2039	650,000	763,378
Harley-Davidson Funding Corp., 5.000%, 12/15/2010 (6)(7)	300,000	301,552
Harley-Davidson Funding Corp., 5.750%, 12/15/2014 (6)(7)	750,000	790,096

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Diversified Financial Services (continued)
Jefferies Group, Inc., 6.875%, 4/15/2021	$ 500,000	$ 532,022
Jefferies Group, Inc., 8.500%, 7/15/2019	350,000	406,702
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018 (1)	250,000	275,541
Nomura Holdings, Inc., 6.700%, 3/4/2020 (1)	700,000	800,883

		6,902,335

Electric — 3.5%
Allegheny Energy Supply Co. LLC, 6.750%, 10/15/2039 (6)(7)	350,000	358,555
CenterPoint Energy Houston Electric LLC, 7.000%, 3/1/2014	250,000	296,490
Dubai Electricity & Water Authority, 8.500%, 4/22/2015 (6)(7)	1,000,000	1,064,015
Nisource Finance Corp., 6.125%, 3/1/2022	350,000	391,426
Progress Energy, Inc., 7.050%, 3/15/2019	250,000	309,686

		2,420,172

Environmental Control — 0.4%
Waste Management, Inc., 7.375%, 3/11/2019 (1)	250,000	313,817

Food — 1.6%
Ralcorp Holdings, Inc., 6.625%, 8/15/2039	1,000,000	1,090,421

Forest Products & Paper — 0.5%
International Paper Co., 8.700%, 6/15/2038	250,000	325,587

Healthcare-Products — 2.2%
Boston Scientific Corp., 6.000%, 1/15/2020 (1)	750,000	793,706
Boston Scientific Corp., 7.000%, 11/15/2035	350,000	361,994
Hospira, Inc., 6.400%, 5/15/2015	300,000	347,022

		1,502,722

Healthcare-Services — 2.1%
Humana, Inc., 8.150%, 6/15/2038	850,000	950,175
Quest Diagnostics, Inc., 6.400%, 7/1/2017	150,000	174,852
UnitedHealth Group, Inc., 1.718%, 2/7/2011 (4)	350,000	352,107

		1,477,134

Home Furnishings — 0.5%
Whirlpool Corp., 8.600%, 5/1/2014 (1)	300,000	359,943

Insurance — 7.7%
Aflac, Inc., 6.450%, 8/15/2040	500,000	526,492
Aflac, Inc., 6.900%, 12/17/2039	295,000	328,570
Aflac, Inc., 8.500%, 5/15/2019	300,000	376,363
American Financial Group, Inc., 9.875%, 6/15/2019	250,000	315,223
Berkshire Hathaway Finance Corp., 0.652%, 1/13/2012 (4)	500,000	500,280

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Corporate Income Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Insurance (continued)
Berkshire Hathaway, Inc., 3.200%, 2/11/2015	$ 500,000	$ 528,484
Lincoln National Corp., 7.000%, 6/15/2040	1,000,000	1,174,690
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	300,000	396,153
MetLife, Inc., 1.674%, 8/6/2013 (4)	1,250,000	1,256,394

		5,402,649

Internet — 1.5%
Expedia, Inc., 5.950%, 8/15/2020 (6)(7)	1,000,000	1,026,250

Iron/Steel — 1.5%
ArcelorMittal, 7.000%, 10/15/2039 (1)	1,000,000	1,028,980

Lodging — 1.9%
Wyndham Worldwide Corp., 6.000%, 12/1/2016	500,000	510,935
Wyndham Worldwide Corp., 7.375%, 3/1/2020	750,000	794,591

		1,305,526

Media — 4.3%
CBS Corp., 8.875%, 5/15/2019	250,000	325,367
DirecTV Holdings LLC, 6.000%, 8/15/2040	500,000	528,112
DirecTV Holdings LLC, 6.375%, 6/15/2015	1,000,000	1,040,000
NBC Universal, Inc., 6.400%, 4/30/2040 (6)(7)	500,000	561,825
Time Warner Entertainment Co. LP, 10.150%, 5/1/2012	200,000	227,805
Viacom, Inc., 6.125%, 10/5/2017	250,000	293,548

		2,976,657

Mining — 2.6%
Alcoa, Inc., 6.150%, 8/15/2020 (1)	1,000,000	1,010,649
Rio Tinto Finance USA, Ltd., 8.950%, 5/1/2014	300,000	368,271
Rio Tinto Finance USA, Ltd., 9.000%, 5/1/2019	100,000	136,870
Vale Overseas, Ltd., 6.875%, 11/21/2036	250,000	285,289

		1,801,079

Miscellaneous Manufacturing — 0.2%
Tyco Electronics Group SA, 6.550%, 10/1/2017	130,000	152,228

Multi-National — 0.7%
Corp Andina de Fomento, 3.750%, 1/15/2016	500,000	501,408

Oil & Gas — 9.6%
Anadarko Petroleum Corp., 6.450%, 9/15/2036 (1)	1,000,000	869,845
Chesapeake Energy Corp., 6.625%, 8/15/2020 (1)	1,000,000	1,008,750
Hess Corp., 8.125%, 2/15/2019 (1)	300,000	391,627
Nabors Industries, Inc., 9.250%, 1/15/2019 (1)	250,000	322,392

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Oil & Gas (continued)
Nexen, Inc., 7.500%, 7/30/2039 (1)	$ 250,000	$ 314,641
Pride International, Inc., 6.875%, 8/15/2020	1,000,000	1,053,750
Rowan Cos., Inc., 5.000%, 9/1/2017	1,000,000	1,007,216
Talisman Energy, Inc., 7.750%, 6/1/2019	300,000	379,154
Valero Energy Corp., 6.125%, 2/1/2020 (1)	500,000	546,492
Valero Energy Corp., 6.625%, 6/15/2037	500,000	508,136
Valero Energy Corp., 9.375%, 3/15/2019	250,000	319,057

		6,721,060

Oil & Gas Services — 0.7%
Weatherford International, Ltd., 9.625%, 3/1/2019 (1)	250,000	328,518
Weatherford International, Ltd., 9.875%, 3/1/2039	100,000	140,224

		468,742

Packaging & Containers — 2.5%
Ball Corp., 6.625%, 3/15/2018	750,000	772,500
Ball Corp., 7.125%, 9/1/2016	350,000	377,125
Bemis Co., Inc., 6.800%, 8/1/2019	500,000	599,281

		1,748,906

Pharmaceuticals — 1.4%
Express Scripts, Inc., 6.250%, 6/15/2014	250,000	288,437
McKesson Corp., 7.500%, 2/15/2019	350,000	447,066
Teva Pharmaceutical Finance III LLC, 0.939%, 12/19/2011 (4)	250,000	250,961

		986,464

Pipelines — 1.5%
Energy Transfer Partners LP, 9.000%, 4/15/2019	250,000	313,201
Enterprise Products Operating LLC, 6.450%, 9/1/2040 (1)	500,000	560,228
Kinder Morgan Energy Partners LP, 9.000%, 2/1/2019	150,000	196,082

		1,069,511

Real Estate — 0.7%
Qatari Diar Finance QSC, 3.500%, 7/21/2015 (6)(7)	500,000	510,641

Retail — 2.1%
AutoZone, Inc., 5.750%, 1/15/2015 (1)	400,000	446,165
JC Penney Corp., Inc., 7.125%, 11/15/2023	200,000	208,500
Kohl’s Corp., 6.875%, 12/15/2037 (1)	150,000	189,894
Staples, Inc., 9.750%, 1/15/2014	250,000	310,565
TJX Cos., Inc., 6.950%, 4/15/2019	250,000	319,344

		1,474,468

Semiconductors — 0.2%
Kla-Tencor Corp., 6.900%, 5/1/2018	100,000	115,343

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Corporate Income Fund (continued)

Description	Shares or Principal Amount	Value

Corporate Bonds & Notes (continued)

Sovereign — 0.8%
South Africa Government International Bond, 5.500%, 3/9/2020	$ 500,000	$ 558,125

Telecommunications — 4.6%
Frontier Communications Corp., 8.125%, 10/1/2018 (1)	750,000	798,750
Frontier Communications Corp., 9.000%, 8/15/2031 (1)	1,000,000	1,022,500
Telecom Italia Capital SA, 7.721%, 6/4/2038 (1)	1,000,000	1,126,382
TELUS Corp., 8.000%, 6/1/2011	250,000	262,784

		3,210,416

Transportation — 0.5%
FedEx Corp., 8.000%, 1/15/2019 (1)	250,000	325,576

Total Corporate Bonds & Notes (identified cost $52,527,254)		57,464,997

Short-Term Investments — 28.0%

Collateral Pool Investment for Securities on Loan — 20.2%

(See Note 2 of the Financial Statements)		14,071,118

Commercial Paper — 3.6%
Pepsico, Inc., 0.170%, 9/7/2010 (11)	1,500,000	1,499,958
United Parcel Service, Inc., 0.120%, 9/22/2010 (11)	1,000,000	999,930

		2,499,888

Mutual Funds — 2.8%
Marshall Prime Money Market Fund, Class I, 0.306% (13)	1,964,977	1,964,977

U.S. Treasury Bills — 1.4%
0.160%, 1/6/2011 (11)	$1,000,000	999,524

Total Short-Term Investments (identified cost $19,535,436)		19,535,507

Total Investments — 119.9% (identified cost $78,690,034)		83,620,634
Other Assets and Liabilities — (19.9)%		(13,875,685)

Total Net Assets — 100.0%		$69,744,949

Aggregate Bond Fund

Description	Principal Amount	Value

Collateralized Mortgage Obligations — 2.8%

Federal National Mortgage Association — 1.1%
5.500%, 3/25/2025, (Series 2006-12)	$ 286,320	$ 287,586
5.500%, 8/25/2034, (Series 2005-123)	3,000,000	3,284,286

		3,571,872

Private Sponsor — 1.7%
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.860%, 7/25/2037 (4)	3,202,982	3,102,681

Description	Principal Amount	Value

Collateralized Mortgage Obligations (continued)

Private Sponsor (continued)
JP Morgan Mortgage Trust, Class 2A1, (Series 2006-A3), 5.541%, 5/25/2036 (4)	$ 914,625	$ 809,046
PHH Alternative Mortgage Trust, Class 1A1, (Series 2007-2), 0.374%, 5/25/2037 (4)	506,935	484,008
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 3.808%, 4/25/2036 (4)	823,658	776,939

		5,172,674

Total Collateralized Mortgage Obligations (identified cost $8,541,862)		8,744,546

Commercial Mortgage Securities — 6.1%

Private Sponsor — 6.1%
Bear Stearns Commercial Mortgage Securities, Class AM, (Series 2007-PW17), 5.915%, 6/11/2050 (4)	3,000,000	2,692,365
Commercial Mortgage Pass-Through Certificates, Class A2, (Series 2006-FL12), 0.376%, 12/15/2020 (4)(6)(7)	2,517,370	2,392,100
Credit Suisse Mortgage Capital Certificates, Class A1, (Series 2007-TFLA), 0.346%, 2/15/2022 (4)(6)(7)	2,517,444	2,331,199
Credit Suisse Mortgage Capital Certificates, Class AM, (Series 2007-C5), 5.869%, 9/15/2040 (4)	3,000,000	2,149,269
GS Mortgage Securities Corp. II, Class A2, (Series 2007-EOP), 0.425%, 3/6/2020 (4)(6)(7)	2,500,000	2,377,075
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-FL1A), 0.651%, 7/15/2019 (4)(6)(7)	2,523,947	2,163,202
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 0.576%, 6/15/2022 (4)(6)(7)	3,719,718	3,445,627
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class AM, (Series 2007-9), 5.856%, 9/12/2049 (4)	2,000,000	1,746,254

Total Commercial Mortgage Securities (identified cost $20,628,683)		19,297,091

Corporate Bonds & Notes — 30.2%

Advertising — 0.7%
WPP Finance UK, 8.000%, 9/15/2014 (1)	2,000,000	2,355,040

Banks — 10.8%
Abbey National Treasury Services PLC/London, 3.875%, 11/10/2014 (6)(7)	1,500,000	1,529,523

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Aggregate Bond Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Banks (continued)
ANZ National Int’l, Ltd./London, 2.375%, 12/21/2012 (6)(7)	$ 3,000,000	$ 3,041,814
Australia & New Zealand Banking Group, Ltd., 3.700%, 1/13/2015 (1)(6)(7)	2,000,000	2,093,050
Banco Santander Chile, 2.875%, 11/13/2012 (1)(6)(7)	2,000,000	2,031,098
Bank of America Corp., 5.625%, 7/1/2020 (1)	2,000,000	2,064,320
Bank of New York Mellon Corp., 5.125%, 8/27/2013	2,000,000	2,225,496
BB&T Corp., 3.850%, 7/27/2012	3,000,000	3,143,853
Citigroup, Inc., 4.750%, 5/19/2015 (1)	2,000,000	2,062,532
Commonwealth Bank of Australia, 5.000%, 10/15/2019 (1)(6)(7)	1,500,000	1,622,637
Credit Suisse/New York, 3.450%, 7/2/2012	3,000,000	3,108,477
Goldman Sachs Group, Inc., 6.000%, 6/15/2020 (1)	2,500,000	2,698,082
Morgan Stanley, 4.000%, 7/24/2015 (1)	2,525,000	2,539,506
Rabobank Nederland NV, 3.200%, 3/11/2015 (6)(7)	1,800,000	1,864,017
Santander Issuances SA Unipersonal, 6.500%, 8/11/2019 (4)(6)(7)	1,500,000	1,577,279
Santander U.S. Debt SA Unipersonal, 1.333%, 3/30/2012 (4)(6)(7)	2,500,000	2,464,398

		34,066,082

Biotechnology — 0.7%
Life Technologies Corp., 6.000%, 3/1/2020 (1)	2,000,000	2,287,066

Building Materials — 1.7%
CRH America, Inc., 6.000%, 9/30/2016	3,000,000	3,300,417
Holcim U.S. Finance Sarl & Cie SCS, 6.000%, 12/30/2019 (6)(7)	2,000,000	2,166,988

		5,467,405

Diversified Financial Services — 2.7%
American Honda Finance Corp., 6.700%, 10/1/2013 (6)(7)	2,000,000	2,288,288
General Electric Capital Corp., 5.875%, 1/14/2038 (1)	2,000,000	2,063,562
Genworth Global Funding Trusts, 5.200%, 10/8/2010	2,000,000	2,007,736
Invesco, Ltd., 5.375%, 12/15/2014	1,958,000	2,060,901

		8,420,487

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Electronics — 0.7%
Agilent Technologies, Inc., 5.000%, 7/15/2020 (1)	$ 2,000,000	$ 2,127,248

Food — 0.5%
Kraft Foods, Inc., 5.375%, 2/10/2020 (1)	1,500,000	1,670,098

Healthcare-Products — 1.7%
Boston Scientific Corp., 6.000%, 1/15/2020 (1)	2,000,000	2,116,548
CareFusion Corp., 5.125%, 8/1/2014	3,000,000	3,300,498

		5,417,046

Home Furnishings — 0.7%
Whirlpool Corp., 8.000%, 5/1/2012	2,000,000	2,184,310

Insurance — 4.2%
Berkshire Hathaway, Inc., 0.834%, 2/11/2013 (4)	2,000,000	2,010,970
Berkshire Hathaway, Inc., 3.200%, 2/11/2015 (1)	1,500,000	1,585,453
Genworth Life Institutional Funding Trust, 5.875%, 5/3/2013 (6)(7)	2,000,000	2,104,578
MetLife, Inc., 4.750%, 2/8/2021 (1)	3,000,000	3,143,280
Metropolitan Life Global Funding I, 0.927%, 7/13/2011 (4)(6)(7)	2,500,000	2,505,240
Progressive Corp., 6.700%, 6/15/2037 (4)	2,000,000	1,902,530

		13,252,051

Iron/Steel — 0.7%
ArcelorMittal, 5.375%, 6/1/2013 (1)	2,000,000	2,133,842

Media — 1.1%
NBC Universal, Inc., 5.150%, 4/30/2020 (6)(7)	1,000,000	1,078,440
NBC Universal, Inc., 6.400%, 4/30/2040 (6)(7)	2,000,000	2,247,300

		3,325,740

Oil & Gas — 0.3%
NuStar Logistics LP, 4.800%, 9/1/2020	1,000,000	1,017,025

Pipelines — 1.7%
Enbridge Energy Partners LP, 5.200%, 3/15/2020 (1)	2,000,000	2,160,002
Enterprise Products Operating LLC, 5.200%, 9/1/2020	2,000,000	2,161,020
TransCanada PipeLines, Ltd., 6.100%, 6/1/2040	1,000,000	1,152,142

		5,473,164

Real Estate Investment Trusts — 0.6%
ProLogis, 6.250%, 3/15/2017	1,800,000	1,746,704

Software — 0.7%
Oracle Corp., 5.375%, 7/15/2040 (1)(6)(7)	2,000,000	2,176,336

Toys/Games/Hobbies — 0.7%
Hasbro, Inc., 6.350%, 3/15/2040	2,000,000	2,083,466

Total Corporate Bonds & Notes (identified cost $89,525,673)		95,203,110

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Aggregate Bond Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals — 3.0%

Georgia — 0.7%
Municipal Electric Authority of Georgia, Power, Revenue Bonds, 6.655%, 4/1/2057 A+/A2	$ 2,000,000	$ 2,086,800

Illinois — 1.7%
State of Illinois, General Obligation, GO UT, 4.850%, 7/1/2015 A+/A1	2,000,000	2,083,660
State of Illinois, General Obligation, GO UT, 6.200%, 7/1/2021 A+/A1	3,000,000	3,122,130

		5,205,790

Ohio — 0.6%
Olentangy Local School District, School District, GO UT, 6.190%, 12/1/2036 AA+/Aa1; Call Date 12/1/2019	1,900,000	2,007,920

Total Municipals (identified cost $8,898,643)		9,300,510

U.S. Government & U.S. Government Agency Obligations — 35.1%

U.S. Treasury Bonds & Notes — 35.1%
1.125%, 6/15/2013 (1)	15,000,000	15,185,190
1.375%, 11/15/2012 (1)	15,000,000	15,274,215
1.500%, 12/31/2013 (1)	10,000,000	10,229,690
2.250%, 1/31/2015 (1)	10,000,000	10,460,160
2.375%, 7/31/2017	10,000,000	10,307,810
2.500%, 6/30/2017 (1)	7,500,000	7,796,482
2.750%, 5/31/2017 (1)	9,000,000	9,502,029
2.750%, 2/15/2019 (1)	17,000,000	17,670,701
3.500%, 5/15/2020 (1)	10,000,000	10,897,660
4.375%, 5/15/2040 (1)	3,000,000	3,461,718

Total U.S. Government & U.S. Government Agency Obligations (identified cost $108,515,274)		110,785,655

U.S. Government Agency-Mortgage Securities — 16.3%

Federal Home Loan Mortgage Corporation — 6.6%
4.500%, 9/15/2040 (5)	20,000,000	20,981,240

Federal National Mortgage Association — 9.7%
4.000%, 9/15/2040 (5)	10,000,000	10,357,810
5.000%, 7/1/2022	3,455,696	3,678,342
5.000%, 1/1/2037 (1)	5,165,969	5,506,872
5.500%, 5/1/2037 (1)	8,318,883	8,906,762
5.500%, 7/1/2038	1,225,647	1,312,261
6.500%, 11/1/2037	678,673	734,217

		30,496,264

Total U.S. Government Agency-Mortgage Securities (identified cost $49,222,630)		51,477,504

Short-Term Investments — 60.8%

Collateral Pool Investment for Securities on Loan — 46.4%

(See Note 2 of the Financial Statements)		146,178,911

Description	Principal Amount	Value
Short-Term Investments (continued)

Repurchase Agreement — 14.4%
Agreement with Morgan Stanley & Co., Inc., 0.230%, dated 8/31/2010, to be repurchased at $45,447,631 on 9/1/2010, collateralized by a U.S. Government Agency Obligation with a maturity of 3/15/2016, with a market value of $46,356,952 (at amortized cost)	$45,447,341	$ 45,447,341

Total Short-Term Investments (identified cost $191,626,252)		191,626,252

Total Investments — 154.3% (identified cost $476,959,017)		486,434,668
Other Assets and Liabilities — (54.3)%		(171,199,116)

Total Net Assets — 100.0%		$315,235,552

Core Plus Bond Fund

Description	Principal Amount	Value

Asset-Backed Securities — 5.6%

Automobiles — 5.6%
Capital One Prime Auto Receivables Trust, Class A4, (Series 2007-2), 5.060%, 6/15/2014	$ 750,000	$ 770,897
Ford Credit Auto Owner Trust, Class A3A, (Series 2008-B), 4.280%, 5/15/2012	809,213	819,742
Nissan Auto Receivables Owner Trust, Class A3, (Series 2008-B), 4.460%, 4/16/2012	497,758	505,593
Nissan Auto Receivables Owner Trust, Class A3, (Series 2009-1), 5.000%, 9/15/2014	966,150	996,331
USAA Auto Owner Trust, Class A3, (Series 2009-1), 3.020%, 6/15/2013	1,116,946	1,133,720

Total Asset-Backed Securities (identified cost $4,233,237)		4,226,283

Commercial Mortgage Securities — 3.2%

Private Sponsor — 3.2%
Bear Stearns Commercial Mortgage Securities, Class A4, (Series 2007-T28), 5.742%, 9/11/2042 (4)	500,000	549,651
CS First Boston Mortgage Securities Corp., Class A2, (Series 2005-C5), 5.100%, 8/15/2038 (4)	914,967	915,218
JP Morgan Chase Commercial Mortgage Securities Corp., Class A2, (Series 2005-CB13), 5.247%, 1/12/2043	964,818	967,997

Total Commercial Mortgage Securities (identified cost $2,115,309)		2,432,866

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Core Plus Bond Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes — 62.0%

Aerospace/Defense — 0.7%
Embraer Overseas, Ltd., 6.375%, 1/15/2020	$ 500,000	$ 552,500

Agriculture — 3.7%
Altria Group, Inc., 10.200%, 2/6/2039	250,000	362,432
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019 (1)	500,000	605,559
Lorillard Tobacco Co., 8.125%, 5/1/2040	1,000,000	1,059,458
Reynolds American, Inc., 7.750%, 6/1/2018	650,000	774,571

		2,802,020

Banks — 6.2%
Discover Bank, 7.000%, 4/15/2020	1,000,000	1,070,959
Goldman Sachs Group, Inc., 7.500%, 2/15/2019	700,000	817,628
HSBC Bank USA NA, 4.875%, 8/24/2020 (1)	750,000	776,414
JPMorgan Chase & Co., 0.958%, 2/26/2013 (4)	500,000	501,227
Korea Development Bank/Republic of Korea, 4.375%, 8/10/2015 (1)	500,000	530,938
Morgan Stanley, 4.000%, 7/24/2015 (1)	500,000	502,873
National Agricultural Cooperative Federation, 4.250%, 1/28/2016 (6)(7)	500,000	513,562

		4,713,601

Chemicals — 1.0%
Dow Chemical Co., 9.400%, 5/15/2039 (1)	500,000	711,912

Diversified Financial Services — 5.8%
Blackstone Holdings Finance Co. LLC, 6.625%, 8/15/2019 (6)(7)	400,000	426,653
Caterpillar Financial Services Corp., 1.287%, 6/24/2011 (4)	250,000	251,653
General Electric Capital Corp., 6.875%, 1/10/2039	500,000	587,214
Harley-Davidson Funding Corp., 5.000%, 12/15/2010 (6)(7)	500,000	502,587
Harley-Davidson Funding Corp., 5.750%, 12/15/2014 (6)(7)	600,000	632,077
Jefferies Group, Inc., 6.875%, 4/15/2021	500,000	532,022
Jefferies Group, Inc., 8.500%, 7/15/2019	350,000	406,702
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018 (1)	250,000	275,541
Nomura Holdings, Inc., 6.700%, 3/4/2020 (1)	650,000	743,677

		4,358,126

Electric — 2.8%
Allegheny Energy Supply Co. LLC, 6.750%, 10/15/2039 (6)(7)	250,000	256,111

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Electric (continued)
CenterPoint Energy Houston Electric LLC, 7.000%, 3/1/2014	$ 250,000	$ 296,490
Dubai Electricity & Water Authority, 8.500%, 4/22/2015 (6)(7)	1,000,000	1,064,015
Nisource Finance Corp., 6.125%, 3/1/2022	150,000	167,754
Progress Energy, Inc., 7.050%, 3/15/2019	250,000	309,686

		2,094,056

Environmental Control — 0.4%
Waste Management, Inc., 7.375%, 3/11/2019	250,000	313,817

Food — 1.5%
Ralcorp Holdings, Inc., 6.625%, 8/15/2039	1,000,000	1,090,421

Forest Products & Paper — 0.4%
International Paper Co., 8.700%, 6/15/2038	250,000	325,587

Healthcare-Products — 1.8%
Boston Scientific Corp., 6.000%, 1/15/2020 (1)	500,000	529,137
Boston Scientific Corp., 7.000%, 11/15/2035	250,000	258,567
Hospira, Inc., 6.400%, 5/15/2015	500,000	578,371

		1,366,075

Healthcare-Services — 1.7%
Humana, Inc., 8.150%, 6/15/2038	500,000	558,926
Quest Diagnostics, Inc., 6.400%, 7/1/2017	250,000	291,420
UnitedHealth Group, Inc., 1.718%, 2/7/2011 (4)	450,000	452,709

		1,303,055

Home Furnishings — 1.1%
Whirlpool Corp., 8.600%, 5/1/2014	700,000	839,867

Insurance — 4.3%
Aflac, Inc., 8.500%, 5/15/2019	700,000	878,181
American Financial Group, Inc., 9.875%, 6/15/2019	250,000	315,223
Berkshire Hathaway Finance Corp., 0.652%, 1/13/2012 (4)	500,000	500,280
Lincoln National Corp., 7.000%, 6/15/2040	500,000	587,345
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	350,000	462,178
MetLife, Inc., 1.674%, 8/6/2013 (4)	500,000	502,557

		3,245,764

Internet — 1.4%
Expedia, Inc., 5.950%, 8/15/2020 (6)(7)	1,000,000	1,026,250

Iron/Steel — 0.7%
ArcelorMittal, 7.000%, 10/15/2039	500,000	514,490

Lodging — 1.2%
Wyndham Worldwide Corp., 6.000%, 12/1/2016	400,000	408,748

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Core Plus Bond Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Lodging (continued)
Wyndham Worldwide Corp., 7.375%, 3/1/2020	$ 500,000	$ 529,727

		938,475

Media — 3.0%
CBS Corp., 8.875%, 5/15/2019 (1)	500,000	650,733
DirecTV Holdings LLC, 6.000%, 8/15/2040	500,000	528,112
DirecTV Holdings LLC, 6.375%, 6/15/2015	500,000	520,000
Time Warner Entertainment Co. LP, 10.150%, 5/1/2012	250,000	284,756
Viacom, Inc., 6.125%, 10/5/2017	250,000	293,548

		2,277,149

Mining — 2.8%
Alcoa, Inc., 6.150%, 8/15/2020 (1)	1,000,000	1,010,649
Rio Tinto Finance USA, Ltd., 8.950%, 5/1/2014	350,000	429,650
Rio Tinto Finance USA, Ltd., 9.000%, 5/1/2019	400,000	547,481
Vale Overseas, Ltd., 6.875%, 11/10/2039	125,000	143,771

		2,131,551

Multi-National — 0.7%
Corp Andina de Fomento, 3.750%, 1/15/2016	500,000	501,408

Oil & Gas — 8.8%
Anadarko Petroleum Corp., 6.450%, 9/15/2036 (1)	500,000	434,923
Chesapeake Energy Corp., 6.625%, 8/15/2020 (1)	1,000,000	1,008,750
Ecopetrol SA, 7.625%, 7/23/2019 (1)	500,000	598,750
Hess Corp., 8.125%, 2/15/2019 (1)	250,000	326,356
Nabors Industries, Inc., 9.250%, 1/15/2019 (1)	250,000	322,392
Nexen, Inc., 7.500%, 7/30/2039 (1)	500,000	629,282
Pride International, Inc., 7.875%, 8/15/2040	1,000,000	1,057,500
Rowan Cos., Inc., 5.000%, 9/1/2017	500,000	503,608
Talisman Energy, Inc., 7.750%, 6/1/2019	700,000	884,691
Valero Energy Corp., 6.125%, 2/1/2020 (1)	500,000	546,492
Valero Energy Corp., 9.375%, 3/15/2019	250,000	319,057

		6,631,801

Oil & Gas Services — 0.4%
Weatherford International, Ltd., 9.625%, 3/1/2019 (1)	250,000	328,518

Packaging & Containers — 2.1%
Ball Corp., 6.625%, 3/15/2018	500,000	515,000
Ball Corp., 7.125%, 9/1/2016	150,000	161,625
Bemis Co., Inc., 6.800%, 8/1/2019	750,000	898,922

		1,575,547

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Pharmaceuticals — 1.7%
Express Scripts, Inc., 6.250%, 6/15/2014	$ 500,000	$ $576,874
McKesson Corp., 7.500%, 2/15/2019	350,000	447,066
Teva Pharmaceutical Finance III LLC, 0.939%, 12/19/2011 (4)	250,000	250,961

		1,274,901

Pipelines — 0.9%
Energy Transfer Partners LP, 9.000%, 4/15/2019	250,000	313,201
Kinder Morgan Energy Partners LP, 9.000%, 2/1/2019	250,000	326,804

		640,005

Real Estate — 0.3%
Qatari Diar Finance QSC, 3.500%, 7/21/2015 (6)(7)	250,000	255,320

Retail — 1.7%
AutoZone, Inc., 5.750%, 1/15/2015 (1)	600,000	669,247
JC Penney Corp., Inc., 7.125%, 11/15/2023	300,000	312,750
Staples, Inc., 9.750%, 1/15/2014	250,000	310,566

		1,292,563

Semiconductors — 0.2%
Kla-Tencor Corp., 6.900%, 5/1/2018	100,000	115,343

Sovereign — 1.4%
Korea Expressway Corp., 4.500%, 3/23/2015 (6)(7)	500,000	526,453
South Africa Government International Bond, 5.500%, 3/9/2020	500,000	558,125

		1,084,578

Telecommunications — 2.9%
Frontier Communications Corp., 8.125%, 10/1/2018 (1)	500,000	532,500
Frontier Communications Corp., 9.000%, 8/15/2031	1,000,000	1,022,500
Telecom Italia Capital SA, 7.721%, 6/4/2038 (1)	500,000	563,191
TELUS Corp., 8.000%, 6/1/2011	100,000	105,114

		2,223,305

Transportation — 0.4%
FedEx Corp., 8.000%, 1/15/2019 (1)	250,000	325,576

Total Corporate Bonds & Notes (identified cost $41,421,119)		46,853,581

U.S. Government & U.S. Government Agency Obligations —9.1%

U.S. Treasury Bonds & Notes — 9.1%
2.000%, 4/15/2012 (1)	1,074,170	1,110,507
2.125%, 1/15/2019 (1)	1,522,860	1,692,041
2.375%, 4/15/2011 (1)	1,647,255	1,668,875
3.500%, 1/15/2011	1,878,585	1,898,838
3.500%, 2/15/2018	500,000	552,305

Total U.S. Government & U.S. Government Agency Obligations (identified cost $6,797,122)		6,922,566

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Core Plus Bond Fund (continued)

Description	Shares or Principal Amount	Value

U.S. Government Agency-Mortgage Securities — 8.5%

Federal Home Loan Mortgage Corporation — 1.9%
5.000%, 2/1/2039	$1,372,300	$ 1,458,355

Federal National Mortgage Association —1.9%
6.000%, 12/1/2038	662,101	713,598
6.500%, 10/1/2037	654,195	714,380

		1,427,978

Government National Mortgage Association — 4.7%
5.500%, 2/15/2039	1,036,893	1,124,337
6.000%, 10/15/2038	415,202	452,729
6.000%, 12/15/2038	1,129,305	1,231,376
6.000%, 1/15/2039	666,029	726,227

		3,534,669

Total U.S. Government Agency-Mortgage Securities (identified cost $6,134,473)		6,421,002

Short-Term Investments — 36.5%

Collateral Pool Investment for Securities on Loan — 24.4%

(See Note 2 of the Financial Statements)		18,448,345

Commercial Paper — 2.0%
United Parcel Service, Inc., 0.120%, 9/22/2010 (11)	1,500,000	1,499,895

Mutual Funds — 4.8%
Marshall Prime Money Market Fund, Class I, 0.306% (13)	3,662,916	3,662,916

U.S. Treasury Bills — 5.3%
0.140%, 9/16/2010 (1)(11)	$2,500,000	2,499,837
0.160%, 1/6/2011 (11)	1,500,000	1,499,286

		3,999,123

Total Short-Term Investments (identified cost $27,610,190)		27,610,279

Total Investments — 124.9% (identified cost $88,311,450)		94,466,577
Other Assets and Liabilities — (24.9)%		(18,840,041)

Total Net Assets — 100.0%		$75,626,536

Government Money Market Fund

Description	Principal Amount	Value
Commercial Paper — 3.7%

Asset-Backed Securities — 3.7%
Straight - A Funding, 0.310%, 10/25/2010 (6)(7)(11)	$25,000,000	$ 24,988,375

Total Commercial Paper		24,988,375

Municipals — 17.4%

California — 13.6%
California Housing Finance Agency, Single Family Housing, Revenue Bonds, 0.290%, 2/1/2016 (4)(9)	19,925,000	19,925,000
California Statewide Communities Development Authority, Multi-Family Housing, Revenue Bonds, FNMA, 0.290%, 12/15/2037, Call Date 9/15/2010 (4)(9)	25,000,000	25,000,000

Description	Principal Amount	Value
Municipals (continued)

California (continued)
San Francisco City & County Redevelopment Agency, Multi-Family Housing, Revenue Bonds, FNMA, 0.280%, 6/15/2034, Call Date 9/15/2010 (4)(9)	$21,100,000	$ 21,100,000
Southern California Home Financing Authority, Single Family Housing, Revenue Bonds, 0.290%, 2/1/2034, Call Date 9/1/2010 (4)(9)	25,040,000	25,040,000

		91,065,000

New York — 3.8%
New York State Housing Finance Agency, Multi-Family Housing, Revenue Bonds, FNMA, 0.300%, 5/15/2032, Call Date 9/1/2010 (4)(9)	25,000,000	25,000,000

Total Municipals		116,065,000

U.S. Government & U.S. Government Agency Obligations — 18.1%

Federal Home Loan Bank — 9.7%
0.195%, 11/19/2010 (4)	25,000,000	24,998,877
0.291%, 2/10/2012 (4)	20,000,000	19,991,028
0.497%, 10/13/2011 (4)	20,000,000	20,023,682

		65,013,587

Federal Home Loan Mortgage Corporation — 7.5%
0.508%, 9/24/2010 (4)	50,000,000	49,999,360

Federal National Mortgage Association — 0.9%
0.250%, 1/18/2011 (11)	6,000,000	5,994,208

Total U.S. Government & U.S. Government Agency Obligations		121,007,155

Repurchase Agreements — 60.8%
Agreement with Barclays Capital, Inc., 0.240%, dated 8/31/2010, to be repurchased at $155,001,033 on 9/1/2010, collateralized by a U.S. Government Treasury Obligation with a maturity of 8/31/2012, with a market value of $158,100,059	155,000,000	155,000,000
Agreement with Cantor Fitzgerald, Inc., 1.000%, dated 8/31/2010, to be repurchased at $10,000,278 on 9/1/2010, collateralized by U.S. Government Agency Obligations with various maturities to 3/25/2035, with a market value of $10,200,001	10,000,000	10,000,000
Agreement with Deutsche Bank Alex Brown, Inc., 0.250%, dated 8/31/2010, to be repurchased at $150,001,042 on 9/1/2010, collateralized by U.S. Government Agency Obligations with various maturities to 2/1/2038, with a market value of $153,000,000	150,000,000	150,000,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Government Money Market Fund (continued)

Description	Principal Amount	Value
Repurchase Agreements (continued)
Agreement with Fixed Income Clearing Corp., 0.100%, dated 8/31/2010, to be repurchased at $15,628,243 on 9/1/2010, collateralized by a U.S. Government Agency Obligation with a maturity of 4/15/2013, with a market value of $15,944,175	$15,628,199	$ 15,628,199
Agreement with Morgan Stanley & Co., Inc., 0.230%, dated 8/31/2010, to be repurchased at $75,000,479 on 9/1/2010, collateralized by U.S. Government Agency Obligations with various maturities to 12/10/2014, with a market value of $76,500,028	75,000,000	75,000,000

Total Repurchase Agreements		405,628,199

Total Investments — 100.0% (at amortized cost)		667,688,729

Other Assets and Liabilities — 0.0%		(51,044)

Total Net Assets — 100.0%		$667,637,685

Tax-Free Money Market Fund

Description	Principal Amount	Value

Municipals — 98.7%

Alabama — 2.9%
City of Gardendale, Multi-Family Housing, Revenue Bonds, 0.390%, 10/1/2032, Call 9/1/2010 (4)	$ 1,465,000	$ 1,465,000
City of Gardendale, Multi-Family Housing, Revenue Bonds, 0.390%, 10/1/2032, Call 9/1/2010 (4)	1,584,000	1,584,000
City of Gardendale, Multi-Family Housing, Revenue Bonds, 0.390%, 10/1/2032, Call 9/1/2010 (4)	3,200,000	3,200,000
JP Morgan Chase Putters/Drivers Trust, Higher Education, Revenue Bonds, 0.350%, 12/1/2029, Call 6/1/2016 (4)(6)(7)	4,845,000	4,845,000
Mobile Industrial Development Board, Pollution, Revenue Bonds, 1.000%, 8/16/2011 (4)	15,000,000	15,000,000

		26,094,000

Arizona — 3.6%
Arizona Health Facilities Authority, Medical, Revenue Bonds, 0.400%, 2/1/2042, Call 2/1/2013 (4)	8,000,000	8,000,000
Greater Arizona Development Authority, Facilities, Revenue Bonds, 0.380%, 8/1/2015 (4)	2,675,000	2,675,000
Puttable Floating Option Tax-Exempt Receipts, Medical, Revenue Bonds, 0.550%, 2/1/2042, Call 2/1/2013 (4)	21,705,000	21,705,000

		32,380,000

Arkansas — 0.9%
Benton County Public Facilities Board, Higher Education, Revenue Bonds, 0.300%, 6/1/2026, Call 9/1/2010 (4)	7,740,000	7,740,000

California — 7.8%
Abag Finance Authority for Nonprofit Corps., General, Revenue Bonds, 0.450%, 10/1/2029, Call 9/1/2010 (4)	10,430,000	10,430,000
California Infrastructure & Economic Development Bank, General, Revenue Bonds, 1.000%, 9/1/2037, Call 9/1/2010 (4)	5,900,000	5,900,000
California Municipal Finance Authority, Education, Revenue Bonds, 1.980%, 8/1/2037, Call 9/1/2010 (4)	8,130,000	8,130,000
City of Concord, Multi-Family Housing, Revenue Bonds, 0.360%, 7/15/2018 (4)	3,600,000	3,600,000
Elsinore Valley Municipal Water District, General, Certificate of Participation, 2.900%, 7/1/2035, Call 9/8/2010 (4)	7,745,000	7,745,000
Fontana Unified School District, School District, GO UT, 0.400%, 2/1/2016 (4)	3,765,000	3,765,000
JP Morgan Chase Putters/Drivers Trust, School District, GO UT, 0.450%, 8/1/2012 (4)(6)(7)	2,565,000	2,565,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Sacramento County Housing Authority, Multi-Family Housing, Revenue Bonds, 0.400%, 5/15/2031 (4)	$ 7,500,000	$ 7,500,000
State of California, General Obligation, GO UT, 0.370%, 3/1/2035, Call 3/1/2016 (4)	12,250,000	12,250,000
State of California, General Obligation, GO UT, 0.400%, 2/1/2015 (4)	4,995,000	4,995,000
Sweetwater Union High School District, School District, GO UT, 0.400%, 8/1/2013 (4)	3,620,000	3,620,000

		70,500,000

Colorado — 5.4%
Colorado Health Facilities Authority, Nursing Homes, Revenue Bonds, 0.480%, 8/1/2034, Call 9/1/2010 (4)	4,655,000	4,655,000
Colorado Health Facilities Authority, Nursing Homes, Revenue Bonds, 0.480%, 8/1/2034, Call 9/1/2010 (4)	3,735,000	3,735,000
County of Pueblo, Medical, Revenue Bonds, 0.500%, 11/1/2028, Call 11/1/2010 (4)	1,500,000	1,500,000
JP Morgan Chase Putters/Drivers Trust, Single Family Housing, Revenue Bonds, 0.400%, 11/1/2016 (4)(6)(7)	3,250,000	3,250,000
Puttable Floating Option Tax-Exempt Receipts, General, Revenue Bonds, 0.500%, 12/1/2028 (4)	15,500,000	15,500,000
Southern Ute Tribe of Southern Ute Indian Reservation, General, Revenue Bonds, 0.300%, 11/1/2031, Call 9/1/2010 (4)	5,000,000	5,000,000
Southern Ute Tribe of Southern Ute Indian Reservation, General, Revenue Bonds, 0.350%, 4/1/2040, Call 9/1/2010 (4)(6)(7)	15,300,000	15,300,000

		48,940,000

Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Medical, Revenue Bonds, Assured Guaranty Corp., 0.400%, 1/1/2016 (4)	3,575,000	3,575,000

District of Columbia — 0.7%
District of Columbia, Education, Revenue Bonds, 0.440%, 10/1/2023, Call 9/1/2010 (4)	4,115,000	4,115,000
District of Columbia, General, Revenue Bonds, 0.440%, 3/1/2026, Call 9/1/2010 (4)	2,060,000	2,060,000

		6,175,000

Florida — 6.0%
Brevard County Health Facilities Authority, Medical, Revenue Bonds, 0.630%, 1/1/2034, Call 9/1/2010 (4)	5,900,000	5,900,000
Broward County School Board, General, Certificate of Participation, 0.400%, 1/1/2016 (4)	4,995,000	4,995,000
Citizens Property Insurance Corp., General, Revenue Notes, 2.000%, 4/21/2011	12,500,000	12,556,474
City of Gulf Breeze, General, Revenue Bonds, 5.000%, 12/1/2010, Call 10/4/2010 (4)	3,050,000	3,050,000
County of Brevard, Education, Revenue Bonds, 0.440%, 10/1/2019, Call 9/1/2010 (4)	2,530,000	2,530,000
JP Morgan Chase Putters/Drivers Trust, Water, Revenue Bonds, 0.400%, 11/1/2015 (4)(6)(7)	3,700,000	3,700,000
JP Morgan Chase Putters/Drivers Trust, Water, Revenue Bonds, 0.400%, 4/1/2018 (4)(6)(7)	3,000,000	3,000,000
Orange County Health Facilities Authority, Medical, Revenue Bonds, 0.430%, 11/15/2036, Call 9/1/2010 (4)	1,610,000	1,610,000
Orange County Industrial Development Authority, Education, Revenue Bonds, 0.440%, 10/1/2023, Call 9/1/2010 (4)	3,165,000	3,165,000
Orlando-Orange County Expressway Authority, Transportation, Revenue Bonds, 0.410%, 7/1/2040, Call 9/1/2010 (4)	10,000,000	10,000,000
Palm Beach County School Board, General, Certificate of Participation, 0.350%, 8/1/2026, Call 8/1/2016 (4)	3,715,000	3,715,000

		54,221,474

Georgia — 4.9%
Appling County Development Authority, Pollution, Revenue Bonds, 0.450%, 9/1/2029, Call 9/1/2010 (4)	5,000,000	5,000,000
Bartow County Development Authority, Pollution, Revenue Bonds, 0.700%, 12/1/2032, Call 9/1/2010 (4)	5,000,000	5,000,000
Burke County Development Authority, Pollution, Revenue Bonds, 0.700%, 7/1/2049, Call 9/1/2010 (4)	15,000,000	15,000,000
Columbia County Development Authority, Education, Revenue Bonds, 0.390%, 8/1/2018, Call 9/1/2010 (4)	2,300,000	2,300,000
Monroe County Development Authority, Pollution, Revenue Bonds, 0.700%, 7/1/2049, Call 9/1/2010 (4)	10,000,000	10,000,000
Rome-Floyd County Development Authority, Facilities, Revenue Bonds, 0.400%, 11/1/2011 (4)	3,500,000	3,500,000
Savannah Economic Development Authority, Pollution, Revenue Bonds, 0.480%, 1/1/2016, Call 9/1/2010 (4)	4,085,000	4,085,000

		44,885,000

Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Medical, Revenue Bonds, 0.370%, 5/1/2019, Call 9/1/2010 (4)	2,000,000	2,000,000

Illinois — 7.6%
Illinois Finance Authority, Medical, Revenue Bonds, 0.300%, 12/1/2037, Call 9/1/2010 (4)	6,400,000	6,400,000
Illinois Finance Authority, Medical, Revenue Bonds, 0.370%, 7/1/2029, Call 7/1/2012 (4)	5,850,000	5,850,000
Illinois Finance Authority, Medical, Revenue Bonds, 0.400%, 5/1/2038, Call 9/1/2010 (4)	7,240,000	7,240,000
JP Morgan Chase Putters/Drivers Trust, Transportation, Revenue Bonds, 0.400%, 6/1/2018 (4)(6)(7)	6,865,000	6,865,000
Phoenix Realty Special Account-U LP, Multi-Family Housing, Revenue Bonds, 0.450%, 4/1/2020, Call 9/1/2010 (4)	4,075,000	4,075,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
State of Illinois, General Obligation, GO UT, 3.000%, 4/15/2011	$12,000,000	$ 12,080,618
Term Tender Custodial Receipts, Medical, Revenue Bonds, 0.650%, 9/17/2010 (4)(6)(10)	20,050,000	20,051,338
Upper Illinois River Valley Development Authority, Development, Revenue Bonds, 0.460%, 8/1/2033, Call 9/1/2010 (4)	6,335,000	6,335,000

		68,896,956

Indiana — 0.7%
City of South Bend, Development, Revenue Bonds, 0.320%, 4/1/2033, Call 9/2/2010 (4)	6,800,000	6,800,000

Iowa — 4.4%
Iowa Finance Authority, Development, Revenue Bonds, 0.370%, 6/1/2036, Call 9/1/2010 (4)	21,000,000	21,000,000
Iowa Finance Authority, Development, Revenue Bonds, 0.370%, 9/1/2036, Call 9/1/2010 (4)	19,000,000	19,000,000

		40,000,000

Kansas — 1.6%
City of Burlington, Pollution, Revenue Bonds, 0.500%, 11/18/2010	3,400,000	3,400,000
City of Burlington, Pollution, Revenue Bonds, 0.500%, 11/18/2010	6,995,000	6,995,000
City of Burlington, Pollution, Revenue Bonds, 0.550%, 11/18/2010	3,900,000	3,900,000
City of Burlington, Pollution, Revenue Bonds, 0.550%, 11/18/2010	500,000	500,000

		14,795,000

Kentucky — 1.1%
County of Simpson, Medical, Revenue Bonds, 0.350%, 6/1/2036, Call 9/1/2010 (4)	4,105,000	4,105,000
Hancock County, 0.400%, 7/1/2011 (4)	1,000,000	1,000,000
Hancock County, 0.400%, 7/1/2012 (4)	1,685,000	1,685,000
Hardin County Water District No. 1, Water, Revenue Bonds, 0.440%, 9/1/2022, Call 9/2/2010 (4)	3,540,000	3,540,000

		10,330,000

Louisiana — 3.1%
Lafayette Parish Industrial Development Board, Development, Revenue Bonds, 0.600%, 12/15/2014, Call 9/1/2010 (4)	1,510,000	1,510,000
Louisiana Public Facilities Authority, Medical, Revenue Bonds, 0.400%, 1/1/2022 (4)	1,665,000	1,665,000
Parish of St. James, Development, Revenue Bonds, 0.350%, 11/1/2039, Call 9/1/2010 (4)	25,000,000	25,000,000

		28,175,000

Maryland — 1.3%
County of Washington, Nursing Homes, Revenue Bonds, 0.350%, 11/1/2032, Call 9/1/2010 (4)	11,570,000	11,570,000

Massachusetts — 1.0%
BB&T Municipal Trust, General, 0.440%, 10/1/2028 (4)(6)(7)	8,700,000	8,700,000

Michigan — 2.5%
Charter Township of Holland, General, Revenue Bonds, 0.440%, 10/1/2028, Call 9/1/2010 (4)	3,865,000	3,865,000
Michigan Higher Education Facilities Authority, Higher Education, Revenue Bonds, 0.340%, 3/1/2031, Call 9/1/2010 (4)	13,100,000	13,100,000
Michigan Strategic Fund, Nursing Homes, Revenue Bonds, 0.390%, 2/1/2032, Call 9/1/2010 (4)	5,565,000	5,565,000

		22,530,000

Minnesota — 2.2%
City of Bloomington, Development, Revenue Bonds, 0.310%, 12/1/2015 (4)	3,310,000	3,310,000
City of Bloomington, Development, Revenue Bonds, 0.310%, 12/1/2015, Call 9/1/2010 (4)	3,405,000	3,405,000
City of Owatonna, Nursing Homes, Revenue Bonds, 0.340%, 1/1/2030, Call 9/1/2010 (4)	3,290,000	3,290,000
City of Ramsey, Development, Revenue Bonds, 0.350%, 12/1/2023, Call 9/1/2010 (4)	3,315,000	3,315,000
SCA Tax Exempt Trust, Multi-Family Housing, Revenue Bonds, 0.550%, 1/1/2030 (4)	6,810,000	6,810,000

		20,130,000

Montana — 0.4%
Montana Board of Investments, General, Revenue Bonds, 0.310%, 9/1/2010 (4)	3,925,000	3,925,000

Nebraska — 1.0%
Central Plains Energy Project, Power, Revenue Bonds, 0.350%, 12/1/2021 (4)	8,475,000	8,475,000
Nebraska Investment Finance Authority, Multi-Family Housing, Revenue Bonds, 0.420%, 9/1/2031, Call 9/1/2010 (4)	600,000	600,000

		9,075,000

New Hampshire — 1.3%
New Hampshire Health & Education Facilities Authority, Medical, Revenue Bonds, 0.400%, 8/1/2011 (4)	8,690,000	8,690,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

New Hampshire (continued)
New Hampshire Health & Education Facilities Authority, Nursing Homes, Revenue Bonds, 0.470%, 5/1/2036, Call 9/1/2010 (4)	$ 3,500,000	$ 3,500,000

		12,190,000

New Jersey — 4.8%
JP Morgan Chase Putters/Drivers Trust, Transportation, Revenue Bonds, 0.400%, 12/15/2013 (4)(6)(7)	2,775,000	2,775,000
New Jersey Economic Development Authority, Nursing Homes, Revenue Bonds, 0.450%, 11/1/2040, Call 9/1/2010 (4)	9,575,000	9,575,000
New Jersey Economic Development Authority, Nursing Homes, Revenue Bonds, 0.450%, 11/1/2040, Call 9/1/2010 (4)	6,455,000	6,455,000
New Jersey Economic Development Authority, Transportation, Revenue Bonds, 0.350%, 12/1/2027, Call 9/1/2010 (4)	10,000,000	10,000,000
New Jersey Economic Development Authority, Transportation, Revenue Bonds, 0.350%, 12/1/2027, Call 9/1/2010 (4)	10,000,000	10,000,000
New Jersey Health Care Facilities Financing Authority, Medical, Revenue Bonds, 0.450%, 7/1/2038, Call 9/1/2010 (4)	4,805,000	4,805,000

		43,610,000

New York — 3.4%
Jefferson Central School District, School District, GO UT, 2.000%, 6/23/2011	8,485,000	8,552,726
New York City Industrial Development Agency, General, Revenue Bonds, 0.350%, 3/1/2030, Call 9/1/2010 (4)	4,500,000	4,500,000
New York State Thruway Authority, Transportation, Revenue Bonds, 0.330%, 1/1/2014 (4)	2,995,000	2,995,000
Onondaga County Industrial Development Agency, Development, Revenue Bonds, 0.350%, 12/1/2021, Call 9/2/2010 (4)	4,420,000	4,420,000
Suffolk County Industrial Development Agency, Development, Revenue Bonds, 0.480%, 4/1/2018, Call 9/1/2010 (4)	3,785,000	3,785,000
Utica Industrial Development Agency, Higher Education, Revenue Bonds, 0.420%, 7/15/2029, Call 9/1/2010 (4)	6,510,000	6,510,000

		30,762,726

North Carolina — 1.3%
BB&T Municipal Trust, General, Revenue Bonds, 0.360%, 6/1/2025 (4)(6)(7)	10,000,000	10,000,000
North Carolina Medical Care Commission, Nursing Homes, Revenue Bonds, 0.390%, 2/1/2022, Call 9/1/2010 (4)	2,200,000	2,200,000

		12,200,000

Ohio — 6.0%
Butler County Port Authority, General, Revenue Bonds, 0.270%, 9/1/2037, Call 9/1/2010 (4)	100,000	100,000
City of Brunswick, General Obligation, GO, 1.650%, 11/17/2010	3,000,000	3,003,122
County of Erie, General Obligation, Revenue Bonds, 0.370%, 8/15/2046, Call 10/1/2010 (4)	5,975,000	5,975,000
County of Lawrence, Development, Revenue Bonds, 0.400%, 11/1/2011 (4)	3,500,000	3,500,000
County of Warren, 0.470%, 9/1/2015 (4)	5,190,000	5,190,000
Ohio State Higher Educational Facility Commission, Medical, Revenue Bonds, 0.370%, 1/15/2046, Call 1/15/2017 (4)	11,250,000	11,250,000
Puttable Floating Option Tax-Exempt Receipts, General, Revenue Bonds, 0.400%, 4/1/2026 (4)	8,300,000	8,300,000
Puttable Floating Option Tax-Exempt Receipts, Higher Education, Revenue Bonds, 0.550%, 6/1/2037 (4)	17,265,000	17,265,000

		54,583,122

Oklahoma — 0.4%
Oklahoma Industries Authority, Education, Revenue Bonds, 0.600%, 8/1/2018, Call 9/1/2010 (4)	1,190,000	1,190,000
Tulsa Industrial Authority, General, Revenue Bonds, 0.490%, 11/1/2026, Call 9/1/2010 (4)	2,825,000	2,825,000

		4,015,000

Oregon — 0.9%
Oregon State Housing & Community Services Department, Housing, Revenue Bonds, 0.390%, 2/1/2042, Call 9/1/2010 (4)	7,945,000	7,945,000

Pennsylvania — 3.8%
BB&T Municipal Trust, General, 0.320%, 12/1/2014, Call 9/1/2010 (4)	7,910,000	7,910,000
JP Morgan Chase Putters/Drivers Trust, General Obligation, Revenue Bonds, 0.400%, 6/1/2015 (4)(6)(7)	4,800,000	4,800,000
Philadelphia School District, School District, GO UT, 2.500%, 6/30/2011	15,000,000	15,153,448
Reading School District, School District, GO UT, 0.400%, 1/15/2014 (4)	6,260,000	6,260,000

		34,123,448

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Puerto Rico — 1.5%
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities Financing Authority, Development, Revenue Bonds, 1.000%, 3/1/2011 (4)	$ 7,605,000	$ 7,605,000
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities Financing Authority, Pollution, Revenue Bonds, 0.950%, 3/1/2011 (4)	5,770,000	5,770,000

		13,375,000

Rhode Island — 2.5%
Rhode Island Health & Educational Building Corp., Higher Education, Revenue Bonds, 0.550%, 3/1/2034, Call 9/1/2010 (4)	11,610,000	11,610,000
Rhode Island Health & Educational Building Corp., Higher Education, Revenue Bonds, 0.550%, 11/1/2036, Call 9/1/2010 (4)	11,505,000	11,505,000

		23,115,000

South Carolina — 1.0%
County of York, Pollution, Revenue Bonds, 0.000%, 9/15/2024 (4)(5)	5,000,000	5,000,000
County of York, Pollution, Revenue Bonds, 0.000%, 9/15/2024 (4)(5)	2,000,000	2,000,000
South Carolina Transportation Infrastructure Bank, Transportation, Revenue Bonds, 0.380%, 4/1/2012 (4)	2,095,000	2,095,000

		9,095,000

South Dakota — 2.0%
South Carolina Jobs-Economic Development Authority, Education, Revenue Bonds, 0.390%, 6/1/2030, Call 9/1/2010 (4)	3,860,000	3,860,000
South Dakota Housing Development Authority, Housing, Revenue Bonds, 0.380%, 11/1/2048, Call 9/1/2010 (4)	6,650,000	6,650,000
South Dakota Housing Development Authority, Multi-Family Housing, Revenue Bonds, 0.380%, 5/1/2048, Call 9/1/2010 (4)	7,320,000	7,320,000

		17,830,000

Tennessee — 0.4%
SCA Tax Exempt Trust, Multi-Family Housing, Revenue Bonds, 0.550%, 1/1/2030, Call 9/13/2010 (4)	3,480,000	3,480,000

Texas — 1.9%
Atascosa County Industrial Development Corp., Power, Revenue Bonds, 0.600%, 6/30/2020, Call 9/1/2010 (4)	11,000,000	11,000,000
Bowie County Industrial Development Corp., Development, Revenue Bonds, 0.290%, 11/1/2025, Call 9/1/2010 (4)	3,500,000	3,500,000
Dallam County Industrial Development Corp., Pollution, Revenue Bonds, 0.750%, 5/1/2039, Call 9/1/2010 (4)	2,800,000	2,800,000

		17,300,000

Utah — 0.6%
Utah Associated Municipal Power Systems, Power, Revenue Bonds, 0.400%, 4/1/2012 (4)	5,360,000	5,360,000

Virginia — 0.8%
Caroline County Industrial Development Authority, Utilities, Revenue Bonds, 0.320%, 12/1/2037, Call 9/2/2010 (4)	6,120,000	6,120,000
Suffolk Redevelopment & Housing Authority, Multi-Family Housing, Revenue Bonds, 0.440%, 9/1/2019, Call 9/1/2010 (4)	1,305,000	1,305,000
Virginia Commonwealth University, Medical, Revenue Bonds, 0.250%, 7/1/2030, Call 9/1/2010 (4)	50,000	50,000

		7,475,000

Washington — 0.5%
Washington State Housing Finance Commission, Education, Revenue Bonds, 0.390%, 7/1/2028, Call 9/1/2010 (4)	4,335,000	4,335,000

Wisconsin — 5.9%
D C Everest Area School District, School District, Revenue Notes, 2.000%, 9/24/2010	3,500,000	3,500,540
Edgerton School District, School District, Revenue Notes, 1.250%, 10/21/2010	3,820,000	3,820,155
Green Bay Housing Authority, Nursing Homes, Revenue Bonds, 2.000%, 1/1/2035, Call 9/2/2010 (4)	3,750,000	3,750,000
Hartford Union High School District, School District, Revenue Notes, 1.280%, 10/29/2010	2,600,000	2,600,243
Pulaski Community School District, Education, Revenue Notes, 1.500%, 9/14/2010	4,100,000	4,100,142
Rice Lake Area School District, Education, Revenue Notes, 1.500%, 11/1/2010	2,995,000	2,996,033
Sun Prairie Area School District, School District, Revenue Notes, 1.250%, 10/18/2010	6,800,000	6,800,255
Waukesha Housing Authority, Multi-Family Housing, Revenue Bonds, 0.440%, 2/1/2026, Call 9/1/2010 (4)	5,390,000	5,390,000
Wisconsin Health & Educational Facilities Authority, Medical, Revenue Bonds, 0.370%, 8/15/2034, Call 8/15/2016 (4)	2,200,000	2,200,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Nursing Homes, Revenue Bonds, 0.600%, 5/1/2026, Call 9/1/2010 (4)	$ 120,000	$ 120,000
Wisconsin Housing & Economic Development Authority, Multi-Family Housing, Revenue Bonds, 0.450%, 5/1/2037, Call 9/1/2010 (4)	4,785,000	4,785,000
Wisconsin Municipalities Private School Finance Commission, Medical, Revenue Bonds, 0.400%, 10/1/2045, Call 9/1/2010 (4)	3,035,000	3,035,000
Wisconsin Rapids School District, School District, Revenue Notes, 1.500%, 9/21/2010	8,000,000	8,000,994
Wrightstown Community School District, Education, Revenue Notes, 1.500%, 9/30/2010	2,300,000	2,300,305

		53,398,667

Total Municipals		895,630,393

Mutual Funds — 0.1%
Federated Tax-Free Obligations Fund, Class I, 0.134%	481,359	481,359

Total Mutual Funds		481,359

Total Investments — 98.8% (at amortized cost)		896,111,752
Other Assets and Liabilities — 1.2%		11,023,491

Total Net Assets — 100.0%		$907,135,243

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Prime Money Market Fund

Description	Principal Amount	Value

Certificates of Deposit — 12.0%

Banks — 10.6%
Calyon New York, 0.658%, 9/1/2010 (4)	$ 75,000,000	$ 75,000,000
Dexia Credit Local NY, 1.625%, 4/18/2011 (4)	150,000,000	150,000,000
Standard Chartered Bank New York, 0.868%, 8/12/2011 (4)	50,000,000	50,000,000
State Street Bank and Trust Co., 0.728%, 3/2/2011 (4)	100,000,000	100,000,000

Foreign Banks — 1.4%
Barclays Bank PLC, 0.525%, 7/19/2011 (4)	50,000,000	50,000,000

Total Certificates of Deposit		425,000,000

Commercial Paper — 43.3%

Asset-Backed Securities — 11.8%
Clipper Receivables Co., LLC, 0.530%, 9/2/2010 (6)(7)(11)	70,000,000	69,998,969
Concord Minutemen Capital Co., LLC, 0.550%, 11/15/2010 (6)(7)(11)	100,000,000	99,885,417
GovCo LLC, 0.530%, 9/16/2010 (6)(7)(11)	70,000,000	69,984,542
GovCo LLC, 0.600%, 10/25/2010 (6)(7)(11)	50,000,000	49,955,000
GovCo LLC, 0.620%, 1/24/2011 (6)(7)(11)	30,000,000	29,925,083
Lexington Parker Capital Co., LLC, 0.600%, 10/4/2010 (6)(7)(11)	50,000,000	49,972,500
Lexington Parker Capital Co., LLC, 0.600%, 10/20/2010 (6)(7)(11)	50,000,000	49,959,167

		419,680,678

Automobiles — 9.8%
Ford Credit Auto Receivables Trust, 0.540%, 9/15/2010 (11)	75,000,000	74,984,250
Ford Credit Auto Receivables Trust, 0.570%, 11/1/2010 (11)	75,000,000	74,927,562
Paccar Financial Corp., 0.320%, 11/15/2010 (11)	47,200,000	47,168,533
Paccar Financial Corp., 0.320%, 11/17/2010 (11)	50,000,000	49,965,778
Toyota Motor Credit Corp., 0.480%, 10/7/2010 (11)	100,000,000	99,952,000

		346,998,123

Consumer Electronics — 4.2%
Panasonic Finance, Inc., 0.450%, 10/8/2010 (6)(7)(11)	100,000,000	99,953,750
Panasonic Finance, Inc., 0.480%, 10/18/2010 (6)(7)(11)	50,000,000	49,968,667

		149,922,417

Description	Principal Amount	Value
Commercial Paper (continued)

Foreign Banks — 11.2%
ABN AMRO Funding USA LLC, 0.500%, 11/1/2010 (6)(7)(11)	$ 75,000,000	$ 74,936,458
ANZ National Ltd., 0.598%, 7/25/2011 (4)(6)(7)	75,000,000	75,000,000
Skandinaviska Enskilda Banken AB, 0.500%, 10/28/2010 (6)(7)(11)	50,000,000	49,960,417
Skandinaviska Enskilda Banken AB, 0.550%, 10/22/2010 (6)(7)(11)	100,000,000	99,922,083
Societe Generale North America, Inc., 0.230%, 9/1/2010 (11)	100,000,000	100,000,000

		399,818,958

Insurance — 6.3%
Prudential Funding LLC, 0.350%, 11/24/2010 (11)	100,000,000	99,918,334
Prudential Funding LLC, 0.560%, 9/20/2010 (11)	25,000,000	24,992,611
Prudential Funding LLC, 0.560%, 9/21/2010 (11)	25,000,000	24,992,222
Prudential PLC, 0.420%, 11/22/2010 (6) (7) (11)	75,000,000	74,928,250

		224,831,417

Total Commercial Paper		1,541,251,593

Corporate Bonds & Notes — 1.3%

Banks — 1.3%
Citigroup, Inc., 6.500%, 1/18/2011	43,595,000	44,546,319

Total Corporate Bonds & Notes		44,546,319

Funding Agreements — 3.2%

Insurance — 3.2%
Metropolitan Life Insurance Co., 0.544%, 3/1/2011 (4)(6)(10)	65,000,000	65,000,000
Metropolitan Life Insurance Co., 0.666%, 2/1/2011 (4)(6)(10)	50,000,000	50,000,000

Total Funding Agreements		115,000,000

Municipals — 7.8%

Connecticut — 2.4%
Connecticut Housing Finance Authority, Housing, Revenue Bonds, 0.320%, 11/15/2038, Call Date 9/2/2010 (4)	56,610,000	56,610,000
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, GO, 0.340%, 5/15/2031, Call Date 9/1/2010 (4)(9)	27,330,000	27,330,000

		83,940,000

Iowa — 0.7%
Iowa Finance Authority, Single Family Housing, Revenue Bonds, GNMA/FNMA/FHLMC, 0.320%, 1/1/2039, Call Date 9/1/2010 (4)(9)	24,825,000	24,825,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Schedule of Investments

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

New York — 4.2%
New York City Housing Development Corp., Multi-Family Housing, Revenue Bonds, FNMA, 0.290%, 5/15/2034, Call Date 9/15/2010 (4)(9)	$ 44,500,000	$ 44,500,000
New York City Housing Development Corp., Multi-Family Housing, Revenue Bonds, FNMA, 0.290%, 6/15/2034, Call Date 9/1/2010 (4)(9)	49,000,000	49,000,000
New York State Housing Finance Agency, Multi-Family Housing, Revenue Bonds, FNMA, 0.290%, 11/15/2038, Call Date 9/1/2010 (4)(9)	56,100,000	56,100,000

		149,600,000

Wisconsin — 0.5%
Wisconsin Housing & Economic Development Authority, Single Family Housing, Revenue Bonds, 0.390%, 3/1/2036, Call Date 9/1/2010 (4)	19,290,000	19,290,000

Total Municipals		277,655,000

Notes-Variable — 6.9%

Diversified Financial Services — 1.3%
General Electric Capital Corp., 0.916%, 2/1/2011 (4)	46,514,000	46,582,422

Foreign Banks — 5.6%
Rabobank Nederland NV, 0.446%, 9/16/2011 (4)(6)(7)	50,000,000	50,000,000
Svenska Handelsbanken AB, 0.584%, 7/1/2011 (4)(6)(7)	150,000,000	150,000,000

		200,000,000

Total Notes-Variable		246,582,422

Repurchase Agreements — 21.5%
Agreement with Deutsche Bank Alex Brown, Inc., 0.240%, dated 8/31/2010, to be repurchased at $275,001,833 on 9/1/2010, collateralized by U.S. Government Agency Obligations with various maturities to 10/29/2013, with a market value of $280,500,888	275,000,000	275,000,000

Description	Principal Amount	Value
Repurchase Agreements (continued)

Agreement with Deutsche Bank Alex Brown, Inc., 0.330%, dated 8/31/2010, to be repurchased at $75,000,688 on 9/1/2010, collateralized by Corporate Bonds with various maturities to 1/25/2047, with a market value of $78,000,001

	$ 75,000,000	$ 75,000,000
Agreement with Fixed Income Clearing Corp., 0.100%, dated 8/31/2010, to be repurchased at $64,989,120 on 9/1/2010, collateralized by a U.S. Government Agency Obligation with a maturity of 4/15/2013, with a market value of $66,291,750	64,988,939	64,988,939
Agreement with Morgan Stanley & Co., Inc., 0.230%, dated 8/31/2010, to be repurchased at $199,001,271 on 9/1/2010, collateralized by U.S. Government Agency Obligations with various maturities to 12/10/2014, with a market value of $202,980,351	199,000,000	199,000,000
Agreement with Morgan Stanley & Co., Inc., 0.330%, dated 8/31/2010, to be repurchased at $150,001,375 on 9/1/2010, collateralized by Commercial Paper with various maturities to 11/18/2010, with a market value of $157,500,001	150,000,000	150,000,000

Total Repurchase Agreements		763,988,939

Trust Demand Notes — 4.0%

Broker/Dealers — 4.0%
JP Morgan Securities, Inc., 0.480%, 9/1/2010 (4)	143,000,000	143,000,000

Total Trust Demand Notes		143,000,000

Total Investments — 100.0% (at amortized cost)		3,557,024,273
Other Assets and Liabilities — 0.0%		862,318

Total Net Assets — 100.0%		$3,557,886,591

(See Notes which are an integral part of the Financial Statements)

Notes to Schedules of Investments

The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2010.

(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers.
(2)	Non-income producing.
(3)	Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.
(4)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2010.
(5)	Purchased on a when-issued or delayed delivery basis.
(6)	Denotes a restricted security which is subject to restrictions on resale under federal securities law. At August 31, 2010, these securities amounted to:

Fund	Amount	% of Total Net Assets
Emerging Markets Equity Fund	$1,511,487	2.50%
Ultra Short-Tax Free Fund	500,000	0.16
Short-Term Income Fund	17,897,695	13.87
Short-Intermediate Bond Fund	29,476,082	16.38
Government Income Fund	20,731,945	5.27
Corporate Income Fund	5,499,818	7.89
Aggregate Bond Fund	43,500,189	13.80
Core Plus Bond Fund	5,203,028	6.88
Government Money Market Fund	24,988,375	3.74
Tax-Free Money Market Fund	85,851,338	9.46
Prime Money Market Fund	1,259,350,303	35.40

(7)	Denotes a restricted security which has been deemed liquid by criteria approved by the Board of Directors of Marshall Funds, Inc.
(8)	Please refer to the Statement of Additional Information for an explanation of the credit ratings. Credit ratings contained in the Schedule of Investments are unaudited.
(9)	Securities that are subject to alternative minimum tax of the Intermediate Tax-Free Fund, Government Money Market Fund and Prime Money Market Fund portfolios’ represent 8.11%, 17.38% and 5.67%, respectively, as calculated based upon total portfolio market value.
(10)	Securities have redemption features that may delay redemption beyond seven days.
(11)	Each issue shows the rate of the discount at the time of purchase.
(12)	Issue is in default or bankruptcy.
(13)	Please refer to Note 5, Investments in Affiliated Entities, in the Notes to Financial Statements.

The following acronyms are used throughout this report:

ACA—American Capital Access Corporation

ADED—Arkansas Department of Economic Development

ADR—American Depositary Receipt

AGC—Assured Guaranty Corporation

AGM—Federal Agricultural Mortgage Corporation

AMBAC—AmericanMunicipal Bond Assurance Corporation

AMT—Alternative Minimum Tax

BHAC—Berkshire Hathaway Assurance Corporation

BMA—Bond Market Association

CFC—National Rural Utilities Cooperative Finance Corporation

CIFG—CDC IXIS Financial Guaranty

COLL—Collateralized

FGIC—Financial Guaranty Insurance Corporation

FHA—Federal Housing Administration

FHLB—Federal Home Loan Bank

FHLMC—FederalHome Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FRN—Floating Rate Note

FSA—Financial Security Assurance Corporation

GDR—Global Depositary Receipt

GNMA  —GovernmentNational Mortgage Association

GO—Government Obligation

HFDC—Health Facility Development Corporation

HUD—Department of Housing and Urban Development

IDC—Industrial Development Corporation

IMI—Investors Mortgage Insurance Company

INS —Insured

LIQ —Liquidity Agreement

LLC —Limited Liability Corporation

LOC —Letter of Credit

LP —Limited Partnership

LT —Limited Tax

MBIA —Municipal Bond Insurance Association

MHF —Maryland Housing Fund

MTN —Medium Term Note

NATL-RE—NationalRural Utilities Cooperative Finance Corporation Reinsurance

NR —Not Rated

PCA —Pollution Control Authority

PLC —Public Limited Company

PSF —Permanent School Fund Guaranteed

PUFG —Permanent University Fund Guarantee

RADIAN —RadianAsset Assurance

REITs —Real Estate Investment Trusts

REMIC —Real Estate Mortgage Investment Conduit

TCRs —Transferable Custody Receipts

TRANs —Tax and Revenue Anticipation Notes

UT —Unlimited Tax

VRNs —Variable Rate Notes

WR —Withdrawn Rating

XLCA —XL Capital Assurance

August 31, 2010

Statements of Assets and Liabilities	Marshall Funds

	Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund
Assets:
Investments in securities, at value	$190,483,657	(1)	$183,195,040	(1)	$285,703,967	(1)	$298,060,306	(1)
Investments in repurchase agreements	3,638,466		9,416,544		9,648,190		5,985,088
Dividends and interest receivable	442,275		138,102		299,253		91,515
Receivable for investments sold	1,172,819		3,723,402		3,281,916		775,578
Receivable for capital stock sold	910,467		35,068		84,268		33,627
Prepaid expenses	24,618		16,629		25,352		25,149

Total assets	196,672,302		196,524,785		299,042,946		304,971,263
Liabilities:
Payable for capital stock redeemed	76,693		40,587		1,270,620		1,670,341
Payable for investments purchased	650,130		4,259,802		5,271,813		1,710,668
Payable for return of securities lending collateral	27,884,233		35,215,359		65,478,423		97,837,904
Call options written, at value (premium received $509,441)	82,175		—		—		—
Payable to affiliates (Note 5)	134,250		122,246		194,145		159,687
Other liabilities	66,825		70,467		84,987		65,079

Total liabilities	28,894,306		39,708,461		72,299,988		101,443,679

Total net assets	$167,777,996		$156,816,324		$226,742,958		$203,527,584

Net Assets Consist of:
Paid-in-capital	$203,054,147		$184,939,282		$240,693,153		$218,089,654
Net unrealized appreciation (depreciation) on investments and options	8,791,134		(989,299)		10,271,280		24,604,560
Accumulated net realized loss on investments and options	(44,358,091)		(27,271,487)		(25,026,976)		(39,166,630)
Undistributed net investment income	290,806		137,828		805,501		—

Total net assets	$167,777,996		$156,816,324		$226,742,958		$203,527,584

Net Asset Value, Offering Price and Redemption Proceeds Per Share (Unlimited shares authorized, $0.0001 par value)
Investor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$9.27		$9.90		$10.30		$14.42
Advisor Class of Shares:
Net asset value and redemption proceeds per share	$9.27		$9.90		$10.30		$14.42
Offering price per share	$9.84	(2)	$10.50	(2)	$10.93	(2)	$15.30	(2)
Institutional Class of Shares:
Net asset value, offering price and redemption proceeds per share	$9.28		$9.94		$10.29		$14.50
Net Assets:
Investor class of shares	$73,578,625		$60,124,748		$121,287,531		$63,583,385
Advisor class of shares	5,929,775		5,258,029		6,126,298		3,552,229
Institutional class of shares	88,269,596		91,433,547		99,329,129		136,391,970

Total net assets	$167,777,996		$156,816,324		$226,742,958		$203,527,584

Shares Outstanding:
Investor class of shares	7,938,092		6,072,641		11,778,611		4,410,670
Advisor class of shares	639,740		531,066		594,947		246,419
Institutional class of shares	9,512,976		9,197,630		9,649,198		9,407,979

Total shares outstanding	18,090,808		15,801,337		22,022,756		14,065,068

Investments, at identified cost	$185,758,255		$193,600,883		$285,080,877		$279,440,834

(1)	Including $27,127,852, $34,260,118, $63,702,275 and $95,183,984, respectively, of securities loaned.
(2)	Computation of offering price per share 100/94.25 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Statements of Assets and Liabilities	Marshall Funds

	Small-Cap Growth Fund		International Stock Fund		Emerging Markets Equity Fund
Assets:
Investments in securities, at value	$496,618,878	(1)	$62,821,763	(1)	$59,238,630
Investments in repurchase agreements	3,090,236		1,606,805		1,148,904
Cash denominated in foreign currencies	—		619,178	(2)	501,754	(2)
Dividends and interest receivable	6,988		471,289		100,397
Receivable for investments sold	5,349,879		695		248,526
Receivable for capital stock sold	239,310		31,215		28,886
Prepaid expenses	42,565		23,969		13,533
Other receivables	—		614,235		—

Total assets	505,347,856		66,189,149		61,280,630
Liabilities:
Payable for capital stock redeemed	2,504,678		217,381		387,307
Payable for investments purchased	941,017		—		93,175
Payable for return of securities lending collateral	149,923,523		2,232,808		—
Payable for foreign tax expense	—		27,379		11,160
Payable to affiliates (Note 5)	318,649		53,336		43,307
Other liabilities	114,587		67,769		252,446

Total liabilities	153,802,454		2,598,673		787,395

Total net assets	$351,545,402		$63,590,476		$60,493,235

Net Assets Consist of:
Paid-in-capital	$366,169,941		$188,211,634		$43,026,566
Net unrealized appreciation on investments and foreign currency translation	13,323,696		2,849,535		15,420,441
Accumulated net realized gain (loss) on investments and foreign currency transactions	(27,726,671)		(128,892,851)		1,853,309
Undistributed net investment income (distributions in excess of net investment income)	(221,564)		1,422,158		192,919

Total net assets	$351,545,402		$63,590,476		$60,493,235

Net Asset Value, Offering Price and Redemption Proceeds Per Share (Unlimited shares authorized, $0.0001 par value)
Investor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$14.03		$8.48		$16.17
Advisor Class of Shares:
Net asset value and redemption proceeds per share	$14.03		$8.48		$16.17
Offering price per share	$14.89	(3)	$9.00	(3)	$17.16	(3)
Institutional Class of Shares:
Net asset value, offering price and redemption proceeds per share	$14.12		$8.60		$16.21
Net Assets:
Investor class of shares	$163,225,275		$27,883,345		$12,855,917
Advisor class of shares	19,283,709		2,560,154		641,337
Institutional class of shares	169,036,418		33,146,977		46,995,981

Total net assets	$351,545,402		$63,590,476		$60,493,235

Shares Outstanding:
Investor class of shares	11,631,557		3,286,931		794,954
Advisor class of shares	1,374,187		301,796		39,656
Institutional class of shares	11,969,435		3,855,599		2,899,103

Total shares outstanding	24,975,179		7,444,326		3,733,713

Investments, at identified cost	$486,385,418		$61,598,109		$44,967,742

(1)	Including $145,856,746 and $2,172,242, respectively, of securities loaned.
(2)	Identified cost of cash denominated in foreign currencies are $620,368 and $500,100, respectively.
(3)	Computation of offering price per share 100/94.25 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Statements of Assets and Liabilities	Marshall Funds

	Ultra Short Tax-Free Fund (1)		Short-Term Income Fund		Short- Intermediate Bond Fund		Intermediate Tax-Free Fund
Assets:
Investments in securities, at value	$314,724,305	(2)	$136,263,698	(3)	$248,394,850	(3)	$434,728,167	(2)
Investments in repurchase agreements	—		4,168,193		23,240,746		—
Deposit held at broker	29,929		—		—		61,327
Dividends receivable	3,857		27,175		—		8,753
Interest receivable	2,019,433		795,817		1,023,812		4,282,934
Receivable for investments sold	—		—		—		3,638,213
Receivable for capital stock sold	2,444,764		297,298		1,709,685		2,886,128
Prepaid expenses	13,660		18,006		19,351		31,087

Total assets	319,235,948		141,570,187		274,388,444		445,636,609
Liabilities:
Payable for capital stock redeemed	6,692,348		149		236,327		1,237,978
Payable for investments purchased	5,795,967		1,646,559		15,606,089		20,907,381
Payable for return of securities lending collateral	—		10,676,116		78,363,278		—
Payable for income distribution	340,197		137,135		87,327		493,375
Payable to affiliates (Note 5)	60,237		28,291		77,707		142,699
Other liabilities	38,557		41,706		54,815		50,788

Total liabilities	12,927,306		12,529,956		94,425,543		22,832,221

Total net assets	$306,308,642		$129,040,231		$179,962,901		$422,804,388

Net Assets Consist of:
Paid-in-capital	$305,225,218		$134,699,962		$215,578,606		$402,761,383
Net unrealized appreciation (depreciation) on investments	1,162,316		(569,769)		(1,994,062)		19,354,967
Accumulated net realized gain (loss) on investments and futures contracts	(78,892)		(5,197,018)		(33,791,936)		684,009
Undistributed net investment income	—		107,056		170,293		4,029

Total net assets	$306,308,642		$129,040,231		$179,962,901		$422,804,388

Net Asset Value, Offering Price and Redemption Proceeds Per Share (Unlimited shares authorized, $0.0001 par value)
Investor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$10.07		$9.30		$9.90		$10.87
Advisor Class of Shares:
Net asset value and redemption proceeds per share	$—		$9.30		$9.90		$—
Offering price per share	$—		$9.49	(4)	$10.29	(5)	$—
Institutional Class of Shares:
Net asset value, offering price and redemption proceeds per share	$10.07		$9.31		$9.90		$—
Net Assets:
Investor class of shares	$33,188,481		$52,353,304		$65,383,095		$422,804,388
Advisor class of shares	—		4,000,787		4,804,114		—
Institutional class of shares	273,120,161		72,686,140		109,775,692		—

Total net assets	$306,308,642		$129,040,231		$179,962,901		$422,804,388

Shares Outstanding:
Investor class of shares	3,294,280		5,632,356		6,601,292		38,906,799
Advisor class of shares	—		430,174		485,215		—
Institutional class of shares	27,134,620		7,811,507		11,093,525		—

Total shares outstanding	30,428,900		13,874,037		18,180,032		38,906,799

Investments, at identified cost	$313,561,989	(2)	$141,001,660		$273,629,658		$415,373,200	(2)

(1)	Commenced operations on October 1, 2009.
(2)	Market value of affiliated money market funds as of August 31, 2010 were $8,142,745 and $28,468,389, respectively. Cost of affiliated money market funds as of August 31, 2010 were $8,142,745 and $28,468,389, respectively.
(3)	Including $10,386,520 and $76,237,622, respectively, of securities loaned.
(4)	Computation of offering price per share 100/98.00 of net asset value.
(5)	Computation of offering price per share 100/96.25 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Statements of Assets and Liabilities	Marshall Funds

	Government Income Fund		Corporate Income Fund		Aggregate Bond Fund		Core Plus Bond Fund
Assets:
Investments in securities, at value	$572,035,841	(1)	$83,620,634	(1)(2)	$440,987,327	(1)	$94,466,577	(1)(2)
Investments in repurchase agreements	61,666,183		—		45,447,341		—
Dividends receivable	—		1,031		—		900
Interest receivable	1,295,564		765,546		1,874,375		724,487
Receivable for investments sold	4,396,176		606,572		5,492,439		909,859
Receivable for capital stock sold	200,937		197,396		515,307		153,414
Prepaid expenses	23,332		13,578		27,418		10,235

Total assets	639,618,033		85,204,757		494,344,207		96,265,472
Liabilities:
Payable for capital stock redeemed	736,993		—		1,412,689		989,369
Payable for investments purchased	67,314,047		1,309,040		31,212,179		1,134,501
Payable for return of securities lending collateral	177,400,820		14,071,118		146,178,911		18,448,345
Payable for income distribution	187,412		28,983		107,259		12,090
Payable to affiliates (Note 5)	202,792		17,683		143,767		19,329
Other liabilities	119,407		32,984		53,850		35,302

Total liabilities	245,961,471		15,459,808		179,108,655		20,638,936

Total net assets	$393,656,562		$69,744,949		$315,235,552		$75,626,536

Net Assets Consist of:
Paid-in-capital	$374,917,393		$63,540,489		$296,506,691		$68,119,033
Net unrealized appreciation on investments	11,212,628		4,930,600		9,475,651		6,155,127
Accumulated net realized gain on investments	7,446,886		1,276,133		9,241,641		1,354,650
Undistributed net investment income (distributions in excess of net investment income)	79,655		(2,273)		11,569		(2,274)

Total net assets	$393,656,562		$69,744,949		$315,235,552		$75,626,536

Net Asset Value, Offering Price and Redemption Proceeds Per Share (Unlimited shares authorized, $0.0001 par value)
Investor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$10.09		$12.48		$11.14		$11.44
Advisor Class of Shares:
Net asset value and redemption proceeds per share	$10.09		$12.48		$11.14		$—
Offering price per share	$10.48	(3)	$12.97	(3)	$11.57	(3)	$—
Institutional Class of Shares:
Net asset value, offering price and redemption proceeds per share	$10.08		$12.48		$11.13		$11.44
Net Assets:
Investor class of shares	$274,659,545		$15,546,321		$133,878,305		$39,775,308
Advisor class of shares	5,682,659		1,882,290		2,395,818		0
Institutional class of shares	113,314,358		52,316,338		178,961,429		35,851,228

Total net assets	$393,656,562		$69,744,949		$315,235,552		$75,626,536

Shares Outstanding:
Investor class of shares	27,222,815		1,245,993		12,022,219		3,476,225
Advisor class of shares	563,322		150,823		215,146		—
Institutional class of shares	11,237,398		4,193,415		16,072,992		3,133,068

Total shares outstanding	39,023,535		5,590,231		28,310,357		6,609,293

Investments, at identified cost	$622,489,396		$78,690,034	(2)	$476,959,017		$88,311,450	(2)

(1)	Including $172,588,701, $13,689,429, $142,213,709 and $17,947,919, respectively, of securities loaned.
(2)	Market value of affiliated money market funds as of August 31, 2010 were $1,964,977 and $3,662,916, respectively. Cost of affiliated money market funds as of August 31, 2010 were $1,964,977 and $3,662,916, respectively.
(3)	Computation of offering price per share 100/96.25 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Statements of Assets and Liabilities	Marshall Funds

	Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Assets:
Investments in securities, at value	$262,060,530	$896,111,752	$2,793,035,334
Investments in repurchase agreements	405,628,199	—	763,988,939
Cash	—	1,000	—
Dividends receivable	—	2,411	—
Interest receivable	90,361	1,288,744	1,597,707
Receivable for investments sold	—	17,005,382	—
Receivable for capital stock sold	—	139,706	655,820
Prepaid expenses	23,057	31,520	59,595

Total assets	667,802,147	914,580,515	3,559,337,395
Liabilities:
Payable for investments purchased	—	7,000,000	—
Payable for income distribution	22,919	205,636	487,836
Payable to affiliates (Note 5)	103,035	190,279	817,048
Other liabilities	38,508	49,357	145,920

Total liabilities	164,462	7,445,272	1,450,804

Total net assets	$667,637,685	$907,135,243	$3,557,886,591

Net Assets Consist of:
Paid-in-capital	$667,637,685	$907,135,190	$3,558,161,195
Accumulated net realized loss on investments	—	—	(315,301)
Undistributed net investment income	—	53	40,697

Total net assets	$667,637,685	$907,135,243	$3,557,886,591

Net Asset Value, Offering Price and Redemption Proceeds Per Share
(Unlimited shares authorized, $0.0001 par value)
Investor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$1.00	$1.00	$1.00
Advisor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$—	$—	$1.00
Institutional Class of Shares:
Net asset value, offering price and redemption proceeds per share	$1.00	$1.00	$1.00
Net Assets:
Investor class of shares	$353,636,579	$299,374,424	$1,412,770,529
Advisor class of shares	—	—	68,035,363
Institutional class of shares	314,001,106	607,760,819	2,077,080,699

Total net assets	$667,637,685	$907,135,243	$3,557,886,591

Shares Outstanding:
Investor class of shares	353,636,850	299,366,765	1,412,951,624
Advisor class of shares	—	—	68,064,882
Institutional class of shares	314,000,835	607,768,425	2,077,144,765

Total shares outstanding	667,637,685	907,135,190	3,558,161,271

Investments, at identified cost	$667,688,729	$896,111,752	$3,557,024,273

(See Notes which are an integral part of the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK]

Year Ended August 31, 2010

Statements of Operations	Marshall Funds

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund
Investment Income:
Dividend income	$3,922,045	$1,978,594	$3,791,390	$1,184,674
Interest income	3,571	4,595	7,796	6,283
Securities lending income	71,337	116,052	138,056	257,740

Total income	3,996,953	2,099,241	3,937,242	1,448,697
Expenses:
Investment advisory fee (Note 5)	1,418,424	1,306,040	1,796,898	1,604,163
Shareholder services fees (Note 5)—
Investor class of shares	202,068	158,844	321,356	158,600
Advisor class of shares	16,670	14,490	16,706	9,112
Administrative fees (Note 5)	174,939	161,078	221,485	197,847
Portfolio accounting fees	90,526	85,712	103,508	97,456
Recordkeeping fees (Note 5)	179,060	194,531	223,964	170,014
Custodian fees (Note 5)	37,825	34,828	47,741	42,778
Registration fees	47,648	44,573	47,956	47,226
Professional fees	30,660	30,660	30,660	30,660
Printing and postage	26,443	24,519	35,901	25,787
Directors’ fees	16,748	16,748	16,748	16,748
Insurance premiums	1,965	1,652	2,242	1,964
Miscellaneous	8,543	8,457	7,519	8,432

Total expenses	2,251,519	2,082,132	2,872,684	2,410,787
Deduct (Note 5)—
Expense waivers	(107,603)	(121,625)	(95,430)	(80,635)

Net expenses	2,143,916	1,960,507	2,777,254	2,330,152

Net investment income (loss)	1,853,037	138,734	1,159,988	(881,455)
Net Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain on investment transactions	1,733,266	20,901,834	16,132,575	27,399,015
Net realized loss on options	(1,013,489)	(880,867)	—	—
Net change in unrealized appreciation (depreciation) on investments and options	(1,407,361)	(14,504,555)	(654,828)	1,202,544

Net realized and unrealized gain (loss) on investments and options	(687,584)	5,516,412	15,477,747	28,601,559

Change in net assets resulting from operations	$1,165,453	$5,655,146	$16,637,735	$27,720,104

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2010

Statements of Operations	Marshall Funds

	Small-Cap Growth Fund	International Stock Fund	Emerging Markets Equity Fund
Investment Income:
Dividend income	$479,298	$2,098,002 (1)	$1,040,035	(1)
Interest income	13,561	686	450
Securities lending income	466,223	25,934	—

Total income	959,082	2,124,622	1,040,485
Expenses:
Investment advisory fee (Note 5)	3,298,329	795,268	584,425
Shareholder services fees (Note 5)—
Investor class of shares	381,166	76,150	28,838
Advisor class of shares	41,929	6,937	908
Administrative fees (Note 5)	299,094	73,565	54,059
Portfolio accounting fees	127,390	15,354	11,662
Recordkeeping fees (Note 5)	300,801	142,045	106,904
Custodian fees (Note 5)	57,966	170,737	146,846
Registration fees	52,156	49,260	41,444
Professional fees	30,660	30,660	30,660
Printing and postage	52,226	20,236	24,667
Directors’ fees	16,748	16,748	16,748
Insurance premiums	2,459	1,166	488
Miscellaneous	8,414	12,753	9,741

Total expenses	4,669,338	1,410,879	1,057,390
Deduct (Note 5)—
Expense waivers	(232,048)	(372,721)	(297,122)

Net expenses	4,437,290	1,038,158	760,268

Net investment income (loss)	(3,478,208)	1,086,464	280,217
Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investment transactions	60,461,823	11,335,736 (2)	2,738,193	(2)
Net realized loss on foreign currency contracts	—	(213,299)	(23,909)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(21,329,131)	(10,966,606)	5,183,591

Net realized and unrealized gain on investments and foreign currency	39,132,692	155,831	7,897,875

Change in net assets resulting from operations	$35,654,484	$1,242,295	$8,178,092

(1)	Net of foreign taxes withheld of $200,440 and $142,576, respectively.
(2)	Net of foreign taxes withheld of $259,200 and $142,839, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2010

Statements of Operations	Marshall Funds

	Ultra Short Tax-Free Fund (1)	Short-Term Income Fund	Short- Intermediate Bond Fund	Intermediate Tax-Free Fund
Investment Income:
Dividend income	$88,753 (2)	$307,844	$—	$91,960 (2)
Interest income	2,651,968	3,745,390	5,580,450	10,690,629
Securities lending income	—	10,922	127,398	—

Total income	2,740,721	4,064,156	5,707,848	10,782,589
Expenses:
Investment advisory fee (Note 5)	300,086	229,245	705,216	1,561,093
Shareholder services fees (Note 5)—
Investor class of shares	58,462	101,456	149,602	650,456
Advisor class of shares	—	6,832	12,271	—
Administrative fees (Note 5)	138,189	106,026	163,081	237,534
Portfolio accounting fees	88,852	81,580	91,123	112,849
Recordkeeping fees (Note 5)	34,692	76,705	103,768	81,262
Custodian fees (Note 5)	29,207	22,925	35,261	47,857
Registration fees	37,225	44,064	46,757	50,963
Professional fees	27,088	30,660	30,660	30,660
Printing and postage	10,525	10,413	13,035	19,790
Directors’ fees	15,297	16,748	16,748	16,748
Insurance premiums	499	989	1,861	1,443
Miscellaneous	9,406	9,238	9,115	8,102

Total expenses	749,528	736,881	1,378,498	2,818,757
Deduct (Note 5)—
Expense waivers	(241,806)	(227,415)	(246,953)	(1,387,754)

Net expenses	507,722	509,466	1,131,545	1,431,003

Net investment income	2,232,999	3,554,690	4,576,303	9,351,586
Net Realized and Unrealized Gain on Investments and Futures Contracts:
Net realized gain (loss) on investment transactions	(8,856)	412,131	6,068,435	1,188,244
Net realized gain (loss) on futures contracts	(70,036)	154,088	—	(188,585)
Net change in unrealized appreciation on investments	1,162,316	3,255,175	10,194,298	15,278,917

Net realized and unrealized gain on investments and futures contracts	1,083,424	3,821,394	16,262,733	16,278,576

Change in net assets resulting from operations	$3,316,423	$7,376,084	$20,839,036	$25,630,162

(1)	Reflects operations for the period from October 1, 2009 (commencement of operations) to August 31, 2010.
(2)	Dividend income from investments in affiliated money market funds as of August 31, 2010 were $88,753 and $91,960, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2010

Statements of Operations	Marshall Funds

	Government Income Fund	Corporate Income Fund		Aggregate Bond Fund	Core Plus Bond Fund
Investment Income:
Dividend income	$—	$8,295	(1)	$—	$9,638	(1)
Interest income	16,906,142	1,978,042		9,499,644	2,943,711
Securities lending income	254,901	3,337		163,665	4,206

Total income	17,161,043	1,989,674		9,663,309	2,957,555
Expenses:
Investment advisory fee (Note 5)	1,696,641	105,063		1,085,081	168,410
Shareholder services fees (Note 5)—
Investor class of shares	689,821	25,221		269,270	80,271
Advisor class of shares	13,071	4,329		4,731	—
Administrative fees (Note 5)	379,286	38,873		249,188	62,312
Portfolio accounting fees	163,335	52,785		119,423	52,808
Recordkeeping fees (Note 5)	311,066	48,361		114,420	82,816
Custodian fees (Note 5)	67,416	8,405		51,938	13,473
Registration fees	51,939	41,349		47,295	30,208
Professional fees	30,660	30,660		30,660	30,660
Printing and postage	48,561	5,634		21,779	21,074
Directors’ fees	16,748	16,748		16,748	16,747
Insurance premiums	4,696	271		2,328	565
Miscellaneous	10,011	9,102		6,329	8,627

Total expenses	3,483,251	386,801		2,019,190	567,971
Deduct (Note 5)—
Expense waivers	(447,479)	(126,112)		(253,203)	(117,197)

Net expenses	3,035,772	260,689		1,765,987	450,774

Net investment income	14,125,271	1,728,985		7,897,322	2,506,781
Net Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	15,215,197	1,376,579		10,802,503	1,712,741
Net change in unrealized appreciation on investments	9,197,292	2,505,575		13,090,311	2,528,933

Net realized and unrealized gain on investments	24,412,489	3,882,154		23,892,814	4,241,674

Change in net assets resulting from operations	$38,537,760	$5,611,139		$31,790,136	$6,748,455

(1)	Dividend income from investments in affiliated money market funds as of August 31, 2010 were $8,295 and $9,638, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2010

Statements of Operations	Marshall Funds

	Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Investment Income:
Dividend income	$—	$31,870	$—
Interest income	2,238,767	6,850,793	19,364,977

Total income	2,238,767	6,882,663	19,364,977
Expenses:
Investment advisory fee (Note 5)	1,549,651	1,880,660	5,993,049
Shareholder services fees (Note 5)—
Investor class of shares	1,056,209	921,619	4,408,206
Advisor class of shares	—	—	193,134
Administrative fees (Note 5)	243,502	296,544	1,338,817
Portfolio accounting fees	139,790	167,085	422,836
Recordkeeping fees (Note 5)	36,994	87,260	485,538
Custodian fees (Note 5)	102,483	119,033	451,085
Registration fees	58,603	64,808	92,731
Professional fees	30,660	30,660	30,660
Printing and postage	12,815	16,636	27,243
Directors’ fees	16,748	16,748	16,748
Insurance premiums	8,931	10,039	54,695
Distribution services fees (Note 5)—
Advisor class of shares	—	—	231,760
Treasury temporary guarantee program fees	14,668	15,926	101,142
Miscellaneous	26,122	18,022	52,198

Total expenses	3,297,176	3,645,040	13,899,842
Deduct (Note 5)—
Expense waivers	(1,415,774)	(826,835)	(1,347,190)

Net expenses	1,881,402	2,818,205	12,552,652

Net investment income	357,365	4,064,458	6,812,325
Net Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	—	230,425	7,139

Net realized and unrealized gain on investments	—	230,425	7,139

Change in net assets resulting from operations	$357,365	$4,294,883	$6,819,464

(See Notes which are an integral part of the Financial Statements)

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Statements of Changes in Net Assets

	Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$1,853,037	$3,658,417	$138,734	$797,241	$1,159,988	$1,431,475
Net realized gain (loss) on investments	1,733,266	(37,102,984)	20,901,834	(44,588,911)	16,132,575	(39,972,514)
Net realized loss on options	(1,013,489)	(2,722,126)	(880,867)	(30,820)	—	—
Net realized loss on foreign currency contracts	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translation	(1,407,361)	(17,574,982)	(14,504,555)	(1,745,548)	(654,828)	(5,079,717)

Change in net assets resulting from operations	1,165,453	(53,741,675)	5,655,146	(45,568,038)	16,637,735	(43,620,756)
Distributions to Shareholders—
Distributions to shareholders from net investment income—
Investor class of shares	(975,489)	(1,377,504)	(144,241)	(58,726)	(775,449)	(294,257)
Advisor class of shares	(80,088)	(121,809)	(13,229)	(6,116)	(40,878)	(15,316)
Institutional class of shares	(1,512,836)	(2,178,950)	(392,103)	(183,732)	(906,429)	(469,726)
Distributions to shareholders from net realized gain on investments—
Investor class of shares	—	(24,221)	—	—	—	(7,232,389)
Advisor class of shares	—	(2,159)	—	—	—	(376,448)
Institutional class of shares	—	(33,771)	—	—	—	(5,222,252)

Change in net assets resulting from distributions to shareholders	(2,568,413)	(3,738,414)	(549,573)	(248,574)	(1,722,756)	(13,610,388)
Capital Stock Transactions—
Proceeds from sale of shares	22,409,599	44,072,604	17,399,058	17,652,264	40,185,586	54,552,954
Net asset value of shares issued to shareholders in payment of distributions declared	2,028,332	2,755,463	472,923	207,088	1,464,910	13,064,375
Cost of shares redeemed	(47,333,876)	(63,303,444)	(27,847,410)	(42,772,972)	(49,253,360)	(65,811,665)
Redemption fees	12,860	13,224	4,033	5,351	27,083	22,150

Change in net assets resulting from capital stock transactions	(22,883,085)	(16,462,153)	(9,971,396)	(24,908,269)	(7,575,781)	1,827,814

Change in net assets	(24,286,045)	(73,942,242)	(4,865,823)	(70,724,881)	7,339,198	(55,403,330)
Net Assets:
Beginning of period	192,064,041	266,006,283	161,682,147	232,407,028	219,403,760	274,807,090

End of period	$167,777,996	$192,064,041	$156,816,324	$161,682,147	$226,742,958	$219,403,760

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$290,806	$1,011,643	$137,828	$548,667	$805,501	$1,421,995

(1)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Growth Fund		Small-Cap Growth Fund		International Stock Fund		Emerging Markets Equity Fund
Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Period Ended August 31, 2009 (1)

$(881,455)	$175,524	$(3,478,208)	$(132,694)	$1,086,464	$2,292,080	$280,217	$263,214
27,399,015	(64,892,778)	60,461,823	(56,881,191)	11,335,736	(128,611,259)	2,738,193	1,208,988
—	—	—	—	—	—	—	—
—	—	—	—	(213,299)	(759,754)	(23,909)	(56,437)
1,202,544	9,856,388	(21,329,131)	7,731,452	(10,966,606)	32,204,904	5,183,591	10,236,850

27,720,104	(54,860,866)	35,654,484	(49,282,433)	1,242,295	(94,874,029)	8,178,092	11,652,615

—	—	—	—	(898,289)	(1,659,132)	(110,836)	(1)
—	—	—	—	(80,632)	(127,818)	(2,648)	(1)
(172,984)	—	—	—	(1,543,296)	(5,360,807)	(475,490)	(7,843)

—	(2,368,141)	—	—	—	(1,365,721)	(363,626)	—
—	(162,618)	—	—	—	(105,214)	(8,688)	—
—	(5,871,904)	—	—	—	(3,501,067)	(1,404,060)	—

(172,984)	(8,402,663)	—	—	(2,522,217)	(12,119,759)	(2,365,348)	(7,845)

22,713,218	36,938,058	179,822,966	61,167,394	8,623,269	19,544,737	14,106,107	41,312,240
143,811	8,280,069	—	—	2,367,921	11,420,414	2,331,575	7,843
(39,428,575)	(36,830,656)	(106,747,686)	(64,112,223)	(60,425,669)	(157,501,245)	(7,580,853)	(7,141,214)
5,796	3,813	43,390	15,615	4,240	11,396	2	21

(16,565,750)	8,391,284	73,118,670	(2,929,214)	(49,430,239)	(126,524,698)	8,856,831	34,178,890

10,981,370	(54,872,245)	108,773,154	(52,211,647)	(50,710,161)	(233,518,486)	14,669,575	45,823,660

192,546,214	247,418,459	242,772,248	294,983,895	114,300,637	347,819,123	45,823,660	—

$203,527,584	$192,546,214	$351,545,402	$242,772,248	$63,590,476	$114,300,637	$60,493,235	$45,823,660

$—	$167,803	$(221,564)	$(61,655)	$1,422,158	$1,948,782	$192,919	$209,270

Statements of Changes in Net Assets

	Ultra Short Tax-Free Fund	Short-Term Income Fund		Short-Intermediate Bond Fund
	Period Ended August 31, 2010 (1)	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets
Operations—
Net investment income	$2,232,999	$3,554,690	$3,856,145	$4,576,303	$11,335,124
Net realized gain (loss) on investments	(8,856)	412,131	(484,009)	6,068,435	(25,696,778)
Net realized gain (loss) on futures contracts	(70,036)	154,088	1,234,294	—	—
Net change in unrealized appreciation (depreciation) on investments	1,162,316	3,255,175	(1,018,950)	10,194,298	11,742,873

Change in net assets resulting from operations	3,316,423	7,376,084	3,587,480	20,839,036	(2,618,781)
Distributions to Shareholders—
Distributions to shareholders from net investment income—
Investor class of shares	(295,572)	(1,139,578)	(929,109)	(1,216,386)	(3,522,955)
Advisor class of shares	0	(76,903)	(74,503)	(99,869)	(245,180)
Institutional class of shares	(1,946,830)	(2,172,187)	(2,768,959)	(2,553,819)	(7,802,296)
Distributions to shareholders from net realized gain on investments—
Investor class of shares	—	—	—	—	—
Advisor class of shares	—	—	—	—	—
Institutional class of shares	—	—	—	—	—

Change in net assets resulting from distributions to shareholders	(2,242,402)	(3,388,668)	(3,772,571)	(3,870,074)	(11,570,431)
Capital Stock Transactions—
Proceeds from sale of shares	357,738,451	59,327,003	34,964,043	28,779,762	25,010,731
Net asset value of shares issued to shareholders in payment of distributions declared	398,430	2,027,604	2,360,767	2,736,062	7,171,019
Cost of shares redeemed	(52,902,440)	(33,572,020)	(43,086,968)	(51,569,007)	(135,539,691)
Redemption fees	180	4,353	6,109	8,071	17,622

Change in net assets resulting from capital stock transactions	305,234,621	27,786,940	(5,756,049)	(20,045,112)	(103,340,319)

Change in net assets	306,308,642	31,774,356	(5,941,140)	(3,076,150)	(117,529,531)
Net Assets:
Beginning of period	—	97,265,875	103,207,015	183,039,051	300,568,582

End of period	$306,308,642	$129,040,231	$97,265,875	$179,962,901	$183,039,051

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$—	$107,056	$45,245	$170,293	$208,707

(1)	Reflects operations for the period from October 1, 2009 (commencement of operations) to August 31, 2010.
(2)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund		Government Income Fund		Corporate Income Fund		Aggregate Bond Fund
Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009 (2)	Year Ended August 31, 2010	Year Ended August 31, 2009

$9,351,586	$4,335,027	$14,125,271	$25,972,522	$1,728,985	$530,849	$7,897,322	$12,773,846
1,188,244	(7,785)	15,215,197	(2,531,664)	1,376,579	130,245	10,802,503	(878,559)
(188,585)	(35,673)	—	—	—	—	—	—
15,278,917	2,750,077	9,197,292	17,393,033	2,505,575	2,425,025	13,090,311	4,310,970

25,630,162	7,041,646	38,537,760	40,833,891	5,611,139	3,086,119	31,790,136	16,206,257

(9,351,586)	(4,338,412)	(8,139,606)	(14,783,307)	(424,284)	(66,228)	(2,790,164)	(3,564,203)
—	—	(151,957)	(215,625)	(74,924)	(17,799)	(49,315)	(36,267)
—	—	(4,607,938)	(10,419,063)	(1,304,706)	(458,208)	(4,672,012)	(8,752,098)

(263,593)	(1,080,131)	—	(8,689,377)	(44,520)	—	—	(2,266,047)
—	—	—	(122,947)	(9,812)	—	—	(12,900)
—	—	—	(6,105,219)	(98,937)	—	—	(5,839,605)

(9,615,179)	(5,418,543)	(12,899,501)	(40,335,538)	(1,957,183)	(542,235)	(7,511,491)	(20,471,120)

315,432,342	76,962,316	77,150,150	67,099,740	46,240,567	19,934,005	97,425,878	39,059,871
4,601,960	1,982,797	9,867,231	33,118,837	1,732,543	528,018	6,089,791	18,157,966
(55,240,195)	(28,394,709)	(179,603,221)	(261,712,852)	(4,611,844)	(276,200)	(41,286,844)	(126,434,621)
34,057	15,530	17,484	29,522	20	—	5	3

264,828,164	50,565,934	(92,568,356)	(161,464,753)	43,361,286	20,185,823	62,228,830	(69,216,781)

280,843,147	52,189,037	(66,930,097)	(160,966,400)	47,015,242	22,729,707	86,507,475	(73,481,644)

141,961,241	89,772,204	460,586,659	621,553,059	22,729,707	—	228,728,077	302,209,721

$422,804,388	$141,961,241	$393,656,562	$460,586,659	$69,744,949	$22,729,707	$315,235,552	$228,728,077

$4,029	$6,629	$79,655	$42,975	$(2,273)	$(2,273)	$11,569	$9,749

Statements of Changes in Net Assets

	Core Plus Bond Fund		Government Money Market Fund		Tax-Free Money Market Fund
	Year Ended August 31, 2010	Year Ended August 31, 2009 (1)	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets Operations—
Net investment income	$2,506,781	$1,002,425	$357,365	$6,652,735	$4,064,458	$13,936,462
Net realized gain on investments	1,712,741	27,629	—	—	230,425	93,085
Net change in unrealized appreciation on investments	2,528,933	3,626,194	—	—	—	—

Change in net assets resulting from operations	6,748,455	4,656,248	357,365	6,652,735	4,294,883	14,029,547
Distributions to Shareholders—
Distributions to shareholders from net investment income—
Investor class of shares	(1,267,616)	(314,249)	(42,014)	(3,275,339)	(1,060,764)	(5,434,826)
Advisor class of shares	—	—	—	—	—	0
Institutional class of shares	(1,479,118)	(772,233)	(315,351)	(3,377,396)	(3,003,694)	(8,501,636)
Distributions to shareholders from net realized gain on investments—
Investor class of shares	(31,288)	—	—	(1,039)	(86,477)	(51,421)
Advisor class of shares	—	—	—	—	—	—
Institutional class of shares	(39,316)	—	—	(763)	(143,948)	(68,421)

Change in net assets resulting from distributions to shareholders	(2,817,338)	(1,086,482)	(357,365)	(6,654,537)	(4,294,883)	(14,056,304)
Capital Stock Transactions—
Proceeds from sale of shares	24,643,166	51,829,308	5,339,833,493	5,689,170,966	1,906,174,302	1,891,525,219
Net asset value of shares issued to shareholders in payment of distributions declared	2,671,836	1,029,742	89,629	2,935,056	628,092	3,192,292
Cost of shares redeemed	(9,747,181)	(2,305,042)	(5,548,624,053)	(5,400,388,418)	(1,984,989,702)	(1,731,893,998)
Redemption fees	3,824	—	—	—	—	—

Change in net assets resulting from capital stock transactions	17,571,645	50,554,008	(208,700,931)	291,717,604	(78,187,308)	162,823,513

Change in net assets	21,502,762	54,123,774	(208,700,931)	291,715,802	(78,187,308)	162,796,756
Net Assets:
Beginning of period	54,123,774	—	876,338,616	584,622,814	985,322,551	822,525,795

End of period	$75,626,536	$54,123,774	$667,637,685	$876,338,616	$907,135,243	$985,322,551

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$(2,274)	$(2,273)	$—	$—	$53	$53

(1)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Prime Money Market Fund
Year Ended August 31, 2010	Year Ended August 31, 2009

$6,812,325	$65,697,817
7,139	20,606
—	—

6,819,464	65,718,423

(699,078)	(26,643,410)
(7,597)	(1,166,815)
(6,105,650)	(37,887,592)

—	—
—	—
—	—

(6,812,325)	(65,697,817)

12,932,785,896	15,565,296,803
1,513,014	16,650,552
(14,743,532,983)	(15,980,737,651)
—	—

(1,809,234,073)	(398,790,296)

(1,809,226,934)	(398,769,690)

5,367,113,525	5,765,883,215

$3,557,886,591	$5,367,113,525

$40,697	$40,697

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)	Expense waiver(2)	Net investment income (loss)(2)
Large-Cap Value Fund
2006(3)	$14.46	$0.20	$1.36	$1.56	$(0.20)	$(1.88)	$(2.08)	$13.94	11.99%	1.23%	0.01%	1.47%	$319,834	121%
2007(3)	13.94	0.18	1.55	1.73	(0.18)	(1.19)	(1.37)	14.30	12.89	1.22	0.01	1.26	329,192	43
2008(3)	14.30	0.18	(1.58)	(1.40)	(0.14)	(0.69)	(0.83)	12.07	(10.48)	1.24	—	1.11	103,979	40
2009(3)	12.07	0.16	(2.64)	(2.48)	(0.17)	(0.00)	(0.17)	9.42	(20.50)	1.33	—	1.80	80,537	73
2010(3)	9.42	0.09	(0.12)	(0.03)	(0.12)	—	(0.12)	9.27	(0.42)	1.27	0.06	0.85	73,579	82
Large-Cap Growth Fund
2006(3)	13.64	0.00	0.40	0.40	(0.01)	(1.87)	(1.88)	12.16	2.86	1.27	0.01	0.00 (6)	218,109	134
2007(3)	12.16	0.01	1.99	2.00	0.00	(0.43)	(0.43)	13.73	16.68	1.27	0.01	0.09	246,811	75
2008(3)	13.73	(0.03)	(0.73)	(0.76)	(0.01)	(1.14)	(1.15)	11.82	(6.62)	1.27	—	(0.10)	74,507	122
2009(3)	11.82	0.03	(2.20)	(2.17)	(0.01)	—	(0.01)	9.64	(18.34)	1.39	—	0.38	55,665	142
2010(3)	9.64	(0.01)	0.29	0.28	(0.02)	—	(0.02)	9.90	2.94	1.28	0.07	(0.07)	60,125	121
Mid-Cap Value Fund
2006(3)	15.86	0.07	0.70	0.77	(0.05)	(1.50)	(1.55)	15.08	5.12	1.19	0.01	0.47	595,968	63
2007(3)	15.08	0.06	1.94	2.00	(0.07)	(1.38)	(1.45)	15.63	13.52	1.21	0.01	0.37	572,444	62
2008(3)	15.63	0.06	(1.49)	(1.43)	(0.06)	(1.99)	(2.05)	12.15	(10.27)	1.24	—	0.35	166,722	41
2009(3)	12.15	0.06	(2.01)	(1.95)	(0.02)	(0.55)	(0.57)	9.63	(14.74)	1.37	—	0.64	122,051	63
2010(3)	9.63	0.04	0.69	0.73	(0.06)	—	(0.06)	10.30	7.62	1.27	0.04	0.38	121,288	58
Mid-Cap Growth Fund
2006(3)	13.65	(0.09)	0.87	0.78	—	—	—	14.43	5.71	1.30	0.01	(0.64)	175,529	134
2007(3)	14.43	(0.10)	3.13	3.03	—	—	—	17.46	21.00	1.27	0.01	(0.61)	222,095	169
2008(3)	17.46	(0.30)	(0.06)	(0.36)	—	—	—	17.10	(2.06)	1.26	—	(0.58)	71,086	186
2009(3)	17.10	(0.01)	(3.87)	(3.88)	—	(0.60)	(0.60)	12.62	(21.96)	1.35	—	(0.07)	53,443	224
2010(3)	12.62	(0.08)	1.88	1.80	—	—	—	14.42	14.26	1.26	0.04	(0.58)	63,584	133
Small-Cap Growth Fund
2006(3)	16.02	(0.14)	1.93	1.79	—	(1.37)	(1.37)	16.44	11.37	1.54	—	(0.93)	193,170	148
2007(3)	16.44	(0.15)	4.05	3.90	—	(1.33)	(1.33)	19.01	24.73	1.53	0.01	(0.91)	255,894	176
2008(3)	19.01	(0.22)	(1.27)	(1.49)	—	(3.33)	(3.33)	14.19	(10.37)	1.51	—	(0.92)	144,938	174
2009(3)	14.19	(0.02)	(2.25)	(2.27)	—	—	—	11.92	(16.00)	1.60	—	(0.18)	102,186	233
2010(3)	11.92	(0.15)	2.26	2.11	—	—	—	14.03	17.70	1.47	0.07	(1.18)	163,225	153
International Stock Fund
2006(3)	13.35	0.12	3.06	3.18	(0.12)	—	(0.12)	16.41	23.90	1.49	0.02	0.75	233,098	146
2007(3)	16.41	0.21	2.64	2.85	(0.04)	(1.88)	(1.92)	17.34	18.37	1.45	0.02	1.23	267,675	98
2008(3)	17.34	0.19	(2.92)	(2.73)	(0.20)	(2.00)	(2.20)	12.41	(18.11)	1.47	—	0.74	89,374	62
2009(3)	12.41	0.22	(3.19)	(2.97)	(0.33)	(0.27)	(0.60)	8.84	(22.94)	1.69	—	1.33	34,718	113
2010(3)	8.84	0.14	(0.24)	(0.10)	(0.26)	—	(0.26)	8.48	(1.25)	1.45	0.48	1.28	27,883	116
Emerging Markets Equity Fund
2009(3)(8)	10.00	0.08	4.38	4.46	(0.01)	—	(0.01)	14.45	44.61	1.50	1.27	1.52	6,691	58
2010(3)	14.45	0.03	2.37	2.40	(0.16)	(0.52)	(0.68)	16.17	16.63	1.50	0.51	0.28	12,856	30
Ultra Short Tax-Free Fund
2010(3)(9)	10.00	0.11	0.07	0.18	(0.11)	—	(0.11)	10.07	1.82	0.55	0.16	1.25	33,189	83
Short-Term Income Fund
2006(3)	9.03	0.31	0.04	0.35	(0.38)	—	(0.38)	9.00	3.92	0.58	0.58	3.45	126,788	19
2007(3)	9.00	0.38	0.04	0.42	(0.40)	—	(0.40)	9.02	4.78	0.58	0.52	4.28	75,677	52
2008(3)	9.02	0.41	(0.11)	0.30	(0.40)	—	(0.40)	8.92	3.38	0.60	0.20	4.48	28,232	47
2009(3)	8.92	0.36	0.04	0.40	(0.35)	—	(0.35)	8.97	4.77	0.60	0.27	4.11	29,403	49
2010(3)	8.97	0.27	0.32	0.59	(0.26)	—	(0.26)	9.30	6.61	0.60	0.20	2.95	52,353	50
Short-Intermediate Bond Fund
2006(3)	9.40	0.40	(0.17)	0.23	(0.40)	—	(0.40)	9.23	2.56	0.73	0.30	4.39	690,447	430
2007(3)	9.23	0.43	(0.08)	0.35	(0.42)	—	(0.42)	9.16	3.86	0.75	0.26	4.56	359,507	421
2008(3)	9.16	0.44	(0.26)	0.18	(0.43)	—	(0.43)	8.91	1.91	0.80	0.06	4.69	95,322	293
2009(3)	8.91	0.46	0.09	0.55	(0.46)	—	(0.46)	9.00	7.05	0.80	0.14	5.64	59,653	360
2010(3)	9.00	0.23	0.86	1.09	(0.19)	—	(0.19)	9.90	12.25	0.80	0.14	2.43	65,383	373

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)					Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)		Expense waiver(2)		Net investment income (loss)(2)
Intermediate Tax-Free Fund
2006(3)	$10.43	$0.35	$(0.14)	$0.21	$(0.35)	$(0.26)	$(0.61)	$10.03	2.12%	0.65%		0.51%		3.48%	$80,217	31%
2007(3)	10.03	0.36	(0.10)	0.26	(0.36)	—	(0.36)	9.93	2.59	0.60		0.53		3.56	82,037	48
2008(3)	9.93	0.39	0.28	0.67	(0.39)	—	(0.39)	10.21	6.84	0.55		0.58		3.84	89,772	196
2009(3)	10.21	0.41	0.19	0.60	(0.41)	(0.12)	(0.53)	10.28	6.21	0.55		0.58		4.14	141,961	92
2010(3)	10.28	0.38	0.61	0.99	(0.38)	(0.02)	(0.40)	10.87	9.78	0.55		0.53		3.58	422,804	45
Government Income Fund
2006(3)	9.60	0.42	(0.18)	0.24	(0.42)	—	(0.42)	9.42	2.57	0.86		0.34		4.50	582,466	760
2007(3)	9.42	0.42	0.02	0.44	(0.42)	—	(0.42)	9.44	4.71	0.89		0.29		4.44	550,614	686
2008(3)	9.44	0.45	(0.07)	0.38	(0.44)	—	(0.44)	9.38	4.01	0.80		0.06		4.68	367,555	284
2009(3)	9.38	0.45	0.36	0.81	(0.44)	(0.26)	(0.70)	9.49	9.26	0.80		0.10		4.96	296,190	360
2010(3)	9.49	0.32	0.57	0.89	(0.29)	—	(0.29)	10.09	9.49	0.80		0.11		3.24	274,660	383
Corporate Income Fund
2009(3)(8)	10.00	0.34	1.57	1.91	(0.34)	—	(0.34)	11.57	19.44	0.80		1.04		5.07	5,570	38
2010(3)	11.57	0.50	1.00	1.50	(0.52)	(0.07)	(0.59)	12.48	13.28	0.80		0.30		4.01	15,546	80
Aggregate Bond Fund
2007(3)(7)	10.00	0.11	0.10	0.21	(0.11)	—	(0.11)	10.10	2.11	0.80		0.14		4.38	59,013	129
2008(3)	10.10	0.47	(0.04)	0.43	(0.46)	(0.06)	(0.52)	10.01	4.32	0.80		0.08		4.64	79,471	333
2009(3)	10.01	0.50	0.48	0.98	(0.48)	(0.32)	(0.80)	10.19	11.12	0.80		0.12		5.40	76,892	445
2010(3)	10.19	0.29	0.94	1.23	(0.28)	—	(0.28)	11.14	12.25	0.80		0.09		2.73	133,878	449
Core Plus Bond Fund
2009(3)(8)	10.00	0.25	0.82	1.07	(0.26)	—	(0.26)	10.81	10.83	0.80		0.32		4.02	21,057	26
2010(3)	10.81	0.40	0.68	1.08	(0.44)	(0.01)	(0.45)	11.44	10.19	0.80		0.17		3.58	39,776	72
Government Money Market Fund
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.16	0.45		0.17		4.09	92,339	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.99	0.45		0.13		4.88	199,797	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.19	0.45		0.10		2.91	309,487	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.56	0.47	(10)	0.08		0.53	476,685	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.28		0.26		0.01	353,637	—
Tax-Free Money Market Fund
2006	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	2.84	0.45		0.13		2.85	192,603	—
2007	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.33	0.45		0.13		3.28	308,414	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	2.57	0.45		0.09		2.48	424,211	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	1.42	0.48	(10)	0.08		1.40	389,143	—
2010	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	0.45		0.09		0.29	299,374	—
Prime Money Market Fund
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.25	0.45		0.04		4.19	2,453,274	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.06	0.45		0.02		4.95	2,753,457	—
2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.65	0.45		0.01		3.65	2,524,244	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.15	0.49	(10)	0.00	(6)	1.16	2,240,416	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.04	0.41		0.05		0.04	1,412,771	—

(1)	Based on net asset value.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from June 1, 2007 (commencement of operations) to August 31, 2007.
(8)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.
(9)	Reflects operations for the period from October 1, 2009 (commencement of operations) to August 31, 2010.
(10)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)			Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)	Expense waiver(2)	Net investment income (loss)(2)
Large-Cap Value Fund
2006(3)	$14.46	$0.20	$1.36	$1.56	$(0.20)	$(1.88)	$(2.08)	$13.94	11.99%	1.23%	0.05%	1.47%	$12,110	121%
2007(3)	13.94	0.18	1.55	1.73	(0.18)	(1.19)	(1.37)	14.30	12.89	1.22	0.01	1.26	12,213	43
2008(3)	14.30	0.16	(1.56)	(1.40)	(0.14)	(0.69)	(0.83)	12.07	(10.48)	1.24	—	1.16	9,455	40
2009(3)	12.07	0.17	(2.65)	(2.48)	(0.17)	(0.00)	(0.17)	9.42	(20.50)	1.33	—	1.81	6,543	73
2010(3)	9.42	0.09	(0.12)	(0.03)	(0.12)	—	(0.12)	9.27	(0.42)	1.27	0.06	0.85	5,930	82
Large-Cap Growth Fund
2006(3)	13.64	0.00	0.40	0.40	(0.01)	(1.87)	(1.88)	12.16	2.86	1.27	0.05	0.00 (6)	9,316	134
2007(3)	12.16	0.01	1.99	2.00	0.00	(0.43)	(0.43)	13.73	16.68	1.27	0.01	0.09	9,454	75
2008(3)	13.73	(0.01)	(0.75)	(0.76)	(0.01)	(1.14)	(1.15)	11.82	(6.62)	1.27	—	(0.07)	7,948	122
2009(3)	11.82	0.03	(2.20)	(2.17)	(0.01)	—	(0.01)	9.64	(18.34)	1.39	—	0.38	5,405	142
2010(3)	9.64	(0.01)	0.29	0.28	(0.02)	—	(0.02)	9.90	2.94	1.28	0.07	(0.07)	5,258	121
Mid-Cap Value Fund
2006(3)	15.86	0.07	0.70	0.77	(0.05)	(1.50)	(1.55)	15.08	5.12	1.19	0.05	0.47	12,914	63
2007(3)	15.08	0.06	1.94	2.00	(0.07)	(1.38)	(1.45)	15.63	13.52	1.21	0.01	0.37	12,782	62
2008(3)	15.63	0.04	(1.47)	(1.43)	(0.06)	(1.99)	(2.05)	12.15	(10.27)	1.24	—	0.35	9,076	41
2009(3)	12.15	0.06	(2.01)	(1.95)	(0.02)	(0.55)	(0.57)	9.63	(14.74)	1.37	—	0.63	6,238	63
2010(3)	9.63	0.04	0.69	0.73	(0.06)	—	(0.06)	10.30	7.62	1.27	0.04	0.38	6,126	58
Mid-Cap Growth Fund
2006(3)	13.65	(0.10)	0.88	0.78	—	—	—	14.43	5.71	1.30	0.05	(0.64)	4,396	134
2007(3)	14.43	(0.11)	3.14	3.03	—	—	—	17.46	21.00	1.27	0.01	(0.61)	4,916	169
2008(3)	17.46	(0.10)	(0.26)	(0.36)	—	—	—	17.10	(2.06)	1.26	—	(0.55)	4,804	186
2009(3)	17.10	(0.01)	(3.87)	(3.88)	—	(0.60)	(0.60)	12.62	(21.96)	1.35	—	(0.06)	3,245	224
2010(3)	12.62	(0.09)	1.89	1.80	—	—	—	14.42	14.26	1.26	0.04	(0.58)	3,552	133
Small-Cap Growth Fund
2006(3)	16.02	(0.15)	1.94	1.79	—	(1.37)	(1.37)	16.44	11.37	1.54	0.04	(0.93)	6,976	148
2007(3)	16.44	(0.17)	4.07	3.90	—	(1.33)	(1.33)	19.01	24.73	1.53	0.01	(0.91)	7,992	176
2008(3)	19.01	(0.05)	(1.44)	(1.49)	—	(3.33)	(3.33)	14.19	(10.37)	1.51	—	(0.84)	15,423	174
2009(3)	14.19	(0.02)	(2.25)	(2.27)	—	—	—	11.92	(16.00)	1.60	—	(0.19)	12,685	233
2010(3)	11.92	(0.14)	2.25	2.11	—	—	—	14.03	17.70	1.47	0.07	(1.18)	19,284	153
International Stock Fund
2006(3)	13.35	0.12	3.06	3.18	(0.12)	—	(0.12)	16.41	23.90	1.49	0.05	0.75	7,739	146
2007(3)	16.41	0.20	2.65	2.85	(0.04)	(1.88)	(1.92)	17.34	18.37	1.45	0.02	1.23	7,771	98
2008(3)	17.34	0.18	(2.91)	(2.73)	(0.20)	(2.00)	(2.20)	12.41	(18.11)	1.47	—	1.09	5,287	62
2009(3)	12.41	0.14	(3.11)	(2.97)	(0.33)	(0.27)	(0.60)	8.84	(22.94)	1.69	—	1.45	2,827	113
2010(3)	8.84	0.12	(0.22)	(0.10)	(0.26)	—	(0.26)	8.48	(1.25)	1.45	0.48	1.29	2,560	116
Emerging Markets Equity Fund
2009(3)(8)	10.00	0.07	4.39	4.46	(0.01)	—	(0.01)	14.45	44.61	1.50	1.27	1.28	79	58
2010(3)	14.45	0.08	2.32	2.40	(0.16)	(0.52)	(0.68)	16.17	16.63	1.50	0.49	0.49	641	30
Short-Term Income Fund
2006(3)	9.03	0.29	0.04	0.33	(0.36)	—	(0.36)	9.00	3.69	0.81	0.39	3.22	2,664	19
2007(3)	9.00	0.37	0.04	0.41	(0.39)	—	(0.39)	9.02	4.60	0.76	0.32	4.11	2,526	52
2008(3)	9.02	0.40	(0.10)	0.30	(0.40)	—	(0.40)	8.92	3.38	0.60	0.20	4.46	2,047	47
2009(3)	8.92	0.36	0.05	0.41	(0.35)	—	(0.35)	8.98	4.89	0.60	0.27	4.21	1,824	49
2010(3)	8.98	0.27	0.31	0.58	(0.26)	—	(0.26)	9.30	6.50	0.60	0.20	2.95	4,001	50

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)				Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)		Expense waiver(2)	Net investment income (loss)(2)
Short-Intermediate Bond Fund
2006(3)	$9.40	$0.38	$(0.17)	$0.21	$(0.38)	$—	$(0.38)	$9.23	2.33%	0.96%		0.11%	4.16%	$6,549	430%
2007(3)	9.23	0.40	(0.07)	0.33	(0.40)	—	(0.40)	9.16	3.68	0.93		0.07	4.39	5,829	421
2008(3)	9.16	0.43	(0.26)	0.17	(0.43)	—	(0.43)	8.90	1.80	0.80		0.06	4.69	5,137	293
2009(3)	8.90	0.45	0.10	0.55	(0.46)	—	(0.46)	8.99	7.05	0.80		0.14	5.63	4,840	360
2010(3)	8.99	0.23	0.87	1.10	(0.19)	—	(0.19)	9.90	12.37	0.80		0.14	2.44	4,804	373
Government Income Fund
2006(3)	9.60	0.40	(0.18)	0.22	(0.40)	—	(0.40)	9.42	2.34	1.09		0.15	4.27	6,425	760
2007(3)	9.42	0.41	0.01	0.42	(0.40)	—	(0.40)	9.44	4.53	1.07		0.11	4.27	5,808	686
2008(3)	9.44	0.45	(0.07)	0.38	(0.44)	—	(0.44)	9.38	4.01	0.80		0.06	4.66	4,871	284
2009(3)	9.38	0.45	0.36	0.81	(0.44)	(0.26)	(0.70)	9.49	9.26	0.80		0.10	4.95	4,516	360
2010(3)	9.49	0.32	0.57	0.89	(0.29)	—	(0.29)	10.09	9.49	0.80		0.11	3.19	5,683	383
Corporate Income Fund
2009(3)(8)	10.00	0.34	1.57	1.91	(0.34)	—	(0.34)	11.57	19.46	0.80		1.04	5.10	1,233	38
2010(3)	11.57	0.50	1.00	1.50	(0.52)	(0.07)	(0.59)	12.48	13.29	0.80		0.30	4.15	1,882	80
Aggregate Bond Fund
2007(3)(7)	10.00	0.11	0.09	0.20	(0.11)	—	(0.11)	10.09	2.00	0.80		0.14	4.38	20	129
2008(3)	10.09	0.47	(0.03)	0.44	(0.46)	(0.06)	(0.52)	10.01	4.44	0.80		0.08	4.55	358	333
2009(3)	10.01	0.49	0.49	0.98	(0.48)	(0.32)	(0.80)	10.19	11.13	0.80		0.12	5.17	1,527	445
2010(3)	10.19	0.29	0.94	1.23	(0.28)	—	(0.28)	11.14	12.25	0.80		0.09	2.74	2,396	449
Prime Money Market Fund
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.94	0.75		0.04	3.89	90,776	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.75	0.75		0.02	4.65	115,093	—
2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.34	0.75		0.01	3.20	140,379	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.85	0.78	(9)	0.01	0.91	102,679	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.45		0.31	0.01	68,035	—

(1)	Based on net asset value, which does not reflect the sales charge, or contingent deferred sales charge, if applicable.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from June 1, 2007 (commencement of operations) to August 31, 2007.
(8)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.
(9)	Participation fees for the Treasury’s Temporary Guarantee Program in the Prime Money Market Fund amounted to 0.04%.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)
										Net Expenses(2)	Expense waiver(2)	Net investment income (loss)(2)	Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
Large-Cap Value Fund
2008(3)(8)	$12.99	$0.10	$(0.95)	$(0.85)	$(0.07)	$—	$(0.07)	$12.07	(6.57)%	1.00%	—%	1.54%	$152,572	40%
2009(3)	12.07	0.19	(2.64)	(2.45)	(0.19)	(0.00)	(0.19)	9.43	(20.27)	1.08	—	2.04	104,984	73
2010(3)	9.43	0.11	(0.11)	0.00	(0.15)	—	(0.15)	9.28	(0.14)	1.02	0.06	1.09	88,269	82
Large-Cap Growth Fund
2008(3)(8)	11.97	0.01	(0.14)	(0.13)	—	—	—	11.84	(1.09)	1.03	—	0.30	149,952	122
2009(3)	11.84	0.06	(2.21)	(2.15)	(0.02)	—	(0.02)	9.67	(18.16)	1.14	—	0.62	100,612	142
2010(3)	9.67	0.02	0.29	0.31	(0.04)	—	(0.04)	9.94	3.17	1.03	0.07	0.18	91,433	121
Mid-Cap Value Fund
2008(3)(8)	12.55	0.04	(0.42)	(0.38)	—	—	—	12.17	(3.03)	1.02	—	0.59	99,009	41
2009(3)	12.17	0.07	(2.01)	(1.94)	(0.05)	(0.55)	(0.60)	9.63	(14.59)	1.12	—	0.90	91,115	63
2010(3)	9.63	0.06	0.69	0.75	(0.09)	—	(0.09)	10.29	7.83	1.02	0.04	0.63	99,329	58
Mid-Cap Growth Fund
2008(3)(8)	17.09	(0.01)	0.06	0.05	—	—	—	17.14	0.29	1.01	—	(0.19)	171,529	186
2009(3)	17.14	0.02	(3.88)	(3.86)	—	(0.60)	(0.60)	12.68	(21.79)	1.10	—	0.18	135,858	224
2010(3)	12.68	(0.05)	1.89	1.84	(0.02)	—	(0.02)	14.50	14.49	1.01	0.04	(0.33)	136,392	133
Small-Cap Growth Fund
2008(3)(8)	14.73	(0.03)	(0.48)	(0.51)	—	—	—	14.22	(3.46)	1.27	—	(0.49)	134,623	174
2009(3)	14.22	0.01	(2.26)	(2.25)	—	—	—	11.97	(15.82)	1.35	—	0.05	127,901	233
2010(3)	11.97	(0.12)	2.27	2.15	—	—	—	14.12	17.96	1.22	0.07	(0.93)	169,036	153
International Stock Fund
2006(3)	13.52	0.17	3.07	3.24	(0.15)	—	(0.15)	16.61	24.14	1.24	0.02	1.00	188,715	146
2007(3)	16.61	0.24	2.68	2.92	(0.07)	(1.88)	(1.95)	17.58	18.65	1.20	0.02	1.48	250,012	98
2008(3)	17.58	0.23	(2.94)	(2.71)	(0.24)	(2.00)	(2.24)	12.63	(17.74)	1.23	—	1.58	253,158	62
2009(3)	12.63	0.29	(3.27)	(2.98)	(0.42)	(0.27)	(0.69)	8.96	(22.51)	1.44	—	1.64	76,756	113
2010(3)	8.96	0.25	(0.32)	(0.07)	(0.29)	—	(0.29)	8.60	(0.94)	1.20	0.46	1.43	33,147	116
Emerging Markets Equity Fund
2009(3)(9)	10.00	0.09	4.39	4.48	(0.01)	—	(0.01)	14.47	44.82	1.25	1.27	1.54	39,054	58
2010(3)	14.47	0.09	2.35	2.44	(0.18)	(0.52)	(0.70)	16.21	16.88	1.25	0.51	0.53	46,996	30
Ultra Short Tax-Free Fund
2010(3)(10)	10.00	0.13	0.07	0.20	(0.13)	—	(0.13)	10.07	2.05	0.30	0.16	1.52	273,120	83
Short-Term Income Fund
2007(3)(7)	9.02	0.11	0.00	0.11	(0.11)	—	(0.11)	9.02	1.20	0.35	0.23	4.65	41,186	52
2008(3)	9.02	0.43	(0.09)	0.34	(0.43)	—	(0.43)	8.93	3.76	0.35	0.20	4.69	72,928	47
2009(3)	8.93	0.38	0.04	0.42	(0.37)	—	(0.37)	8.98	5.03	0.35	0.27	4.47	66,039	49
2010(3)	8.98	0.29	0.32	0.61	(0.28)	—	(0.28)	9.31	6.87	0.35	0.20	3.19	72,686	50
Short-Intermediate Bond Fund
2007(3)(7)	9.17	0.11	(0.01)	0.10	(0.11)	—	(0.11)	9.16	1.12	0.55	0.08	4.90	181,534	421
2008(3)	9.16	0.45	(0.26)	0.19	(0.45)	—	(0.45)	8.90	2.05	0.55	0.06	4.94	200,110	293
2009(3)	8.90	0.48	0.09	0.57	(0.48)	—	(0.48)	8.99	7.32	0.55	0.14	5.89	118,546	360
2010(3)	8.99	0.26	0.87	1.13	(0.22)	—	(0.22)	9.90	12.65	0.55	0.14	2.69	109,776	373
Government Income Fund
2007(3)(7)	9.41	0.11	0.03	0.14	(0.11)	—	(0.11)	9.44	1.54	0.55	0.13	4.87	141,305	686
2008(3)	9.44	0.46	(0.07)	0.39	(0.46)	—	(0.46)	9.37	4.16	0.55	0.06	4.88	249,127	284
2009(3)	9.37	0.48	0.36	0.84	(0.46)	(0.26)	(0.72)	9.49	9.65	0.55	0.10	5.22	159,881	360
2010(3)	9.49	0.35	0.55	0.90	(0.31)	—	(0.31)	10.08	9.65	0.55	0.11	3.52	113,314	383

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)
										Net Expenses(2)		Expense waiver(2)		Net investment income (loss)(2)	Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
Corporate Income Fund
2009(3)(9)	$10.00	$0.35	$1.58	$1.93	$(0.36)	$—	$(0.36)	$11.57	19.63%	0.55%		1.04%		4.88%	$15,927	38%
2010(3)	11.57	0.53	0.99	1.52	(0.54)	(0.07)	(0.61)	12.48	13.56	0.55		0.30		4.13	52,317	80
Aggregate Bond Fund
2007(3)(7)	10.00	0.12	0.10	0.22	(0.12)	—	(0.12)	10.10	2.18	0.55		0.14		4.63	143,657	129
2008(3)	10.10	0.50	(0.04)	0.46	(0.49)	(0.06)	(0.55)	10.01	4.58	0.55		0.08		4.87	222,380	333
2009(3)	10.01	0.52	0.48	1.00	(0.50)	(0.32)	(0.82)	10.19	11.40	0.55		0.12		5.66	150,309	445
2010(3)	10.19	0.32	0.93	1.25	(0.31)	—	(0.31)	11.13	12.43	0.55		0.09		3.03	178,962	449
Core Plus Bond Fund
2009(3)(9)	10.00	0.26	0.83	1.09	(0.28)	—	(0.28)	10.81	11.04	0.55		0.32		3.73	33,067	26
2010(3)	10.81	0.42	0.68	1.10	(0.46)	(0.01)	(0.47)	11.44	10.46	0.55		0.17		3.84	35,851	72
Government Money Market Fund
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.42	0.20		0.17		4.34	65,616	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.25	0.20		0.13		5.13	136,910	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.45	0.20		0.10		3.33	275,136	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.80	0.23	(11)	0.07		0.75	399,654	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.09	0.20		0.09		0.09	314,001	—
Tax-Free Money Market Fund
2006	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.09	0.20		0.13		3.10	116,409	—
2007	1.00	0.04	0.00	0.04	(0.04)	(0.00)	(0.04)	1.00	3.59	0.20		0.13		3.53	243,842	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	2.83	0.20		0.09		2.67	398,315	—
2009	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.68	0.23	(11)	0.08		1.62	596,180	—
2010	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.55	0.20		0.09		0.53	607,761	—
Prime Money Market Fund
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.51	0.20		0.04		4.44	1,653,556	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.33	0.20		0.02		5.20	2,080,429	—
2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.91	0.20		0.01		3.69	3,101,260	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.40	0.24	(11)	0.00	(6)	1.32	3,024,018	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.25	0.20		0.01		0.25	2,077,081	—

(1)	Based on net asset value.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 pf the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from June 1, 2007 (commencement of operations) to August 31, 2007.
(8)	Reflects operations for the period from February 1, 2008 (commencement of operations) to August 31, 2008.
(9)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.
(10)	Reflects operations for the period from October 1, 2009 (commencement of operations) to August 31, 2010.
(11)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

(See Notes which are an integral part of the Financial Statements)

August 31, 2010

Notes to Financial Statements

1.	Organization

Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of August 31, 2010, the Corporation consisted of eighteen diversified portfolios (individually referred to as the “Fund,” or collectively as the “Funds”) with multiple classes of shares, as indicated in the accompanying table:

Portfolio Name	Advisor Class	Investor Class	Institutional Class	Investment Objective
Marshall Large-Cap Value Fund (“Large-Cap Value Fund”)	X	X	X	To provide capital appreciation and above-average dividend income.
Marshall Large-Cap Growth Fund (“Large-Cap Growth Fund”)	X	X	X	To provide capital appreciation.
Marshall Mid-Cap Value Fund (“Mid-Cap Value Fund”)	X	X	X	To provide capital appreciation.
Marshall Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	X	X	X	To provide capital appreciation.
Marshall Small-Cap Growth Fund (“Small-Cap Growth Fund”)	X	X	X	To provide capital appreciation.
Marshall International Stock Fund (“International Stock Fund”)	X	X	X	To provide capital appreciation.
Marshall Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)	X	X	X	To provide capital appreciation.
Marshall Ultra Short Tax-Free Fund (“Ultra Short Tax-Free Fund”)		X*	X*	To provide current income exempt from federal income tax consistent with the preservation of capital.
Marshall Short-Term Income Fund (“Short-Term Income Fund”)	X	X	X	To maximize total return consistent with current income.
Marshall Short-Intermediate Bond Fund (“Short-Intermediate Bond Fund”)	X	X	X	To maximize total return consistent with current income.
Marshall Intermediate Tax-Free Fund (“Intermediate Tax-Free Fund”)		X		To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.
Marshall Government Income Fund (“Government Income Fund”)	X	X	X	To provide current income.
Marshall Corporate Income Fund (“Corporate Income Fund”)	X	X	X	To maximize total return consistent with current income.
Marshall Aggregate Bond Fund (“Aggregate Bond Fund”)	X	X	X	To maximize total return consistent with current income.
Marshall Core Plus Bond Fund (“Core Plus Bond Fund”)		X	X	To maximize total return consistent with current income.
Marshall Government Money Market Fund (“Government Money Market Fund”)		X	X	To provide current income consistent with stability of principal.
Marshall Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)		X	X	To provide current income that is exempt from federal income tax and is consistent with stability of principal.
Marshall Prime Money Market Fund (“Prime Money Market Fund”)	X	X	X	To provide current income consistent with stability of principal.

*	Commenced operations on October 1, 2009.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading

Marshall Funds

day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities which are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value. The money market funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in the International Stock Fund and Emerging Markets Equity Fund may be listed on foreign exchanges that do not value their listed securities at the same time each Fund calculates its NAV. Most foreign markets close well before each Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.

Repurchase Agreements—The Funds’ policy requires the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Funds’ adviser (or sub-advisers) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds (except Intermediate Tax-Free Fund) offer multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees and shareholder servicing fees, are allocated directly to that class.

Premium and Discount Amortization/Paydown Gains and Losses—Premiums and discounts on fixed income securities are generally amortized/accreted for tax and financial statement purposes. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of net investment income.

Federal Income Taxes—The policies and procedures of the Funds require compliance with Subchapter M of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the commitment to purchase securities. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Notes to Financial Statements (continued)

Futures Contracts—Certain Funds may purchase futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from, or pays to, the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

During the year ended August 31, 2010, the Ultra Short Tax-Free Fund had an average value of $2,829 in short futures outstanding, the Short-Term Income Fund had an average value of $37,967 in long futures outstanding, and the Intermediate Tax-Free Fund had an average value of $19,279 in short futures outstanding. At August 31, 2010, the Funds had no outstanding futures contracts.

Options Contracts—Certain Funds may write covered call and put options on futures, swaps, securities, or currencies a Fund owns, or in which it may invest to create investment exposure consistent with their investment objectives. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received, or made, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, or currency transaction to determine the realized gain or loss.

For the year ended August 31, 2010, the Large-Cap Value Fund had $1,013,489 in realized losses on all option contracts and the Large-Cap Growth Fund had $880,867 in realized losses on all option contracts. During the year ended August 31, 2010, the Large-Cap Value Fund had average written and purchased options outstanding of 3,478 contracts and 4,770 contracts, respectively, while the Large-Cap Growth Fund had average purchased options outstanding of 1,248 contracts.

The following is a summary of written option activity:

	Large-Cap Value Fund		Large-Cap Growth Fund
Contracts	Number of Contracts	Premium	Number of Contracts	Premium
Outstanding @ 8/31/2009	1,681	$155,802	—	$—
Options written	13,652	1,229,517	4,570	537,681
Options expired	(1,700)	(91,476)	(2,280)	(185,957)
Options exercised	(1,218)	(135,793)	(2,000)	(61,999)
Options closed	(7,431)	(648,609)	(290)	(289,725)

Outstanding @ 8/31/2010	4,984	$509,441	—	$—

At August 31, 2010, the Large-Cap Value Fund had the following outstanding written options:

Contracts	Type	Expiration Date	Exercise Price	Number Of Contracts	Market Value	Unrealized Appreciation
Bank of America Corp.	Call	January 2011	$20.00	3,922	$17,649	$249,044
CME Group, Inc.	Call	January 2011	370.00	26	1,560	36,945
Halliburton Co.	Call	January 2011	35.00	676	53,066	85,039
McKesson Corp.	Call	January 2011	75.00	360	9,900	56,238

Total				4,984		$427,266

Marshall Funds

Foreign Exchange Contracts—Certain Funds may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Certain Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of certain Funds’ foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of these Funds’ foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The money market funds’ restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each illiquid restricted security held by the Funds at August 31, 2010 is as follows:

Fund	Security	Acquisition Date	Acquisition Cost	Value
Tax-Free Money Market Fund	Term Tender Custodial Receipts	3/26/2010	$20,064,636	$20,051,338
Prime Money Market Fund	Metropolitan Life Insurance Co.	5/3/2004	65,000,000	65,000,000
Prime Money Market Fund	Metropolitan Life Insurance Co.	2/1/2010	50,000,000	50,000,000

Redemption Fees—The Funds (other than the Government Money Market Fund, Tax-Free Money Market Fund, and Prime Money Market Fund) impose a 2.00% redemption fee to shareholders who redeem shares held for 30 days or less. All redemption fees are recorded by the Funds as paid-in-capital.

Securities Lending—Certain Funds participate in a securities lending program, providing for the lending of corporate bonds, equity, and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates), and money market funds. The valuation of collateral is discussed in “Investment Valuations” in Note 2 of the Notes to the Financial Statements. When a Fund lends its portfolio securities, it is subject to the risk that it may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities. A Fund also is subject to the risks associated with the investments of cash collateral received from the borrower.

Notes to Financial Statements (continued)

Cash collateral received as part of the securities lending program was jointly pooled and invested in the following securities as of August 31, 2010(1):

Description	Value
Barclays Bank, PLC, 0.525%, 7/19/2011	$25,002,675
Blackrock Liquidity TempCash Money Market Fund, 0.277%	63,336,065
Blackrock Liquidity TempFund Money Market Fund, 0.249%	150,060,963
Dreyfus Cash Management Plus, Inc., Money Market Fund, 0.272%	160,000,000
Dreyfus Institutional Cash Advantage Money Market Fund, 0.270%	65,000,000
FCAR Owner Trust I, 0.540%, 9/15/2010(2)	24,955,000
Fidelity Institutional Money Market Fund, 0.280%	164,500,000
Goldman Sachs Financial Money Market Fund, 0.232%	1,000,000
Metlife Insurance FA, 0.738%, 9/1/2010	20,000,000
Natixis U.S. Finance Co., LLC, 0.610%, 10/22/2010(2)	24,924,174
Panasonic Finance America, Inc., 0.500%, 10/18/2010(2)	24,966,319
Skandinaviska Enskilda Bank, 0.500%, 10/28/2010(2)	24,969,792
Standard Chartered Bank, 0.868%, 8/12/2011	24,996,925
State Street Bank & Trust Co., 0.728%, 3/2/2011	24,998,925
Westpac Banking Corp., 0.590%, 6/10/2011	25,000,000

Total	$823,710,838

(1)	The collateral pool is managed by the fixed income group within M&I Investment Management Corp., the Funds’ investment adviser (the “Adviser”). Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2010.
(2)	Each issue shows the rate of the discount at the time of purchase.

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Treasury’s Temporary Guarantee Program—On October 2, 2008, the Government Money Market Fund, Tax-Free Money Market Fund, and Prime Money Market Fund filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) and paid a fee to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Board of Directors determined that each of these Fund’s participation in the Program was in the best interests of the Funds and their respective shareholders. Under the Program, the Treasury guaranteed the share price of shares of a Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) during the coverage period and the Fund was required to liquidate. The Program’s guarantee was for the lesser of: (a) the number of Fund shares owned by the shareholder at the close of business on September 19, 2008; or (b) the number of Fund shares owned by the shareholder on the date of a Guarantee Event. Each Fund paid a fee equivalent to 0.01% of each Fund’s net assets as of September 19, 2008 to participate in the Program through December 18, 2008. The Treasury first extended the Program through April 30, 2009, for which each Fund paid an additional fee equivalent to 0.015% of each Fund’s net assets as of September 19, 2008. The Treasury then extended the Program through September 18, 2009, for which each Fund paid an additional fee equivalent to 0.015% of each Fund’s net assets as of September 19, 2008. The Treasury elected not to extend the program beyond September 18, 2009. The Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund paid a total of $14,668, $15,926 and $101,142, respectively for the year ended August 31, 2010.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Fair Value Measurements

Fair Valuation Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determing when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Marshall Funds

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common & preferred stocks, options & futures contracts, and mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, Money Market holdings are valued using amortized cost under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of the holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

	Large-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$162,372,175	$—	$—	$162,372,175
Purchased Call Options	227,249	—	—	227,249
Short-Term Investments	—	3,638,466	—	3,638,466

Total	$162,599,424	$3,638,466	$—	$166,237,890

	Large-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$147,979,681	$—	$—	$147,979,681
Short-Term Investments	—	9,416,544	—	9,416,544

Total	$147,979,681	$9,416,544	$—	$157,396,225

	Mid-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$220,225,544	$—	$—	$220,225,544
Short-Term Investments	—	9,648,190	—	9,648,190

Total	$220,225,544	$9,648,190	$—	$229,873,734

	Mid-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$200,222,402	$—	$—	$200,222,402
Short-Term Investments	—	5,985,088	—	5,985,088

Total	$200,222,402	$5,985,088	$—	$206,207,490

	Small-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$346,695,355	$—	$—	$346,695,355
Short-Term Investments	—	3,090,236	—	3,090,236

Total	$346,695,355	$3,090,236	$—	$349,785,591

	International Stock Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)(2)	$59,903,196	$—	$—	$59,903,196
Preferred Stocks(1)(2)	685,759	—	—	685,759
Short-Term Investments	—	1,606,805	—	1,606,805

Total	$60,588,955	$1,606,805	$—	$62,195,760

	Emerging Markets Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)(2)	$59,045,036	$—	$—	$59,045,036
Preferred Stocks(1)	193,594	—	—	193,594
Short-Term Investments	—	1,148,904	—	1,148,904

Total	$59,238,630	$1,148,904	$—	$60,387,534

	Ultra Short Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$3,315,000	$275,734,458	$—	$279,049,458
Short-Term Investments	—	35,674,847	—	35,674,847

Total	$3,315,000	$311,409,305	$—	$314,724,305

	Short-Term Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$12,234,878	$—	$12,234,878
Collateralized Mortgage Obligations	—	11,749,200	—	11,749,200
Commercial Mortgage Securities	—	21,744,238	—	21,744,238
Corporate Bonds & Notes	—	57,747,257	1,874,988	59,622,245
Municipals	—	2,549,870	—	2,549,870
Mutual Funds	8,733,434	—	—	8,733,434
U.S. Government & U.S. Government Agency Obligations	—	6,133,115	—	6,133,115
U.S. Government Agency-Mortgage Securities	—	720,602	—	720,602
Short-Term Investments	—	6,268,193	—	6,268,193

Total	$8,733,434	$119,147,353	$1,874,988	$129,755,775

	Short-Intermediate Bond Fund
	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$4,924,243	$—	$4,924,243
Commercial Mortgage Securities	—	18,911,135	—	18,911,135
Corporate Bonds & Notes	—	60,164,935	3,086,400	63,251,335
Municipals	—	2,081,420	—	2,081,420
U.S. Government & U.S. Government Agency Obligations	—	65,193,914	—	65,193,914
U.S. Government Agency-Mortgage Securities		15,669,525	—	15,669,525
Short-Term Investments	—	23,240,746	—	23,240,746

Total	$—	$190,185,918	$3,086,400	$193,272,318

	Intermediate Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$3,635,000	$387,018,248	$—	$390,653,248
Short-Term Investments	—	44,074,919	—	44,074,919

Total	$3,635,000	$431,093,167	$—	$434,728,167

Notes to Financial Statements (continued)

	Government Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$2,139,684	$—	$2,139,684
Collateralized Mortgage Obligations	—	34,803,743	—	34,803,743
Commercial Mortgage Securities	—	37,313,957	—	37,313,957
Corporate Bonds & Notes	—	3,994,716	2,314,800	6,309,516
U.S. Government & U.S. Government Agency Obligations	—	102,499,803	—	102,499,803
U.S. Government Agency-Mortgage Securities	—	211,568,318	—	211,568,318
Short-Term Investments	—	61,666,183	—	61,666,183

Total	$—	$453,986,404	$2,314,800	$456,301,204

	Corporate Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$6,620,130	$—	$6,620,130
Corporate Bonds & Notes	—	57,464,997	—	57,464,997
Short-Term Investments	—	5,464,389	—	5,464,389

Total	$—	$69,549,516	$—	$69,549,516

	Aggregate Bond Fund
	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$8,744,546	$—	$8,744,546
Commercial Mortgage Securities	—	19,297,091	—	19,297,091
Corporate Bonds & Notes	—	95,203,110	—	95,203,110
Municipals	—	9,300,510	—	9,300,510
U.S. Government & U.S. Government Agency Obligations	—	110,785,655	—	110,785,655
U.S. Government Agency-Mortgage Securities	—	51,477,504	—	51,477,504
Short-Term Investments	—	45,447,341	—	45,447,341

Total	$—	$340,255,757	$—	$340,255,757

	Core Plus Bond Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$4,226,283	$—	$4,226,283
Commercial Mortgage Securities	—	2,432,866	—	2,432,866
Corporate Bonds & Notes	—	46,853,581	—	46,853,581
U.S. Government & U.S. Government Agency Obligations	—	6,922,566	—	6,922,566
U.S. Government Agency-Mortgage Securities	—	6,421,002	—	6,421,002
Short-Term Investments	—	9,161,934	—	9,161,934

Total	$—	$76,018,232	$—	$76,018,232

	Government Money Market Fund
	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$24,988,375	$—	$24,988,375
Municipals	—	116,065,000	—	116,065,000
U.S. Government & U.S. Government Agency Obligations	—	121,007,155	—	121,007,155
Repurchase Agreements	—	405,628,199	—	405,628,199

Total	$—	$667,688,729	$—	$667,688,729

	Tax-Free Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$895,630,393	$—	$895,630,393
Mutual Funds	—	481,359	—	481,359

Total	$—	$896,111,752	$—	$896,111,752

	Prime Money Market Fund
	Level 1	Level 2	Level 3	Total
Certificates of Deposit	$—	$425,000,000	$—	$425,000,000
Commercial Paper	—	1,541,251,593	—	1,541,251,593
Corporate Bonds & Notes	—	44,546,319	—	44,546,319
Funding Agreements	—	115,000,000	—	115,000,000
Municipals	—	277,655,000	—	277,655,000
Notes-Variable	—	246,582,422	—	246,582,422
Repurchase Agreements	—	763,988,939	—	763,988,939
Trust Demand Notes	—	143,000,000	—	143,000,000

Total	$—	$3,557,024,273	$—	$3,557,024,273

	Unrealized Appreciation On Other Financial Instruments(3)
Fund	Level 1	Level 2	Level 3	Total
Large-Cap Value Fund
Written Call Options	$427,266	$—	$—	$427,266

(1)	All sub-categories within Common Stocks and Preferred Stocks represent Level 1 evaluation status.
(2)	As described in Note 2, the values of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when a significant change in value of U.S. traded securities occurs, as measured by the Russell 1000 Index. As a result of such an event at August 31, 2009, these securities were fair valued by the service and categorized in Level 2 but did not require fair valuation at August 31, 2010 and were categorized in Level 1. Such securities represent the only significant transfer between each of the three levels.
(3)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Fund	Beginning balance September 1, 2009	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net purchases (sales)	Transfers in (out) of Level 3	Ending balance August 31, 2010
Short-Term Income Fund Corporate Bonds & Notes	$1,871,586	$—	$3,402	$—	$—	$1,874,988
Short-Intermediate Bond Fund Corporate Bonds & Notes	3,080,800	—	5,600	—	—	3,086,400
Government Income Fund Corporate Bonds & Notes	2,310,600	—	4,200	—	—	2,314,800

Marshall Funds

4.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

LARGE-CAP VALUE FUND—INVESTOR CLASS
Shares sold	1,366,044	$13,855,875	2,072,447	$18,338,220
Shares issued to shareholders in payment of distributions declared	93,650	940,210	144,610	1,312,978
Shares redeemed	(2,071,713)	(20,800,728)	(2,284,771)	(21,013,309)

Net change resulting from investor class share transactions	(612,019)	$(6,004,643)	(67,714)	$(1,362,111)
LARGE-CAP VALUE FUND—ADVISOR CLASS
Shares sold	51,496	$513,813	95,664	$821,104
Shares issued to shareholders in payment of distributions declared	7,506	75,357	13,147	119,856
Shares redeemed	(113,862)	(1,159,965)	(197,853)	(1,690,497)

Net change resulting from advisor class share transactions	(54,860)	$(570,795)	(89,042)	$(749,537)
LARGE-CAP VALUE FUND—INSTITUTIONAL CLASS
Shares sold	809,270	$8,039,911	2,821,717	$24,913,280
Shares issued to shareholders in payment of distributions declared	100,693	1,012,765	145,784	1,322,629
Shares redeemed	(2,528,345)	(25,373,183)	(4,472,703)	(40,599,638)

Net change resulting from institutional class share transactions	(1,618,382)	$(16,320,507)	(1,505,202)	$(14,363,729)

Net change resulting from fund shares transactions	(2,285,261)	$(22,895,945)	(1,661,958)	$(16,475,377)

LARGE-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	1,117,941	$11,932,858	815,536	$7,011,579
Shares issued to shareholders in payment of distributions declared	13,198	138,572	6,935	56,034
Shares redeemed	(830,113)	(8,854,569)	(1,351,740)	(11,549,618)

Net change resulting from investor class share transactions	301,026	$3,216,861	(529,269)	$(4,482,005)
LARGE-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	60,024	$631,559	66,847	$549,944
Shares issued to shareholders in payment of distributions declared	1,227	12,888	738	5,965
Shares redeemed	(90,584)	(959,610)	(179,364)	(1,482,525)

Net change resulting from advisor class share transactions	(29,333)	$(315,163)	(111,779)	$(926,616)

Notes to Financial Statements (continued)

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

LARGE-CAP GROWTH FUND—INSTITUTIONAL CLASS
Shares sold	448,659	$4,834,641	1,223,463	$10,090,741
Shares issued to shareholders in payment of distributions declared	30,528	321,463	17,934	145,089
Shares redeemed	(1,683,180)	(18,033,231)	(3,504,002)	(29,740,829)

Net change resulting from institutional class share transactions	(1,203,993)	$(12,877,127)	(2,262,605)	$(19,504,999)

Net change resulting from fund shares transactions	(932,300)	$(9,975,429)	(2,903,653)	$(24,913,620)

MID-CAP VALUE FUND—INVESTOR CLASS
Shares sold	2,033,731	$21,907,304	2,932,959	$23,990,097
Shares issued to shareholders in payment of distributions declared	72,909	745,126	965,089	7,276,768
Shares redeemed	(3,001,603)	(31,741,161)	(4,942,979)	(40,717,561)

Net change resulting from investor class share transactions	(894,963)	$(9,088,731)	(1,044,931)	$(9,450,696)
MID-CAP VALUE FUND—ADVISOR CLASS
Shares sold	41,477	$442,463	57,980	$455,791
Shares issued to shareholders in payment of distributions declared	3,841	39,249	49,848	375,853
Shares redeemed	(98,117)	(1,054,156)	(206,847)	(1,654,755)

Net change resulting from advisor class share transactions	(52,799)	$(572,444)	(99,019)	$(823,111)
MID-CAP VALUE FUND—INSTITUTIONAL CLASS
Shares sold	1,683,189	$17,835,819	3,637,265	$30,107,066
Shares issued to shareholders in payment of distributions declared	66,719	680,535	718,692	5,411,754
Shares redeemed	(1,561,361)	(16,458,043)	(3,032,124)	(23,439,349)

Net change resulting from institutional class share transactions	188,547	$2,058,311	1,323,833	$12,079,471

Net change resulting from fund shares transactions	(759,215)	$(7,602,864)	179,883	$1,805,664

MID-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	966,118	$14,121,206	954,450	$11,054,875
Shares issued to shareholders in payment of distributions declared	—	—	223,029	2,346,269
Shares redeemed	(788,959)	(11,646,635)	(1,099,808)	(13,204,367)

Net change resulting from investor class share transactions	177,159	$2,474,571	77,671	$196,777

Marshall Funds

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

MID-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	25,110	$370,943	18,419	$208,502
Shares issued to shareholders in payment of distributions declared	—	—	15,192	159,815
Shares redeemed	(35,745)	(519,945)	(57,400)	(631,942)

Net change resulting from advisor class share transactions	(10,635)	$(149,002)	(23,789)	$(263,625)
MID-CAP GROWTH FUND—INSTITUTIONAL CLASS
Shares sold	562,685	$8,221,069	2,202,935	$25,674,681
Shares issued to shareholders in payment of distributions declared	10,448	143,811	547,297	5,773,985
Shares redeemed	(1,880,001)	(27,261,995)	(2,045,409)	(22,994,347)

Net change resulting from institutional class share transactions	(1,306,868)	$(18,897,115)	704,823	$8,454,319

Net change resulting from fund shares transactions	(1,140,344)	$(16,571,546)	758,705	$8,387,471

SMALL-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	8,241,573	$123,738,549	2,292,168	$23,078,278
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(5,184,896)	(74,942,507)	(3,929,112)	(40,967,633)

Net change resulting from investor class share transactions	3,056,677	$48,796,042	(1,636,944)	$(17,889,355)
SMALL-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	558,704	$8,259,845	305,601	$3,122,090
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(248,971)	(3,592,899)	(327,813)	(3,264,195)

Net change resulting from advisor class share transactions	309,733	$4,666,946	(22,212)	$(142,105)
SMALL-CAP GROWTH FUND—INSTITUTIONAL CLASS
Shares sold	3,250,678	$47,824,572	3,302,236	$34,967,026
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(1,970,320)	(28,212,280)	(2,081,876)	(19,880,395)

Net change resulting from institutional class share transactions	1,280,358	$19,612,292	1,220,360	$15,086,631

Net change resulting from fund shares transactions	4,646,768	$73,075,280	(438,796)	$(2,944,829)

Notes to Financial Statements (continued)

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

INTERNATIONAL STOCK FUND—INVESTOR CLASS
Shares sold	795,728	$7,375,668	744,689	$6,305,297
Shares issued to shareholders in payment of distributions declared	97,707	873,498	399,150	2,929,758
Shares redeemed	(1,534,502)	(13,894,086)	(4,416,795)	(36,866,741)

Net change resulting from investor class share transactions	(641,067)	$(5,644,920)	(3,272,956)	$(27,631,686)
INTERNATIONAL STOCK FUND—ADVISOR CLASS
Shares sold	23,826	$238,409	19,645	$174,816
Shares issued to shareholders in payment of distributions declared	8,883	79,412	31,205	229,046
Shares redeemed	(50,806)	(451,149)	(156,947)	(1,187,210)

Net change resulting from advisor class share transactions	(18,097)	$(133,328)	(106,097)	$(783,348)
INTERNATIONAL STOCK FUND—INSTITUTIONAL CLASS
Shares sold	73,338	$1,009,192	1,558,774	$13,064,624
Shares issued to shareholders in payment of distributions declared	156,528	1,415,011	1,111,926	8,261,610
Shares redeemed	(4,941,755)	(46,080,434)	(14,154,458)	(119,447,294)

Net change resulting from institutional class share transactions	(4,711,889)	$(43,656,231)	(11,483,758)	$(98,121,060)

Net change resulting from fund shares transactions	(5,371,053)	$(49,434,479)	(14,862,811)	$(126,536,094)

EMERGING MARKETS EQUITY FUND—INVESTOR CLASS
Shares sold	434,955	$6,887,879	494,410	$5,571,657
Shares issued to shareholders in payment of distributions declared	29,495	473,684	—	—
Shares redeemed	(132,578)	(2,105,171)	(31,328)	(376,134)

Net change resulting from investor class share transactions	331,872	$5,256,392	463,082	$5,195,523
EMERGING MARKETS EQUITY FUND—ADVISOR CLASS
Shares sold	35,086	$558,652	5,462	$63,259
Shares issued to shareholders in payment of distributions declared	691	11,099	—	—
Shares redeemed	(1,583)	(25,046)	—	—

Net change resulting from advisor class share transactions	34,194	$544,705	5,462	$63,259

Marshall Funds

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

EMERGING MARKETS EQUITY FUND—INSTITUTIONAL CLASS
Shares sold	424,567	$6,659,576	3,237,324	$35,677,324
Shares issued to shareholders in payment of distributions declared	114,922	1,846,792	779	7,843
Shares redeemed	(340,184)	(5,450,636)	(538,305)	(6,765,080)

Net change resulting from institutional class share transactions	199,305	$3,055,732	2,699,798	$28,920,087

Net change resulting from fund shares transactions	565,371	$8,856,829	3,168,342	$34,178,869

ULTRA SHORT TAX-FREE FUND—INVESTOR CLASS (1)
Shares sold	5,376,041	$53,964,477	—	$—
Shares issued to shareholders in payment of distributions declared	24,301	244,186	—	—
Shares redeemed	(2,106,062)	(21,172,709)	—	—

Net change resulting from investor class share transactions	3,294,280	$33,035,954	—	$—
ULTRA SHORT TAX-FREE FUND—INSTITUTIONAL CLASS (1)
Shares sold	30,277,287	$303,773,974	—	$—
Shares issued to shareholders in payment of distributions declared	15,354	154,244	—	—
Shares redeemed	(3,158,021)	(31,729,731)	—	—

Net change resulting from institutional class share transactions	27,134,620	$272,198,487	—	$—

Net change resulting from fund shares transactions	30,428,900	$305,234,441	—	$—

SHORT-TERM INCOME FUND—INVESTOR CLASS
Shares sold	3,132,304	$28,684,712	2,079,904	$17,815,356
Shares issued to shareholders in payment of distributions declared	99,791	916,218	77,944	672,218
Shares redeemed	(877,847)	(8,037,452)	(2,045,424)	(17,674,873)

Net change resulting from investor class share transactions	2,354,248	$21,563,478	112,424	$812,701
SHORT-TERM INCOME FUND—ADVISOR CLASS
Shares sold	261,144	$2,397,173	22,491	$194,426
Shares issued to shareholders in payment of distributions declared	7,877	72,411	8,032	68,982
Shares redeemed	(42,020)	(384,199)	(56,750)	(486,139)

Net change resulting from advisor class share transactions	227,001	$2,085,385	(26,227)	$(222,731)

Notes to Financial Statements (continued)

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

SHORT-TERM INCOME FUND—INSTITUTIONAL CLASS
Shares sold	3,080,496	$28,245,118	1,935,618	$16,954,261
Shares issued to shareholders in payment of distributions declared	113,284	1,038,975	188,657	1,619,567
Shares redeemed	(2,737,424)	(25,150,369)	(2,938,492)	(24,925,956)

Net change resulting from institutional class share transactions	456,356	$4,133,724	(814,217)	$(6,352,128)

Net change resulting from fund shares transactions	3,037,605	$27,782,587	(728,020)	$(5,762,158)

SHORT-INTERMEDIATE BOND FUND—INVESTOR CLASS
Shares sold	2,129,417	$20,268,873	1,083,956	$8,713,892
Shares issued to shareholders in payment of distributions declared	114,898	1,090,998	379,170	2,968,046
Shares redeemed	(2,272,806)	(21,394,987)	(5,535,968)	(44,047,015)

Net change resulting from investor class share transactions	(28,491)	$(35,116)	(4,072,842)	$(32,365,077)
SHORT-INTERMEDIATE BOND FUND—ADVISOR CLASS
Shares sold	43,186	$407,016	72,318	$549,093
Shares issued to shareholders in payment of distributions declared	9,358	88,774	28,645	224,223
Shares redeemed	(105,402)	(1,001,302)	(140,033)	(1,076,131)

Net change resulting from advisor class share transactions	(52,858)	$(505,512)	(39,070)	$(302,815)
SHORT-INTERMEDIATE BOND FUND—INSTITUTIONAL CLASS
Shares sold	854,278	$8,103,873	1,908,109	$15,747,746
Shares issued to shareholders in payment of distributions declared	164,047	1,556,290	508,474	3,978,750
Shares redeemed	(3,111,622)	(29,172,718)	(11,714,499)	(90,416,545)

Net change resulting from institutional class share transactions	(2,093,297)	$(19,512,555)	(9,297,916)	$(70,690,049)

Net change resulting from fund shares transactions	(2,174,646)	$(20,053,183)	(13,409,828)	$(103,357,941)

INTERMEDIATE TAX-FREE FUND—INVESTOR CLASS
Shares sold	29,898,484	$315,432,342	7,716,144	$76,962,316
Shares issued to shareholders in payment of distributions declared	434,448	4,601,960	204,156	1,982,797
Shares redeemed	(5,240,824)	(55,240,195)	(2,900,691)	(28,394,709)

Net change resulting from investor class share transactions	25,092,108	$264,794,107	5,019,609	$50,550,404

Marshall Funds

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

GOVERNMENT INCOME FUND—INVESTOR CLASS
Shares sold	5,541,937	$54,339,987	4,605,039	$42,137,788
Shares issued to shareholders in payment of distributions declared	759,713	7,444,948	2,435,909	21,863,877
Shares redeemed	(10,282,341)	(100,002,135)	(15,035,590)	(136,779,995)

Net change resulting from investor class share transactions	(3,980,691)	$(38,217,200)	(7,994,642)	$(72,778,330)
GOVERNMENT INCOME FUND—ADVISOR CLASS
Shares sold	167,339	$1,637,963	93,292	$843,181
Shares issued to shareholders in payment of distributions declared	14,292	140,245	33,273	298,766
Shares redeemed	(94,087)	(923,320)	(170,223)	(1,532,138)

Net change resulting from advisor class share transactions	87,544	$854,888	(43,658)	$(390,191)
GOVERNMENT INCOME FUND—INSTITUTIONAL CLASS
Shares sold	2,147,753	$21,172,200	2,626,002	$24,118,771
Shares issued to shareholders in payment of distributions declared	233,157	2,282,038	1,225,105	10,956,194
Shares redeemed	(7,994,792)	(78,677,766)	(13,579,365)	(123,400,719)

Net change resulting from institutional class share transactions	(5,613,882)	$(55,223,528)	(9,728,258)	$(88,325,754)

Net change resulting from fund shares transactions	(9,507,029)	$(92,585,840)	(17,766,558)	$(161,494,275)

CORPORATE INCOME FUND—INVESTOR CLASS
Shares sold	1,018,535	$12,131,013	499,497	$5,366,275
Shares issued to shareholders in payment of distributions declared	37,375	447,225	5,592	62,717
Shares redeemed	(291,538)	(3,466,701)	(23,468)	(261,328)

Net change resulting from investor class share transactions	764,372	$9,111,537	481,621	$5,167,664
CORPORATE INCOME FUND—ADVISOR CLASS
Shares sold	88,324	$1,042,300	105,454	$1,112,996
Shares issued to shareholders in payment of distributions declared	6,150	73,298	1,273	14,170
Shares redeemed	(50,248)	(600,646)	(130)	(1,460)

Net change resulting from advisor class share transactions	44,226	$514,952	106,597	$1,125,706

Notes to Financial Statements (continued)

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

CORPORATE INCOME FUND—INSTITUTIONAL CLASS
Shares sold	2,760,921	$33,067,254	1,336,178	$13,454,734
Shares issued to shareholders in payment of distributions declared	100,964	1,212,020	42,044	451,131
Shares redeemed	(45,517)	(544,497)	(1,175)	(13,412)

Net change resulting from institutional class share transactions	2,816,368	$33,734,777	1,377,047	$13,892,453

Net change resulting from fund shares transactions	3,624,966	$43,361,266	1,965,265	$20,185,823

AGGREGATE BOND FUND—INVESTOR CLASS
Shares sold	5,461,387	$57,792,631	1,862,652	$17,197,766
Shares issued to shareholders in payment of distributions declared	253,613	2,708,803	621,420	5,619,817
Shares redeemed	(1,239,071)	(13,200,070)	(2,874,264)	(26,265,528)

Net change resulting from investor class share transactions	4,475,929	$47,301,364	(390,192)	$(3,447,945)
AGGREGATE BOND FUND—ADVISOR CLASS
Shares sold	113,543	$1,209,722	123,022	$1,106,530
Shares issued to shareholders in payment of distributions declared	3,934	42,011	4,670	43,108
Shares redeemed	(52,204)	(554,124)	(13,607)	(125,035)

Net change resulting from advisor class share transactions	65,273	$697,609	114,085	$1,024,603
AGGREGATE BOND FUND—INSTITUTIONAL CLASS
Shares sold	3,581,844	$38,423,525	2,211,105	$20,755,575
Shares issued to shareholders in payment of distributions declared	313,297	3,338,977	1,387,548	12,495,041
Shares redeemed	(2,575,178)	(27,532,650)	(11,055,959)	(100,044,058)

Net change resulting from institutional class share transactions	1,319,963	$14,229,852	(7,457,306)	$(66,793,442)

Net change resulting from fund shares transactions	5,861,165	$62,228,825	(7,733,413)	$(69,216,784)

CORE PLUS BOND FUND—INVESTOR CLASS
Shares sold	1,811,787	$19,897,606	1,974,950	$20,150,882
Shares issued to shareholders in payment of distributions declared	115,998	1,284,669	29,490	312,273
Shares redeemed	(398,875)	(4,402,958)	(57,125)	(594,717)

Net change resulting from investor class share transactions	1,528,910	$16,779,317	1,947,315	$19,868,438

Marshall Funds

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

CORE PLUS BOND FUND—INSTITUTIONAL CLASS
Shares sold	430,798	$4,745,560	3,150,973	$31,678,426
Shares issued to shareholders in payment of distributions declared	125,407	1,387,167	68,841	717,469
Shares redeemed	(480,724)	(5,344,223)	(162,227)	(1,710,325)

Net change resulting from institutional class share transactions	75,481	$788,504	3,057,587	$30,685,570

Net change resulting from fund shares transactions	1,604,391	$17,567,821	5,004,902	$50,554,008

GOVERNMENT MONEY MARKET FUND—INVESTOR CLASS
Shares sold	3,164,298,501	$3,164,298,501	3,141,289,829	$3,141,289,829
Shares issued to shareholders in payment of distributions declared	27,654	27,654	1,741,504	1,741,504
Shares redeemed	(3,287,374,618)	(3,287,374,618)	(2,975,832,180)	(2,975,832,180)

Net change resulting from investor class share transactions	(123,048,463)	$(123,048,463)	167,199,153	$167,199,153
GOVERNMENT MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	2,175,534,992	$2,175,534,992	2,547,881,137	$2,547,881,137
Shares issued to shareholders in payment of distributions declared	61,975	61,975	1,193,552	1,193,552
Shares redeemed	(2,261,249,435)	(2,261,249,435)	(2,424,556,238)	(2,424,556,238)

Net change resulting from institutional class share transactions	(85,652,468)	$(85,652,468)	124,518,451	$124,518,451

Net change resulting from fund shares transactions	(208,700,931)	$(208,700,931)	291,717,604	$291,717,604

TAX-FREE MONEY MARKET FUND—INVESTOR CLASS
Shares sold	730,710,248	$730,710,248	855,693,216	$855,693,216
Shares issued to shareholders in payment of distributions declared	546,275	546,275	3,104,179	3,104,179
Shares redeemed	(821,030,431)	(821,030,431)	(893,854,512)	(893,854,512)

Net change resulting from investor class share transactions	(89,773,908)	$(89,773,908)	(35,057,117)	$(35,057,117)
TAX-FREE MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	1,175,464,054	$1,175,464,054	1,035,832,003	$1,035,832,003
Shares issued to shareholders in payment of distributions declared	81,817	81,817	88,113	88,113
Shares redeemed	(1,163,959,271)	(1,163,959,271)	(838,039,486)	(838,039,486)

Net change resulting from institutional class share transactions	11,586,600	$11,586,600	197,880,630	$197,880,630

Net change resulting from fund shares transactions	(78,187,308)	$(78,187,308)	162,823,513	$162,823,513

Notes to Financial Statements (continued)

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

PRIME MONEY MARKET FUND—INVESTOR CLASS
Shares sold	3,457,830,697	$3,457,830,697	4,497,470,403	$4,497,483,090
Shares issued to shareholders in payment of distributions declared	157,988	157,988	6,844,569	6,844,569
Shares redeemed	(4,285,637,430)	(4,285,637,430)	(4,788,164,994)	(4,788,164,994)

Net change resulting from investor class share transactions	(827,648,745)	$(827,648,745)	(283,850,022)	$(283,837,335)
PRIME MONEY MARKET FUND—ADVISOR CLASS
Shares sold	74,583,706	$74,583,707	132,603,981	$132,604,656
Shares issued to shareholders in payment of distributions declared	7,583	7,499	1,161,348	1,161,348
Shares redeemed	(109,234,640)	(109,234,640)	(171,466,828)	(171,466,828)

Net change resulting from advisor class share transactions	(34,643,351)	$(34,643,434)	(37,701,499)	$(37,700,824)
PRIME MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	9,400,371,492	$9,400,371,492	10,935,190,898	$10,935,209,057
Shares issued to shareholders in payment of distributions declared	1,347,527	1,347,527	8,644,635	8,644,635
Shares redeemed	(10,348,660,913)	(10,348,660,913)	(11,021,105,829)	(11,021,105,829)

Net change resulting from institutional class share transactions	(946,941,894)	$(946,941,894)	(77,270,296)	$(77,252,137)

Net change resulting from fund shares transactions	(1,809,233,990)	$(1,809,234,073)	(398,821,817)	$(398,790,296)

(1)	Reflects activity for the period from October 1, 2009 (commencement of operations) to August 31, 2010.

Marshall Funds

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—The Adviser receives for its services an investment adviser fee based on a percentage of each Fund’s average daily net assets as listed below.

	Fund’s ADNA
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Large-Cap Value Fund	0.75%	0.74%	0.70%	0.65%
Large-Cap Growth Fund	0.75	0.74	0.70	0.65
Mid-Cap Value Fund	0.75	0.74	0.70	0.65
Mid-Cap Growth Fund	0.75	0.74	0.70	0.65
Small-Cap Growth Fund	1.00	1.00	1.00	1.00
International Stock Fund	1.00	0.99	0.95	0.90
Emerging Markets Equity Fund	1.00	0.99	0.95	0.90
Ultra Short Tax-Free Fund	0.20	0.19	0.10	0.10
Short-Term Income Fund	0.20	0.19	0.10	0.10
Short-Intermediate Bond Fund	0.40	0.39	0.30	0.25
Intermediate Tax-Free Fund	0.60	0.59	0.50	0.45
Government Income Fund	0.40	0.39	0.30	0.25
Corporate Income Fund	0.25	0.24	0.15	0.10
Aggregate Bond Fund	0.40	0.39	0.30	0.25
Core Plus Bond Fund	0.25	0.24	0.15	0.10

	Fund’s ADNA
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market Fund	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free Money Market Fund	0.200	0.185	0.170	0.155	0.140
Prime Money Market Fund	0.150	0.135	0.120	0.105	0.090

The International Stock Fund’s sub-advisers are Trilogy Global Advisors, LLC and Acadian Asset Management, LLC. The Emerging Markets Equity Fund’s sub-adviser is Trilogy Global Advisors, LLC. The Corporate Income Fund and Core Plus Bond Fund’s sub-adviser is Taplin, Canida & Habacht, LLC, an affiliate of the Adviser. The Adviser compensates each sub-adviser based on the level of average daily net assets of each respective Fund managed by each sub-adviser.

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class specific total annual operating expenses (excluding taxes, interest, brokerage commissions, other investment related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and Acquired Fund Fees and Expenses) from exceeding the amounts for the periods set forth below. The Adviser may not terminate this arrangement prior to the date of the Funds’ next updated prospectus unless the investment advisory agreement is terminated. The Adviser may voluntarily choose to waive any portion of its fee beyond its contractual agreement. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Notes to Financial Statements (continued)

	(September 1, 2009 – December 28, 2009) Annualized Contractual Expense Limitation			(December 29, 2009 – August 31, 2010) Annualized Contractual Expense Limitation
Fund	Investor Class	Advisor Class	Institutional Class	Investor Class	Advisor Class	Institutional Class
Large-Cap Value Fund	—%	—%	—%	1.24%	1.24%	0.99%
Large-Cap Growth Fund	—	—	—	1.24	1.24	0.99
Mid-Cap Value Fund	—	—	—	1.24	1.24	0.99
Mid-Cap Growth Fund	—	—	—	1.24	1.24	0.99
Small-Cap Growth Fund	—	—	—	1.44	1.44	1.19
International Stock Fund	1.45	1.45	1.20	1.45	1.45	1.20
Emerging Markets Equity Fund	1.50	1.50	1.25	1.50	1.50	1.25
Ultra Short Tax-Free Fund	0.55	—	0.30	0.55	—	0.30
Short-Term Income Fund	0.60	0.60	0.35	0.60	0.60	0.35
Short-Intermediate Bond Fund	0.80	0.80	0.55	0.80	0.80	0.55
Intermediate Tax-Free Fund	0.55	—	—	0.55	—	—
Government Income Fund	0.80	0.80	0.55	0.80	0.80	0.55
Corporate Income Fund	0.80	0.80	0.55	0.80	0.80	0.55
Aggregate Bond Fund	0.80	0.80	0.55	0.80	0.80	0.55
Core Plus Bond Fund	0.80	—	0.55	0.80	—	0.55
Government Money Market Fund	0.45	—	0.20	0.45	—	0.20
Tax-Free Money Market Fund	0.45	—	0.20	0.45	—	0.20
Prime Money Market Fund	0.45	0.75	0.20	0.45	0.75	0.20

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with Marshall Investor Services (“MIS”), a division of M&I Trust Company, NA (“M&I Trust”), each Fund pays MIS at the annual rate of 0.25% of average daily net assets of the Fund’s Investor and Advisor Class shares for the period. The fee paid to MIS is used to finance certain services for shareholders and to maintain shareholder accounts. MIS may voluntarily choose to waive any portion of its fee. MIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee—M&I Trust, under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust is based on each Fund’s average daily net assets with respect to the Equity Funds and Fixed Income Funds and the aggregate average daily net assets of all the Money Market Funds as listed below.

Equity & Fixed Income Funds		Money Market Funds
Annual Rate	ADNA	Annual Rate	ADNA
0.0925%	on the first $250 million	0.0400%	on the first $2 billion
0.0850	on the next $250 million	0.0300	on the next $2 billion
0.0800	on the next $200 million	0.0250	on the next $2 billion
0.0400	on the next $100 million	0.0200	on the next $2 billion
0.0200	on the next $200 million	0.0100	in excess of $8 billion
0.0100	in excess of $1.0 billion

Recordkeeping Fees—M&I Trust receives fees for recordkeeping purposes based on per account charges. The following amounts were paid to M&I Trust for the year ended August 31, 2010:

Fund	Fees Paid	Fund	Fees Paid
Large-Cap Value Fund	$78,428	Ultra Short Tax-Free Fund	$5,233
Large-Cap Growth Fund	72,361	Short-Term Income Fund	10,069
Mid-Cap Value Fund	81,060	Short-Intermediate Bond Fund	6,648
Mid-Cap Growth Fund	78,424	Intermediate Tax-Free Fund	10,390
Small-Cap Growth Fund	101,135	Government Income Fund	79,347
International Stock Fund	62,931	Corporate Income Fund	3,705
Emerging Markets Equity Fund	62,417	Aggregate Bond Fund	67,577
		Core Plus Bond Fund	54,205
		Government Money Market Fund	3,735
		Tax-Free Money Market Fund	48,410
		Prime Money Market Fund	335,301

M&I Trust has agreed to eliminate this recordkeeping fee as of September 1, 2010.

Marshall Funds

Custodian Fees—M&I Trust is the Funds’ custodian, except for the International Stock Fund and Emerging Markets Equity Fund for which State Street Bank and Trust Company maintains custody. M&I Trust receives fees based on the level of each Fund’s average daily net assets consisting of two basis points on the first $250,000,000 and one basis point thereafter for the period.

Distribution Services Fee—The Prime Money Market Fund is subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund to finance activities intended to result in the sale of its Advisor Class shares. The Plan provides that the Fund may incur distribution expenses of 0.30% of the average daily net assets of the Fund’s Advisor Class shares.

Securities Lending—The Funds pay a portion of net revenue from securities lending to M&I Trust for its services as the securities lending agent. The securities lending income as shown in the Statements of Operations is net of these expenses. The following amounts were paid for the year ended August 31, 2010:

Fund	Fees Paid	Fund	Fees Paid
Large-Cap Value Fund	$30,560	Short-Term Income Fund	$4,679
Large-Cap Growth Fund	49,721	Short-Intermediate Bond Fund	54,596
Mid-Cap Value Fund	59,147	Government Income Fund	109,242
Mid-Cap Growth Fund	110,427	Corporate Income Fund	1,429
Small-Cap Growth Fund	199,774	Aggregate Bond Fund	70,138
International Stock Fund	11,110	Core Plus Bond Fund	1,802

Investments in Affiliated Entities—An affiliated entity is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a Marshall Fund. Entities which are affiliates of the Fund at year-end are noted in the Fund’s Schedule of Investments. Transactions during the year with entities which are affiliates as of August 31, 2010 are as follows:

Fund/Security	Value Beginning of Year	Purchases	Sales Proceeds	Dividends Credited to Income	Value End of Year
Ultra Short Tax-Free Fund Marshall Tax-Free Money Market Fund, Class I, 0.385%	$—	$248,808,898	$240,666,153	$88,753	$8,142,745
Intermediate Tax-Free Fund Marshall Tax-Free Money Market Fund, Class I, 0.385%	10,378,049	180,333,579	162,243,239	91,960	28,468,389
Corporate Income Fund Marshall Prime Money Market Fund, Class I, 0.306%	487,879	86,425,882	84,948,784	8,295	1,964,977
Core Plus Bond Fund Marshall Prime Money Market Fund, Class I, 0.306%	1,599,638	53,322,177	51,258,899	9,638	3,662,916

Interfund Borrowing and Lending—The Funds participate in an interfund lending program. This program allows the Funds to lend cash to and/or borrow cash from other Funds for temporary purposes, although the Money Market Funds cannot participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Money Market Fund and (ii) more favorable than the lowest interest rate at which bank short-term loans would be available to the Funds. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations. The Directors are responsible for the oversight of the interfund lending program. The Intermediate Tax-Free Fund and Prime Money Market Fund utilized this program as borrower & lender, respectively, for the period ended August 31, 2010. No interfund borrowing or lending balances existed as of August 31, 2010. For the period ended August 31, 2010, the average daily lending balance was $55, and the weighted average interest rate was 0.86%.

Investment Transactions—The Funds, on occasion, may purchase or sell a security with another Fund or client of the Adviser pursuant to procedures approved by the Directors.

General—Certain of the Officers and Directors of the Corporation are also Officers and Directors of one or more of the above companies, which are affiliates of the Corporation. None of the Fund officers or interested directors receive any compensation from the Funds.

Notes to Financial Statements (continued)

6.	Line of Credit

The Corporation, on behalf of the respective Funds, entered into a $25,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.250% per annum over the greater of the Federal Funds rate or the London Interbank Offered Rate (LIBOR). The LOC includes a commitment fee of 0.150% per annum on the daily unused portion. The International Stock Fund and Tax-Free Money Market Fund utilized the LOC during the year ended August 31, 2010. No borrowings were outstanding under the LOC at August 31, 2010. For the year ended August 31, 2010, the International Stock Fund and Tax-Free Money Market Fund average daily loan balance outstanding were $41,494 and $12,634, and the weighted average interest rates were 1.040% and 1.549%, respectively.

7.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities, short-term obligations and in-kind contributions, for the year ended August 31, 2010 were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large-Cap Value Fund	$150,462,858	$177,688,237	$—	$—
Large-Cap Growth Fund	202,276,355	221,661,497	—	—
Mid-Cap Value Fund	133,768,528	141,256,240	—	—
Mid-Cap Growth Fund	272,515,246	287,268,558	—	—
Small-Cap Growth Fund	549,671,892	478,400,473	—	—
International Stock Fund	88,219,261	137,672,582	—	—
Emerging Markets Equity Fund	24,653,898	16,720,883	—	—
Ultra Short Tax-Free Fund	390,133,167	110,980,811	—	—
Short-Term Income Fund	82,760,538	34,607,158	12,937,817	12,506,601
Short-Intermediate Bond Fund	59,947,897	74,202,658	546,049,247	561,122,226
Intermediate Tax-Free Fund	349,327,104	111,400,976	—	—
Government Income Fund	21,964,953	45,621,306	1,660,127,507	1,851,426,475
Corporate Income Fund	66,222,578	26,146,559	1,146,559	1,650,624
Aggregate Bond Fund	121,272,431	100,942,322	1,069,806,240	1,098,241,429
Core Plus Bond Fund	45,770,583	27,307,419	8,331,182	14,854,063

8.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization and expiring capital loss carryforwards.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the net asset value of the Funds.

The Funds complied with the Financial Accounting Standards Board (“FASB”) Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Accounting for Uncertainty in Income Taxes requires management of the Funds to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last four tax years and the interim tax period since then). The Funds, have no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Funds’ reported net assets or results of operations as of and during the period ended August 31, 2010. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

Marshall Funds

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the discount accretion/premium amortization of debt securities.

Fund	Cost of Investments for Federal Tax Purposes		Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
Large-Cap Value Fund	$186,653,616		$18,471,975	$(11,003,468)	$7,468,507
Large-Cap Growth Fund	193,600,883		11,247,170	(12,236,469)	(989,299)
Mid-Cap Value Fund	287,996,108		28,916,582	(21,560,533)	7,356,049
Mid-Cap Growth Fund	279,835,249		33,426,820	(9,216,675)	24,210,145
Small-Cap Growth Fund	486,975,907		43,525,980	(30,792,773)	12,733,207
International Stock Fund	62,923,387		6,005,408	(4,500,225)	1,505,183
Emerging Markets Equity Fund	46,240,605		15,678,947	(1,532,018)	14,146,929
Ultra Short Tax Free Fund	313,628,856		1,213,841	(118,392)	1,095,449
Short-Term Income Fund	140,982,648		3,191,064	(3,741,821)	(550,757)
Short-Intermediate Bond Fund	273,589,860		5,427,128	(7,381,392)	(1,954,264)
Intermediate Tax-Free Fund	415,642,809		19,280,210	(194,852)	19,085,358
Government Income Fund	622,445,154		16,818,703	(5,561,833)	11,256,870
Corporate Income Fund	78,690,034		5,010,164	(79,564)	4,930,600
Aggregate Bond Fund	476,967,873		11,620,370	(2,153,575)	9,466,795
Core Plus Bond Fund	88,311,450		6,197,911	(42,784)	6,155,127
Government Money Market Fund	667,688,729	*	—	—	—
Tax-Free Money Market Fund	896,111,752	*	—	—	—
Prime Money Market Fund	3,557,024,273	*	—	—	—
*	at amortized cost

The tax character of distributions reported on the Statement of Changes in Net Assets for the years ended August 31, 2010 and 2009 was as follows:

	2010			2009
Fund	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains
Large-Cap Value Fund	$2,568,413	$—	$—	$3,678,263	$—	$60,151
Large-Cap Growth Fund	549,573	—	—	248,574	—	—
Mid-Cap Value Fund	1,722,756	—	—	779,299	—	12,831,089
Mid-Cap Growth Fund	172,984	—	—	—	—	8,402,663
Small-Cap Growth Fund	—	—	—	—	—	—
International Stock Fund	2,522,217	—	—	7,147,757	—	4,972,002
Emerging Markets Equity Fund	2,365,348	—	—	—	—	—
Ultra Short Tax Free Fund	—	—	—	—	—	—
Short-Term Income Fund	3,388,668	—	—	3,772,571	—	—
Short-Intermediate Bond Fund	3,870,074	—	—	11,570,431	—	—
Intermediate Tax-Free Fund	172,214	9,351,586	91,379	604,835	4,338,412	475,296
Government Income Fund	12,899,501	—	—	40,335,538	—	—
Corporate Income Fund	1,957,183	—	—	542,235	—	—
Aggregate Bond Fund	7,511,491	—	—	19,515,996	—	955,124
Core Plus Bond	2,817,338	—	—	1,086,482	—	—
Government Money Market Fund	357,365	—	—	6,654,537	—	—
Tax-Free Money Market Fund	226,651	4,064,458	3,774	116,421	13,936,462	3,421
Prime Money Market Fund	6,812,325	—	—	65,697,817	—	—
(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

Notes to Financial Statements (continued)

As of August 31, 2010, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Large-Cap Value Fund	$290,806	$—	$—	$(43,462,730)	$7,895,773
Large-Cap Growth Fund	137,828	—	—	(27,271,487)	(989,299)
Mid-Cap Value Fund	805,501	—	—	(22,111,745)	7,356,049
Mid-Cap Growth Fund	—	—	—	(38,772,215)	24,210,145
Small-Cap Growth Fund	—	—	—	(27,357,746)	12,733,207
International Stock Fund	1,708,492	—	—	(127,853,907)	1,524,257
Emerging Markets Equity Fund	2,277,352	—	1,041,740	—	14,147,577
Ultra Short Tax Free Fund	—	—	—	(12,025)	1,095,449
Short-Term Income Fund	107,056	—	—	(5,216,030)	(550,757)
Short-Intermediate Bond Fund	170,293	—	—	(33,831,734)	(1,954,264)
Intermediate Tax-Free Fund	684,591	208	272,848	—	19,085,358
Government Income Fund	8,721,396	—	—	(1,239,097)	11,256,870
Corporate Income Fund	713,851	—	560,009	—	4,930,600
Aggregate Bond Fund	9,262,066	—	—	—	9,466,795
Core Plus Bond Fund	523,503	—	828,873	—	6,155,127
Government Money Market Fund	—	—	—	—	—
Tax-Free Money Market Fund	53	—	—	—	—
Prime Money Market Fund	40,697	—	—	(315,301)	—

At August 31, 2010, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire In
Fund	2011	2012	2013	2014	2015	2016	2017	2018	Total
Large-Cap Value Fund	$—	$—	$—	$—	$—	$—	$13,304,836	$29,846,502	$43,151,338
Large-Cap Growth Fund	—	—	—	—	—	—	20,131,837	7,139,650	27,271,487
Mid-Cap Value Fund	—	—	—	—	—	—	7,825,008	14,286,737	22,111,745
Mid-Cap Growth Fund	—	—	—	—	—	—	32,970,125	5,802,090	38,772,215
Small-Cap Growth Fund	—	—	—	—	—	—	27,357,746	—	27,357,746
International Stock Fund	—	—	—	—	—	—	65,845,358	61,121,347	126,966,705
Short-Term Income Fund	322,004	1,989,874	797,744	906,238	983,288	216,882	—	—	5,216,030
Short-Intermediate Bond Fund	1,234,191	—	—	5,042,619	4,819,127	—	—	20,798,157	31,894,094
Prime Money Market Fund	315,301	—	—	—	—	—	—	—	315,301

During the fiscal year ended August 31, 2010, the Small-Cap Growth, Short-Term Income, and Prime Money Market Funds, respectively, utilized $35,668,440, $558,002 and $7,139 of capital loss carryforwards.

The Short-Term Income Fund had losses expiring during the fiscal year ended August 31, 2010, in the amount of $386,180.

As of August 31, 2010, the Large-Cap Value, International Stock, Ultra Short Tax-Free, Short-Intermediate Bond and Government Income Funds had $311,392, $887,202, $12,025, $1,937,640 and $1,239,097, respectively, of post-October losses, which are deferred until fiscal year 2011 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

9.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2010, the percentages which qualify for the dividend received deduction available to corporate shareholders were as follows:

Large-Cap Value Fund	100%
Large-Cap Growth Fund	100
Mid-Cap Value Fund	100

Marshall Funds

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2010, the percentages which are designated as qualified dividend income were as follows:

Large-Cap Value Fund	100%
Large-Cap Growth Fund	100
Mid-Cap Value Fund	100
International Stock Fund	100
Emerging Markets Equity Fund	32

For Federal income tax purposes, the Intermediate Tax-Free and Tax-Free Money Market Funds designate long-term capital gain dividends of $91,379 and $3,774, respectively, or the amounts determined to be necessary, for the year ended August 31, 2010.

For Federal income tax purposes, the Short-Term Income, Short-Intermediate Bond, Government Income, Corporate Income, Aggregate Bond, Core Plus Bond, Government Money Market, and Prime Money Market Funds designate qualified interest income dividends of $3,338,778, $3,976,016, $13,087,227, $1,779,471, $7,556,738, $2,749,708, $392,042 and $7,638,460, respectively, or the amounts determined to be necessary, for the year ended August 31, 2010.

For Federal income tax purposes, the Corporate Income and Core Plus Bond designate qualified short-term capital gain of $153,269 and $70,604, respectively, or the amounts determined to be necessary, for the year ended August 31, 2010.

For Federal income tax purposes, the Ultra Short Tax-Free, Intermediate Tax-Free and Tax-Free Money Market Funds designate tax-exempt dividends of $1,902,205, $9,176,297, and $4,467,448, respectively, or the amounts determined to be necessary, for the year ended August 31, 2010.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International Stock and Emerging Markets Equity Funds, respectively, designate $1,332,811 and $906,138 of income derived from foreign sources and $426,463 and $118,220 of foreign taxes paid, or the amounts determined to be necessary, for the year ended August 31, 2010.

Of the ordinary income (including short-term capital gain) distributions made during the year ended August 31, 2010, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Stock Fund	$0.1790	$0.0573
Emerging Markets Equity Fund	0.2427	0.0317

10.	Recently Issued Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update 2010-06 to Fair Value Measurements and Disclosures which clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 31, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management continues to evaluate the application of this pronouncement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds’ financial statements.

11.	Subsequent Events

On May 5, 2010, the Board of Directors approved the registration of the Marshall Large-Cap Focus Fund which commenced operations on September 1, 2010. The Fund seeks to provide capital appreciation and offers both Investor and Institutional classes. Assets are managed by Delta Asset Management, an operating division of the Adviser.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Marshall Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Marshall Large-Cap Value Fund, Marshall Large-Cap Growth Fund, Marshall Mid-Cap Value Fund, Marshall Mid-Cap Growth Fund, Marshall Small-Cap Growth Fund, Marshall International Stock Fund, Marshall Emerging Markets Equity Fund, Marshall Ultra Short Tax-Free Fund, Marshall Short-Term Income Fund, Marshall Short-Intermediate Bond Fund, Marshall Intermediate Tax-Free Fund, Marshall Government Income Fund, Marshall Corporate Income Fund, Marshall Aggregate Bond Fund, Marshall Core Plus Bond Fund, Marshall Government Money Market Fund, Marshall Tax-Free Money Market Fund and Marshall Prime Money Market Fund, (each a series of Marshall Funds, Inc. hereafter referred to as the “Funds”) at August 31, 2010, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

October 21, 2010

Directors and Officers of the Funds

The following tables provide information about each director and officer of the Funds. The address of each director and officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202. The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INTERESTED DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser* Age: 53	Director and President	Indefinite; since May 1999	Vice President of M&I Investment Management Corp. (“Adviser”) and Marshall & Ilsley Trust Company (“M&I Trust”) since 1998.	19	None
Kenneth C. Krei* Age: 60	Director	Indefinite; since July 2004	Chairman of M&I Financial Advisors, Inc. since January 2005; Director and Chief Executive Officer of the Adviser since July 2003; Director, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (a bank holding company) since July 2003.	19	None

* Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I
Trust. Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and Marshall & Ilsley Corporation.

** Each director has been elected to hold office for an indefinite term until his or her successor is duly elected or until his or her death, resignation, retirement or removal.

Directors and Officers of the Funds (continued)

INDEPENDENT DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 68	Independent Director	Indefinite; since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	19	None
Ridge A. Braunschweig Age: 57	Independent Director	Since October 2009	Executive Vice President, Chief Financial Officer and Treasurer, since 2000; Vice President of Finance (1985-2000); Controller and Treasurer (1983-1985); Assistant to the President (1981-1983), CPL Industries, Inc. (manufacturing holding company prior to May, 2009; family office since May, 2009)	19	None
Benjamin M. Cutler Age: 65	Independent Director	Indefinite; since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004.	19	None
John A. Lubs Age: 62	Independent Director	Indefinite; since July 2004	Vice Chairman, Mason Companies, Inc. (a footwear distributor), since October 2004.	19	None
James Mitchell Age: 63	Independent Director	Indefinite; since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001-2007.	19	None
Barbara J. Pope Age: 62	Independent Director	Indefinite; since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm) since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	19	None
* Each director has been elected to hold office for an indefinite term until his or her successor is duly elected or until his or her death, resignation, retirement or removal.

Directors and Officers of the Funds (continued)

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 37	Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser since February 2006; Financial Services Audit Senior Manager, PricewaterhouseCoopers LLP, prior thereto.
John D. Boritzke Age: 54	Vice President	Elected by the Board annually; since October 2001	Senior Vice President of the Adviser and M&I Trust, since 2008; Vice President of the Adviser and M&I Trust, 1993-2008.
Julie A. D’ Angelo Age: 40	Secretary	Elected by the Board annually; since April 2010	Vice President and Securities Counsel of the Adviser and M&I Trust, since 2009; Associate, Foley & Lardner LLP ( a law firm), 2002-2009.
Stephen R. Oliver Age: 59	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually, Chief Compliance Officer; since July 2008 and Anti-Money Laundering Officer; since January 2009	Director and Vice President of M&I Distributors, LLC, since 2007; Vice President M&I Trust and M&I Financial Advisors, Inc., since March 2006; President, Gold Bank Funds from February 2006 to June 2006; Chief Compliance Officer, Gold Bank Funds from December 2001 to June 2006; Senior Vice President, Gold Capital Management, Inc. (broker/dealer) and Senior Vice President, Gold Financial Services, Inc. (financial holding company) from September 1998 to March 2006; President, Gold Insurance, Inc. (full line insurance agency); and President, Gold Reinsurance Company Ltd. (reinsurance company) from December 2001 to March 2006.

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts

Approval	of Continuation of Advisory and Sub-Advisory Contracts

Marshall Funds, Inc. (the “Corporation”) has an investment advisory contract (the “Advisory Contract”) with M&I Investment Management Corp. (the “Adviser”) under which the Adviser is responsible for the management of the business and affairs of each portfolio of the Corporation (each, a “Fund” and collectively, the “Funds”). The Adviser has a sub-advisory contract with Taplin, Canida & Habacht, LLC (“TCH”) on behalf of Marshall Core Plus Bond Fund and Marshall Corporate Income Fund, with Trilogy Global Advisors, LLC (“Trilogy”) on behalf of Marshall Emerging Markets Equity Fund and with each of Acadian Asset Management, LLC (“Acadian”) and Trilogy on behalf of Marshall International Stock Fund (each, a “Sub-Advisory Contract” and collectively, the “Sub-Advisory Contracts” and together with the Advisory Contract, the “Advisory Contracts”). TCH, Acadian and Trilogy are referred to herein as a “Sub-Adviser” and collectively as the “Sub-Advisers.”

The Board, including the Directors who are not “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), approved the renewal of the Advisory Contracts pursuant to a process that concluded at the Board’s August 4, 2010 in-person meeting. In connection with its consideration of the Advisory Contract, the Board received and reviewed extensive information provided by the Adviser and its affiliate, Marshall & Ilsley Trust Company N.A., which is the Funds’ administrator (the “Administrator”), and the Sub-Advisers in response to detailed requests of the Independent Directors and their independent legal counsel, including supplemental information that was provided by the Adviser. The Board also received a memorandum from legal counsel advising it of its duties and responsibilities in connection with the review of the Advisory Contracts. The Board discussed with representatives of management the operations of the Funds and the nature, extent and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-Advisers, as applicable. The Board also noted its review of a broad range of information and their discussions with the Funds’ portfolio managers throughout the year at Board meetings. The Board members noted that in evaluating the Advisory Contracts, they were taking into account their accumulated experience as Board members in working with the Adviser on matters related to the funds.

On July 7 and August 4, 2010, the Independent Directors met in-person with management to consider the continuation of the Advisory Contracts, and they also met separately in executive session with their independent legal counsel. Based upon their review, the Independent Directors concluded, on August 4, 2010, that it was in the best interests of each Fund to renew the Advisory Contract and in the best interest of each of Marshall Core Plus Bond Fund, Marshall Corporate Income Fund, Marshall Emerging Markets Equity Fund and Marshall International Stock Fund (collectively, the “Sub-Advised Funds”) to renew each applicable Sub-Advisory Contract, and accordingly, recommended to the Board the renewal of the Advisory Contracts for an additional one-year period. In making these determinations for each Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed separately below.

Advisory Contract with Adviser

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services provided by the Adviser to the Funds, the Board reviewed information describing the resources and key personnel of the Adviser, including the personnel who provide investment management services to the Funds. The Board also considered that the Administrator would continue providing services to the Funds. The Board reviewed information concerning the advisory functions performed by the Adviser for the Funds, as well as other services performed by the Adviser and the Administrator, including managing the execution of portfolio transactions, monitoring adherence to the Funds’ investment restrictions, compliance with Fund policies and procedures and with applicable securities laws and regulations, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers.

Review of Fund Performance

The Board reviewed the return of each Fund for the one-, three-, five- and ten-year periods ended May 31, 2010, as applicable, as well as the average return of funds within the respective Lipper Inc. (“Lipper”) universes provided by the Adviser for the same time periods. The Lipper universe for each Fund includes all funds with a similar investment objective as classified by Lipper. For the Sub-Advised Funds, the Board considered that the Adviser does not directly manage the investment portfolio, but had delegated those duties to the respective Sub-Advisers. The Board noted that the information provided indicated that the Marshall Aggregate Bond Fund, Marshall Corporate Income Fund, Marshall Government Income Fund, Marshall Government Money Market Fund, Marshall Intermediate Tax-Free Fund, Marshall Large-Cap Growth Fund, Marshall

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (continued)

Mid-Cap Growth Fund, Marshall Prime Money Market Fund, Marshall Short-Term Income Fund, Marshall Short-Intermediate Bond Fund, Marshall Small-Cap Growth Fund, and Marshall Tax-Free Money Market Fund had generally performed satisfactorily on the whole relative to their respective Lipper universe during the periods reviewed.

With respect to the Marshall Large-Cap Value Fund and Marshall Mid-Cap Value Fund, the Board considered that one-year performance reflects underperformance but that longer term performance on the whole was satisfactory. For the Marshall Core Plus Bond Fund and Marshall Emerging Markets Equity Fund, the Board noted that performance for the one-year period was below the average return of the respective Lipper universe and considered the limited operating history of each Fund. The Board also noted management’s analysis regarding the Marshall International Stock Fund’s long-term performance issues and the Fund’s recent performance improvement, including second quartile performance for the one-year period and top decile year-to-date performance as of May 31, 2010 in comparison to its Lipper universe. The Board also noted its on-going discussions with management related to the Marshall International Stock Fund and the Adviser’s statements that it would continue to closely monitor the Fund’s performance and the performance of each of the Fund’s Sub-Advisers.

Costs of Services Provided and Profits Realized by the Adviser

The Board reviewed information provided by the Adviser compiled from Morningstar, Inc. (“Morningstar”), Strategic Insight and Lipper (i) comparing each Fund’s advisory fee and net expense ratio to the advisory fee and net expense ratio of a comparable Morningstar peer group (for the equity and fixed-income funds) or Strategic Insight peer group (for the money market funds) and (ii) comparing each Fund’s net expense ratio to the net expense ratio of a comparable Lipper peer group. The Board considered that the Adviser has agreed to contractual expense limitations for the Funds at least until December 31, 2010 (the “Expense Limitations”), and that the net expense ratios for the Funds take into account the effect of the Expense Limitations.

The Board also reviewed the management fees charged by the Adviser to its separate account clients. Although the average separate account fees for certain investment strategies were lower than the advisory fees for Funds with similar investment strategies, the Board noted management’s statements that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including oversight of the Funds’ other service providers, Board support, regulatory compliance and numerous other services, and that, in serving the Funds, the Adviser assumes many legal risks that it does not assume in servicing many of its other clients.

In reviewing the information, the Board noted that the advisory fees and net expense ratios (for each class) of each Fund were below or within an acceptable range of the median advisory fees and net expense ratios of their respective peer groups.

The Board considered the methodology used by the Adviser in determining compensation payable to its portfolio managers and the competitive environment for investment management talent. The Board also considered the financial condition of the Adviser and certain of its affiliates.

The Board also considered the profitability to the Adviser and its affiliates from their relationships with each Fund. The Board recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the Funds’ fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered each Fund’s asset size and net expense ratio giving effect to each Fund’s Expense Limitation.

Other Benefits to the Adviser

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds, including revenue in the form of administration fees, custody fees, shareholder service fees and securities lending revenue, and that the Adviser engages in soft dollar arrangements in connection with equity security brokerage transactions for the Funds and/or other clients of the Adviser. The Board noted that, other than the services provided by the Adviser pursuant to the Advisory Contract and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Board also considered that the success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (continued)

Sub-Advisory Contracts with the Sub-Advisers

Nature, Extent and Quality of Services

Similar to the review of the Adviser, the Board considered the nature, extent and quality of services provided under the Sub-Advisory Contracts. The Board reviewed the qualifications and background of each Sub-Adviser, the investment approach and philosophy of each Sub-Adviser and the experience and skills of the investment personnel responsible for the day-to-day management of the Sub-Advised Funds.

Review of Performance

The Board considered the in-person presentation by Acadian and Trilogy at the August 4, 2010 meeting with respect to their respective investment strategy and contribution to the performance of the Marshall International Stock Fund and Trilogy’s investment strategy for the Marshall Emerging Markets Equity Fund. With respect to the Emerging Markets Equity Fund performance, the Board considered that the one-year total return was slightly below the average of the Lipper category and that the Fund had been operational for a limited period of time in a volatile market. As described above, the Independent Directors noted the Marshall International Stock Fund’s long-term performance issues, considered each Sub-Adviser’s analysis of its performance and noted recent performance improvements.

With respect to the performance of the Marshall Core Plus Bond Fund, the Board considered that for the one-year period ended May 31, 2010, that the Fund trailed the average return of its Lipper universe and noted the Adviser’s statement that performance would be closely monitored over a longer period of time.

Costs of Services Provided and Profits Realized by the Sub-Advisers

The Board noted that the sub-advisory fee charged by Acadian at Marshall International Stock Fund’s current asset levels is in line with the average fee it charges to other international funds for which it provides sub-advisory services and to separate accounts with similar investment strategies. The Board noted that the sub-advisory fee charged by Trilogy for the Marshall Emerging Markets Equity Fund is structured differently and its effective fee rate is currently less than the fee it charges to another emerging markets fund for which it provides services and is less than Trilogy’s standard emerging markets fee schedule. The Board also noted that Trilogy’s sub-advisory fee for the Marshall International Stock Fund is less than Trilogy’s standard international equity fee schedule. The Board noted that the sub-advisory fee charged by TCH at the current asset levels of each of Marshall Core Plus Bond Fund and Marshall Corporate Income Fund are in line with the average fee it charges to the other fixed-income fund for which it provides sub-advisory services.

With respect to profitability, the Board considered that the Adviser compensates each Sub-Adviser from its fee. The Board also considered that Acadian and Trilogy have each agreed to pay a portion of the Adviser’s obligation under the Marshall International Stock Fund’s Expense Limitation.

Economies of Scale

The Board considered the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders and considered the small size of the Sub-Advised Funds.

Other Benefits to the Sub-Adviser

The Board considered the use by Trilogy of commissions paid by the Marshall International Stock Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Trilogy. The Board noted that no other material benefits were identified by any of the Sub-Advisers other than the sub-advisory fee and the potential marketability of performance of the applicable Sub-Advised Fund.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Contracts continue to be fair and reasonable and that the continuation of the Advisory Contract and each Sub-Advisory Contract is in the best interests of each applicable Fund, taking into consideration the costs of services provided and profit realized, economies of scale and other benefits to the Adviser and the Sub-Advisers.

NOTES

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.marshallfunds.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

Marshall Investor Services

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

1-800-236-FUND (3863)

414-287-8555

http://www.marshallfunds.com

M&I Distributors, LLC, Distributor

M&I Investment Management Corp., Investment Adviser

©2010 Marshall Funds, Inc.

Not FDIC Insured	No Bank Guarantee	May Lose Value

10-328-065 (10/10)

Item 2.	Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code of Ethics are incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2006. (SEC Accession No. 0001193125-06-227868)

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has four audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: Ridge A. Braunschweig, Barbara J. Pope, John A. Lubs and Benjamin M. Cutler. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

The aggregate fees billed for professional services by PricewaterhouseCoopers LLP during the fiscal year 2010 and 2009 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended August 31, 2010	$313,000
Fiscal year ended August 31, 2009	$310,000

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended August 31, 2010	$57,500
Fiscal year ended August 31, 2009	$56,500

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended August 31, 2010	$61,500
Fiscal year ended August 31, 2009	$60,500

(d) All Other Fees.

Fiscal year ended August 31, 2010	None
Fiscal year ended August 31, 2009	None

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant,

including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2006. (SEC Accession No. 0001193125-06-227868)

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
Filed herewith.

(a) (3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marshall Funds, Inc.

/s/ John M. Blaser
By: John M. Blaser President
October 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ John M. Blaser
By: John M. Blaser President (Principal Executive Officer)
October 21, 2010

/s/ Timothy M. Bonin
By: Timothy M. Bonin Treasurer (Principal Financial Officer)
October 21, 2010